UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23489
Nuveen Dynamic Municipal Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds	October 31, 2023

Nuveen Municipal
Closed-End
Funds

Nuveen AMT-Free Municipal Credit Income Fund	NVG

Nuveen Municipal Credit Income Fund	NZF

Nuveen Municipal High Income Opportunity Fund	NMZ

Nuveen Municipal Credit Opportunities Fund	NMCO

Nuveen Dynamic Municipal Opportunities Fund	NDMO

Annual
Report

Table
of Contents

Chair’s Letter
to Shareholders

Dear Shareholders,

Financial markets spent the past year focused on the direction of inflation and whether policy makers would be able to deliver a soft landing in their economies. After more than a year and a half of interest rate increases by the U.S. Federal Reserve (Fed) and other central banks, financial conditions have tightened and inflation rates have cooled considerably. The Fed increased the target fed funds rate from near zero in March 2022 to a range of 5.25% to 5.50% as of November 2023, with pauses in June 2023, September 2023 and November 2023. But current inflation rates remain above central banks’ targets, and the trajectory from here is difficult to predict given that monetary policy acts on the economy with long and variable lags.

Surprisingly, economies were relatively resilient for much of 2023. By year-end,
the “most predicted recession” had yet to materialize in the U.S., while U.K. and European economic growth was just beginning to show signs of stagnation or decline. U.S. gross domestic product rose 5.2% in the third quarter of 2023, 2.1% in the second quarter of 2023 and 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. Much of the growth was driven by a relatively strong jobs market, which kept consumer sentiment and spending elevated despite long-term interest rates nearing multi-year highs, a series of U.S. regional bank failures and shocks from flaring geopolitical tensions.

While central banks are likely nearing the end of this interest rate hiking cycle, there are still upside risks to inflation and downside risks to the economy. Some labor market and consumer indicators are softening. Government funding and deficits remain a concern, especially as the U.S. election year gets underway. The markets will continue to try to anticipate monetary policy shifts as the Fed evaluates incoming data and adjusts its rate setting activity on a meeting-by-meeting
basis. Geopolitical risks – from relations with China, to wars in Europe and the Middle East – also expand the range of outcomes from economies and markets around the world. All these uncertainties, and others, will remain sources of short-term market volatility. In this environment, Nuveen remains committed to filtering the market noise for investable opportunities that ultimately serve long-term investment objectives. Maintaining a long-term perspective is also important for investors, and we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

December 22, 2023

Important Notices
Fund Mergers Update for Nuveen Municipal Credit Income Fund (NZF)
Effective prior to the opening of business on April 17, 2023, Nuveen Ohio Quality Municipal Income Fund (NUO) and Nuveen Georgia Quality Municipal Income Fund (NKG) were each merged into NZF (“each a Merger”). Refer to the Notes to Financial Statements within this report for further details on the Merger.
Portfolio Manager Updates
Effective April 10, 2023, Daniel Close, CFA, and Stephen Candido, CFA, were added as portfolio managers of NMZ, NMCO and NDMO. Effective May 31, 2023, John Miller no longer serves as a portfolio manager of NMZ, NMCO and NDMO. Effective October 13, 2023, Steven Hlavin was added as a portfolio manager of NVG. Effective October 13, 2023, Kristen DeJong, CFA, was added as a portfolio manager of NZF. There were no other changes to the portfolio management of the Funds during the reporting period.
Updated Distribution Policy for NDMO
On November 29, 2023, the Funds’ Board of Trustees (the “Board”) updated the Fund’s distribution policy. Effective for distributions payable on December 29, 2023, the Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.

Portfolio Managers’
Comments
Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal Credit Opportunities Fund (NMCO)
Nuveen Dynamic Municipal Opportunities Fund (NDMO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, the Funds’ investment adviser. Paul Brennan, CFA, and Steven Hlavin manage the Nuveen
AMT-Free
Municipal Credit Income Fund (NVG). Scott Romans, PhD. and Kristen DeJong, CFA, manage the Nuveen Municipal Credit Income Fund (NZF). Daniel Close, CFA, and Stephen Candido, CFA, manage the Nuveen Municipal High Income Opportunity Fund (NMZ). Daniel Close, CFA, Steven Hlavin and Stephen Candido, CFA, manage the Nuveen Municipal Credit Opportunities Fund (NMCO). Timothy Ryan, CFA, Daniel Close, CFA and Stephen Candido, CFA, manage the Nuveen Dynamic Municipal Opportunities Fund (NDMO).
Effective October 13, 2023, Steven Hlavin was added as portfolio manager of the
AMT-Free
Municipal Credit Income Fund (NVG), and Kristen DeJong was added as portfolio manager of the Nuveen Municipal Credit Income Fund (NZF).
Effective April 10, 2023, Daniel Close, CFA, and Stephen Candido, CFA, were added as portfolio managers of the Nuveen Municipal High Income Opportunity Fund (NMZ), Nuveen Municipal Credit Opportunities Fund (NMCO) and Nuveen Dynamic Municipal Opportunities Fund (NDMO). Effective May 31, 2023, John Miller no longer serves as a portfolio manager of NMZ, NMCO and NDMO.
Here the portfolio management team discusses U.S. economic and municipal bond market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and market conditions during the twelve-month annual reporting period ended October 31, 2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended October 31, 2023. Gross domestic product accelerated sharply in third quarter of 2023 to an annualized rate of 5.2%, according to the U.S. Bureau of Economic Analysis second estimate, up from 2.1% in the second quarter of 2023. By comparison, GDP grew 2.1% in 2022 overall. Early in the reporting period, inflation had risen sharply because of supply chain disruptions and high food and energy prices, the Russia-Ukraine war and China’s zero-COVID
restrictions (lifted in December 2022). Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained much higher than central banks’ target levels.
The Fed raised its target fed funds rate six times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July 2023 and voting to hold it at that level at its next two meetings held near the end of the reporting period. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of October 2023, the unemployment rate was 3.9%, rising from its pre-pandemic
low, with monthly job growth continuing to moderate. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September 2023 and, subsequent to the close

Portfolio Managers’ Comments
(continued)

of the reporting period, November 2023. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.
The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period. Municipal yields rose across the maturity spectrum, but the move was uneven. The greatest increase in yields was at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although municipal bonds continued to exhibit relatively strong credit fundamentals, there were periods of spread widening during the reporting period as the market sell-off
continued.
Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?
NVG’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market. The Fund invests in tax-exempt
municipal bonds that the portfolio management teams believe are underrated or undervalued or that represent municipal market sectors that are undervalued and uses leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss
swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
As of October 31, 2023, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended October 31, 2023?
For the twelve-month reporting period ended October 31, 2023, NVG underperformed the NVG Blended Benchmark. For purposes of this Performance Commentary, references to relative performance are in comparison to the NVG Blended Benchmark, which consists of 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.
The primary detractor from NVG’s relative performance was the Fund’s use of leverage through its issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. Leverage is discussed in more detail in the Fund Leverage section of this report.
Partially offsetting NVG’s underperformance were its underweight to shorter maturity bonds and corresponding overweight to longer maturity bonds. Additionally, the Fund’s credit quality positioning was also advantageous, as credit spreads narrowed occasionally throughout the period. The Fund continued to emphasize bonds rated mid-investment
grade and lower, which contributed positively to relative performance.
Nuveen Municipal Credit Income Fund (NZF)
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?
NZF’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market. The Fund invests in tax-exempt
municipal bonds that the portfolio management teams believe are underrated or undervalued or that represent municipal market sectors that are undervalued and uses leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss
swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

Additionally, NZF continued its rotation into lower rated credit by selling AAA and AA rated bonds, which were purchased when rates were lower as temporary placeholders because of their liquidity profiles. The portfolio management team reinvested the proceeds in A, BBB and below investment grade rated bonds. As a result of this rotation strategy, the Fund’s exposures to the health care and transportation sectors increased while exposures to dedicated tax, pre-refunded,
and water and sewer bonds decreased.
As of October 31, 2023, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended October 31, 2023?
For the twelve-month reporting period ended October 31, 2023, NZF underperformed the NZF Blended Benchmark. For purposes of this Performance Commentary, references to relative performance are in comparison to the NZF Blended Benchmark, which consists of 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.
The primary detractor from NZF’s relative performance was the Fund’s use of leverage through its issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. Leverage is discussed in more detail in the Fund Leverage section of this report.
Partially offsetting NZF’s underperformance were its underweight to shorter-maturity bonds and corresponding overweight to longer maturity bonds. NZF also benefited from its overweight to the transportation sector, particularly “other transportation” bonds, which was one of the better-performing sectors during the period. The Fund’s credit quality positioning was also advantageous, as credit spreads narrowed occasionally throughout the period. Overweight allocations to mid investment grade and lower added to relative performance as these categories outperformed the highest investment grade categories.
Nuveen Municipal High Income Opportunity Fund (NMZ)
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?
NMZ’s primary investment objective is to provide high current income exempt from regular federal income tax. Its secondary investment objective is to seek attractive total return consistent with its primary objective. NMZ invests in an actively managed portfolio of tax-exempt
municipal securities and uses leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss
swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies. The portfolio management team also reduced the Fund’s equity positions in American Airlines and Talen Energy (both of which were acquired in restructurings) when it was favorable to do so during the reporting period.
As of October 31, 2023, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended October 31, 2023?
For the twelve-month reporting period ended October 31, 2023, NMZ underperformed the S&P Municipal Yield Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Yield Index.
The primary detractor from NMZ’s relative performance was the Fund’s use of leverage through its issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. However, the Fund’s use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.

Portfolio Managers’ Comments
(continued)

Leading individual detractors included the Fund’s exposures to Puerto Rico Electric Power Authority (PREPA) bonds and certain project finance bonds, which faced a variety of project-specific challenges during the period. PREPA underperformed given the issuer’s ongoing restructuring. The Fund continued to hold PREPA based on the portfolio management team’s outlook.
Partial offsets to NMZ’s relative underperformance included its, credit quality positioning. Credit spreads narrowed occasionally throughout the period and the Fund benefited from an overweight to non-rated
bonds and a corresponding underweight to the highest grade (AAA and AA rated) bonds.
Nuveen Municipal Credit Opportunities Fund (NMCO)
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?
NMCO’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax and secondarily, total return. NMCO invests primarily in high yielding, low to medium-quality municipal securities, and uses leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss
swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies. Additionally, NMCO was active in reducing leverage levels during the reporting period. Please see the Notes to Financial Statements for additional details.
As of October 31, 2023, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended October 31, 2023?
For the twelve-month reporting period ended October 31, 2023, NMCO significantly underperformed the S&P Municipal Yield Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Yield Index.
The primary driver of NMCO’s underperformance was the Fund’s use of leverage, which detracted significantly. The Fund uses leverage through its issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. Leverage is discussed in more detail in the Fund Leverage section of this report.
Further, the Fund’s exposure to Puerto Rico Electric Power Authority (PREPA) bonds detracted. PREPA underperformed given the ongoing restructuring, along with certain underperforming project finance bonds that faced project-specific challenges during the period. The Fund continued to hold PREPA based on the portfolio management team’s outlook.
Partially offsetting the Fund’s underperformance was its credit quality positioning, as credit spreads narrowed occasionally throughout the period. The Fund benefited from its overweights to below investment grade and non-rated
bonds. Additional contributors included overweights to sectors such as transportation and dedicated tax, which were some of the top-performing
sectors.
Nuveen Dynamic Municipal Opportunities Fund (NDMO)
What key strategies were used to manage the Fund during the twelve-month reporting period ended October 31, 2023?
NDMO’s investment objective is to provide total return through income exempt from regular federal income taxes and capital appreciation. NDMO invests primarily in municipal securities, the income on which is exempt from regular U.S. federal income tax and uses leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The rising yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on
tax-loss
swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
Additionally, during the reporting period NDMO was active in reducing leverage levels. Please see the Notes to Financial Statements for additional details. NDMO also actively sought to reduce its overall duration profile by selling positions in longer-duration bonds and by collapsing certain tender option bond (TOB) structures that were no longer cost-efficient because of rising borrowing costs.
As of October 31, 2023, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended October 31, 2023?
For the twelve-month reporting period ended October 31, 2023, NDMO underperformed the S&P Municipal Bond Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.
The primary detractor from NDMO’s relative performance was the Fund’s use of leverage through its issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. Leverage is discussed in more detail in the Fund Leverage section of this report.
Further, the Fund’s exposure to Puerto Rico Electric Power Authority (PREPA) bonds detracted. PREPA underperformed given the ongoing restructuring, along with certain underperforming project finance bonds that faced project-specific challenges during the period. The Fund continued to hold PREPA based on the portfolio management team’s outlook.
Partially offsetting the Fund’s underperformance were its overweights to the tobacco, transportation and dedicated tax sectors, which performed well, and an underweight to housing, which underperformed. In addition, NDMO was aided by strong performance from positions in Brightline, Puerto Rico sales tax revenue bonds known as COFINAs, Big River Steel and American Dream, and an opportunistic investment in short-term Treasury bills. The Fund continued to maintain exposures to the credits listed above but closed out its position in Treasury bills prior to the end of the reporting period.
The Fund managed the duration of its portfolio by shorting interest rate futures contracts. The interest rate futures contracts had a negligible impact on relative performance during the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
NVG, NZF, NMZ and NDMO’s use of leverage detracted from relative performance over this reporting period while NMCO’s use of leverage significantly detracted. However, NMZ’s use of leverage was accretive to overall common share income.
As of October 31, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO*	NDMO

Effective Leverage **	43.94%	42.40%	42.51%	44.94%	29.20%
Regulatory Leverage **	41.07%	36.26%	25.41%	43.82%	29.14%

*	Percentages do not include preferred shares noticed for redemption as noted on Statement of Assets and Liabilities.
**
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2023, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**

Fund	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total

NVG	$67,400,000	$1,686,600,000	$1,754,000,000

NZF	$ 1,172,000,000	$146,000,000	$1,318,000,000

NMZ	$357,000,000	$-	$357,000,000

NMCO***	$330,000,000	$100,000,000	$430,000,000

NDMO	$240,000,000	$-	$240,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP,
MFP-VRM
and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode,
MFP-VRRM
and
MFP-VRDM,
where applicable. See Notes to Financial Statements for further details.

***	Percentages do not include preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities.
Refer to Notes to Financial Statements for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
NVG, NZF, NMZ and NMCO COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the distributions for NVG, NZF, NMZ and NMCO are current as of October 31, 2023. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts

Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO

November	$0.0545	$0.0505	$0.0535	$0.0575
December	0.0545	0.0505	0.0535	0.0575
January	0.0425	0.0430	0.0455	0.0525
February	0.0425	0.0430	0.0455	0.0525
March	0.0425	0.0430	0.0455	0.0525
April	0.0425	0.0432	0.0455	0.0500
May	0.0425	0.0430	0.0455	0.0500
June	0.0425	0.0430	0.0455	0.0500
July	0.0425	0.0430	0.0455	0.0500
August	0.0425	0.0430	0.0455	0.0500
September	0.0425	0.0430	0.0455	0.0500
October	0.0425	0.0430	0.0425	0.0455

Total Distributions from Net Investment Income	$0.5340	$0.5312	$0.5590	$0.6180

Yields	NVG	NZF	NMZ	NMCO

Market Yield 1	5.08%	5.11%	6.09%	6.30%
Taxable-Equivalent Yield 1	8.58%	8.63%	10.14%	10.56%

1
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax
basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

NVG, NZF, NMZ and NMCO seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by NVG and NZF during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. During the current fiscal period, NMZ’s and NMCO’s distributions were slightly greater than each Fund’s interest income, net of Fund expenses. As a result a portion of NMZ’s and NMCO’s distributions were deemed to be a return of capital. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented within the Notes to Financial Statements of this report.
Updated Distribution Policy for NVG, NZF, NMZ and NMCO
On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.

Common Share Information
(continued)

COMMON SHARE DISTRIBUTION INFORMATION FOR NDMO
NDMO makes regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.
The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date
cumulative experience through the
month-end
prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end
shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form
1099-DIV
for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.
Data as of October 31, 2023

Fiscal YTD Per Share Estimated Sources of Distribution					Estimated Percentage of Distributions

Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital

$0.8020	$0.4122	$0.0000	$0.0000	$0.3898	51.4%	0.0%	0.0%	48.6%

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.
Data as of October 31, 2023

				Annualized		Cumulative

Inception Date	Latest Monthly Per Share Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	Current Distribution on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV

8/26/2020	$0.0620	$0.8020	$9.80	7.59%	(6.62)%	8.18%	1.96%

NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at https://www.nuveen.com/resource-center-closedend funds, along with other Nuveen closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NVG, NMZ, NMCO and NDMO were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NVG, NMZ, NMCO and NDMO, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	NVG	NMZ*	NMCO	NDMO

Maximum aggregate offering	Unlimited	Unlimited	$90,000,000	$250,000,000

*	The Fund carried forward 13,340,607 common shares from the 19,500,000 additional previously authorized common shares.

During the current reporting period, NMZ and NMCO sold common shares through their Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

	NMZ	NMCO

Common shares sold through shelf offering	904,034	30,416
Weighted average premium to NAV per common share sold	1.23%	1.12%

Refer to Notes to Financial Statements, for further details of Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2023, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO

Common shares repurchased and retired	202,500	67,500	0	0	0
Common shares authorized for repurchase	21,350,000	16,535,000	11,050,000	5,480,000	5,945,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

NZF

Common shares repurchased and retired	20,000
Weighted average price per common share repurchased and retired	$ 10.72
Weighted average discount per common share repurchased and retired	(17.50)%

OTHER COMMON SHARE INFORMATION
As of October 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NVG	NZF	NMZ	NMCO	NDMO

Common share NAV	$11.79	$11.96	$9.48	$10.06	$9.80
Common share price	$10.03	$10.10	$8.37	$8.67	$9.12
Premium/(Discount) to NAV	(14.93)%	(15.55)%	(11.71)%	(13.82)%	(6.94)%
Average premium/(discount) to NAV	(12.98)%	(13.33)%	(4.66)%	(5.58)%	(3.15)%

About the Funds’ Benchmarks
NVG Blended Benchmark:
Consists of: 1) 60% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 40% S&P Municipal Bond High Yield Index (defined herein). The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NZF Blended Benchmark:
Consists of: 1) 60% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 40% S&P Municipal Bond High Yield Index (defined herein). The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond High Yield Index:
An index designed to measure the performance of
tax-exempt
high yield municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index:
An index designed to measure the performance of the
tax-exempt
U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Investment Grade Index:
An index designed to measure the performance of
tax-exempt
investment grade municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index:
An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

[This page intentionally left blank.]

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Performance Overview and Holding Summaries October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of October 31, 2023

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NVG at Common Share NAV	3/25/02	0.70%	(0.56)%	2.97%

NVG at Common Share Price	3/25/02	(4.77)%	(0.59)%	3.17%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

NVG Blended Benchmark	–	2.90%	1.31%	2.65%

*For purposes of Fund performance, relative results are measured against the NVG Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023
-
Common Share Price

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	170.8%

Common Stocks	2.4%

Short-Term Municipal Bonds	1.6%

Other Assets & Liabilities, Net	3.1%

Floating Rate Obligations	(8.4)%

MFP Shares, Net	(20.5)%

VRDP Shares, Net	(49.0)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	7.2%

AAA	6.1%

AA	16.3%

A	22.0%

BBB	19.3%

BB or Lower	10.2%

N/R (not rated)	17.5%

N/A (not applicable)	1.4%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	19.3%

Health Care	14.1%

Tax Obligation/General	11.9%

Transportation	10.3%

Utilities	9.7%

Education and Civic Organizations	9.4%

U.S. Guaranteed	7.2%

Other	16.7%

Common Stocks	1.4%

Total	100%

States and Territories 1 (% of total municipal bonds)

Illinois	15.0%

Texas	7.9%

California	7.5%

Colorado	5.9%

Ohio	5.6%

New York	5.4%

Puerto Rico	4.4%

New Jersey	3.9%

Connecticut	3.2%

Pennsylvania	3.1%

Georgia	2.7%

Wisconsin	2.6%

Florida	2.6%

District of Columbia	2.3%

Indiana	1.6%

South Carolina	1.5%

Massachusetts	1.5%

Michigan	1.4%

Alabama	1.4%

Arizona	1.4%

Missouri	1.4%

Kentucky	1.3%

North Dakota	1.2%

Rhode Island	1.2%

Minnesota	1.2%

Other	12.8%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of October 31, 2023

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NZF at Common Share NAV	9/25/01	1.62%	0.02%	3.17%

NZF at Common Share Price	9/25/01	(2.35)%	(0.52)%	3.13%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

NZF Blended Benchmark	–	2.90%	1.31%	2.65%

* For purposes of Fund performance, relative results are measured against the NZF Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023
-
Common Share Price

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	165.9%

Common Stocks	5.2%

Investment Companies	0.0%

Other Assets & Liabilities, Net	1.8%

Floating Rate Obligations	(16.2)%

MFP Shares, Net	(27.6)%

VRDP Shares, Net	(29.1)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	3.8%

AAA	1.1%

AA	13.0%

A	27.9%

BBB	24.7%

BB or Lower	13.2%

N/R (not rated)	13.3%

N/A (not applicable)	3.0%

Total	100%

Portfolio Composition (% of total investments)

Health Care	22.4%

Transportation	21.1%

Tax Obligation/Limited	18.5%

Tax Obligation/General	13.4%

Utilities	7.9%

U.S. Guaranteed	3.6%

Education and Civic Organizations	3.0%

Other	7.1%

Common Stocks	3.0%

Investment Companies	0.0%

Total	100%

States and Territories 1 (% of total municipal bonds)

Illinois	15.1%

California	13.5%

New York	10.4%

Texas	6.9%

Ohio	5.9%

Florida	5.8%

New Jersey	4.6%

Puerto Rico	4.2%

Colorado	4.2%

Pennsylvania	3.9%

Georgia	3.0%

Washington	2.3%

Virginia	2.2%

South Carolina	2.2%

Wisconsin	1.4%

Oklahoma	1.4%

Louisiana	1.2%

Minnesota	1.2%

North Dakota	1.2%

Michigan	1.0%

Other	8.4%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMZ	Nuveen Municipal High Income Opportunity Fund
Performance Overview and Holding Summaries as of October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of October 31, 2023

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NMZ at Common Share NAV	11/19/03	0.13%	(0.54)%	3.30%

NMZ at Common Share Price	11/19/03	(10.28)%	(1.30)%	2.42%

S&P Municipal Yield Index	–	3.80%	1.55%	3.70%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023
-
Common Share Price

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	164.4%

Common Stocks	5.7%

Variable Rate Senior Loan Interests	0.0%

Other Assets & Liabilities, Net	2.7%

Floating Rate Obligations	(38.8)%

AMTP Shares, Net	(34.0)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	0.8%

AAA	0.5%

AA	8.3%

A	15.9%

BBB	13.6%

BB or Lower	8.2%

N/R (not rated)	49.4%

N/A (not applicable)	3.3%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	29.2%

Transportation	18.0%

Education and Civic Organizations	12.2%

Health Care	11.0%

Tax Obligation/General	7.0%

Housing/Multifamily	5.0%

Industrials	4.2%

Other	10.1%

Common Stocks	3.3%

Variable Rate Senior Loan Interests	0.0%

Total	100%

States and Territories 1 (% of total municipal bonds)

Florida	13.9%

Illinois	11.0%

Colorado	8.9%

California	8.6%

New York	7.4%

Puerto Rico	6.4%

Wisconsin	5.2%

Texas	4.0%

Missouri	3.2%

Arizona	2.7%

New Jersey	2.6%

Ohio	2.6%

Virginia	2.6%

Kentucky	2.0%

Michigan	1.9%

District of Columbia	1.6%

Alabama	1.5%

South Carolina	1.4%

Oklahoma	1.2%

Iowa	1.2%

Pennsylvania	1.1%

Indiana	1.0%

Louisiana	0.8%

Virgin Islands	0.7%

Massachusetts	0.7%

Other	5.8%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMCO	Nuveen Municipal Credit Opportunities Fund Performance Overview and Holding Summaries as of October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of October 31, 2023

		Average Annual

	Inception Date	1-Year	Since Inception

NMCO at Common Share NAV	9/16/19	(4.85)%	(4.46)%

NMCO at Common Share Price	9/16/19	(11.69)%	(7.65)%

S&P Municipal Yield Index	–	3.80%	(0.55)%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023
-
Common Share Price

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	168.3%

Common Stocks	13.2%

Variable Rate Senior Loan Interests	0.0%

Other Assets & Liabilities, Net	(2.8)%

Floating Rate Obligations	(3.6)%

MFP Shares, Net	(75.1)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	0.2%

AA	1.1%

A	6.3%

BBB	11.1%

BB or Lower	16.9%

N/R (not rated)	57.2%

N/A (not applicable)	7.2%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	21.2%

Transportation	19.0%

Education and Civic Organizations	12.9%

Industrials	6.9%

Consumer Staples	6.8%

Long-Term Care	6.6%

Tax Obligation/General	6.3%

Health Care	5.5%

Other	7.5%

Common Stocks	7.3%

Variable Rate Senior Loan Interests	0.0%

Total	100%

States and Territories 1 (% of total municipal bonds)

Florida	18.3%

Illinois	8.2%

Wisconsin	8.2%

Colorado	7.2%

New York	6.4%

Ohio	5.7%

Puerto Rico	4.8%

California	3.7%

Alabama	3.4%

Pennsylvania	3.2%

Texas	3.0%

Georgia	2.4%

Arizona	2.4%

New Jersey	2.3%

District of Columbia	2.2%

Virgin Islands	2.0%

Utah	1.7%

Louisiana	1.2%

Kansas	1.2%

Idaho	1.2%

Arkansas	1.0%

Tennessee	0.8%

Alaska	0.8%

Iowa	0.7%

Massachusetts	0.7%

Other	7.3%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NDMO	Nuveen Dynamic Municipal Opportunities Fund Performance Overview and Holding Summaries as of October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of October 31, 2023

		Average Annual

	Inception Date	1-Year	Since Inception

NDMO at Common Share NAV	8/26/20	1.96%	(6.62)%

NDMO at Common Share Price	8/26/20	4.45%	(8.54)%

S&P Municipal Yield Index	–	3.80%	(1.73)%

S&P Municipal Bond Index	–	2.36%	(2.24)%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2023
-
Common Share Price

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	139.4%

Corporate Bonds	1.4%

Common Stocks	0.2%

Variable Rate Senior Loan Interests	0.0%

Short-Term Municipal Bonds	1.6%

Other Assets & Liabilities, Net	(1.4)%

Floating Rate Obligations	(0.1)%

MFP Shares, Net	(41.1)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	0.1%

AAA	1.3%

AA	13.7%

A	24.8%

BBB	7.4%

BB or Lower	12.7%

N/R (not rated)	39.9%

N/A (not applicable)	0.1%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	24.4%

Transportation	22.2%

Education and Civic Organizations	12.2%

Utilities	11.5%

Health Care	9.9%

Tax Obligation/General	7.2%

Industrials	6.3%

Other	5.2%

Corporate Bonds	1.0%

Common Stocks	0.1%

Variable Rate Senior Loan Interests	0.0%

Total	100%

States and Territories 1 (% of total municipal bonds)

New York	13.9%

Colorado	12.6%

Florida	11.0%

Texas	10.2%

Illinois	5.6%

Arizona	5.3%

California	4.9%

Alabama	4.1%

Puerto Rico	3.2%

Michigan	2.9%

Pennsylvania	2.9%

Wisconsin	2.8%

Tennessee	2.6%

Ohio	2.2%

Indiana	2.1%

Virginia	1.4%

Arkansas	1.2%

Washington	1.0%

Kentucky	0.9%

Missouri	0.9%

Minnesota	0.8%

Georgia	0.8%

New Jersey	0.8%

West Virginia	0.7%

New Mexico	0.7%

Other	4.5%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report
The annual meeting of shareholders was held on May 8, 2023, for NMCO and August 9, 2023, for NVG, NZF, NMZ, and NDMO; at this meeting the shareholders were asked to elect Board members.

	NVG		NZF		NMZ

	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

Approval of the Board Members was reached as follows:

Amy B.R. Lancellotta
For	151,349,731	–	139,619,644	–	74,629,685	–
Withhold	7,740,601	–	12,710,420	–	3,273,737	–

Total	159,090,332	–	152,330,064	–	77,903,422	–

John K. Nelson
For	150,683,579	–	138,053,355	–	74,394,934	–
Withhold	8,406,753	–	14,276,709	–	3,508,488	–

Total	159,090,332	–	152,330,064	–	77,903,422	–

Terence J. Toth
For	150,719,806	–	139,072,404	–	74,089,059	–
Withhold	8,370,526	–	13,257,660	–	3,814,363	–

Total	159,090,332	–	152,330,064	–	77,903,422	–

Robert L. Young
For	151,025,787	–	138,438,919	–	74,469,477	–
Withhold	8,064,545	–	13,891,145	–	3,433,945	–

Total	159,090,332	–	152,330,064	–	77,903,422	–

William C. Hunter
For	–	461,040	–	9,820	–	3,570
Withhold	–	–	–	–	–	–

Total	–	461,040	–	9,820	–	3,570

Albin F. Moschner
For	–	461,040	–	9,820	–	3,570
Withhold	–	–	–	–	–	–

Total	–	461,040	–	9,820	–	3,570

	NMCO		NDMO

	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

Approval of the Board Members was reached as follows:

Amy B.R. Lancellotta
For	43,414,042	–	46,977,600	–
Withhold	1,034,145	–	1,132,922	–

Total	44,448,187	–	48,110,522	–

John K. Nelson
For	43,371,886	–	46,494,898	–
Withhold	1,076,301	–	1,615,624	–

Total	44,448,187	–	48,110,522	–

Terence J. Toth
For	43,321,317	–	46,313,519	–
Withhold	1,126,870	–	1,797,003	–

Total	44,448,187	–	48,110,522	–

Robert L. Young
For	43,470,530	–	46,385,873	–
Withhold	977,657	–	1,724,649	–

Total	44,448,187	–	48,110,522	–

William C. Hunter
For	–	4,500	–	2,400
Withhold	–	–	–	–

Total	–	4,500	–	2,400

Albin F. Moschner
For	–	4,500	–	2,400
Withhold	–	–	–	–

Total	–	4,500	–	2,400

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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen
AMT-Free
Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund, and Nuveen Dynamic Municipal Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Funds Listed in Appendix A (the Funds), including the portfolios of investments, as of October 31, 2023, the related statements of operations, cash flows and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations, cash flows and the changes in their net assets for the periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2023

Report of Independent Registered Public Accounting Firm
(continued)
Appendix A
For the year ended October 31, 2023 (statements of operations and cash flows); for each of the years in the two-year
period ended October 31, 2023 (statements of changes in net assets); for each of the years in the five-year period ended October 31, 2023 (financial highlights):
Nuveen
AMT-Free
Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
For the year ended October 31, 2023 (statements of operations and cash flows); for each of the years in the two-year
period ended October 31, 2023 (statements of changes in net assets); for each of the years in the four-year period ended October 31, 2023, and the period September 16, 2019 (commencement of operations) through October 31, 2019 (financial highlights):
Nuveen Municipal Credit Opportunities Fund
For the year ended October 31, 2023 (statements of operations and cash flows); for each of the years in the two-year
period ended October 31, 2023 (statements of changes in net assets); for each of the years in the three-year period ended October 31, 2023, and the period August 26, 2020 (commencement of operations) through October 31, 2020 (financial highlights):
Nuveen Dynamic Municipal Opportunities Fund

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 173.2% (99.1% of Total Investments)
		MUNICIPAL BONDS - 170.8% (97.7% of Total Investments)

		Alabama - 2.4% (1.4% of Total Investments)

$ 3,645		Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	$3,486,755

4,710		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A, 4.000%, 7/01/43	7/28 at 100.00	3,933,887

7,500		Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Prepay Morgan Stanley Series 2022C-1, 5.250%, 2/01/53, (Mandatory Put 6/01/29)	3/29 at 100.15	7,517,111

30,730		Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	28,624,983

8,100		Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	7,353,398

		The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A:
1,000		5.250%, 8/01/30	8/26 at 100.00	924,528
1,300		5.500%, 8/01/35	8/26 at 100.00	1,153,050

		Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A:
2,914		4.500%, 5/01/32, 144A	5/29 at 100.00	2,579,742
4,220		5.250%, 5/01/44, 144A	5/29 at 100.00	3,478,117

1,810		UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/44	9/29 at 100.00	1,546,810
		Total Alabama		60,598,381

		Alaska - 0.5% (0.3% of Total Investments)

		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1:
4,490		4.000%, 6/01/41	6/31 at 100.00	3,892,158
8,100		4.000%, 6/01/50	6/31 at 100.00	6,489,753

940		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-1 Class 2, 4.000%, 6/01/50	6/31 at 100.00	836,768

19,045		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2 Class 2, 0.000%, 6/01/66	6/31 at 30.73	1,675,989
		Total Alaska		12,894,668

		Arizona - 2.4% (1.3% of Total Investments)

1,475		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A	7/27 at 100.00	1,234,302

6,290		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A	7/29 at 100.00	5,056,110

3,260		Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.375%, 6/01/39, 144A	6/28 at 100.00	3,296,445

3,142	(c)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	2,419,491

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Arizona (continued)
$ 4,885	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal Oaks Royal Oaks - Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/56	5/26 at 103.00	$3,647,806

1,350	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/56, 144A	7/31 at 100.00	905,623

	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,730	5.000%, 7/01/49, 144A	7/29 at 100.00	1,452,010
1,975	5.000%, 7/01/54, 144A	7/29 at 100.00	1,623,538

800	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	710,003

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,000	5.500%, 7/01/37 - FGIC Insured	No Opt. Call	6,636,791
8,755	5.500%, 7/01/39 - FGIC Insured	No Opt. Call	9,537,533

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	588,405
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	863,086

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	1,052,071
1,850	5.375%, 7/01/46	7/26 at 100.00	1,599,539
2,135	5.500%, 7/01/51	7/26 at 100.00	1,831,947

2,920	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A	7/26 at 103.00	2,644,296

885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	878,482

3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	3,008,987

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
6,120	5.000%, 12/01/32	No Opt. Call	6,088,540
2,365	5.000%, 12/01/37	No Opt. Call	2,295,788

2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	11/23 at 100.00	2,000,386
	Total Arizona		59,371,179

	Arkansas - 0.7% (0.4% of Total Investments)

	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,635	0.000%, 7/01/36 - AMBAC Insured	No Opt. Call	1,418,936
20,480	0.000%, 7/01/46 - AMBAC Insured	No Opt. Call	5,627,945

1,230	Pulaski County, Arkansas, Hospital Revenue Bonds, Arkansas Children’s Hospital, Series 2023, 4.250%, 3/01/48	3/33 at 100.00	1,042,873

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Arkansas (continued)
$ 11,925		Springdale, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Improvement Series 2023B, 4.125%, 8/01/50 - BAM Insured	2/30 at 100.00	$9,984,354
		Total Arkansas		18,074,108

		California - 12.9% (7.4% of Total Investments)

6,135		Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 - AGC Insured	No Opt. Call	4,598,523

		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
6,820	(d)	0.000%, 9/01/35 - AGM Insured, (ETM)	No Opt. Call	4,137,816
5,795		0.000%, 9/01/35 - AGM Insured	No Opt. Call	3,310,354

4,100		Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	3,622,457

3,875		Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2022C, 2.500%, 11/01/46 - BAM Insured	11/31 at 100.00	2,339,491

1,650		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory Put 10/01/31)	10/30 at 100.65	1,615,315

2,325		California Community Housing Agency, California, Essential Housing Revenue Bonds, Fountains at Emerald Park, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A	8/31 at 100.00	1,384,314

2,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A	8/32 at 100.00	1,190,647

1,430		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	1,164,314

310		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	297,461

50,460		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	6,986,167

12,940	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2019V-1, 5.000%, 5/01/49, (UB)	No Opt. Call	13,300,096
5,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2019V-1, 5.000%, 5/01/49	No Opt. Call	5,139,140

10,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2021V-2, 5.000%, 4/01/51, (UB)	No Opt. Call	10,213,455

8,300	(e)	California Educational Facilities Authority, Revenue Bonds,Stanford University, Refunding Series 2014U-6, 5.000%, 5/01/45, (UB)	No Opt. Call	8,708,741

1,915		California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54	8/25 at 100.00	1,905,487

		California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A:
3,065		5.000%, 7/01/31, 144A	7/26 at 100.00	3,004,569
1,000		5.000%, 7/01/36, 144A	7/26 at 100.00	940,361
555		5.000%, 7/01/41, 144A	7/26 at 100.00	492,244
195		5.000%, 7/01/46, 144A	7/26 at 100.00	166,069

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
		California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A:
$ 260		5.000%, 6/01/36	6/26 at 100.00	$250,138
435		5.000%, 6/01/46	6/26 at 100.00	378,105

3,000		California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A, 6.000%, 10/01/50, 144A	10/27 at 103.00	2,763,992

5,425		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 11/21/45, 144A	1/29 at 100.00	5,160,486

2,050		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	1,867,110

735		California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016, 5.000%, 6/01/46, 144A	6/26 at 100.00	639,792

715		California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A	6/25 at 100.00	678,455

570		California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A	6/26 at 100.00	497,742

80		California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 - NPFG Insured	12/23 at 100.00	80,063

5		California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 - AMBAC Insured	12/23 at 100.00	5,004

8,440		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	8,040,243

65,130		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	57,701,370

7,130		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	6,521,695

4,000	(d)	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39, (Pre-refunded 7/01/24)	7/24 at 100.00	4,011,699

		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
17	(c),(f)	5.750%, 7/01/30	1/22 at 100.00	16,876
49	(c),(f)	5.750%, 7/01/35	1/22 at 100.00	48,702

5,000	(d)	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 - FGIC Insured, (ETM)	No Opt. Call	4,672,911

5,330		CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A	8/31 at 100.00	3,194,953

4,000		CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33, Senior Series 2021A-1, 3.000%, 12/01/56, 144A	12/31 at 100.00	2,376,116

3,410		Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 - AGM Insured	No Opt. Call	2,202,773

14,375		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 - AGM Insured	No Opt. Call	6,309,002

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 2,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A	5/32 at 100.00	$1,451,608

5,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A	5/32 at 100.00	3,099,847

5,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Escondido Portfolio, Social Senior Lien Series 2021A-2, 4.000%, 6/01/58, 144A	6/31 at 100.00	3,435,103

4,720		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A	10/31 at 100.00	3,312,368

15,985		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1, 3.125%, 7/01/56, 144A	7/32 at 100.00	9,419,975

5,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	2,980,186

2,475		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien Series 2021A, 3.250%, 10/01/58, 144A	4/32 at 100.00	1,453,662

12,500		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A-2, 4.000%, 12/01/58	6/32 at 100.00	8,351,492

		El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615		6.900%, 8/01/31 - AGM Insured	8/28 at 100.00	2,970,467
3,600		7.050%, 8/01/34 - AGM Insured	8/28 at 100.00	4,104,482

		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
3,960		0.000%, 1/15/34 - AGM Insured	No Opt. Call	2,485,703
5,000		0.000%, 1/15/35 - AGM Insured	No Opt. Call	2,980,201

		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
910	(g)	0.000%, 1/15/42	1/31 at 100.00	1,025,270
6,610	(d)	6.000%, 1/15/49, (Pre-refunded 1/15/24)	1/24 at 100.00	6,639,751

4,595		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53	7/29 at 100.00	3,291,869

33,860		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	2,777,275

1,825		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	1,824,924

		Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006:
5,600		0.000%, 11/01/24 - AGM Insured	No Opt. Call	5,378,842
5,795		0.000%, 11/01/25 - AGM Insured	No Opt. Call	5,341,385

1,075		Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 - AGM Insured	12/23 at 100.00	1,075,482

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 7,575	(g)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	$6,596,455

3,310		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	3,728,159

		Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A:
3,960		0.000%, 8/01/26 - AGC Insured	No Opt. Call	3,542,038
605	(d)	0.000%, 8/01/26 - AGC Insured, (ETM)	No Opt. Call	545,080
540	(d)	0.000%, 8/01/26 - AGC Insured, (ETM)	No Opt. Call	486,518
530	(d)	0.000%, 8/01/26 - AGC Insured, (ETM)	No Opt. Call	477,509
270	(d)	0.000%, 8/01/26 - AGC Insured, (ETM)	No Opt. Call	243,259
1,715		0.000%, 8/01/28 - AGC Insured	No Opt. Call	1,412,656
225	(d)	0.000%, 8/01/28 - AGC Insured, (ETM)	No Opt. Call	188,556
170	(d)	0.000%, 8/01/28 - AGC Insured, (ETM)	No Opt. Call	142,464
110	(d)	0.000%, 8/01/28 - AGC Insured, (ETM)	No Opt. Call	92,183

3,905		Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 4.250%, 8/15/38	8/25 at 100.00	3,511,099

		Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021:
2,560		2.000%, 11/01/42	11/30 at 100.00	1,491,386
1,940		2.125%, 11/01/44	11/30 at 100.00	1,114,689

3,700		Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 - NPFG Insured	No Opt. Call	3,433,597

7,935		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%, 8/01/38 - AGC Insured	8/29 at 100.00	8,773,484

500		Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, 2022 Election Series 2023A-1, 4.000%, 8/01/52	8/32 at 100.00	430,504

9,145		Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 - AMBAC Insured	No Opt. Call	6,751,402

		San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
480		5.000%, 9/01/40	9/25 at 100.00	465,459
905		5.000%, 9/01/46	9/25 at 100.00	857,600

5,125		San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2018 Election Green Series 2023G-3, 4.000%, 7/01/53	7/33 at 100.00	4,360,909

		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	(d)	5.000%, 1/15/44, (Pre-refunded 1/15/25)	1/25 at 100.00	2,722,957
8,275	(d)	5.000%, 1/15/50, (Pre-refunded 1/15/25)	1/25 at 100.00	8,407,637

3,400		San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 - NPFG Insured	No Opt. Call	2,567,621

4,340		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/34 - AGM Insured	No Opt. Call	2,664,267

5,690		San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/42	8/25 at 41.10	2,117,802

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
		Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
$ 1,265	(d)	6.250%, 7/01/24, (ETM)	No Opt. Call	$1,284,427
1,265		6.250%, 7/01/24	No Opt. Call	1,284,093

605		Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	613,835
		Total California		325,641,785

		Colorado - 10.1% (5.8% of Total Investments)

4,300		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2021, 4.375%, 12/01/52	12/26 at 103.00	3,104,096

850		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	748,322

		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
883		5.500%, 12/01/36	12/23 at 101.00	854,190
1,175		5.750%, 12/01/46	12/23 at 101.00	1,100,505

700		Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47	12/23 at 102.00	598,199

3,410		Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/23 at 102.00	3,068,454

1,690		Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/23 at 102.00	1,520,729

		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
1,140		5.000%, 12/01/37, 144A	12/23 at 102.00	1,024,771
5,465		5.000%, 12/01/47, 144A	12/23 at 102.00	4,572,495

4,475		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2020A, 5.000%, 12/01/51	12/25 at 103.00	3,603,476

195	(d)	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43, (Pre-refunded 12/01/23)	12/23 at 100.00	195,110

1,200		Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/23 at 102.00	1,024,181

930		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46	8/26 at 100.00	661,252

1,165		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	1,139,855

3,675		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47	6/26 at 100.00	2,740,753

1,750		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016, 3.250%, 6/01/46	6/26 at 100.00	1,193,579

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
		Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
$ 2,460	(d)	5.000%, 6/01/42, (Pre-refunded 6/01/27)	6/27 at 100.00	$2,551,075
23,470	(d)	5.000%, 6/01/47, (Pre-refunded 6/01/27)	6/27 at 100.00	24,338,918

5,755		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 4.000%, 8/01/49	8/29 at 100.00	4,451,898

4,900		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2020A, 4.000%, 12/01/50	12/27 at 103.00	3,506,695

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,410	(d)	5.000%, 6/01/32, (Pre-refunded 6/01/25)	6/25 at 100.00	1,432,138
2,000	(d)	5.000%, 6/01/33, (Pre-refunded 6/01/25)	6/25 at 100.00	2,031,401
5,870	(d)	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	5,962,163
6,920	(d)	5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	7,028,648

2,035		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	1,770,068

13,610		Colorado Housing and Finance Authority, Multifamily Project Bonds, Class I Series 2020B, 2.350%, 10/01/43	10/29 at 100.00	8,350,088

4,105		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	3,689,772

600		Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	493,532

1,480		Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47	12/23 at 102.00	1,291,776

1,262		Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47	12/23 at 102.00	1,097,423

500		Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	456,626

10,640		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	12/23 at 100.00	10,504,477

		Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A:
2,190		5.250%, 12/01/39, 144A	12/23 at 103.00	2,091,461
445		5.250%, 12/01/39, 144A	12/23 at 103.00	424,977

11,700		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	4,503,297

6,525		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 - NPFG Insured	No Opt. Call	5,786,988

		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030		0.000%, 9/01/25 - NPFG Insured	No Opt. Call	15,746,064
10,005		0.000%, 9/01/32 - NPFG Insured	No Opt. Call	6,765,834
43,090		0.000%, 9/01/33 - NPFG Insured	No Opt. Call	27,718,168

		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000		0.000%, 9/01/27 - NPFG Insured	No Opt. Call	17,021,584

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$ 1,180		0.000%, 9/01/28 - NPFG Insured	No Opt. Call	$962,869
7,000		0.000%, 9/01/34 - NPFG Insured	No Opt. Call	4,273,684

5,575		Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	5,175,417

590		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	518,566

500		Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39	12/24 at 103.00	439,453

		Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015:
1,005	(c)	5.750%, 12/15/46	12/23 at 100.00	858,540
5,355	(c)	6.000%, 12/15/50	12/23 at 100.00	4,641,145

500		Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/23 at 100.00	449,534

860		Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/35	12/25 at 100.00	790,251

5,155		North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2016B, 3.500%, 12/01/45	12/25 at 100.00	3,746,939

		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A:
1,000		5.625%, 12/01/37	12/23 at 102.00	977,624
1,000		5.750%, 12/01/47	12/23 at 102.00	950,627

		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
3,380		5.000%, 12/01/39	12/24 at 103.00	2,983,266
6,900		5.000%, 12/01/49	12/24 at 103.00	5,644,691

		Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016:
660		5.000%, 12/01/36	12/26 at 100.00	641,924
1,060		5.000%, 12/01/46	12/26 at 100.00	952,642

660		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	636,149

1,335		Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/41, 144A	3/26 at 103.00	1,130,922

4,000		Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Convertible Capital Appreciation Bonds, Series 2022A-2, 8.000%, 12/01/52	12/27 at 81.40	2,141,552

2,760		Prairie Center Metopolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 5.000%, 12/15/41, 144A	12/26 at 100.00	2,507,607

1,500		Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/41	10/26 at 102.00	1,077,815

		Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018:
1,310		5.375%, 12/01/37	12/23 at 103.00	1,214,036
2,765		5.500%, 12/01/47	12/23 at 103.00	2,436,677

5,050		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A, 3.000%, 7/15/37	1/31 at 100.00	3,886,900

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)

$ 1,320	Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue Bonds, Series 2022A, 5.000%, 12/01/52	3/27 at 103.00	$1,034,612

930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/23 at 101.00	786,887

1,000	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.000%, 12/01/37	12/23 at 102.00	914,651

	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
1,000	5.000%, 12/01/38	12/24 at 103.00	869,108
570	5.000%, 12/01/49	12/24 at 103.00	466,960

765	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Senior Series 2020A, 4.250%, 12/01/50	12/25 at 102.00	584,338

2,765	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.125%, 12/01/50	12/25 at 103.00	2,250,416

450	The Village at Dry Creek Metropolitan District No. 2, In the City of Thornton, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019, 4.375%, 12/01/44	9/24 at 103.00	346,190

500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2, 5.500%, 12/01/51	3/26 at 103.00	330,990

900	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51	3/26 at 103.00	652,585

3,410	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020, 5.000%, 12/01/50 - AGM Insured	12/29 at 100.00	3,342,659

8,260	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52	12/29 at 103.00	7,141,648
	Total Colorado		253,924,912

	Connecticut - 5.5% (3.1% of Total Investments)

	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 - AGM Insured	7/24 at 100.00	2,352,150
1,600	5.000%, 7/01/34 - AGM Insured	7/24 at 100.00	1,603,926

2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 - AGM Insured	8/26 at 100.00	2,794,592

	Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	1,491,744
750	5.000%, 11/01/37	11/27 at 100.00	757,550

1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut Childrens Medical Center and Subsidiaries, Series 2023E, 4.250%, 7/15/53	1/33 at 100.00	1,203,660

1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	975,107

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	445,523
2,540	5.000%, 9/01/53, 144A	9/26 at 100.00	1,831,366

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Connecticut (continued)
$ 3,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1, 5.000%, 10/01/54, 144A	10/24 at 104.00	$2,062,630

1,915		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	1,880,535

		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
2,770		4.000%, 7/01/41	7/29 at 100.00	2,203,133
2,000		4.000%, 7/01/49	7/29 at 100.00	1,454,652

		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L:
6,000		4.125%, 7/01/41	7/25 at 100.00	5,270,529
5,665		5.000%, 7/01/45	7/25 at 100.00	5,522,764

		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M:
500		5.000%, 7/01/34	7/26 at 100.00	503,217
1,250		5.000%, 7/01/36	7/26 at 100.00	1,251,305

5,145		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1, 5.000%, 7/01/42	7/27 at 100.00	5,016,158

4,025		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	3,181,212

2,250		Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1, 5.000%, 7/01/38	7/28 at 100.00	2,049,209

		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,610		5.000%, 7/01/32	7/24 at 100.00	2,617,788
2,740		5.000%, 7/01/33	7/24 at 100.00	2,748,035
900		5.000%, 7/01/34	7/24 at 100.00	902,442

		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B:
2,775		4.500%, 11/15/43	5/32 at 100.00	2,558,066
13,425	(e)	4.650%, 11/15/48, (UB)	5/32 at 100.00	11,983,845

3,500		Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	3,491,265

2,630		Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	2,649,186

3,750		Connecticut State, General Obligation Bonds, Series 2017A, 5.000%, 4/15/35	4/27 at 100.00	3,850,761

		Connecticut State, General Obligation Bonds, Series 2018A:
3,500		5.000%, 4/15/35	4/28 at 100.00	3,626,096
5,000		5.000%, 4/15/38	4/28 at 100.00	5,090,065

3,855	(d)	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33, (Pre-refunded 1/29/24)	1/24 at 100.00	3,864,520

1,380		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	1,389,808

		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A:
5,300		5.000%, 9/01/33	9/26 at 100.00	5,414,752
1,075		5.000%, 9/01/34	9/26 at 100.00	1,094,841

3,500		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A, 5.000%, 9/01/33	9/24 at 100.00	3,504,587

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Connecticut (continued)
		Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
$ 500	(d)	5.000%, 8/15/30, (Pre-refunded 8/15/24)	8/24 at 100.00	$504,619
1,000	(d)	5.000%, 8/15/31, (Pre-refunded 8/15/24)	8/24 at 100.00	1,009,237

55		Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 - NPFG Insured	12/23 at 100.00	55,002

225		Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 - BAM Insured	8/24 at 100.00	225,818

2,315		Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	2,193,321

10,015	(d)	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A, 5.000%, 11/01/42, (Pre-refunded 11/01/24)	11/24 at 100.00	10,133,981

2,285		Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2018, 5.000%, 7/15/36	7/28 at 100.00	2,361,967

1,055		Milford, Connecticut, General Obligation Bonds, Series 2018, 4.000%, 11/01/37	11/24 at 100.00	979,144

1,550		New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/35 - AGM Insured	8/26 at 100.00	1,571,078

985	(d)	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33, (Pre-refunded 8/01/24) - AGM Insured	8/24 at 100.00	993,288

		New Haven, Connecticut, General Obligation Bonds, Series 2015:
790		5.000%, 9/01/32 - AGM Insured	9/25 at 100.00	800,058
1,620		5.000%, 9/01/33 - AGM Insured	9/25 at 100.00	1,640,075
500		5.000%, 9/01/35 - AGM Insured	9/25 at 100.00	504,516

		New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,045		5.000%, 8/01/35	8/27 at 100.00	1,057,499
1,425		5.000%, 8/01/36	8/27 at 100.00	1,436,194

900		North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	907,983

795	(d)	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A, 5.000%, 8/01/44, (Pre-refunded 8/01/24)	8/24 at 100.00	801,982

2,220		South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-Second Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	2,250,767

500		Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	12/23 at 100.00	500,183

1,285		Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Steelpointe Harbor Project, Series 2021, 4.000%, 4/01/51	4/30 at 100.00	939,955

1,005		Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A, 5.000%, 8/15/30 - BAM Insured	8/28 at 100.00	1,029,613

2,500		University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	12/23 at 100.00	2,500,997

760		University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	761,050

2,250		University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	2,299,313

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Connecticut (continued)

		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
$ 445		5.000%, 8/01/30 - BAM Insured	8/25 at 100.00	$453,379
390		5.000%, 8/01/31 - BAM Insured	8/25 at 100.00	397,347
610		5.000%, 8/01/32 - BAM Insured	8/25 at 100.00	621,456
445		5.000%, 8/01/33 - BAM Insured	8/25 at 100.00	453,217
445		5.000%, 8/01/34 - BAM Insured	8/25 at 100.00	453,073
		Total Connecticut		138,473,131

		Delaware - 0.1% (0.1% of Total Investments)

		Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A:
3,010		5.000%, 7/01/48	1/28 at 100.00	2,657,142
1,000		5.000%, 7/01/58	1/28 at 100.00	848,718
		Total Delaware		3,505,860

		District of Columbia - 3.9% (2.2% of Total Investments)

3,780		District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	11/23 at 100.00	3,252,267

186,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/23 at 24.98	39,918,669

1,500		District of Columbia, Washington, D.C., Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A, 5.000%, 7/01/42	7/24 at 103.00	1,220,881

		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A:
9,095		4.000%, 10/01/52 - AGM Insured	10/31 at 100.00	7,548,141
17,595		2.750%, 10/01/53 - AGM Insured	10/31 at 100.00	10,270,794
22,015		3.000%, 10/01/53 - AGM Insured	10/31 at 100.00	13,909,889

11,000	(d)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41, (Pre-refunded 10/01/26) - AGC Insured	10/26 at 100.00	11,805,561

10,000		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	10,552,364
		Total District of Columbia		98,478,566

		Florida - 4.4% (2.5% of Total Investments)

990		Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	904,227

1,000		Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/50, 144A	7/26 at 100.00	769,523

		Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
1,290		6.100%, 8/15/38, 144A	8/28 at 100.00	1,255,603
1,045		6.200%, 8/15/48, 144A	8/28 at 100.00	984,512

		Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
1,290		4.000%, 8/15/51, 144A	8/28 at 100.00	843,904
1,250		4.250%, 8/15/61, 144A	8/28 at 100.00	809,144

		Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065		5.375%, 7/01/37, 144A	7/27 at 100.00	992,149

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 1,470		5.500%, 7/01/47, 144A	7/27 at 100.00	$1,298,313

3,788	(c)	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	539,794

		Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A:
6,050		5.125%, 6/15/37, 144A	6/27 at 100.00	5,572,276
1,885		5.250%, 6/15/47, 144A	6/27 at 100.00	1,628,793

880		Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/37, 144A	10/27 at 100.00	799,915

735		Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 5.000%, 10/15/49, 144A	10/27 at 100.00	604,740

4,670		City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	4,688,849

785		Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	789,538

		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
240		5.250%, 11/01/37	11/28 at 100.00	228,838
305		5.600%, 11/01/46	11/28 at 100.00	285,267

		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
280		5.250%, 5/01/35	5/26 at 100.00	270,374
315		5.300%, 5/01/36	5/26 at 100.00	304,391
475		5.500%, 5/01/45	5/26 at 100.00	441,452
655		5.500%, 5/01/46	5/26 at 100.00	605,115

		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
255		6.000%, 6/15/37, 144A	6/26 at 100.00	249,190
665		6.125%, 6/15/46, 144A	6/26 at 100.00	624,393

415		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A	6/26 at 100.00	405,544

		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
2,375		5.650%, 7/01/37, 144A	7/27 at 101.00	2,245,111
3,735		5.750%, 7/01/47, 144A	7/27 at 101.00	3,377,696

		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
2,075		4.750%, 7/15/36, 144A	7/26 at 100.00	1,855,050
1,335		5.000%, 7/15/46, 144A	7/26 at 100.00	1,109,931

		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A:
4,330		5.000%, 6/15/50	6/27 at 100.00	3,876,651
3,405		5.000%, 6/15/55	6/27 at 100.00	2,998,164

		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
3,090		6.000%, 6/15/35, 144A	6/25 at 100.00	3,029,093
3,450		6.125%, 6/15/46, 144A	6/25 at 100.00	3,216,494

550		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44, 144A	6/24 at 100.00	523,069

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 4,380		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A, 6.125%, 6/15/47, 144A	6/27 at 100.00	$3,844,149

		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A:
1,485		6.250%, 6/15/36, 144A	6/26 at 100.00	1,490,902
4,350		6.375%, 6/15/46, 144A	6/26 at 100.00	4,205,731

5,490		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-1, 2.150%, 7/01/51	1/30 at 100.00	3,148,562

1,435		Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	1,320,656

2,215		Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University Project, Series 2018B, 5.000%, 6/01/53, 144A	6/28 at 100.00	1,763,779

625		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.000%, 5/01/37, 144A	5/27 at 100.00	590,376

1,000		Manatee County, Florida, Public Utilities Revenue Bonds, Improvement and Refunding Series 2023, 4.000%, 10/01/53	4/33 at 100.00	826,726

4,140	(d)	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45, (Pre-refunded 11/15/24)	11/24 at 100.00	4,174,223

		Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080		5.875%, 7/01/37, 144A	7/27 at 100.00	1,026,870
1,920		6.000%, 7/01/47, 144A	7/27 at 100.00	1,750,797

5,710		Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	5,398,473

2,130		Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46	7/27 at 100.00	1,595,654

5,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	4,853,009

4,785		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	4,730,976

5,070		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52	4/32 at 100.00	4,082,113

		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1:
2,890		5.000%, 10/01/49	10/29 at 100.00	2,628,517
3,345		4.000%, 10/01/54	10/29 at 100.00	2,495,560

2,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022, 5.000%, 11/01/47	11/32 at 100.00	1,821,469

825		Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	731,100

5,000		Sarasota County Public Hospital District, Florida, Hospital Revenue Bonds, Sarasota Memorial Hospital Project, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	4,121,517

220		Seminole County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A, 4.000%, 6/15/51, 144A	6/31 at 100.00	145,915

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
		Six Mile Creek Community Development District, Florida, Capital

		Improvement Revenue Bonds, Assessment Area 2, Series 2016:
$ 145		4.750%, 11/01/28	11/27 at 100.00	$142,786
370		5.375%, 11/01/36	11/27 at 100.00	358,076

905		South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.375%, 5/01/37	5/27 at 100.00	876,250

185	(d)	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System - St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 - NPFG Insured, (ETM)	12/23 at 100.00	185,168

5,015		Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	4,953,559
		Total Florida		111,390,016

		Georgia - 4.6% (2.7% of Total Investments)

		Atlanta, Georgia, Airport General Revenue Bonds, Green Series 2023B-1:
2,500		5.000%, 7/01/48	7/33 at 100.00	2,522,734
4,250		5.000%, 7/01/53	7/33 at 100.00	4,265,421

675		Atlanta, Georgia, Airport General Revenue Bonds, Series 2023B-2, 4.250%, 7/01/48	7/33 at 100.00	602,784

4,000		Brookhaven Urban Redevelopment Agency, Georgia, Revenue Bonds, Series 2023A, 4.000%, 7/01/48	7/33 at 100.00	3,441,463

17,085		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Transmission Corporation Vogtle Project, Series 2012, 2.750%, 1/01/52	5/31 at 100.00	9,745,067

5,775		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	4,523,695

11,280		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	8,835,893

		Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B:
1,000		5.000%, 4/01/48 - AGM Insured, (WI/DD)	4/33 at 100.00	979,759
11,100		5.125%, 4/01/48, (UB), (WI/DD)	4/33 at 100.00	10,855,639

15,305	(d)	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54, (Pre-refunded 2/15/25)	2/25 at 100.00	15,614,127

		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
2,680		3.950%, 12/01/43	6/27 at 100.00	2,473,359
4,085		4.000%, 12/01/48	6/27 at 100.00	3,636,917

		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A:
2,215	(e)	4.350%, 12/01/43, (UB)	6/32 at 100.00	2,008,129
3,000	(e)	4.550%, 12/01/48, (UB)	6/32 at 100.00	2,603,733

2,930		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A, 5.000%, 1/01/56	7/28 at 100.00	2,738,576

1,300		Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.750%, 6/15/37, 144A	6/27 at 100.00	1,258,213

10,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, 4.000%, 8/01/52, (Mandatory Put 11/01/27), 144A	5/27 at 100.81	9,315,477

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Georgia (continued)
$ 5,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023E-1, 5.000%, 12/01/53, (Mandatory Put 6/01/31)	3/31 at 100.08	$4,965,137

4,000		Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A	11/27 at 100.00	3,142,124

10,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	9,256,725

5,630		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A, 5.000%, 1/01/49	7/28 at 100.00	5,344,340

9,060		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	8,643,005
		Total Georgia		116,772,317

		Guam - 0.3% (0.2% of Total Investments)

1,500		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	1,363,022

		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017:
1,335		5.000%, 7/01/36	7/27 at 100.00	1,313,817
1,665		5.000%, 7/01/40	7/27 at 100.00	1,551,343

4,770		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	4,286,050
		Total Guam		8,514,232

		Hawaii - 0.2% (0.1% of Total Investments)

1,500		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	1,175,346

170		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43, 144A	12/23 at 100.00	169,988

1,395		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	1,209,184

2,635		Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Green Senior Series 2023, 4.500%, 7/01/53	7/33 at 100.00	2,444,729
		Total Hawaii		4,999,247

		Idaho - 1.4% (0.8% of Total Investments)

		Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300		4.375%, 7/01/34	7/24 at 100.00	3,226,711
12,495		4.750%, 7/01/44	7/24 at 100.00	10,532,665

1,250		Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	1,126,571

		Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A:
500		5.000%, 7/01/40, 144A	7/25 at 100.00	404,176
1,415		5.250%, 7/01/55, 144A	7/25 at 100.00	1,064,057

12,000	(e)	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2023C, 4.800%, 7/01/53, (UB)	1/33 at 100.00	11,004,154

12,555		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2021, 3.750%, 9/01/51, 144A	12/26 at 103.00	8,739,890
		Total Idaho		36,098,224

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Illinois - 26.0% (14.9% of Total Investments)

$ 67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	$67,538,931

1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017, 5.000%, 4/01/46	4/27 at 100.00	892,822

1,110	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023, 5.750%, 4/01/48	4/33 at 100.00	1,116,284

5,245	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/23 at 100.00	4,658,514

8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	8,763,279

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	5,520,200
4,940	5.000%, 12/01/46	12/27 at 100.00	4,348,128

6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/28 at 100.00	5,329,538

38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	39,760,879

14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	15,039,683

19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	20,335,231

1,410	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 - NPFG Insured	No Opt. Call	986,356

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
1,405	4.000%, 12/01/50	12/29 at 100.00	1,084,863
2,000	5.000%, 12/01/55	12/29 at 100.00	1,869,519

11,045	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	12/24 at 100.00	10,858,548

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022B:
2,565	4.500%, 1/01/56	1/31 at 100.00	2,249,137
5,000	5.250%, 1/01/56	1/31 at 100.00	4,944,908

1,355	Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A, 5.500%, 1/01/39	1/32 at 100.00	1,371,510

32,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/32 - FGIC Insured	No Opt. Call	21,385,962

2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/33	1/24 at 100.00	2,504,727

17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	18,036,757

2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	2,486,048

3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C, 5.000%, 1/01/39	1/25 at 100.00	2,808,792

10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	9,292,425

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT:
$ 2,500		4.450%, 11/01/36	11/25 at 102.00	$2,420,647
3,400		5.500%, 11/01/36	12/23 at 100.00	3,404,372

		Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
1,700		5.750%, 12/01/35, 144A	12/25 at 100.00	1,653,799
115		6.000%, 12/01/45, 144A	12/25 at 100.00	106,905

		Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
3,835		4.000%, 10/01/50	10/30 at 100.00	2,877,165
5,190		4.000%, 10/01/55	10/30 at 100.00	3,784,759

		Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
37,050		4.000%, 2/15/41	2/27 at 100.00	32,678,863
1,755	(d)	4.000%, 2/15/41, (Pre-refunded 2/15/27)	2/27 at 100.00	1,754,666
80	(d)	4.000%, 2/15/41, (Pre-refunded 2/15/27)	2/27 at 100.00	79,985

		Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	(d)	5.000%, 9/01/34, (Pre-refunded 9/01/24)	9/24 at 100.00	1,497,125
19,025	(d)	5.000%, 9/01/42, (Pre-refunded 9/01/24)	9/24 at 100.00	19,180,339

500		Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A, 5.625%, 8/01/53, 144A	8/33 at 100.00	461,742

4,000		Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A, 5.000%, 11/01/49	11/26 at 103.00	2,968,364

10,000	(e)	Illinois Finance Authority, Revenue Bonds, Northshore - Edward-Elmhurst Health Credit Group, Series 2022A, 5.000%, 8/15/47, (UB)	8/32 at 100.00	9,568,741

12,000		Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	11,374,832

		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C:
1,000		5.000%, 8/01/42	8/27 at 100.00	937,160
1,000		5.000%, 8/01/46	8/27 at 100.00	913,515
1,000		5.000%, 8/01/47	8/27 at 100.00	907,468

		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560		5.000%, 8/15/35	8/25 at 100.00	537,079
5,140		5.000%, 8/15/44	8/25 at 100.00	4,834,394

10,000	(e)	Illinois Finance Authority, Revenue Bonds, University of Chicago Medicine, Series 2022A, 5.000%, 8/15/52, (UB)	8/32 at 100.00	9,464,232

		Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
17,765	(d)	5.000%, 10/01/46, (Pre-refunded 10/01/25)	10/25 at 100.00	18,102,824
2,235		5.000%, 10/01/46	10/25 at 100.00	2,223,041

5,670		Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, Series 2021C, 2.850%, 7/01/56	7/30 at 100.00	3,274,893

3,665		Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 - AGM Insured	6/24 at 100.00	3,681,043

		Illinois State, General Obligation Bonds, December Series 2017A:
11,800		5.000%, 12/01/38	12/27 at 100.00	11,295,743

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Illinois (continued)
$ 1,330	5.000%, 12/01/39	12/27 at 100.00	$1,263,331

	Illinois State, General Obligation Bonds, February Series 2014:
3,275	5.000%, 2/01/24	No Opt. Call	3,279,202
1,575	5.250%, 2/01/34	2/24 at 100.00	1,549,131
7,515	5.000%, 2/01/39	2/24 at 100.00	7,159,388

5,200	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/29	1/26 at 100.00	5,263,224

	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	498,538
1,915	5.000%, 5/01/39	5/24 at 100.00	1,821,896

4,460	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	4,565,220

1,495	Illinois State, General Obligation Bonds, May Series 2023B, 4.500%, 5/01/48	5/32 at 100.00	1,263,418

13,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/41	11/26 at 100.00	12,453,110

31,460	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	32,108,579

2,040	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	2,090,827

5,000	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/35	11/29 at 100.00	4,562,732

5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	5,090,309

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A:
5,000	5.000%, 1/01/35	12/23 at 100.00	5,001,257
5,590	5.000%, 1/01/38	12/23 at 100.00	5,589,539

18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	18,883,592

10,470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A, 5.000%, 1/01/44	7/29 at 100.00	10,470,918

4,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Series 2023A, 5.250%, 1/01/45	7/33 at 100.00	4,315,469

540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	499,121

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
11,305	4.000%, 6/15/50	12/29 at 100.00	8,800,399
7,290	5.000%, 6/15/50	12/29 at 100.00	6,778,988

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A:
9,945	4.000%, 12/15/47	12/31 at 100.00	7,883,930
4,500	4.000%, 6/15/52	12/31 at 100.00	3,466,453

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	528,658
5,185	5.000%, 6/15/53	12/25 at 100.00	4,778,437

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
$ 25,000	0.000%, 6/15/44 - AGM Insured	No Opt. Call	$8,101,852
43,200	0.000%, 6/15/45 - AGM Insured	No Opt. Call	13,156,392
10,000	0.000%, 6/15/46 - AGM Insured	No Opt. Call	2,872,557

8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 - NPFG Insured	No Opt. Call	7,053,224

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 - NPFG Insured	No Opt. Call	17,181,240
20,045	0.000%, 12/15/35 - AGM Insured	No Opt. Call	11,238,873
9,010	0.000%, 6/15/37 - NPFG Insured	No Opt. Call	4,467,170

465	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	406,468

1,842	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 - AGM Insured	3/24 at 100.00	1,843,005

2,615	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 - NPFG Insured	No Opt. Call	2,907,005

4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 - NPFG Insured	No Opt. Call	3,657,200

12,125	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 3/01/40 - AGM Insured	3/25 at 100.00	12,197,303

6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 - AGM Insured	No Opt. Call	6,136,257
	Total Illinois		654,350,949

	Indiana - 2.7% (1.6% of Total Investments)

2,650	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 - NPFG Insured	No Opt. Call	2,627,166

12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	10,711,846

5,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2023A, 5.000%, 10/01/53	10/33 at 100.00	4,870,022

17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	18,148,412

	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 - AMBAC Insured	No Opt. Call	9,067,437
20,000	0.000%, 2/01/28 - AMBAC Insured	No Opt. Call	16,649,298

7,845	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Social Series 2023, 4.250%, 7/15/43	7/31 at 100.00	6,940,372
	Total Indiana		69,014,553

	Iowa - 1.6% (0.9% of Total Investments)

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022:
10,860	5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	9,888,048
10,045	5.000%, 12/01/50	12/29 at 103.00	8,916,082

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Iowa (continued)
$ 5,700		Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project, Series 2018, 5.250%, 8/01/55	12/23 at 102.00	$3,840,918

10,000	(e)	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Taxable Series 2023C, 4.850%, 7/01/43, (UB)	1/33 at 100.00	9,640,359

36,850		Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2 Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65	6/31 at 25.58	3,419,489

3,715		Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Seenior Lien Series Class 2 Series 2021B-1, 4.000%, 6/01/49	6/31 at 100.00	3,314,935
		Total Iowa		39,019,831

		Kansas - 0.4% (0.2% of Total Investments)

1,000		Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	847,090

		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
3,125		5.000%, 9/01/27	9/25 at 100.00	3,017,027
2,380		5.750%, 9/01/32	9/25 at 100.00	2,096,010
2,575		6.000%, 9/01/35	9/25 at 100.00	2,206,539

2,500		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022, 5.750%, 9/01/39, 144A	3/29 at 103.00	2,261,124
		Total Kansas		10,427,790

		Kentucky - 2.2% (1.3% of Total Investments)

6,400		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.500%, 2/01/44	2/26 at 100.00	6,135,600

10,140		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	9,759,902

		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
4,345		5.000%, 7/01/37	7/25 at 100.00	4,204,722
16,715		5.000%, 1/01/45	7/25 at 100.00	15,174,888

1,940		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2023A, 4.800%, 7/01/48	7/32 at 100.00	1,797,994

		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
4,360		6.750%, 7/01/43	7/31 at 100.00	4,761,666
8,510		6.875%, 7/01/46	7/31 at 100.00	9,312,430

5,000		Louisville and Jefferson County Metropolitan Government, Kentucky, Hospital Revenue Bonds, UofL Health Project, Series 2022A, 5.000%, 5/15/52	5/32 at 100.00	4,517,798
		Total Kentucky		55,665,000

		Louisiana - 1.4% (0.8% of Total Investments)

2,435		Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	12/23 at 100.00	2,347,006

12,840		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A, 4.000%, 5/15/49	5/30 at 100.00	10,228,195

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Louisiana (continued)
		Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A:
$ 3,565		5.750%, 7/01/25, (UB)	No Opt. Call	$3,621,962
135	(d)	5.750%, 7/01/25, (ETM), (UB)	No Opt. Call	139,172

8,970		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 5.250%, 10/01/46	10/33 at 100.00	7,893,145

		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
1,065		4.250%, 5/15/40	5/25 at 100.00	930,157
5,000		5.000%, 5/15/47	5/25 at 100.00	4,719,368

1,000	(d)	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34, (Pre-refunded 6/01/24)	6/24 at 100.00	1,001,969

3,275		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	3,437,828
		Total Louisiana		34,318,802

		Maine - 1.5% (0.8% of Total Investments)

		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
5,480		4.000%, 7/01/41	7/26 at 100.00	4,230,769
10,265		4.000%, 7/01/46	7/26 at 100.00	7,407,206

10,000	(d)	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 5.000%, 7/01/39, (Pre-refunded 7/01/24)	7/24 at 100.00	10,067,967

500		Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth Issue, Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	414,907

4,500		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A, 2.200%, 11/15/51	5/30 at 100.00	2,215,877

8,885		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A, 2.600%, 11/15/46	11/30 at 100.00	5,375,508

7,695		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.800%, 11/15/45	5/29 at 100.00	5,026,387

915		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2021C, 2.300%, 11/15/46	11/30 at 100.00	510,656

2,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2023A, 4.600%, 11/15/48	5/32 at 100.00	1,759,312
		Total Maine		37,008,589

		Maryland - 2.0% (1.2% of Total Investments)

		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,280		5.000%, 9/01/33	9/27 at 100.00	1,194,087
3,050		5.000%, 9/01/39	9/27 at 100.00	2,607,635
3,025		5.000%, 9/01/46	9/27 at 100.00	2,439,280

1,000		Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.375%, 2/15/39, 144A	2/26 at 100.00	877,157

		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C:
6,600		2.450%, 9/01/41	9/30 at 100.00	4,320,997
12,000		2.550%, 9/01/44	9/30 at 100.00	7,597,799

7,975		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist HealthCare Issue, Series 2021B, 4.000%, 1/01/51	1/32 at 100.00	5,778,757

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maryland (continued)
$ 13,315		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	$12,484,539

4,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	3,881,961

1,500	(d)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45, (Pre-refunded 7/01/24)	7/24 at 100.00	1,508,235

		Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016:
2,000		4.750%, 7/01/36, 144A	1/26 at 100.00	1,915,343
2,300		5.000%, 7/01/46, 144A	1/26 at 100.00	2,061,929

		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335		4.250%, 11/01/37	11/24 at 103.00	1,018,668
1,250		4.500%, 11/01/43	11/24 at 103.00	930,483
2,650		5.000%, 11/01/47	11/24 at 103.00	2,068,731
		Total Maryland		50,685,601

		Massachusetts - 2.6% (1.5% of Total Investments)

		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
2,245		5.250%, 7/01/34	7/24 at 100.00	1,968,357
6,195		5.500%, 7/01/44	7/24 at 100.00	5,042,248

		Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017:
8,200		4.125%, 10/01/42, 144A	11/23 at 104.00	6,032,209
3,000		5.000%, 10/01/57, 144A	11/23 at 104.00	2,359,633

		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
1,705		4.500%, 1/01/45	1/25 at 100.00	1,439,309
2,085		5.000%, 1/01/45	1/25 at 100.00	1,910,156

4,035		Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 4.000%, 10/01/46	10/26 at 100.00	3,098,679

900		Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G, 5.000%, 7/15/46, 144A	7/30 at 100.00	721,690

6,000		Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 - AMBAC Insured	No Opt. Call	6,740,860

7,405	(e)	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32, (UB)	No Opt. Call	8,539,632

2,785		Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	2,378,613

		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1:
3,340		2.375%, 12/01/46	6/30 at 100.00	1,894,268
3,600		2.450%, 12/01/51	6/30 at 100.00	1,891,040
8,310		2.550%, 12/01/56	6/30 at 100.00	4,339,573

4,500		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220, 2.300%, 12/01/44	6/30 at 100.00	2,613,093

3,500		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023-227, 4.900%, 12/01/48	6/32 at 100.00	3,338,728

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Massachusetts (continued)
$ 3,345		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2021B, 2.000%, 4/01/50	4/31 at 100.00	$1,698,916

10,000		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Green Series 2023A, 5.000%, 6/01/53	6/33 at 100.00	10,074,247

425		Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	12/23 at 100.00	425,530
		Total Massachusetts		66,506,781

		Michigan - 2.5% (1.4% of Total Investments)

4,600		Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 - AGM Insured, (UB)	No Opt. Call	4,924,569

3,665		Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 - AGM Insured	7/24 at 100.00	3,414,524

875		Lansing, Ingham and Eaton Counties, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2023B, 4.125%, 6/01/48 - AGM Insured	6/33 at 100.00	741,303

		Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015:
4,495	(d)	4.000%, 11/15/35, (Pre-refunded 5/15/25)	5/25 at 100.00	4,497,272
2,410	(d)	4.000%, 11/15/36, (Pre-refunded 5/15/25)	5/25 at 100.00	2,411,218

		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
5,040		5.000%, 12/01/45	6/26 at 100.00	4,909,698
145	(d)	5.000%, 12/01/45, (Pre-refunded 6/01/26)	6/26 at 100.00	149,391

2,705		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40	12/30 at 100.00	2,660,005

1,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Senior Current Interest Series 2020A-CL-1, 4.000%, 6/01/49	12/30 at 100.00	814,206

5,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2023B, 4.800%, 12/01/43	12/32 at 100.00	4,767,142

		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A:
21,675		2.350%, 12/01/46	12/30 at 100.00	12,608,499
8,280		2.500%, 6/01/52	12/30 at 100.00	4,556,790

10,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2020-I, 2.625%, 10/15/56	10/31 at 100.00	5,503,928

5,380		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2023II, 4.000%, 10/15/47	10/33 at 100.00	4,528,887

		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D:
3,550		5.000%, 12/01/40	12/25 at 100.00	3,504,483
2,730		5.000%, 12/01/45	12/25 at 100.00	2,681,301
		Total Michigan		62,673,216

		Minnesota - 2.1% (1.2% of Total Investments)

		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
155		4.000%, 8/01/36	8/26 at 100.00	125,837
440		4.000%, 8/01/41	8/26 at 100.00	327,515

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Minnesota (continued)

$ 1,875		Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/34	3/25 at 100.00	$1,679,938

1,720		Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	1,513,121

		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
8,520		4.250%, 2/15/43	2/28 at 100.00	7,417,819
25,830		4.250%, 2/15/48	2/28 at 100.00	21,338,982

		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A:
340		5.250%, 6/01/42	6/32 at 100.00	299,182
215		5.500%, 6/01/57	6/32 at 100.00	185,252

1,400		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2022A, 5.500%, 7/01/52	7/32 at 100.00	1,173,109

1,000		Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2022A, 4.250%, 1/01/52	1/32 at 100.00	846,021

2,225		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.700%, 7/01/44	7/29 at 100.00	1,698,010

		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I:
2,255		2.150%, 7/01/45	1/30 at 100.00	1,409,274
3,625		2.200%, 1/01/51	1/30 at 100.00	2,269,249

5,585		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H, 2.550%, 1/01/46	1/31 at 100.00	3,595,165

		Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
405		5.000%, 4/01/36	4/26 at 100.00	316,636
605		5.000%, 4/01/46	4/26 at 100.00	412,940

1,395		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	1,283,893

90		Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25	12/23 at 100.00	88,283

		St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,785	(d)	5.000%, 11/15/40, (Pre-refunded 11/15/25)	11/25 at 100.00	2,819,603
3,190	(d)	5.000%, 11/15/44, (Pre-refunded 11/15/25)	11/25 at 100.00	3,229,634
		Total Minnesota		52,029,463

		Mississippi - 0.6% (0.4% of Total Investments)

3,900		Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc. Project, Refunding Series 2021, 2.375%, 6/01/44	6/26 at 100.00	2,070,936

1,905	(d)	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 - AGM Insured, (ETM)	No Opt. Call	1,921,658

1,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A, 2.125%, 12/01/44	6/30 at 100.00	570,559

13,000	(e)	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2023C, 4.650%, 12/01/48, (UB)	6/32 at 100.00	11,601,865
		Total Mississippi		16,165,018

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Missouri - 2.3% (1.3% of Total Investments)

$ 1,650	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31	12/23 at 100.00	$1,527,158

2,000	Jackson County, Missouri, Special Obligation Bonds, Series 2023A, 4.375%, 12/01/58	12/33 at 100.00	1,700,486

	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	350,323
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	1,219,281

15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1, 0.000%, 4/15/28 - AMBAC Insured	No Opt. Call	12,429,144

4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50	5/27 at 100.00	3,023,238

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	1,380,655
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	891,985

7,030	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	5,745,004

5,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53	6/30 at 100.00	4,357,502

4,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023, 5.000%, 12/01/52	12/33 at 100.00	4,152,595

3,825	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%, 2/15/44	2/29 at 100.00	3,079,684

1,255	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023C, 4.950%, 11/01/48	5/32 at 100.00	1,206,288

405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	12/23 at 100.00	385,623

	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A:
1,650	5.000%, 12/01/35	12/25 at 100.00	1,471,659
455	5.125%, 12/01/45	12/25 at 100.00	377,991

4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 - NPFG Insured	No Opt. Call	4,460,218

15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 - AMBAC Insured	No Opt. Call	10,836,672
	Total Missouri		58,595,506

	Montana - 0.3% (0.2% of Total Investments)

	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	983,368
375	5.250%, 5/15/47	5/25 at 102.00	279,399

	Montana Board of Housing, Single Family Mortgage Bonds, Series 2023A:
3,090	4.550%, 12/01/48	12/32 at 100.00	2,673,608
2,250	4.700%, 6/01/53	12/32 at 100.00	2,017,929

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Montana (continued)
$ 2,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023B, 4.875%, 12/01/48	12/32 at 100.00	$1,922,503
		Total Montana		7,876,807

		Nebraska - 1.2% (0.7% of Total Investments)

		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
2,125		4.125%, 11/01/36	11/25 at 100.00	1,947,360
1,765		5.000%, 11/01/45	11/25 at 100.00	1,706,540
3,865		5.000%, 11/01/48	11/25 at 100.00	3,689,930

7,825		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.700%, 9/01/43	3/29 at 100.00	5,831,566

		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2023A:
5,000	(e)	4.550%, 9/01/48, (UB)	3/32 at 100.00	4,385,685
5,000	(e)	4.600%, 9/01/53, (UB)	3/32 at 100.00	4,430,650

3,250		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2023C, 4.650%, 9/01/48	9/32 at 100.00	2,881,836

6,800		Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37	2/27 at 100.00	6,252,756
		Total Nebraska		31,126,323

		Nevada - 1.2% (0.7% of Total Investments)

410		Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	367,337

		Henderson, Nevada, Local Improvement Bonds, Local Improvement District T-21 Black Mountain Ranch, Series 2022:
745		3.500%, 9/01/45	9/31 at 100.00	491,001
495		4.000%, 9/01/51	9/31 at 100.00	349,913

23,005		Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 4.000%, 7/01/49	7/28 at 100.00	18,980,896

2,150		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/36	7/27 at 100.00	1,998,207

960		Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	11/23 at 100.00	827,122

500		Neveda State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37	7/25 at 100.00	461,619

3,950		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43	12/28 at 100.00	3,161,471

3,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A	7/38 at 31.26	305,631

3,210		Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds, Series 2020, 5.000%, 7/01/51	7/30 at 100.00	2,745,245
		Total Nevada		29,688,442

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Hampshire - 1.2% (0.7% of Total Investments)

$ 13,480		National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint Elizabeth Medical Center, Inc., Series 2021A, 4.000%, 5/01/51	5/31 at 100.00	$10,922,782

11,891		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-1 Class A, 4.375%, 9/20/36	No Opt. Call	10,858,386

5,000		National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A	12/23 at 100.00	3,775,522

5,630		National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020A, 3.625%, 7/01/43, (Mandatory Put 7/02/40), 144A	7/25 at 100.00	3,916,077

500		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover, Series 2016, 5.000%, 10/01/40	10/26 at 100.00	452,229
		Total New Hampshire		29,924,996

		New Jersey - 6.7% (3.8% of Total Investments)

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB:
34,310	(d)	5.500%, 6/15/29, (Pre-refunded 12/15/26)	12/26 at 100.00	36,043,842
2,110	(d)	5.500%, 6/15/30, (Pre-refunded 12/15/26)	12/26 at 100.00	2,216,628

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1:
6,835		5.500%, 9/01/24 - AMBAC Insured	No Opt. Call	6,915,064
5,045		5.500%, 9/01/28 - NPFG Insured	No Opt. Call	5,385,972

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
11,335	(d)	5.250%, 6/15/40, (Pre-refunded 6/15/25)	6/25 at 100.00	11,596,879
655	(d)	5.250%, 6/15/40, (Pre-refunded 6/15/25)	6/25 at 100.00	670,133

2,305		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	2,255,441

1,385		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023AA, 4.250%, 6/15/44	6/33 at 100.00	1,234,793

2,035		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	1,781,895

20,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/33 - AGM Insured	No Opt. Call	12,652,540

17,375		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/44	6/24 at 100.00	16,774,982

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,690		4.750%, 6/15/38	6/25 at 100.00	13,370,350
7,935		5.000%, 6/15/45	6/25 at 100.00	7,642,604

5,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 5.250%, 6/15/43	12/28 at 100.00	5,047,379

33,200		New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D- 1, 5.250%, 1/01/26 - AGM Insured	No Opt. Call	34,139,457

5,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 4.000%, 11/01/50	11/30 at 100.00	3,978,646

		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
1,420		5.000%, 6/01/46	6/28 at 100.00	1,332,248
1,580		5.250%, 6/01/46	6/28 at 100.00	1,553,260

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)
$ 3,180		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	$2,952,404

1,330		Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 - AGM Insured	No Opt. Call	1,359,599
		Total New Jersey		168,904,116

		New Mexico - 0.2% (0.1% of Total Investments)

3,345		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2021C, 2.250%, 7/01/46	7/30 at 100.00	2,291,231

1,065		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2023C, 4.650%, 9/01/48	9/32 at 100.00	944,356

		Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019A:
670		5.000%, 5/15/44	5/26 at 103.00	526,984
1,200		5.000%, 5/15/49	5/26 at 103.00	900,261

1,000		Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2022, 4.250%, 5/01/40, 144A	5/29 at 103.00	778,939
		Total New Mexico		5,441,771

		New York - 9.2% (5.3% of Total Investments)

		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A:
1,000		6.400%, 2/01/43	2/33 at 100.00	929,991
2,270		6.650%, 2/01/53	2/33 at 100.00	2,087,304

10,400		Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2023A, 5.000%, 11/01/48	11/33 at 100.00	10,588,447

14,325		Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	12,864,834

1,350		Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A	12/30 at 100.00	1,246,950

9,320		Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.500%, 6/01/55, 144A	12/30 at 100.00	6,724,796

7,390		Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020B-1, 5.000%, 6/01/55, 144A	12/30 at 100.00	4,905,448

14,215	(e)	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A, 4.250%, 5/01/52, (UB)	5/32 at 100.00	11,736,829

785		Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 - NPFG Insured	No Opt. Call	791,201

9,700		Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2017A, 5.000%, 10/01/47	No Opt. Call	10,049,220

4,070		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	3,780,791

		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
2,700		5.000%, 12/01/40, 144A	6/25 at 100.00	2,360,658
5,600		5.000%, 12/01/45, 144A	6/25 at 100.00	4,699,435

2,095		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A, 5.250%, 12/01/52	12/32 at 100.00	1,984,672

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)
$ 2,120		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B, 5.570%, 2/01/41	2/30 at 100.00	$1,820,752

2,695		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	2,399,156

2,965		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.760%, 2/01/48	2/28 at 100.00	2,819,218

		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A:
400		5.530%, 2/01/40	2/30 at 100.00	345,509
1,270		5.730%, 2/01/50	2/30 at 100.00	1,042,099

		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A:
1,210		4.450%, 2/01/41	2/30 at 100.00	885,134
2,380		4.600%, 2/01/51	2/30 at 100.00	1,605,614

		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
2,790		5.000%, 11/15/50	5/30 at 100.00	2,657,329
3,155		5.250%, 11/15/55	5/30 at 100.00	3,103,495

7,495		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-2, 4.000%, 11/15/47	11/30 at 100.00	6,141,010

5,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49	11/30 at 100.00	4,039,054

2,210		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2017C-1, 5.000%, 11/15/24	No Opt. Call	2,222,505

7,520		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E, 4.000%, 11/15/45	11/30 at 100.00	6,220,324

3,585		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Anns Community Project, Series 2019, 5.000%, 1/01/50	1/26 at 103.00	2,671,434

1,000		Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31	7/24 at 100.00	1,001,711

3,475		Nassau County, New York, General Obligation Bonds, General Improvement Series 2022A, 4.000%, 4/01/41	4/32 at 100.00	3,110,696

20,000		New York City Housing Development Corporation, New York, Sustainable Impact Revenue Bonds, Williamsburg Housing Preservation LP, Series 2020A, 2.800%, 2/01/50	2/28 at 100.00	12,047,186

5,000		New York City Housing Development Corporation, New York, House Impact Revenue Bonds, Green Series 2023A, 4.800%, 2/01/53	8/31 at 100.00	4,628,373

11,570		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46	6/25 at 100.00	11,519,969

10,000	(e)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series DD, 4.125%, 6/15/46, (UB)	6/33 at 100.00	8,764,048

5		New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 - FGIC Insured	12/23 at 100.00	5,005

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
$ 28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	$25,629,033

25,035	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2, 3.125%, 9/15/50	3/30 at 100.00	16,321,834

2,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	2,179,960

3,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P, 3.050%, 11/01/49	5/28 at 100.00	2,271,462

6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211, 3.750%, 10/01/43	4/27 at 100.00	5,280,319

	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 252:
2,140	4.550%, 10/01/48	4/33 at 100.00	1,853,060
2,000	4.650%, 10/01/53	4/33 at 100.00	1,738,845

5,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2022A, 4.000%, 11/15/52	11/32 at 100.00	4,155,959

4,500	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2023B-1, 5.250%, 11/15/53	11/33 at 100.00	4,573,123

10,060	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A, 4.000%, 5/15/57	11/32 at 100.00	8,201,028

7,110	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	5,977,354
	Total New York		231,982,174

	North Carolina - 0.1% (0.0% of Total Investments)

2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	1,514,848
	Total North Carolina		1,514,848

	North Dakota - 2.2% (1.2% of Total Investments)

9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2018B, 4.250%, 2/15/48	2/28 at 100.00	8,220,010

4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	4,053,716

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021:
1,000	3.000%, 12/01/46 - AGM Insured	12/31 at 100.00	644,211
5,000	3.000%, 12/01/51 - AGM Insured	12/31 at 100.00	3,057,081

1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	846,388

2,000	Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2023A,, 5.000%, 5/01/48	5/31 at 100.00	1,717,577

3,820	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B, 2.500%, 7/01/44	1/30 at 100.00	2,785,811

1,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2022F, 4.250%, 1/01/47	1/32 at 100.00	879,954

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		North Dakota (continued)
$ 1,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023A, 4.700%, 7/01/47	7/32 at 100.00	$919,101

		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023D:
1,500		4.500%, 7/01/43	7/32 at 100.00	1,390,652
560		4.550%, 7/01/48	7/32 at 100.00	489,144

		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
8,300		5.000%, 6/01/38	6/28 at 100.00	6,714,081
1,700		5.000%, 6/01/43	6/28 at 100.00	1,278,291
28,050		5.000%, 6/01/53	6/28 at 100.00	19,334,037

2,535	(c)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	12/23 at 100.00	1,774,500
		Total North Dakota		54,104,554

		Ohio - 9.2% (5.3% of Total Investments)

2,000		Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020, 3.000%, 11/15/40	11/30 at 100.00	1,383,152

70,220		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	5,924,911

		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
54,040		3.000%, 6/01/48	6/30 at 100.00	35,619,850
10,645		4.000%, 6/01/48	6/30 at 100.00	8,519,745

37,385		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	30,625,594

		Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services, Refunding & Improvement Series 2017:
2,750		5.250%, 11/01/37	11/27 at 100.00	2,467,490
3,200		5.250%, 11/01/47	11/27 at 100.00	2,626,915

5,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A, 5.250%, 11/15/48	11/28 at 100.00	3,833,661

37,150	(e)	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 4.375%, 12/01/44, (UB)	6/24 at 100.00	32,438,106

		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A:
1,165		4.000%, 9/01/40	9/29 at 100.00	898,130
1,750		4.000%, 9/01/45	9/29 at 100.00	1,245,667
2,000		5.000%, 9/01/49	9/29 at 100.00	1,597,356

6,840		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51	12/29 at 100.00	5,577,219

4,000		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 3.250%, 12/01/42	12/27 at 100.00	2,945,406

		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380		5.250%, 12/01/27 - AGM Insured	No Opt. Call	4,590,843
6,000		5.250%, 12/01/31 - AGM Insured	No Opt. Call	6,454,684

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Ohio (continued)
$ 12,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	12/23 at 100.00	$9,752,748

25,880		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	23,673,746

490		Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50	1/30 at 100.00	435,673

1,240		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 5.800%, 2/15/36	2/31 at 100.00	1,375,690

20,505		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	18,756,961

20,480		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	18,734,092

2,965		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	2,212,376

1,330		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	1,212,352

9,495		Washington County, Ohio, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group, Series 2022, 6.750%, 12/01/52	12/32 at 100.00	9,133,479
		Total Ohio		232,035,846

		Oklahoma - 1.0% (0.6% of Total Investments)

		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
3,965		5.500%, 8/15/52	8/28 at 100.00	3,437,817
20,510		5.500%, 8/15/57	8/28 at 100.00	17,540,080

		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022:
1,150		5.500%, 8/15/41	8/32 at 100.00	1,011,266
1,390		5.500%, 8/15/44	8/32 at 100.00	1,198,589

2,340		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45	11/25 at 102.00	2,087,632
		Total Oklahoma		25,275,384

		Oregon - 0.1% (0.1% of Total Investments)

		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A:
500		5.125%, 11/15/40	11/25 at 102.00	440,098
220		5.250%, 11/15/50	11/25 at 102.00	183,010
315		5.375%, 11/15/55	11/25 at 102.00	261,665

		Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,000	(d)	5.400%, 10/01/44, (Pre-refunded 10/01/24)	10/24 at 100.00	1,010,790
800	(d)	5.500%, 10/01/49, (Pre-refunded 10/01/24)	10/24 at 100.00	809,341
		Total Oregon		2,704,904

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania - 5.3% (3.0% of Total Investments)

$ 14,790		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44	4/28 at 100.00	$11,616,104

2,540		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	2,327,496

13,235		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35, (Mandatory Put 7/01/33)	No Opt. Call	12,288,862

9,365		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47	4/31 at 100.00	6,258,339

20,970		Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50	11/27 at 100.00	11,440,045

		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016:
2,410		5.125%, 3/15/36	3/27 at 100.00	2,331,940
6,420		5.125%, 3/15/46	3/27 at 100.00	5,645,770

1,000		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	886,481

10,975		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 - AGM Insured	6/28 at 100.00	9,832,272

		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
435		5.000%, 1/01/29	1/25 at 100.00	430,879
395	(d)	5.000%, 1/01/29, (Pre-refunded 1/01/25)	1/25 at 100.00	399,331
170	(d)	5.000%, 1/01/29, (Pre-refunded 1/01/25)	1/25 at 100.00	171,864

2,500		Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 5.000%, 7/15/48	1/28 at 100.00	2,284,101

1,250		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	1,033,582

820	(d)	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	820,811

1,750		McCandless Industrial Development Authority, Pennsylvania, La Roche University Revenue Bonds, Series A and B of 2022, 6.750%, 12/01/46	12/32 at 100.00	1,524,425

		Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
11,030	(d)	5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	11,199,856
1,200	(d)	5.250%, 1/15/46, (Pre-refunded 1/15/25)	1/25 at 100.00	1,218,479

3,500		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.100%, 10/01/44	4/29 at 100.00	2,464,425

3,415		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A, 2.500%, 10/01/50	10/30 at 100.00	1,878,390

13,550		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A, 5.250%, 12/01/44	12/28 at 100.00	13,826,228

3,505		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	3,446,015

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Pennsylvania (continued)
$ 11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 - AGM Insured	6/26 at 100.00	$11,626,648

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	14,707,046

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	4,068,585
	Total Pennsylvania		133,727,974

	Puerto Rico - 7.6% (4.3% of Total Investments)

4,934	Cofina Class 2 Trust Tax-Exempt Class 2047, Puerto Rico. Unit Exchanged From Cusip 74529JAN5, 0.000%, 8/01/47	No Opt. Call	1,229,112

9,761	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0, 0.000%, 8/01/54	No Opt. Call	1,764,344

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A:
8,000	5.000%, 7/01/35, 144A	7/30 at 100.00	7,671,660
14,625	5.000%, 7/01/47, 144A	7/30 at 100.00	13,007,723

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B:
10,090	5.000%, 7/01/33, 144A	7/31 at 100.00	9,885,031
5,000	5.000%, 7/01/37, 144A	7/31 at 100.00	4,715,371
7,510	4.000%, 7/01/42, 144A	7/31 at 100.00	6,017,238
8,070	4.000%, 7/01/47, 144A	7/31 at 100.00	6,152,508

145	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC Insured	No Opt. Call	145,923

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,000	0.000%, 7/01/29	7/28 at 98.64	1,539,753
990	4.500%, 7/01/34	7/25 at 100.00	945,465
4,614	4.550%, 7/01/40	7/28 at 100.00	4,106,993
51,890	0.000%, 7/01/46	7/28 at 41.38	12,927,164
26,599	0.000%, 7/01/51	7/28 at 30.01	4,808,086
13,340	4.750%, 7/01/53	7/28 at 100.00	11,300,590
30,300	5.000%, 7/01/58	7/28 at 100.00	26,527,889

723	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019B-2, 4.536%, 7/01/53	7/28 at 100.00	590,781

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
14,384	4.329%, 7/01/40	7/28 at 100.00	12,461,226
7,385	4.329%, 7/01/40	7/28 at 100.00	6,397,814
7,613	4.784%, 7/01/58	7/28 at 100.00	6,403,321

	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
5,761	5.625%, 7/01/29	No Opt. Call	5,894,929
3,899	5.750%, 7/01/31	No Opt. Call	4,017,914
21,523	0.000%, 7/01/33	7/31 at 89.94	12,328,269
10,541	4.000%, 7/01/33	7/31 at 103.00	9,187,444
8,749	4.000%, 7/01/35	7/31 at 103.00	7,354,327
10,727	4.000%, 7/01/37	7/31 at 103.00	8,736,124
4,482	4.000%, 7/01/41	7/31 at 103.00	3,468,488
1,660	4.000%, 7/01/46	7/31 at 103.00	1,216,861
	Total Puerto Rico		190,802,348

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Rhode Island - 2.1% (1.2% of Total Investments)

$ 3,430	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71, 3.100%, 10/01/44	4/29 at 100.00	$2,762,343

11,005	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2022 Series 76A, 2.550%, 10/01/42	4/31 at 100.00	7,254,412

295,135	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	11/23 at 18.50	41,420,279

2,600	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2015B, 4.500%, 6/01/45	6/25 at 100.00	2,349,857
	Total Rhode Island		53,786,891

	South Carolina - 2.7% (1.5% of Total Investments)

7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC Insured	No Opt. Call	5,368,496

1,990	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2022B, 4.350%, 7/01/47	7/31 at 100.00	1,713,774

1,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023A, 4.900%, 7/01/48	7/32 at 100.00	951,548

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A:
890	5.000%, 4/01/49	4/26 at 103.00	727,827
1,165	4.000%, 4/01/54	4/26 at 103.00	750,131
1,630	5.000%, 4/01/54	4/26 at 103.00	1,302,096

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020:
405	5.000%, 1/01/40, 144A	1/30 at 100.00	348,741
1,000	5.000%, 1/01/55, 144A	1/30 at 100.00	769,190

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	12/23 at 104.00	817,304
750	5.000%, 5/01/42	12/23 at 104.00	569,569

700	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, AnMed Health Project, Series 2023, 4.250%, 2/01/48	2/33 at 100.00	599,234

30,325	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	28,467,251

7,565	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A, 3.000%, 12/01/41 - BAM Insured	12/30 at 100.00	5,440,526

5,985	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	5,707,898

5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A, 4.000%, 12/01/52	6/32 at 100.00	3,871,628

10,170	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	9,801,049
	Total South Carolina		67,206,262

	South Dakota - 0.7% (0.4% of Total Investments)

3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/40	9/27 at 100.00	3,659,436

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Dakota (continued)
$ 6,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2022B, 2.500%, 11/01/42	11/30 at 100.00	$3,914,932

		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Social Series 2023A:
6,250	(e)	4.350%, 11/01/43, (UB)	11/31 at 100.00	5,670,235
4,000	(e)	4.550%, 5/01/48, (UB)	11/31 at 100.00	3,510,011
		Total South Dakota		16,754,614

		Tennessee - 0.9% (0.5% of Total Investments)

1,350		Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	1,237,704

1,490		Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48	2/29 at 100.00	1,157,562

2,645	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.500%, 7/01/37	7/27 at 100.00	1,741,834

4,100		Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A, 5.500%, 10/01/53, (Mandatory Put 12/01/30)	9/30 at 100.10	4,115,548

855		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A, 2.550%, 1/01/45	7/29 at 100.00	544,557

10,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2023-3A, 5.350%, 7/01/48, (UB), (WI/DD)	7/32 at 100.00	10,032,120

1,500	(e)	Tennessee Housing Development Agency, Residential Finance Program Bonds, Tender Option Bond Trust Series 2023-XL0448, 4.550%, 7/01/48, (UB)	7/32 at 100.00	1,310,208

10,000	(c)	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A	6/27 at 100.00	2,100,000
		Total Tennessee		22,239,533

		Texas - 13.2% (7.6% of Total Investments)

4,400		Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/24 at 103.00	4,482,372

2,835		Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/24 at 103.00	2,892,176

5,480	(e)	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	5,431,612

2,500		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45	12/25 at 100.00	2,017,077

16,280		Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2019B, 5.000%, 8/15/49, (UB)	No Opt. Call	16,421,701

3,000		Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023, 4.000%, 2/15/53	2/33 at 100.00	2,487,381

2,180		Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/24 at 102.00	2,203,624

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$ 3,855		Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/24 at 102.00	$3,914,311

350		Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	350,569

3,335		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020E, 5.000%, 1/01/45	1/30 at 100.00	3,268,356

5,390		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B, 5.000%, 1/01/46	1/31 at 100.00	5,261,659

13,685	(d)	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	13,921,975

6,375		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016, 3.375%, 1/01/41	1/26 at 100.00	4,955,808

		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
765		4.350%, 12/01/42	12/23 at 100.00	638,545
685		4.400%, 12/01/47	12/23 at 100.00	549,539

4,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/45	6/25 at 100.00	3,606,187

		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
380		5.750%, 9/01/28	3/24 at 103.00	384,342
710		6.500%, 9/01/46	3/24 at 103.00	716,838

400		Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	368,573

12,000	(e)	Denton Independent School District, Denton County, Texas, General Obligation Bonds, School Building Series 2023, 5.000%, 8/15/53, (UB)	8/33 at 100.00	12,099,492

1,255		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	12/23 at 100.00	1,131,779

6,010		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	12/23 at 100.00	5,287,635

2,490		Greater Texoma Utility Authority, Texas, Contract Revenue Bonds, City of Sherman Project Series 2023A, 4.375%, 10/01/53 - BAM Insured	10/32 at 100.00	2,082,554

4,255		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	4,117,861

5,525		Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Improvement, Green Series 2023A, 4.000%, 9/15/48	9/33 at 100.00	4,655,639

4,080		Harris County, Texas, General Obligtion Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074, 6.086%, 8/15/32 - AGM Insured, 144A, (IF)	No Opt. Call	5,366,201

6,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/48	11/31 at 44.13	1,339,435

6,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/53	11/24 at 100.00	5,510,220

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
14,055		0.000%, 11/15/34 - NPFG Insured	11/24 at 55.69	7,257,488
1,940	(d)	0.000%, 11/15/34, (Pre-refunded 11/15/24) - NPFG Insured	11/24 at 55.69	1,033,557

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A:
$ 2,295		0.000%, 12/01/42	12/31 at 68.27	$704,893
3,000		0.000%, 12/01/43	12/31 at 65.48	861,661
3,000		0.000%, 12/01/44	12/31 at 62.57	808,106
4,000		0.000%, 12/01/45	12/31 at 59.85	1,010,311
7,165		0.000%, 12/01/46	12/31 at 57.36	1,696,582
7,580		0.000%, 12/01/47	12/31 at 55.10	1,682,315
7,095		0.000%, 12/01/48	12/31 at 52.91	1,475,658
7,550		0.000%, 12/01/49	12/31 at 50.78	1,471,268
5,140		0.000%, 12/01/50	12/31 at 48.73	937,301
4,000		0.000%, 12/01/51	12/31 at 46.73	680,346

5,000		Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015, 4.000%, 8/15/44	8/25 at 100.00	4,200,391

		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,090		0.000%, 9/01/26 - AMBAC Insured	No Opt. Call	3,620,371
4,865		0.000%, 9/01/27 - AGM Insured	No Opt. Call	4,120,366

4,715		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/24 at 100.00	4,644,054

17,000	(d)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 - AGM Insured, (ETM)	No Opt. Call	19,708,098

940		Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/30	8/25 at 100.00	943,419

6,665		Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Schoolhouse Series 2023A, 5.000%, 2/15/58	2/33 at 100.00	6,713,055

1,000		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	981,952

		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095		5.750%, 12/01/33	12/25 at 100.00	3,054,281
3,125		6.125%, 12/01/38	12/25 at 100.00	3,019,627

		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335		5.000%, 11/01/46	11/23 at 103.00	1,683,838
6,015		5.000%, 11/01/51	11/23 at 103.00	4,191,244

745		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	579,614

210	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)	4/26 at 100.00	215,167

4,530		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 - AGM Insured	4/24 at 100.00	4,296,776

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$820	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, L.L.C. - Texas A&M University - San Antonio Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)	4/26 at 100.00	$839,226

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds,
CHF-Collegiate
		Housing Foundation - Stephenville II, L.L.C. - Tarleton State University Project, Series 2014A:
1,000	(d)	5.000%, 4/01/34, (Pre-refunded 4/01/24)	4/24 at 100.00	1,003,558
2,200	(d)	5.000%, 4/01/39, (Pre-refunded 4/01/24)	4/24 at 100.00	2,207,827
1,600	(d)	5.000%, 4/01/46, (Pre-refunded 4/01/24)	4/24 at 100.00	1,605,692

5,540	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston- Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/39, (Pre-refunded 4/01/24)	4/24 at 100.00	5,561,983

		North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,590	(d)	7.000%, 9/01/43, (Pre-refunded 9/01/31)	9/31 at 100.00	3,054,991
3,910	(d)	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	4,633,270

2,000		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/38	1/25 at 100.00	1,959,088

5,235		Pasadena Independent School District, Harris County, Texas, General Obligation Bonds, School Building Series 2023, 4.250%, 2/15/53	2/33 at 100.00	4,676,402

610		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	574,086

1,080		Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edwards University Project, Series 2016, 4.000%, 6/01/41	6/26 at 100.00	861,637

1,000		San Antonio, Texas, Electric and Gas Systems Revenue Bonds, Refunding New Series 2023B, 4.000%, 2/01/43	8/33 at 100.00	857,877

19,955		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Series 2022A, 4.000%, 7/01/53	7/32 at 100.00	15,366,236

12,040		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/47	8/26 at 100.00	11,639,137

3,955		Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	3,075,891

2,565		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.250%, 9/01/43	9/27 at 100.00	2,295,643

		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A:
7,155		2.250%, 9/01/46	3/30 at 100.00	4,163,996
6,905		2.350%, 9/01/51	3/30 at 100.00	3,779,526

2,415		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2023A, 4.600%, 9/01/43	9/32 at 100.00	2,231,121

		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
5,810		4.000%, 12/31/36	12/30 at 100.00	5,315,259
2,735		4.000%, 6/30/37	12/30 at 100.00	2,488,219

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
$ 11,280		0.000%, 8/15/36	8/24 at 59.60	$5,546,384
10,000		0.000%, 8/15/37	8/24 at 56.94	4,594,680

		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C:
5,230		5.000%, 8/15/37	8/24 at 100.00	5,042,098
31,775		5.000%, 8/15/42	8/24 at 100.00	30,059,678

7,500		Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A, 5.000%, 8/01/57	2/29 at 100.00	6,593,666

4,400		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 - AMBAC Insured	No Opt. Call	4,075,249

1,480		Waxahachie Independent School District, Ellis County, Texas, General Obligation Bonds, School Building Series 2023, 4.250%, 2/15/53	8/33 at 100.00	1,272,963

500		Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 - AMBAC Insured	5/24 at 100.00	502,746
		Total Texas		332,933,329

		Utah - 0.3% (0.2% of Total Investments)

		Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2021A:
510		3.750%, 3/01/41, 144A	9/26 at 103.00	376,799
1,095		4.000%, 3/01/51, 144A	9/26 at 103.00	742,899

5,085		Downtown East Streetcar Sewer Public Infrastructure District, South Salt Lake, Salt Lake County, Utah, Limited Tax General Obligation Bonds, Series 2022A, 6.000%, 3/01/53, 144A	9/27 at 103.00	4,438,443

3,360		MIDA Military Installation Development Authority Golf and Equestrian Center Public Infrastructure District, Utah, Limited Tax and Tax Allocation Revenue Bonds, Series 2021, 4.500%, 6/01/51, 144A	12/26 at 103.00	2,177,418

500		Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A, 4.375%, 2/01/51, 144A	2/26 at 103.00	342,581
		Total Utah		8,078,140

		Vermont - 0.1% (0.1% of Total Investments)

1,835		Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Series 2021A, 4.000%, 5/01/45	5/28 at 103.00	1,322,804

1,080		Vermont Housing Finance Agency, Multiple Purpose Bonds, Social Series 2023E, 4.800%, 11/01/43	11/32 at 100.00	1,030,274
		Total Vermont		2,353,078

		Virgin Islands - 0.3% (0.1% of Total Investments)

1,695		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 - AGM Insured	12/23 at 100.00	1,687,740

4,715		West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO Financing, Series 2022A, 6.375%, 4/01/52, 144A	10/29 at 104.00	4,435,815
		Total Virgin Islands		6,123,555

		Virginia - 1.2% (0.7% of Total Investments)

		Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015:
1,180	(d)	5.300%, 3/01/35, (Pre-refunded 3/01/25)	3/25 at 100.00	1,200,265
1,085	(d)	5.600%, 3/01/45, (Pre-refunded 3/01/25)	3/25 at 100.00	1,107,661

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Virginia (continued)
$ 5,500		Hampton Roads Transportation Accountability Commision, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2020A, 5.000%, 7/01/60	7/30 at 100.00	$5,548,814

		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A:
1,115		4.000%, 12/01/40	12/27 at 103.00	869,641
2,690		4.000%, 12/01/50	12/27 at 103.00	1,864,314

2,000		Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A	9/27 at 100.00	1,710,554

1,000		Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.250%, 7/01/35, 144A	7/25 at 100.00	959,491

3,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2023D, 4.700%, 8/01/48	8/32 at 100.00	2,745,402

10,480		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc., Series 2020A, 4.000%, 12/01/49	6/30 at 100.00	8,388,824

1,980		Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	1,830,092

3,490		Williamsburg Economic Development Authority, Virginia, Student Housing Revenue Bonds, Provident Group - Williamsburg Properties LLC - William and Mary Project Series 2023A, 4.125%, 7/01/58 - AGM Insured	7/33 at 100.00	2,865,880
		Total Virginia		29,090,938

		Washington - 1.4% (0.8% of Total Investments)

5,000		Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/38	7/25 at 100.00	5,049,598

		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C:
4,120		5.000%, 10/01/44	10/24 at 100.00	3,838,101
880	(d)	5.000%, 10/01/44, (Pre-refunded 10/01/24)	10/24 at 100.00	885,980

		Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A:
5,450		5.000%, 1/01/46, 144A	1/25 at 102.00	3,974,115
3,650		5.000%, 1/01/51, 144A	1/25 at 102.00	2,556,066

21,510	(e)	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 - NPFG Insured, (UB)	No Opt. Call	18,035,941
		Total Washington		34,339,801

		West Virginia - 0.4% (0.2% of Total Investments)

1,900		Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	1,905,175

440		Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2021A, 4.125%, 6/01/43, 144A	6/31 at 100.00	362,933

1,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	910,032

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		West Virginia (continued)
		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A:
$ 2,750	(e)	4.250%, 6/01/47, (UB)	6/33 at 100.00	$2,339,017
5,000	(e)	4.375%, 6/01/53, (UB)	6/33 at 100.00	4,289,512
		Total West Virginia		9,806,669

		Wisconsin - 4.6% (2.6% of Total Investments)

		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A:
1,750		5.000%, 2/01/36, 144A	2/26 at 100.00	1,567,310
305		5.125%, 2/01/46, 144A	2/26 at 100.00	248,911

1,715		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	1,305,615

500		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A	6/24 at 100.00	393,363

1,480		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 5.125%, 5/01/36, 144A	5/26 at 100.00	1,333,483

6,000		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A	6/24 at 100.00	5,164,459

		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
1,000		5.500%, 6/15/37, 144A	6/27 at 100.00	949,387
1,790		5.625%, 6/15/47, 144A	6/27 at 100.00	1,598,126

1,500		Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A, 6.250%, 6/15/53, 144A	6/33 at 100.00	1,348,097

15,205		Public Finance Authority of Wisconsin, Health Care System Revenue Bonds, Cone Health, Series 2022A, 4.000%, 10/01/52	10/32 at 100.00	12,504,105

35,100		Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A	12/27 at 100.00	30,645,368

1,700	(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A, 7.000%, 10/01/47, 144A	10/27 at 100.00	1,020,000

		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A:
1,055		5.000%, 12/01/27	No Opt. Call	1,047,290
1,815		5.200%, 12/01/37	12/27 at 100.00	1,703,521

		Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020:
1,225		5.000%, 4/01/40, 144A	4/30 at 100.00	1,108,826
75	(d)	5.000%, 4/01/40, (Pre-refunded 4/01/30), 144A	4/30 at 100.00	80,046
4,520		5.000%, 4/01/50, 144A	4/30 at 100.00	3,798,763
245	(d)	5.000%, 4/01/50, (Pre-refunded 4/01/30), 144A	4/30 at 100.00	261,483

5,625		Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	4,753,077

2,500		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.050%, 11/01/30	5/26 at 100.00	2,278,193

		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
11,000		5.000%, 6/01/32	12/23 at 100.00	10,969,957

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$ 1,000		5.000%, 6/01/39	12/23 at 100.00	$952,127

		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021:
2,405		4.000%, 10/01/51	10/28 at 102.00	1,567,741
3,845		4.000%, 10/01/61	10/28 at 102.00	2,335,167

1,450		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	1,315,451

1,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37	8/24 at 103.00	757,936

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,000		5.375%, 10/01/44	12/23 at 101.00	802,367
1,500		5.500%, 10/01/49	12/23 at 101.00	1,195,014

3,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42	2/26 at 100.00	2,765,562

2,275		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/57	1/27 at 103.00	1,199,807

1,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	980,452

1,850		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54	11/26 at 103.00	1,278,160

10,520		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 4.000%, 12/15/49	12/29 at 100.00	8,319,680

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
2,565		5.000%, 12/01/44	12/23 at 101.00	1,985,125
1,775		5.250%, 12/01/49	12/23 at 101.00	1,385,620

		Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
2,800		3.150%, 11/01/44	11/28 at 100.00	1,970,019
3,000		3.200%, 11/01/49	11/28 at 100.00	1,998,754
		Total Wisconsin		114,888,362

		Wyoming - 0.1% (0.0% of Total Investments)

2,500		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 1, 4.400%, 12/01/43	6/32 at 100.00	2,251,542
		Total Wyoming		2,251,542
		Total Municipal Bonds (cost $4,803,742,914)		4,300,160,926

Shares		Description (a)		Value
		COMMON STOCKS - 2.4% (1.4% of Total Investments)

		Utilities - 2.4% (1.4% of Total Investments)
676,308	(h),(i)	Energy Harbor Corp		$53,710,352
122,251	(i),(j)	Talen Energy Supply LLC		6,387,615
		Total Utilities		60,097,967
		Total Common Stocks (cost $18,927,854)		60,097,967
		Total Long-Term Investments (cost $4,822,670,768)		4,360,258,893

NVG	Nuveen AMT-Free Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 1.6% (0.9% of Total Investments)
		MUNICIPAL BONDS - 1.6% (0.9% of Total Investments)

		New York - 0.1% (0.0% of Total Investments)
$ 1,610	(k)	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax Green Series 2022-XF1321, 4.410%, 5/15/28, (Mandatory Put 11/7/2023), 144A	No Opt. Call	$1,610,000
		Total New York		1,610,000

		Ohio - 0.5% (0.3% of Total Investments)
12,750	(k)	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Tender Option Bond Floater 2016- XM0380, 4.170%, 12/01/23, (Mandatory Put 11/7/2023), 144A	No Opt. Call	12,750,000
		Total Ohio		12,750,000

		Texas - 0.4% (0.2% of Total Investments)
10,000	(k)	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Weekly Rate Series 2012A, 4.140%, 5/15/34, (Mandatory Put 9/19/2023)	9/23 at 100.00	10,000,000
		Total Texas		10,000,000

		Virginia - 0.6% (0.4% of Total Investments)
15,000	(k)	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Smithsonian Institution, Series 2003A, 4.000%, 12/01/33, (Mandatory Put 11/7/2023)	10/23 at 100.00	15,000,000
		Total Virginia		15,000,000
		Total Municipal Bonds (cost $39,360,000)		39,360,000
		Total Short-Term Investments (cost $39,360,000)		39,360,000

		Total Investments (cost $4,862,030,768) - 174.8%		4,399,618,893
		Floating Rate Obligations - (8.4)%		(210,540,000)
		MFP Shares, Net - (20.5)%(l)		(515,526,990)
		VRDP Shares, Net- (49.0)%(m)		(1,233,916,102)
		Other Assets & Liabilities, Net - 3.1%		77,403,142
		Net Assets Applicable to Common Shares - 100%		$2,517,038,943

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	For fair value measurement disclosure purposes, investment classified as Level 3.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(h)
Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra. In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.

(i)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(j)
In May 2023, Talen Energy completed a Chapter 11 plan of reorganization whereby the Fund received Talen Energy Common Stock in exchange for the following portfolio holding: Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38.

(k)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(l)	MFP Shares, Net as a percentage of Total Investments is 11.7%.
(m)	VRDP Shares, Net as a percentage of Total Investments is 28.0%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements
77

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 171.1% (100.0% of Total Investments)
		MUNICIPAL BONDS - 165.9% (97.0% of Total Investments)

		Alabama - 0.6% (0.4% of Total Investments)

$ 8,585		Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	$8,212,288

430	(c)	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System - Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25, (ETM)	12/23 at 100.00	449,959

2,280	(d)	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016B, 5.000%, 11/15/46	5/26 at 100.00	2,177,175

2,720	(d)	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016C, 5.000%, 11/15/46	5/26 at 100.00	2,597,331

340		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49, (AMT)	10/29 at 100.00	317,064
		Total Alabama		13,753,817

		Alaska - 0.3% (0.2% of Total Investments)

		Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,000		5.000%, 1/01/31, (AMT)	7/25 at 100.00	995,684
2,950		5.000%, 1/01/33, (AMT)	7/25 at 100.00	2,928,061
2,400		5.000%, 1/01/34, (AMT)	7/25 at 100.00	2,377,567
		Total Alaska		6,301,312

		Arizona - 1.3% (0.8% of Total Investments)

2,820		Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	2,632,851

2,131	(e)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	1,640,888

3,185		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	2,891,572

10,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/47, (AMT)	7/27 at 100.00	9,576,219

		Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
400		5.000%, 7/01/27, (AMT)	12/23 at 100.00	399,500
950		5.000%, 7/01/32, (AMT)	12/23 at 100.00	940,783

		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
1,790		5.375%, 7/01/46	7/26 at 100.00	1,547,662
2,140		5.500%, 7/01/51	7/26 at 100.00	1,836,237

595		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	590,618

2,060		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	2,032,299

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Arizona (continued)
$35		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 5.125%, 7/01/39	7/25 at 100.00	$30,404

		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
50		5.000%, 12/01/32	No Opt. Call	49,743
7,235		5.000%, 12/01/37	No Opt. Call	7,023,268
		Total Arizona		31,192,044

		Arkansas - 1.2% (0.7% of Total Investments)

10,055		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	8,863,958

12,410		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2023, 5.700%, 5/01/53, (AMT)	5/26 at 105.00	11,325,281

6,000		Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A	9/26 at 103.00	5,328,448

2,000		Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, (AMT), 144A	9/27 at 103.00	1,846,054
		Total Arkansas		27,363,741

		California - 22.5% (13.1% of Total Investments)

4,225		Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 - AGM Insured	No Opt. Call	3,468,848

535		Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	472,686

1,900		Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	1,881,086

165		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	163,495

		Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election of 2004 Series 2005B:
4,070		0.000%, 8/01/32 - FGIC Insured	No Opt. Call	2,720,088
6,410		0.000%, 8/01/34 - FGIC Insured	No Opt. Call	3,897,988

1,510		California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	1,124,764

1,515		California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	1,282,815

1,295		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	11/23 at 100.00	1,188,132

22,650	(d)	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 5.000%, 11/15/49, (UB)	11/26 at 100.00	21,270,155

3,500		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, 4.000%, 4/01/45	4/30 at 100.00	2,888,201

825		California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45, 144A	7/25 at 100.00	760,055

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$34,780		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A, 4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	$28,437,091

22,130		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	20,718,164

2,000		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	1,974,219

2,000		California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016, 5.000%, 6/01/51, 144A	6/26 at 100.00	1,696,269

		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
2,500		5.250%, 12/01/44	12/24 at 100.00	2,325,218
16,712		5.500%, 12/01/54	12/24 at 100.00	15,920,443

31,280		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	27,712,250

22,205		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	20,310,554

11	(e),(f)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39	1/22 at 100.00	10,994

7	(e),(f)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25	1/22 at 100.00	7,421

9,955		Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 - FGIC Insured	No Opt. Call	6,861,201

3,795		Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C, 0.000%, 2/01/37 - FGIC Insured	No Opt. Call	2,015,004

6,215		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	4,170,931

		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:
2,331		3.000%, 7/01/43, 144A	7/32 at 100.00	1,591,699
10,145		3.125%, 7/01/56, 144A	7/32 at 100.00	5,978,457

3,005		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A	6/31 at 100.00	1,936,678

21,855		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A	6/31 at 100.00	12,449,950

15,120		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	9,011,444

1,320		Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	1,278,582

2,510		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 - NPFG Insured	No Opt. Call	2,054,120

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 3,360		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 - NPFG Insured	No Opt. Call	$2,885,432

3,725		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 - AGM Insured	No Opt. Call	2,338,193

		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
3,000	(g)	0.000%, 1/15/26	No Opt. Call	3,082,486
1,560	(c)	5.750%, 1/15/46, (Pre-refunded 1/15/24)	1/24 at 100.00	1,566,341
3,560	(c)	6.000%, 1/15/49, (Pre-refunded 1/15/24)	1/24 at 100.00	3,576,023

4,505		Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 - NPFG Insured	No Opt. Call	3,442,094

2,315		Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	1,591,477

3,170	(c)	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 - AGM Insured, (ETM)	No Opt. Call	2,886,294

		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	(c),(d)	14.939%, 6/01/40, (Pre-refunded 6/01/25), 144A, (IF)	6/25 at 100.00	2,643,604
1,250	(d)	14.951%, 6/01/40, 144A, (IF)	6/25 at 100.00	1,351,587

15,000		Grossmont Healthcare District, California, General Obligation Bonds, Refunding Series 2015D, 4.000%, 7/15/40	7/25 at 100.00	13,304,863

3,190		Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	2,733,714

5,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 - NPFG Insured	No Opt. Call	3,602,790

2,500		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	1,718,657

25,000	(d)	Irvine Facilities Financing Authority, California, Special Tax Revenue Bonds, Great Park Infrastructure Project Series 2023A, 4.000%, 9/01/58 - BAM Insured, (UB)	9/33 at 100.00	21,040,130

225	(h)	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 5.220%, 11/15/27 (3-Month LIBOR*0.67% reference rate + 1.450% spread)	No Opt. Call	222,349

12,000	(d)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/41, (AMT), (UB)	5/25 at 100.00	11,756,807

2,155		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Series 2022H, 5.000%, 5/15/42, (AMT)	11/31 at 100.00	2,113,501

		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D:
4,930		4.000%, 5/15/46, (AMT)	11/31 at 100.00	4,058,019
70	(c)	4.000%, 5/15/46, (Pre-refunded 11/15/31), (AMT)	11/31 at 100.00	68,829

2,000	(c)	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31, (Pre-refunded 8/01/24)	8/24 at 100.00	2,032,544

1,000	(c)	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31, (Pre-refunded 8/01/26) - AGM Insured	8/26 at 100.00	1,053,078

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 10,000		Milpitas Municipal Financing Authority, California, Wastewater Revenue Bonds, Series 2019, 4.000%, 11/01/49	11/29 at 100.00	$8,685,594

2,335		Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	2,188,226

		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
1,030		5.875%, 8/01/28	2/28 at 100.00	1,126,140
2,320	(g)	0.000%, 8/01/43	8/35 at 100.00	2,020,300

5,420		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	6,104,719

		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C:
2,700		7.000%, 11/01/34	No Opt. Call	3,143,644
2,200		6.500%, 11/01/39	No Opt. Call	2,477,931

		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B:
7,735		0.000%, 8/01/25 - FGIC Insured	No Opt. Call	7,197,750
4,180		0.000%, 8/01/26 - FGIC Insured	No Opt. Call	3,730,776

10,885		Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/25 - FGIC Insured	No Opt. Call	10,123,761

7,750		Oxnard Union High School District, Ventura County, California, General Obligation Bonds, Election 2018 Series 2022C, 4.000%, 8/01/47	8/30 at 100.00	6,753,642

6,000		Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 - NPFG Insured	No Opt. Call	5,812,619

12,210		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40	8/30 at 100.00	13,359,045

5,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%, 8/01/38 - AGC Insured	8/29 at 100.00	5,528,345

3,200		Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 - AGM Insured	No Opt. Call	2,713,760

2,755		Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 - AGM Insured	No Opt. Call	2,581,434

22,345		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, 5.250%, 7/01/58, (AMT)	7/33 at 100.00	21,918,619

6,500		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2023A, 5.000%, 7/01/58	7/33 at 100.00	6,538,475

2,750		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A, 5.000%, 7/01/47, (AMT)	7/27 at 100.00	2,601,615

2,360		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, 5.000%, 7/01/51, (AMT)	7/31 at 100.00	2,206,434

6,650		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, 5.000%, 5/01/44, (AMT)	5/29 at 100.00	6,410,449

9,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014A, 5.000%, 5/01/44, (AMT)	5/24 at 100.00	8,621,509

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
$ 25,670		5.000%, 5/01/43, (AMT)	5/28 at 100.00	$24,886,284
33,485	(d)	5.000%, 5/01/48, (AMT), (UB)	5/28 at 100.00	31,677,058

5,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	4,213,074

2,700		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	2,708,512

		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	(c)	5.000%, 1/15/44, (Pre-refunded 1/15/25)	1/25 at 100.00	6,736,270
3,160	(c)	5.000%, 1/15/50, (Pre-refunded 1/15/25)	1/25 at 100.00	3,210,651

5,760		San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/45	8/25 at 34.92	1,790,139

		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500		0.000%, 6/01/36	12/23 at 49.99	3,424,297
37,555		0.000%, 6/01/47	12/23 at 26.69	8,085,340

1,800		Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	1,539,258

4,005	(g)	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 - AGM Insured	8/31 at 100.00	4,024,543
		Total California		520,788,027

		Colorado - 7.0% (4.1% of Total Investments)

1,206		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A, 5.500%, 12/01/36	12/23 at 101.00	1,166,651

		Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
775		6.000%, 12/01/37	12/23 at 102.00	712,099
2,320		6.125%, 12/01/47	12/23 at 102.00	2,087,628

685		Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/23 at 102.00	616,390

		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
770		5.000%, 12/01/37, 144A	12/23 at 102.00	692,170
2,210		5.000%, 12/01/47, 144A	12/23 at 102.00	1,849,078

625	(c)	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38, (Pre-refunded 12/01/23)	12/23 at 100.00	625,937

900		Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	816,384

2,000	(c)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36, (Pre-refunded 12/01/23)	12/23 at 100.00	2,000,141

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$ 2,820		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/38	8/29 at 100.00	$2,453,492

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
5,500		5.000%, 8/01/34	8/29 at 100.00	5,590,301
1,105		5.000%, 8/01/37	8/29 at 100.00	1,091,854
1,105		5.000%, 8/01/38	8/29 at 100.00	1,086,383
5,035		5.000%, 8/01/39	8/29 at 100.00	4,916,502
28,345		5.000%, 8/01/44	8/29 at 100.00	26,800,756
820		4.000%, 8/01/49	8/29 at 100.00	634,328

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A:
5,000		5.500%, 11/01/47	11/32 at 100.00	4,962,888
8,300	(d)	5.250%, 11/01/52, (UB)	11/32 at 100.00	7,807,359

2,100		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42	12/23 at 100.00	1,755,909

3,655	(c)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	3,712,386

2,105		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	1,892,076

3,870		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	12/23 at 100.00	3,820,707

		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
10,695	(d)	5.000%, 12/01/48, (AMT), (UB)	12/28 at 100.00	10,026,840
13,965	(d)	5.250%, 12/01/48, (AMT), (UB)	12/28 at 100.00	13,640,903

		Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A:
1,240		5.250%, 12/01/39, 144A	12/23 at 103.00	1,184,206
365		5.250%, 12/01/39, 144A	12/23 at 103.00	348,577

10,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	3,848,972

8,845		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 - NPFG Insured	No Opt. Call	7,844,584

		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550		0.000%, 9/01/29 - NPFG Insured	No Opt. Call	5,887,710
11,100		0.000%, 9/01/31 - NPFG Insured	No Opt. Call	7,878,224
10,000		0.000%, 9/01/32 - NPFG Insured	No Opt. Call	6,762,452

4,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 - NPFG Insured	9/26 at 52.09	1,761,738

		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125		5.750%, 12/01/30	12/24 at 100.00	1,061,215
1,000		6.000%, 12/01/38	12/24 at 100.00	878,925

825		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47	12/23 at 102.00	784,267

4,945		Overlook Park Metropolitan District, Routt County, Colorado, General Obligation Bonds, Limited Tax Senior Series 2023A, 7.250%, 12/01/53	6/28 at 103.00	4,556,101

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$ 4,310	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/39	12/24 at 103.00	$3,804,105

490	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	421,872

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	491,672
4,030	6.500%, 11/15/38	No Opt. Call	4,456,903

954	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	807,135

55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	50,188

105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	96,013

	West Meadow Metropolitan District, Town of Fraser, Grand County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2023A:
1,000	6.000%, 12/01/38, 144A	12/28 at 103.00	970,060
1,000	6.500%, 12/01/50, 144A	12/28 at 103.00	971,443

7,320	Windy Gap Firming Project Water Activity Enterprise, Colorado, Senior Revenue Bonds, Series 2021, 5.000%, 7/15/51	7/31 at 100.00	7,340,786
	Total Colorado		162,966,310

	Connecticut - 0.2% (0.1% of Total Investments)

6,345	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2022U, 4.000%, 7/01/52	7/32 at 100.00	4,978,941
	Total Connecticut		4,978,941

	District of Columbia - 0.4% (0.2% of Total Investments)

5,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2019A, 4.000%, 3/01/39	9/29 at 100.00	4,559,200

10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/37 - AGC Insured	No Opt. Call	4,771,576
	Total District of Columbia		9,330,776

	Florida - 9.7% (5.6% of Total Investments)

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	12/23 at 100.00	957,290
865	5.000%, 9/01/45	12/23 at 100.00	817,105

615	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 5.375%, 11/01/36	11/27 at 100.00	594,254

665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	607,385

935	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34	5/27 at 100.00	862,709

	Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Health First Obligated Group, Series 2022A:
3,315	5.000%, 4/01/41	4/32 at 100.00	3,237,379
3,000	5.000%, 4/01/47	4/32 at 100.00	2,852,226

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Florida (continued)

$ 4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	$2,918,568

325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	283,365

150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, (AMT), 144A	10/27 at 100.00	127,447

	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
120	5.250%, 11/01/37	11/28 at 100.00	114,419
155	5.600%, 11/01/46	11/28 at 100.00	144,972

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	535,921
615	5.300%, 5/01/36	5/26 at 100.00	594,287
955	5.500%, 5/01/45	5/26 at 100.00	887,551
1,305	5.500%, 5/01/46	5/26 at 100.00	1,205,610

	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
12,505	4.000%, 8/15/45	2/30 at 100.00	9,784,644
6,515	4.000%, 8/15/50	2/30 at 100.00	4,919,476

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	1,054,021
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	3,061,178

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	1,269,480
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	1,218,013

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	857,844
6,785	5.125%, 7/01/46	7/26 at 100.00	5,203,873

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	882,260
560	6.125%, 6/15/46, 144A	6/25 at 100.00	522,098

120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/40, 144A	9/27 at 100.00	99,453

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A:
1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	1,019,034
2,475	6.375%, 6/15/46, 144A	6/26 at 100.00	2,392,916

26,600	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	1/24 at 107.00	25,935,032

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)

		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
$16,155		6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A	12/23 at 101.00	$16,114,989
10,000		6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/23 at 102.00	9,519,079
14,210		6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/23 at 102.00	13,430,550

25,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	25,176,705

3,380		Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/49	10/28 at 100.00	2,770,976

320		Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	294,502

		Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2019A:
5,000		4.000%, 10/01/39, (AMT)	10/29 at 100.00	4,356,958
4,230		4.000%, 10/01/49, (AMT)	10/29 at 100.00	3,374,116

4,500		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, 5.000%, 10/01/42, (AMT)	10/27 at 100.00	4,364,625

6,845		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Alternative Minimum Tax Refunding Subordinate Lien Series 2022A, 4.000%, 10/01/52, (AMT)	10/31 at 100.00	5,375,565

12,410		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/48, (AMT)	10/28 at 100.00	11,733,916

1,750	(c)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40, (Pre-refunded 10/01/24), (AMT)	10/24 at 100.00	1,759,551

7,665		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/49, (AMT)	10/29 at 100.00	7,139,189

2,140		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	2,115,839

6,495		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52	4/32 at 100.00	5,229,452

7,500		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	7,261,530

500		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022, 5.000%, 11/01/52	11/32 at 100.00	447,425

		Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A:
1,950		5.000%, 4/01/39, 144A	4/29 at 100.00	1,808,089
5,225		5.000%, 4/01/51, 144A	4/29 at 100.00	4,526,118

545		Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	482,969

		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
110		4.750%, 11/01/28	11/27 at 100.00	108,320
265		5.375%, 11/01/36	11/27 at 100.00	256,460

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)

$10,075		South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016A, 4.000%, 5/01/44	5/26 at 100.00	$8,465,004

365		South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35	5/26 at 100.00	320,416

		South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
85		4.350%, 5/01/26	No Opt. Call	83,501
100		4.875%, 5/01/35	5/26 at 100.00	94,176

1,350		Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34	1/24 at 100.00	1,350,843

		Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Refunding Series 2015A:
1,000		5.000%, 12/01/40	6/25 at 100.00	924,881
7,780	(d)	5.000%, 12/01/44, (UB)	6/25 at 100.00	6,958,442

2,600	(d)	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/55, (UB)	12/25 at 100.00	2,203,894

395	(g)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	12/23 at 100.00	367,582

430	(e)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	12/23 at 100.00	4

300		Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 5.375%, 11/01/37	11/27 at 100.00	288,725
		Total Florida		223,664,201

		Georgia - 4.9% (2.9% of Total Investments)

285	(e)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29	1/28 at 100.00	128,250

1,205		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35	12/23 at 100.00	895,690

3,750	(d)	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/34	1/24 at 100.00	3,755,895

2,030		Atlanta, Georgia, General Obligation Bonds, Public Improvement Social Series 2022A-1, 5.000%, 12/01/41	12/32 at 100.00	2,113,035

725		Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	12/23 at 100.00	704,485

4,000	(d)	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 5.000%, 11/01/39, (UB)	11/27 at 100.00	4,045,082

		Bainbridge, Georgia, Combined Utilities Revenue Bonds, Series 2021:
2,875		4.000%, 12/01/46 - BAM Insured	12/31 at 100.00	2,407,158
5,000		4.000%, 12/01/51 - BAM Insured	12/31 at 100.00	4,061,042

4,245	(d)	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	3,578,986

4,000	(d)	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%, 8/01/42, (UB)	8/26 at 100.00	4,017,772

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Georgia (continued)

$ 1,250		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	$979,155

1,250		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	979,155

1,925	(d)	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center Inc. Project, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	1,588,994

5		Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 - AGM Insured	12/23 at 100.00	5,002

2,460		Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993, 5.625%, 10/01/26 - NPFG Insured	No Opt. Call	2,517,181

8,200		Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B, 5.125%, 4/01/53, (WI/DD)	4/33 at 100.00	7,981,713

1,760		Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp County Hospital Project, Series 2021, 4.000%, 7/01/46	7/31 at 100.00	1,385,774

1,000		Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 3/01/40	3/30 at 100.00	857,840

1,340		Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	12/23 at 100.00	1,292,582

3,485		Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	3,350,181

		Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2019A:
29,265	(d)	4.000%, 7/01/49, (UB)	7/29 at 100.00	23,668,092
2,500		4.000%, 7/01/49 - BAM Insured	7/29 at 100.00	2,033,843

3,000	(c)	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54, (Pre-refunded 2/15/25)	2/25 at 100.00	3,060,593

		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B:
3,000	(d)	5.500%, 2/15/42, (UB)	2/27 at 100.00	3,062,952
5,500	(d)	5.250%, 2/15/45, (UB)	2/27 at 100.00	5,554,420

3,020		Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 - NPFG Insured	No Opt. Call	2,990,180

		Georgia Ports Authority, Revenue Bonds, Series 2021:
4,500		4.000%, 7/01/46	7/31 at 100.00	3,844,788
3,000		4.000%, 7/01/51	7/31 at 100.00	2,505,628

1,500		Georgia State Road and Tollway Authority, Guaranteed Revenue Bonds, Managed Lane System, Series 2021A, 4.000%, 7/15/37	7/31 at 100.00	1,452,224

840		Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.875%, 6/15/47, 144A	6/27 at 100.00	776,987

260		Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	262,573

1,070		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43	5/29 at 100.00	1,006,151

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Georgia (continued)

$ 3,000		Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A	11/27 at 100.00	$2,356,593

3,325		Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 12/01/45 - AGM Insured	12/30 at 100.00	2,808,843

3,700		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.500%, 7/01/60	7/25 at 100.00	3,580,097

3,000		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A, 5.000%, 10/01/43	11/23 at 100.00	2,999,870

2,000	(d)	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46, (UB)	10/26 at 100.00	1,997,392

3,000	(c)	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44, (Pre-refunded 4/01/24)	4/24 at 100.00	3,014,369
		Total Georgia		113,620,567

		Guam - 0.1% (0.0% of Total Investments)

		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195		5.000%, 11/15/33	11/25 at 100.00	189,269
1,805		5.000%, 11/15/39	11/25 at 100.00	1,640,170
		Total Guam		1,829,439

		Hawaii - 0.1% (0.1% of Total Investments)

1,175		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33, 144A	12/23 at 100.00	1,175,480

2,320		Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/41, (AMT)	7/25 at 100.00	2,251,753
		Total Hawaii		3,427,233

		Idaho - 0.1% (0.0% of Total Investments)

1,175		Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	1,058,977

595		Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	12/23 at 100.00	595,071
		Total Idaho		1,654,048

		Illinois - 25.0% (14.6% of Total Investments)

55,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	55,330,919

2,255		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/35	12/24 at 100.00	2,180,621

15,500		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B, 5.000%, 12/01/33	12/23 at 100.00	14,767,312

8,400		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	8,763,279

		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A:
1,800		7.000%, 12/01/26	12/25 at 100.00	1,866,221
51,780		7.000%, 12/01/44	12/25 at 100.00	52,919,118

1,335		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	1,356,162

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$6,210		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	$6,447,883

450		Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/26 - NPFG Insured	No Opt. Call	386,770

		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,715		0.000%, 12/01/26 - NPFG Insured	No Opt. Call	1,474,022
1,000		0.000%, 12/01/27 - NPFG Insured	No Opt. Call	818,794
1,765		0.000%, 12/01/30 - NPFG Insured	No Opt. Call	1,234,693

		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
2,585		0.000%, 12/01/27 - NPFG Insured	No Opt. Call	2,116,584
8,565		0.000%, 12/01/31 - NPFG Insured	No Opt. Call	5,671,126

9,150	(d)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2017, 5.000%, 12/01/51, (UB)	12/26 at 100.00	8,662,794

2,430		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A, 5.000%, 12/01/45	12/29 at 100.00	2,379,403

6,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A, 5.000%, 12/01/57	12/31 at 100.00	5,556,206

		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755		0.000%, 1/01/29 - NPFG Insured	No Opt. Call	20,034,928
8,765		0.000%, 1/01/34 - FGIC Insured	No Opt. Call	5,110,782
17,310		0.000%, 1/01/37 - FGIC Insured	No Opt. Call	8,234,765

		Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
670		5.500%, 1/01/31	1/25 at 100.00	670,692
1,000		5.500%, 1/01/33	1/25 at 100.00	999,918

2,695		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	2,699,013

13,205		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	13,528,849

2,000		Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	1,967,279

		Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115		5.500%, 1/01/35	1/25 at 100.00	10,014,499
5,890		5.500%, 1/01/42	1/25 at 100.00	5,734,770

		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470		5.000%, 1/01/24	No Opt. Call	3,470,329
350		5.000%, 1/01/29	1/26 at 100.00	351,806
765		5.000%, 1/01/35	1/26 at 100.00	760,428

1,610		Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	1,198,520

		Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000		5.500%, 1/01/35	1/25 at 100.00	990,064
9,800		5.500%, 1/01/39	1/25 at 100.00	9,650,769

10,125	(d)	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44, (UB)	1/29 at 100.00	9,560,054

5,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A, 5.500%, 1/01/53 - BAM Insured, (WI/DD)	1/33 at 100.00	5,031,241

5,000		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Project, Series 2023A, 5.500%, 1/01/62 - AGM Insured	7/33 at 100.00	5,085,286

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$2,350		Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series 2018A, 4.000%, 12/01/43	6/28 at 100.00	$2,008,792

12,190		Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	10,027,176

800		Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A	12/25 at 100.00	779,850

20,000	(d)	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/46, (UB)	6/26 at 100.00	18,891,464

17,770	(d)	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/46	6/26 at 100.00	16,785,066

3,375		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	3,174,335

		Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
2,700	(c),(d)	5.000%, 10/01/46, (Pre-refunded 10/01/25), (UB)	10/25 at 100.00	2,751,344
300	(d)	5.000%, 10/01/46, (UB)	10/25 at 100.00	298,395

		Illinois State, General Obligation Bonds, April Series 2014:
6,165		5.000%, 4/01/38	4/24 at 100.00	5,932,745
5,000		5.000%, 4/01/39	4/24 at 100.00	4,760,652

		Illinois State, General Obligation Bonds, February Series 2014:
4,100		5.250%, 2/01/31	2/24 at 100.00	4,078,815
2,200		5.250%, 2/01/32	2/24 at 100.00	2,184,681
2,435		5.250%, 2/01/33	2/24 at 100.00	2,403,500
6,000		5.000%, 2/01/39	2/24 at 100.00	5,716,078

1,785		Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	1,827,111

7,605	(d)	Illinois State, General Obligation Bonds, May Series 2023B, 5.500%, 5/01/47, (UB)	5/32 at 100.00	7,649,171

		Illinois State, General Obligation Bonds, November Series 2016:
3,100		5.000%, 11/01/35	11/26 at 100.00	3,100,263
3,000		5.000%, 11/01/37	11/26 at 100.00	2,920,355
2,400		5.000%, 11/01/40	11/26 at 100.00	2,270,507

5,795		Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	5,914,470

20,830	(d)	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27, (UB)	No Opt. Call	21,348,988
3,800	(d)	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	3,894,678

5,000		Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	5,103,477

5,350		Illinois State, General Obligation Bonds, Refunding April Series 2019B, 5.125%, 9/01/26	No Opt. Call	5,462,958

5,295		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	12/23 at 100.00	5,294,563

5,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	4,990,379

560		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0052, 5.791%, 1/01/38, 144A, (IF)	1/23 at 100.00	559,815

2,500		Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 - NPFG Insured	No Opt. Call	2,490,449

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Illinois (continued)
$5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	$4,991,212

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
10,000	4.000%, 6/15/50	12/29 at 100.00	7,784,519
13,000	5.000%, 6/15/50	12/29 at 100.00	12,088,731

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	4,227,431
2,455	5.000%, 6/15/53	12/25 at 100.00	2,262,500

1,945	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A, 5.000%, 6/15/57	12/27 at 100.00	1,779,586

8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 0.000%, 12/15/56 - AGM Insured	No Opt. Call	1,247,071

45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 - AGM Insured	No Opt. Call	15,514,376

2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 - NPFG Insured	No Opt. Call	2,716,798

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,400	0.000%, 12/15/30 - NPFG Insured	No Opt. Call	5,979,702
7,940	0.000%, 6/15/33 - NPFG Insured	No Opt. Call	5,009,113
450	0.000%, 12/15/34 - NPFG Insured	No Opt. Call	262,497
12,500	0.000%, 6/15/35 - NPFG Insured	No Opt. Call	7,081,720
10,620	0.000%, 12/15/35 - NPFG Insured	No Opt. Call	5,835,904
11,505	0.000%, 12/15/36 - NPFG Insured	No Opt. Call	5,905,844
65,000	0.000%, 12/15/38 - NPFG Insured	No Opt. Call	29,266,049
38,040	0.000%, 6/15/40 - NPFG Insured	No Opt. Call	15,531,721
3,720	0.000%, 6/15/41 - NPFG Insured	No Opt. Call	1,425,915

4,755	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, 5.000%, 1/01/40	1/28 at 100.00	4,721,834

4,005	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)	12/23 at 100.00	3,884,030

11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 - AGM Insured	No Opt. Call	11,267,863
	Total Illinois		578,430,392

	Indiana - 1.2% (0.7% of Total Investments)

	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	1,927,911
2,705	0.000%, 2/01/25	No Opt. Call	2,553,040

4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 - NPFG Insured	No Opt. Call	4,362,087

2,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	1,574,273

1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)	12/23 at 100.00	1,192,848

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Indiana (continued)

$4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54	2/29 at 100.00	$3,449,075

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 - AMBAC Insured	No Opt. Call	9,067,437

1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	827,637

1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43, (AMT)	12/23 at 100.00	1,251,184

1,230	Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44, (AMT)	1/24 at 100.00	1,232,410
	Total Indiana		27,437,902

	Iowa - 1.0% (0.6% of Total Investments)

5,750	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	12/23 at 100.00	5,058,966

21,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 5.000%, 12/01/50	12/29 at 103.00	19,105,889
	Total Iowa		24,164,855

	Kansas - 0.6% (0.3% of Total Investments)

2,085	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/44	3/29 at 100.00	1,817,469

3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/23 at 100.00	1,581,989

10,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2017A, 5.000%, 3/01/47	3/27 at 100.00	9,561,915
	Total Kansas		12,961,373

	Kentucky - 1.0% (0.6% of Total Investments)

	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	5,021,035
435	5.500%, 2/01/44	2/26 at 100.00	417,029

2,355	Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022A, 4.700%, 1/01/52, (AMT)	1/32 at 100.00	2,038,335

	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	395,987
2,250	5.750%, 11/15/50	11/25 at 100.00	1,731,234

6,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	5,673,118

5,070	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	4,602,853

	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
1,335	6.750%, 7/01/43	7/31 at 100.00	1,457,987
2,295	6.875%, 7/01/46	7/31 at 100.00	2,511,402

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Kentucky (continued)
$215		Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green- Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	12/23 at 100.00	$213,840
		Total Kentucky		24,062,820

		Louisiana - 2.0% (1.2% of Total Investments)

500		Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A	6/28 at 100.00	440,477

		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
5,000		5.000%, 5/15/42	5/27 at 100.00	4,805,615
3,730		5.000%, 5/15/46	5/27 at 100.00	3,485,869

18,730		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A, 4.000%, 5/15/49	5/30 at 100.00	14,920,101

5,930		Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, (AMT), 144A	12/23 at 100.00	5,721,433

10	(c)	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39, (Pre-refunded 7/01/25)	7/25 at 100.00	10,189

1,835		Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/23 at 100.00	1,837,683

		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017:
1,775		5.250%, 10/01/36	10/33 at 100.00	1,712,270
3,000		5.250%, 10/01/46	10/33 at 100.00	2,639,848

7,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	6,607,115

1,060		Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	1,060,435

2,560	(c)	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44, (Pre-refunded 6/01/24)	6/24 at 100.00	2,575,944
		Total Louisiana		45,816,979

		Maine - 0.2% (0.1% of Total Investments)

4,965		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	3,996,828
		Total Maine		3,996,828

		Maryland - 1.4% (0.8% of Total Investments)

2,795		Maryland Economic Development Corporation, Private Activity Revenue Bonds, Purple Line Light Rail Project, Green Series 2022B, 5.000%, 12/31/41, (AMT)	6/32 at 100.00	2,606,024

2,000	(e)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/23 at 100.00	1,200,000

7,145		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	6,699,364

20,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/45	5/27 at 100.00	19,447,596

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maryland (continued)
$ 2,000	(c)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45, (Pre-refunded 7/01/24)	7/24 at 100.00	$2,010,980

355		Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	318,254
		Total Maryland		32,282,218

		Massachusetts - 0.2% (0.1% of Total Investments)

525		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	488,640

1,525		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	1,287,359

1,800		Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/34	10/26 at 100.00	1,803,691
		Total Massachusetts		3,579,690

		Michigan - 1.7% (1.0% of Total Investments)

		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
700		6.000%, 10/01/33	12/23 at 100.00	634,691
1,250		6.000%, 10/01/43	12/23 at 100.00	1,051,941

12,600		Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 - AGM Insured, (UB)	No Opt. Call	13,489,036

5		Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 - NPFG Insured	12/23 at 100.00	5,000

2,925		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - NPFG Insured	No Opt. Call	2,982,512

5		Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 - FGIC Insured	12/23 at 100.00	5,005

10		Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%, 7/01/34 - NPFG Insured	12/23 at 100.00	10,010

10,000		Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Series 2016A, 5.000%, 11/01/44	11/25 at 100.00	9,501,128

6,800		Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 5.000%, 11/15/48	11/29 at 100.00	6,401,423

1,000		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 - NPFG Insured	7/24 at 100.00	1,001,976

5,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I, 4.000%, 4/15/54	10/29 at 100.00	4,084,046
		Total Michigan		39,166,768

		Minnesota - 2.0% (1.1% of Total Investments)

700		City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	543,198

		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
10,000		5.000%, 2/15/53	2/28 at 100.00	9,004,012
15,830		5.250%, 2/15/53	2/28 at 100.00	15,249,385
4,765		5.000%, 2/15/58	2/28 at 100.00	4,271,034

1,500		Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	12/23 at 101.00	1,372,657

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Minnesota (continued)
$ 800	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2022A, 5.500%, 7/01/52	7/32 at 100.00	$670,348

	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	694,367
4,000	6.000%, 9/01/51	9/26 at 100.00	3,753,502

6,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/32	7/25 at 100.00	6,014,534

3,850	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	12/23 at 100.00	3,787,788
	Total Minnesota		45,360,825

	Missouri - 1.6% (1.0% of Total Investments)

560	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29	11/25 at 100.00	500,618

895	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	12/23 at 103.00	922,554

55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36	3/27 at 100.00	53,504

10,090	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, 5.000%, 3/01/46, (AMT)	3/29 at 100.00	9,505,157

135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46, 144A	4/26 at 100.00	108,291

12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1, 0.000%, 4/15/29 - AMBAC Insured	No Opt. Call	9,498,671

650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A	2/28 at 100.00	489,277

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
660	5.125%, 6/01/25, 144A	No Opt. Call	644,807
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	3,339,869
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	3,124,061

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	11/23 at 100.00	1,590,798
2,700	5.000%, 6/01/33	11/23 at 100.00	2,701,330

50	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	12/23 at 100.00	48,418

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	1,948,553

1,105	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	937,348

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Missouri (continued)
$ 430		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	12/23 at 100.00	$409,427

		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A:
450		5.000%, 12/01/35	12/25 at 100.00	401,362
130		5.125%, 12/01/45	12/25 at 100.00	107,997

830		Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	12/23 at 103.00	855,694

700		The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	475,023
		Total Missouri		37,662,759

		Nebraska - 0.4% (0.2% of Total Investments)

5,835		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/42	No Opt. Call	5,486,936

3,435		Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47	5/27 at 100.00	3,292,284
		Total Nebraska		8,779,220

		Nevada - 0.3% (0.2% of Total Investments)

2,000		Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2018A, 4.000%, 6/15/37	6/28 at 100.00	1,793,439

4,410		Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	4,410,137
		Total Nevada		6,203,576

		New Hampshire - 0.3% (0.2% of Total Investments)

2,995		National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, (AMT), 144A	12/23 at 100.00	2,339,731

6,060		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Group Series 2023, 4.000%, 7/01/37, 144A	1/33 at 100.00	4,918,569
		Total New Hampshire		7,258,300

		New Jersey - 7.6% (4.4% of Total Investments)

200	(c)	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24, (AMT), (ETM)	No Opt. Call	200,340

1,100		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 - AGM Insured, (AMT)	1/24 at 100.00	1,099,901

17,580	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31, (Pre-refunded 12/15/26)	12/26 at 100.00	18,468,398

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
755	(c),(d)	5.250%, 6/15/40, (Pre-refunded 6/15/25), (UB)	6/25 at 100.00	772,443
40	(c),(d)	5.250%, 6/15/40, (Pre-refunded 6/15/25), (UB)	6/25 at 100.00	40,924

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA:
1,000		5.000%, 6/15/36	12/26 at 100.00	1,004,744

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)
$ 10,000	(c)	5.000%, 6/15/41, (Pre-refunded 12/15/26)	12/26 at 100.00	$10,359,520

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD:
2,000	(c)	5.000%, 6/15/35, (Pre-refunded 6/15/27)	6/27 at 100.00	2,091,966
2,175	(c)	5.000%, 6/15/42, (Pre-refunded 6/15/27)	6/27 at 100.00	2,275,013

16,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL, 5.000%, 6/15/49	12/29 at 100.00	15,643,538

1,650		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)	12/23 at 100.50	1,614,083

2,900		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB, 4.000%, 6/15/41	12/31 at 100.00	2,555,640

19,650		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC, 5.000%, 6/15/48	12/32 at 100.00	19,267,130

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
3,130		0.000%, 12/15/28	No Opt. Call	2,503,310
3,000		0.000%, 12/15/31	No Opt. Call	2,060,925
12,715		0.000%, 12/15/33	No Opt. Call	7,870,763
610		0.000%, 12/15/34	No Opt. Call	356,990
2,480		0.000%, 12/15/40	No Opt. Call	984,018

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
10,000		0.000%, 12/15/33 - AGM Insured	No Opt. Call	6,326,270
20,000	(d)	0.000%, 12/15/36 - AMBAC Insured, (UB)	No Opt. Call	10,385,460

19,175		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A, 0.000%, 12/15/35	No Opt. Call	10,537,048

15,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	6,336,974

5,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	5,029,906

6,305		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	6,072,668

15,000	(d)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/34, (UB)	12/28 at 100.00	15,383,526

6,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 4.000%, 6/15/44	12/28 at 100.00	5,138,839

2,345		New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	2,277,938

1,595		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46	6/28 at 100.00	1,496,433

19,345		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	17,960,459
		Total New Jersey		176,115,167

		New York - 17.2% (10.1% of Total Investments)

		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
3,400		0.000%, 7/15/44	No Opt. Call	1,016,088
12,020		0.000%, 7/15/46	No Opt. Call	3,154,553

450		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	372,762

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)

$ 200		Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	$150,000

480		Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	431,073

15,270		Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A	12/26 at 100.00	12,895,471

5,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E, 4.000%, 3/15/48	3/32 at 100.00	4,278,941

5,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/40	2/30 at 100.00	4,474,623

7,250		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	6,292,524

81,270		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A	12/23 at 18.96	7,670,986

350		Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds, Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42	11/27 at 100.00	231,798

6,280		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55	5/30 at 100.00	6,177,480

		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B:
4,210		5.000%, 11/15/34	11/26 at 100.00	4,246,263
3,320		5.000%, 11/15/37	11/26 at 100.00	3,296,308

1,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F, 5.000%, 11/15/35	11/25 at 100.00	1,001,437

5,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 5.000%, 11/15/32	5/28 at 100.00	5,082,746

2,500		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	1/24 at 100.00	2,504,179

2,775	(c)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.000%, 11/15/38, (Pre-refunded 1/08/24)	1/24 at 100.00	2,779,639

1,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	12/23 at 100.00	1,001,338

6,895		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 4.000%, 6/15/41	6/29 at 100.00	6,138,710

10,000	(d)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series AA, 4.000%, 6/15/40	12/29 at 100.00	8,990,356

9,750		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/49	12/29 at 100.00	8,261,405

2,035		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	1,785,366

5,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1, 4.000%, 6/15/50	6/30 at 100.00	4,221,465

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
$ 8,530	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series AA-1, 4.000%, 6/15/50	12/30 at 100.00	$7,201,820

10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series AA-1, 4.000%, 6/15/51	6/31 at 100.00	8,402,909

4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/34	1/26 at 100.00	4,509,413

5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	4,961,720

10,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B, 5.000%, 4/01/52	4/31 at 100.00	9,851,289

5,750	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/40	3/28 at 100.00	5,813,575

2,860	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	2,853,354

45,260	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	40,537,133

5,700	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	5,392,059

5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/46	1/26 at 100.00	4,880,723

8,265	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C, 5.000%, 3/15/47	9/30 at 100.00	8,271,032

12,100	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%, 4/30/53, (AMT)	10/31 at 100.00	9,107,237

	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
14,650	5.000%, 7/01/46, (AMT)	7/24 at 100.00	13,490,472
68,360	5.250%, 1/01/50, (AMT)	7/24 at 100.00	64,424,795

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,615	5.000%, 8/01/26, (AMT)	11/23 at 100.00	1,601,819
28,700	5.000%, 8/01/31, (AMT)	11/23 at 100.00	27,784,614

7,905	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, 5.250%, 8/01/31, (AMT)	8/30 at 100.00	7,897,434

5,350	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%, 1/01/31, (AMT)	1/28 at 100.00	5,215,936

	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,000	4.000%, 10/01/30, (AMT)	No Opt. Call	920,088
2,100	5.000%, 10/01/40, (AMT)	10/30 at 100.00	1,914,033

13,750	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 5.625%, 4/01/40, (AMT)	4/31 at 100.00	13,698,223

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)

$ 10,325		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016, 5.250%, 11/15/56	11/26 at 100.00	$10,327,252

14,500		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66	6/31 at 27.72	1,229,381

2,320		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2015B, 5.000%, 11/15/45	11/25 at 100.00	2,302,558

30,000	(d)	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax Series 2023A, 4.500%, 5/15/63, (UB)	5/33 at 100.00	26,485,125

2,150		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	1,807,498

9,986		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	8,662,898

3,640		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	2,933,316
		Total New York		398,933,217

		North Carolina - 0.4% (0.2% of Total Investments)

4,500		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant Health Obligated Group, Series 2019A, 4.000%, 11/01/52	11/29 at 100.00	3,761,055

5,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49	1/30 at 100.00	4,786,194
		Total North Carolina		8,547,249

		North Dakota - 1.9% (1.1% of Total Investments)

		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021:
2,000		3.000%, 12/01/39 - AGM Insured	12/31 at 100.00	1,459,028
1,075		4.000%, 12/01/46	12/31 at 100.00	813,530
1,750		3.000%, 12/01/51 - AGM Insured	12/31 at 100.00	1,069,978

		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
10,315		5.000%, 6/01/43	6/28 at 100.00	7,756,219
10,950		5.000%, 6/01/48	6/28 at 100.00	7,783,359
37,840		5.000%, 6/01/53	6/28 at 100.00	26,081,996
		Total North Dakota		44,964,110

		Ohio - 9.8% (5.7% of Total Investments)

1,430		American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Green Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	1,374,841

2,420		Ashland County-West Holmes Joint Vocational School District, Ohio, General Obligation Bonds, Limited Tax School Facilities Construction & Improvement Series 2022, 4.000%, 12/01/46	12/29 at 100.00	2,031,919

28,980		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	2,445,228

9,515		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	7,794,638

		Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
3,250		5.000%, 12/01/37	12/27 at 100.00	3,176,404

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Ohio (continued)
$ 7,200		5.000%, 12/01/47	12/27 at 100.00	$6,677,816

2,500		Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54	11/27 at 100.00	2,516,829

6,500		Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46	1/29 at 100.00	5,427,733

		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000		0.000%, 11/15/28 - NPFG Insured	No Opt. Call	1,596,096
6,895		0.000%, 11/15/32 - NPFG Insured	No Opt. Call	4,479,503
2,155		0.000%, 11/15/34 - NPFG Insured	No Opt. Call	1,253,644

		Columbus City School District:
4,145		0.000%, 12/01/27	No Opt. Call	3,515,199
165		0.000%, 12/01/27	No Opt. Call	140,265
5,615		0.000%, 12/01/28, (WI/DD)	No Opt. Call	4,561,726
220		0.000%, 12/01/28	No Opt. Call	179,982

770		Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	749,728

		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017:
19,495		5.500%, 2/15/52	2/27 at 100.00	18,505,120
20,650		5.500%, 2/15/57	2/27 at 100.00	19,389,035

2,400		Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	12/23 at 100.00	1,885,002

		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019:
1,010		5.000%, 12/01/34	12/29 at 100.00	944,329
1,000		5.000%, 12/01/44	12/29 at 100.00	842,221
4,780		5.000%, 12/01/51	12/29 at 100.00	3,897,530

10,000	(d)	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/40, (UB)	5/25 at 100.00	9,793,123

1,730		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 5.000%, 12/01/46	6/27 at 100.00	1,660,493

2,500		Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018, 5.000%, 6/01/43	6/28 at 100.00	2,530,507

8,020		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group Project, Series 2017A, 5.000%, 8/15/47	8/27 at 100.00	7,674,130

5,565		Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 - AGM Insured	No Opt. Call	4,474,114

1,000		Mahoning County, Ohio, Sewer System Revenue Bonds, Refunding and Improvement Series 2022, 5.000%, 12/01/42	12/31 at 100.00	1,001,604

2,875		Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2020A, 4.000%, 9/01/45	9/30 at 100.00	2,462,693

4,500		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 - AGM Insured	No Opt. Call	4,841,013

6,105		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	12/23 at 100.00	5,086,438

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Ohio (continued)
$ 1,600	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 4.000%, 11/15/43	5/28 at 100.00	$1,362,061

2,845	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)	No Opt. Call	2,506,393

	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, John Carroll University 2022 Project, Series 2022:
1,250	4.000%, 10/01/42	10/31 at 100.00	1,008,100
1,250	4.000%, 10/01/47	10/31 at 100.00	954,700

950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project - Joint Venture 5, Series 2001, 0.000%, 2/15/29 - NPFG Insured	No Opt. Call	752,549

7,045	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2021A, 4.000%, 1/15/46	7/31 at 100.00	5,665,789

	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	2,634,277
11,260	0.000%, 2/15/38	No Opt. Call	5,493,018
5,000	0.000%, 2/15/40	No Opt. Call	2,145,498

27,880	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	25,503,247

22,820	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	20,874,609

1,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Kestrel Verifiers, Green Series 2021A, 5.000%, 12/01/46	12/31 at 100.00	1,534,614

4,250	Pickerington Local School District, Fairfield and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement, Series 2023, 5.250%, 12/01/59	12/32 at 100.00	4,332,382

1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.250%, 12/01/36 - AGM Insured	12/25 at 100.00	1,801,079

505	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021, 4.250%, 12/01/50, 144A	12/28 at 100.00	369,724

395	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	351,658

990	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	738,702

4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 4.000%, 1/15/55	1/28 at 100.00	3,162,408

1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32	No Opt. Call	1,627,074

10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 11/15/41	11/26 at 100.00	10,134,201

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Ohio (continued)
$ 1,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	$911,543

1,100		Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2021, 4.000%, 12/01/51	12/26 at 100.00	888,819
		Total Ohio		227,661,348

		Oklahoma - 2.2% (1.3% of Total Investments)

		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
12,690		5.250%, 8/15/43	8/28 at 100.00	11,074,275
9,715		5.250%, 8/15/48	8/28 at 100.00	8,186,554
18,235		5.500%, 8/15/52	8/28 at 100.00	15,810,489
16,570		5.500%, 8/15/57	8/28 at 100.00	14,170,606

1,550		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/41	8/32 at 100.00	1,363,011

1,500		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35, (AMT), (Mandatory Put 6/01/25)	6/25 at 100.00	1,481,607
		Total Oklahoma		52,086,542

		Oregon - 0.4% (0.2% of Total Investments)

7,330		Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A, 5.000%, 7/01/45, (AMT)	7/30 at 100.00	7,042,984

1,150		Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds, Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series 2019B, 5.000%, 11/01/36, 144A	5/29 at 100.00	1,187,862
		Total Oregon		8,230,846

		Pennsylvania - 6.4% (3.8% of Total Investments)

380		Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)	12/23 at 100.00	368,522

7,355		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	6,739,660

11,700		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35, (Mandatory Put 7/01/33)	No Opt. Call	10,863,595

2,030		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47	4/31 at 100.00	1,356,586

		Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
16,975		5.000%, 11/01/47	11/27 at 100.00	9,263,482
6,695		5.000%, 11/01/50	11/27 at 100.00	3,652,413

		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
4,000	(d)	5.000%, 6/01/32, (UB)	6/28 at 100.00	4,095,276
2,260	(d)	5.000%, 6/01/33, (UB)	6/28 at 100.00	2,312,219
2,405	(d)	5.000%, 6/01/34	6/28 at 100.00	2,457,485
1,275	(d)	5.000%, 6/01/34, (UB)	6/28 at 100.00	1,302,824

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
$1,030		5.000%, 1/01/38	1/25 at 100.00	$969,077
845	(c)	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	854,265
205	(c)	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	207,248

15,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 4.000%, 2/15/47	2/27 at 100.00	12,185,329

		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A:
8,710		4.000%, 4/01/39	4/30 at 100.00	7,675,945
5,085		4.000%, 4/01/50	4/30 at 100.00	4,031,398
5,000		5.000%, 4/01/50	4/30 at 100.00	4,618,072

15,220	(d)	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2019A, 5.000%, 7/01/44, (UB)	7/29 at 100.00	14,507,398

17,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B, 5.000%, 5/01/52	5/32 at 100.00	15,867,657

		Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue,
		Series 2015A:
5,440	(c)	5.250%, 1/15/36, (Pre-refunded 1/15/25)	1/25 at 100.00	5,523,773
3,535	(c)	5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	3,589,437

2,206		Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 0.900%, 12/31/23	12/23 at 100.00	397,030

1,131		Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 0.900%, 12/31/23, (cash 5.000%, PIK 5.000%)	No Opt. Call	203,681

4,135		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44, (AMT)	11/24 at 100.00	3,918,306

24,890	(d)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022, 5.000%, 12/31/57 - AGM Insured, (AMT), (UB)	12/32 at 100.00	23,942,960

3,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.000%, 12/01/30	12/27 at 100.00	3,236,511

4,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47	5/27 at 100.00	3,672,315

1,100		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	1,073,238
		Total Pennsylvania		148,885,702

		Puerto Rico - 7.0% (4.1% of Total Investments)

75,000		Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 0.000%, 5/15/57	12/23 at 8.18	4,410,653

1,805		Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0, 0.000%, 8/01/54	No Opt. Call	326,196

1,595		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Forward Delivery Series 2022A, 5.000%, 7/01/37, 144A	7/32 at 100.00	1,504,189

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Puerto Rico (continued)

		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A:
$16,000		5.000%, 7/01/35, 144A	7/30 at 100.00	$15,343,320
5,255		5.000%, 7/01/47, 144A	7/30 at 100.00	4,673,886

		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B:
8,180		5.000%, 7/01/33, 144A	7/31 at 100.00	8,013,831
2,745		5.000%, 7/01/37, 144A	7/31 at 100.00	2,588,739
5,785		4.000%, 7/01/42, 144A	7/31 at 100.00	4,635,116

1,142		Puerto Rico Highway and Transportation Authority, Restructured Toll Revenue Bonds, Series 2022A, 5.000%, 7/01/62	7/32 at 100.00	1,127,901

60		Puerto Rico Highway and Transportation Authority, Restructured Toll Revenue Bonds, Series 2022B, 0.000%, 7/01/32	No Opt. Call	38,263

102		Puerto Rico Highway and Transportation Authority, Restructured Toll Revenue Bonds, Series 2022C, 5.000%, 7/01/53	1/33 at 100.00	65,837

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,055		4.500%, 7/01/34	7/25 at 100.00	5,782,615
46,230		0.000%, 7/01/51	7/28 at 30.01	8,356,623
2,260		4.750%, 7/01/53	7/28 at 100.00	1,914,493
108,619		5.000%, 7/01/58	7/28 at 100.00	95,096,792

1,780		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	1,584,406

493		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53	7/28 at 100.00	402,842

587		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022, 0.000%, 11/01/51	No Opt. Call	297,997

8,008		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	6,197,047

1,000		Puerto Rico, Highway and Transportation Authority Highway Revenue Bonds, Series 2022, 5.250%, 7/01/36	11/23 at 100.00	1,004,272
		Total Puerto Rico		163,365,018

		Rhode Island - 0.1% (0.1% of Total Investments)

21,570		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	11/23 at 18.50	3,027,209
		Total Rhode Island		3,027,209

		South Carolina - 3.6% (2.1% of Total Investments)

21,570		Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC Insured	No Opt. Call	16,047,526

7,530		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023B, 4.850%, 7/01/48	7/32 at 100.00	7,083,705

		South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A:
9,985	(d)	5.000%, 5/01/43, (UB)	5/28 at 100.00	9,667,961
8,560	(d)	5.000%, 5/01/48, (UB)	5/28 at 100.00	8,116,462

4,915	(d)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50, (UB)	6/25 at 100.00	4,613,901
4,915	(d)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	4,613,900

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Carolina (continued)
$7,500	(d)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/46, (UB)	12/26 at 100.00	$7,152,755

		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A:
5,970		4.000%, 12/01/43	6/32 at 100.00	4,926,427
10,295		5.000%, 12/01/55	6/32 at 100.00	9,564,503

9,155		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	8,939,536

2,585		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	2,491,220
		Total South Carolina		83,217,896

		South Dakota - 0.2% (0.1% of Total Investments)

4,455		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	4,153,735
		Total South Dakota		4,153,735

		Tennessee - 0.5% (0.3% of Total Investments)

1,000		Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A, 5.125%, 12/01/42, 144A	12/26 at 100.00	834,556

4,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	3,224,186

2,395		Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	2,106,455

5,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/54, (AMT)	7/30 at 100.00	4,637,161

155		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	154,986
		Total Tennessee		10,957,344

		Texas - 11.4% (6.7% of Total Investments)

855		Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/24 at 103.00	871,006

710		Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/24 at 103.00	724,319

		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015:
3,135		5.250%, 12/01/35	12/25 at 100.00	2,864,671
3,340		5.000%, 12/01/40	12/25 at 100.00	2,823,537

9,000		Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023, 4.000%, 2/15/53	2/33 at 100.00	7,462,144

960		Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/24 at 102.00	970,403

1,690		Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/24 at 102.00	1,716,002

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
$2,000	(c)	5.000%, 1/01/40, (Pre-refunded 7/01/25)	7/25 at 100.00	$2,034,633
3,625	(c)	5.000%, 1/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	3,687,772

		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
505		6.250%, 9/01/35	3/24 at 103.00	510,804
480		6.500%, 9/01/46	3/24 at 103.00	484,623

21,000		Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, School Building Series 2023, 4.250%, 2/01/53	2/33 at 100.00	18,082,394

1,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	12/23 at 100.00	901,816

150		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	12/23 at 100.00	131,971

10,000		Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28, (AMT)	12/23 at 100.00	10,002,816

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
295		0.000%, 11/15/41 - AGM Insured	11/31 at 62.66	103,415
590		0.000%, 11/15/42 - AGM Insured	11/31 at 59.73	192,807
1,000		0.000%, 11/15/43 - AGM Insured	11/31 at 56.93	306,375
2,000		0.000%, 11/15/44 - AGM Insured	11/31 at 54.25	573,164
2,600		0.000%, 11/15/45 - AGM Insured	11/31 at 51.48	699,786
4,180		0.000%, 11/15/53 - AGM Insured	11/31 at 33.96	681,361

6,170		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 - NPFG Insured	11/31 at 69.08	2,637,423

4,565		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 - NPFG Insured	11/24 at 52.47	2,189,272

40,500		Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 - NPFG Insured	11/30 at 54.04	14,594,353

2,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35, (AMT)	7/25 at 100.00	1,857,219

235		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29, (AMT)	7/24 at 100.00	227,224

2,845		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27, (AMT)	No Opt. Call	2,751,519

3,750		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27, (AMT)	No Opt. Call	3,625,587

		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
28,305		0.000%, 9/01/28 - AMBAC Insured	No Opt. Call	22,782,194
5,000		0.000%, 9/01/30 - AMBAC Insured	No Opt. Call	3,647,933
5,765		0.000%, 9/01/31 - AMBAC Insured	No Opt. Call	3,998,808

6,000	(c)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 - NPFG Insured, (ETM)	No Opt. Call	6,400,906

7,500	(c)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 - AGM Insured, (ETM)	No Opt. Call	8,694,749

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

$720		Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/35	8/25 at 100.00	$722,203

2,505		Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 - AMBAC Insured, (AMT)	No Opt. Call	2,516,625

8,630		Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A	11/23 at 103.00	8,123,903

825	(e)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	748,687

		North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
6,330	(c)	7.000%, 9/01/43, (Pre-refunded 9/01/31)	9/31 at 100.00	7,466,445
9,130	(c)	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	10,818,864

		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
2,555	(c)	6.200%, 1/01/42, (Pre-refunded 1/01/25) - AGC Insured	1/25 at 100.00	2,619,557
7,000	(c)	6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	7,196,479

10,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 - AGC Insured	No Opt. Call	8,374,139

1,570		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	1,542,489

1,000	(e)	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/23 at 100.00	600,000

1,090		Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	1,111,185

87,165		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%, 6/30/58, (AMT)	6/29 at 100.00	79,815,727

3,600		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 - AMBAC Insured	No Opt. Call	3,334,295
		Total Texas		264,223,604

		Utah - 0.1% (0.1% of Total Investments)

1,945		Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, (AMT), 144A	12/27 at 100.00	1,824,321

1,755		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2021A, 4.000%, 7/01/51 - AGM Insured, (AMT)	7/31 at 100.00	1,404,517
		Total Utah		3,228,838

		Virginia - 3.6% (2.1% of Total Investments)

22,405	(d)	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/51, (UB)	7/26 at 100.00	20,826,521

12,000	(d)	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/51	7/26 at 100.00	11,154,575

540	(c)	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, (Pre-refunded 3/01/25)	3/25 at 100.00	551,278

2,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	11/23 at 100.00	1,715,536

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Virginia (continued)
		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
$ 8,995		5.000%, 12/31/49, (AMT)	6/27 at 100.00	$8,421,521
16,520		5.000%, 12/31/52, (AMT)	6/27 at 100.00	15,325,554
27,570		5.000%, 12/31/56, (AMT)	6/27 at 100.00	25,280,425
		Total Virginia		83,275,410

		Washington - 3.8% (2.3% of Total Investments)

940		Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 - FGIC Insured	12/23 at 100.00	939,486

125		Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	11/23 at 100.00	111,635

6,065		Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36	7/25 at 100.00	5,281,537

10,420	(d)	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2015A, 5.000%, 8/15/45, (UB)	8/25 at 100.00	9,904,041

10,500		Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B, 4.000%, 8/15/41	2/28 at 100.00	8,957,141

1,760		Washington Health Care Facilities Authority, Revenue Bonds, Overlake Hospital Medical Center, Series 2017A, 5.000%, 7/01/42	1/28 at 100.00	1,585,309

10,785	(d)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, 5.000%, 10/01/44, (UB)	10/24 at 100.00	10,047,067

21,320	(d)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38, (UB)	10/24 at 100.00	20,642,071

		Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020:
2,000		4.000%, 9/01/45	9/30 at 100.00	1,614,768
14,875	(d)	5.000%, 9/01/55, (UB)	9/30 at 100.00	14,057,285
6,185	(d)	5.000%, 9/01/55	9/30 at 100.00	5,844,996

		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Subordinate Series 2021B. Exchange Purchase:
9,435		4.000%, 7/01/43	7/31 at 100.00	7,814,093
1,675		3.000%, 7/01/48	7/31 at 100.00	1,052,556

1,410		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 - NPFG Insured	No Opt. Call	1,352,749
		Total Washington		89,204,734

		West Virginia - 0.1% (0.1% of Total Investments)

3,500		West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B, 4.000%, 6/01/42	6/28 at 100.00	3,036,919
		Total West Virginia		3,036,919

		Wisconsin - 2.3% (1.3% of Total Investments)

25		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A	6/24 at 100.00	21,664

1,000		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 5.125%, 5/01/36, 144A	5/26 at 100.00	901,002

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
$ 5,545		5.000%, 6/15/36, 144A	6/26 at 100.00	$4,511,916
4,430		5.000%, 6/15/46, 144A	6/26 at 100.00	3,110,264

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
80	(e)	0.000%, 1/01/47, 144A	No Opt. Call	1,605
70	(e)	0.000%, 1/01/48, 144A	No Opt. Call	1,323
69	(e)	0.000%, 1/01/49, 144A	No Opt. Call	1,221
66	(e)	0.000%, 1/01/50, 144A	No Opt. Call	1,091
65	(e)	0.000%, 1/01/51, 144A	No Opt. Call	1,011
85	(e)	0.000%, 1/01/52, 144A	No Opt. Call	1,216
84	(e)	0.000%, 1/01/53, 144A	No Opt. Call	1,131
81	(e)	0.000%, 1/01/54, 144A	No Opt. Call	1,023
79	(e)	0.000%, 1/01/55, 144A	No Opt. Call	943
78	(e)	0.000%, 1/01/56, 144A	No Opt. Call	874
4,225	(e)	5.500%, 7/01/56, 144A	3/28 at 100.00	2,197,937
86	(e)	0.000%, 1/01/57, 144A	No Opt. Call	907
84	(e)	0.000%, 1/01/58, 144A	No Opt. Call	831
81	(e)	0.000%, 1/01/59, 144A	No Opt. Call	765
80	(e)	0.000%, 1/01/60, 144A	No Opt. Call	700
79	(e)	0.000%, 1/01/61, 144A	No Opt. Call	647
76	(e)	0.000%, 1/01/62, 144A	No Opt. Call	591
75	(e)	0.000%, 1/01/63, 144A	No Opt. Call	546
73	(e)	0.000%, 1/01/64, 144A	No Opt. Call	505
72	(e)	0.000%, 1/01/65, 144A	No Opt. Call	465
78	(e)	0.000%, 1/01/66, 144A	No Opt. Call	461
935	(e)	0.000%, 1/01/67, 144A	No Opt. Call	4,997

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
69	(e)	0.000%, 1/01/46, 144A	No Opt. Call	1,512
68	(e)	0.000%, 1/01/47, 144A	No Opt. Call	1,375
68	(e)	0.000%, 1/01/48, 144A	No Opt. Call	1,287
67	(e)	0.000%, 1/01/49, 144A	No Opt. Call	1,199
67	(e)	0.000%, 1/01/50, 144A	No Opt. Call	1,091
73	(e)	0.000%, 1/01/51, 144A	No Opt. Call	1,127
1,874	(e)	1.000%, 7/01/51, 144A	3/28 at 100.00	990,137
72	(e)	0.000%, 1/01/52, 144A	No Opt. Call	1,036
71	(e)	0.000%, 1/01/53, 144A	No Opt. Call	963
71	(e)	0.000%, 1/01/54, 144A	No Opt. Call	896
70	(e)	0.000%, 1/01/55, 144A	No Opt. Call	831
69	(e)	0.000%, 1/01/56, 144A	No Opt. Call	775
68	(e)	0.000%, 1/01/57, 144A	No Opt. Call	721
67	(e)	0.000%, 1/01/58, 144A	No Opt. Call	669
67	(e)	0.000%, 1/01/59, 144A	No Opt. Call	628
67	(e)	0.000%, 1/01/60, 144A	No Opt. Call	582
66	(e)	0.000%, 1/01/61, 144A	No Opt. Call	538
65	(e)	0.000%, 1/01/62, 144A	No Opt. Call	502
64	(e)	0.000%, 1/01/63, 144A	No Opt. Call	467
64	(e)	0.000%, 1/01/64, 144A	No Opt. Call	439
63	(e)	0.000%, 1/01/65, 144A	No Opt. Call	407
62	(e)	0.000%, 1/01/66, 144A	No Opt. Call	368
808	(e)	0.000%, 1/01/67, 144A	No Opt. Call	4,319

500		Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A, 6.250%, 6/15/48, 144A	6/33 at 100.00	456,226

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$ 1,200		Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35, (AMT)	8/26 at 100.00	$986,324

1,690	(e)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 3.125%, 8/01/27, 144A	No Opt. Call	1,290,738

1,350		Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A	12/27 at 100.00	1,178,668

160		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A, 5.200%, 12/01/37	12/27 at 100.00	150,173

2,905		Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western California University Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	2,698,114

1,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30	5/26 at 100.00	925,582

1,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A, 0.000%, 12/15/31	No Opt. Call	690,801

		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
2,105		5.000%, 6/01/32	12/23 at 100.00	2,099,251
2,500		5.000%, 6/01/39	12/23 at 100.00	2,380,317

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A:
12,650		5.000%, 11/15/39	5/26 at 100.00	12,417,315
13,080		4.000%, 11/15/46	5/26 at 100.00	10,967,114

1,120		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.250%, 10/01/39	12/23 at 101.00	922,386

4,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	3,866,977
		Total Wisconsin		52,807,491
		Total Municipal Bonds (cost $4,072,115,376)		3,843,957,340

Shares		Description (a)		Value
		COMMON STOCKS - 5.2% (3.0% of Total Investments)		120,121,945

		Utilities - 5.2% (3.0% of Total Investments)
1,512,547	(i),(j)	Energy Harbor Corp		$120,121,945
		Total Utilities		120,121,945
		Total Common Stocks (cost $43,090,878)		120,121,945

Shares		Description (a)		Value

		INVESTMENT COMPANIES - 0.0% (0.0% of Total Investments)		972,719
6,266		BlackRock MuniHoldings Fund Inc		$63,412
30,000		Invesco Municipal Opportunity Trust		241,800
43,020		Invesco Trust for Investment Grade Municipals		358,357

NZF	Nuveen Municipal Credit Income Fund (continued)
Portfolio of Investments October 31, 2023

Shares	Description (a)	Value

	INVESTMENT COMPANIES (continued)
43,420	PIMCO Municipal Income Fund II	$309,150
	Total Investment Companies (cost $1,569,945)	972,719
	Total Long-Term Investments (cost $4,116,776,199)	3,965,052,004
	Floating Rate Obligations - (16.2)%	(374,706,000)
	MFP Shares, Net - (27.6)%(k)	(640,119,683)
	VRDP Shares, Net- (29.1)%(l)	(673,553,812)
	Other Assets & Liabilities, Net - 1.8%	40,040,980
	Net Assets Applicable to Common Shares - 100%	$2,316,713,489

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	For fair value measurement disclosure purposes, investment classified as Level 3.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(h)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(i)
Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra. In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.

(j)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(k)	MFP Shares, Net as a percentage of Total Investments is 16.1%.
(l)	VRDP Shares, Net as a percentage of Total Investments is 17.0%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
PIK
Payment-in-kind
(“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 170.1% (100.0% of Total Investments)
		MUNICIPAL BONDS - 164.4% (96.7% of Total Investments)

		Alabama - 2.5% (1.5% of Total Investments)

$ 182	(c)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A	12/23 at 100.00	$2

1,000	(c)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A	9/27 at 100.00	700,000

213	(c)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A	9/27 at 100.00	148,646

2,000		Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	1,913,171

2,500		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	2,364,396

785		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, 6.375%, 11/01/50, (AMT), (Mandatory Put 11/01/30)	No Opt. Call	816,141

10,765		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49, (AMT)	10/29 at 100.00	10,038,801

5,000		Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F, 7.900%, 10/01/50	11/23 at 105.00	5,257,213

1,000		Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 6.500%, 10/01/38 - AGM Insured	11/23 at 105.00	1,050,304

250		MidCity Improvement District, Alabama, Special Assessment Revenue Bonds, Series 2022, 4.750%, 11/01/49	11/32 at 100.00	184,022

1,875		Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020, 4.000%, 11/01/45, 144A	11/29 at 100.00	1,484,184

		Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A:
241		4.500%, 5/01/32, 144A	5/29 at 100.00	213,259
2,950		5.250%, 5/01/44, 144A	5/29 at 100.00	2,431,385
		Total Alabama		26,601,524

		Arizona - 4.4% (2.6% of Total Investments)

		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Christian University Project, Series 2019A:
400		5.500%, 10/01/40, 144A	10/26 at 103.00	320,744
800		5.625%, 10/01/49, 144A	10/26 at 103.00	600,495

10,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B, 5.000%, 7/01/51, 144A	7/28 at 103.00	7,812,460

1,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021C, 6.000%, 7/01/29, 144A	No Opt. Call	941,599

10,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A	7/28 at 103.00	7,812,460

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Arizona (continued)
$ 5,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.150%, 9/15/53, 144A	11/23 at 105.00	$4,925,622

2,765	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1, 4.150%, 12/01/57, 144A	12/31 at 100.00	1,786,983

2,590	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Subordinate Series 2022B, 5.750%, 12/15/57, 144A	12/31 at 100.00	1,813,108

1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.500%, 6/01/50, 144A	6/28 at 100.00	1,001,886

1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A	1/30 at 100.00	790,097

1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	1,005,107

3,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/49, 144A	7/26 at 103.00	2,410,186

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	228,104
400	5.375%, 7/01/46	7/26 at 100.00	345,847
475	5.500%, 7/01/51	7/26 at 100.00	407,576

1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A	7/26 at 103.00	905,581

2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44	2/24 at 100.00	2,013,500

310	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A	6/28 at 100.00	282,369

100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 5.125%, 7/01/39	7/25 at 100.00	86,870

7,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A	No Opt. Call	7,649,348

2,000	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 5.375%, 10/01/56	10/29 at 103.00	1,302,709

1,980	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, AmeriSchools Academy Project, Series 2022, 6.000%, 6/15/57, 144A	6/29 at 103.00	1,722,673
	Total Arizona		46,165,324

	Arkansas - 0.7% (0.4% of Total Investments)

1,750	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	1,542,708

4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A	9/26 at 103.00	3,552,299

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Arkansas (continued)
$ 2,500		Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, (AMT), 144A	9/27 at 103.00	$2,307,567
		Total Arkansas		7,402,574

		California - 14.1% (8.3% of Total Investments)

16,390		Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2022C, 1.000%, 10/01/52 - AGM Insured	10/37 at 100.00	7,728,882

		Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B:
4,000		5.300%, 10/01/47	10/37 at 100.00	1,857,449
18,905		5.350%, 10/01/48	10/37 at 100.00	8,762,309
4,585		5.375%, 10/01/49	10/37 at 100.00	2,123,918
3,055		5.400%, 10/01/50	10/37 at 100.00	1,412,807

3,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	1,726,765

2,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Exchange at Bayfront Apartments, Junior Series 2021A-2, 4.000%, 8/01/51, 144A	8/32 at 100.00	1,179,714

1,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	710,836

3,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Mira Vista Hills Apartments, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	1,877,607

1,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	744,877

5,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	3,335,699

3,590		California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A	8/32 at 100.00	2,429,357

500		California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science & Language Academy Project, Series 2021, 4.000%, 7/01/61, 144A	7/27 at 100.00	306,592

2,230		California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A	7/27 at 102.00	2,069,917

10,450	(d)	California Health Facilities Financing Authority, Revenue Bonds, Cedars- Sinai Health System, Series 2021A, 4.000%, 8/15/48	8/31 at 100.00	9,017,706

5,000		California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44, (UB)	11/27 at 100.00	4,486,654

1,020		California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	968,707

500		California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/36, 144A	11/26 at 100.00	469,483

10,925	(d)	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 4.000%, 12/31/47, (AMT), (UB)	6/28 at 100.00	8,592,689

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 2,165		California Municipal Finance Authority, Special Tax Revenue Bonds, Community Facilities District 2020-6, County of Placer-PV400, Series 2022, 5.250%, 9/01/52	9/29 at 103.00	$1,949,036

1,130		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured	11/32 at 100.00	1,145,414

400	(c)	California Pollution Contol Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, (AMT), 144A	No Opt. Call	24,000

1,000		California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	724,200

1,000		California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A	6/28 at 102.00	870,587

1,000		California School Finance Authority, California, Charter School Revenue Bonds, Girls Athletic Leadership School Los Angeles Project, Series 2021A, 4.000%, 6/01/61, 144A	6/31 at 100.00	608,061

1,000		California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A, 5.000%, 6/01/40, 144A	6/27 at 100.00	720,530

4,000		California School Finance Authority, Charter School Revenue Bonds, Russell Westbrook Academy Obligated Group, Series 2021A, 4.000%, 6/01/61, 144A	6/27 at 100.00	2,446,441

1,000		California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	674,008

		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
800		5.250%, 12/01/44	12/24 at 100.00	744,070
1,000		5.500%, 12/01/54	12/24 at 100.00	952,635

6,940		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	6,148,434

500		California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A	6/26 at 100.00	418,536

765		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	11/23 at 100.00	678,020

995		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2021A, 4.000%, 9/02/51	9/31 at 100.00	689,562

16	(c),(e)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39	1/22 at 100.00	16,491

1,300		CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Subordinate Series 2021B, 8.000%, 4/01/56, 144A	4/31 at 100.00	939,853

1,750		CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A	8/31 at 100.00	1,049,000

2,000		CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33, Senior Series 2021A-2, 4.000%, 12/01/45, 144A	12/31 at 100.00	1,436,531

300		Corona, California, Special Tax Bonds, Community Facilities District 2018- 2 Sierra Bella, Series 2022A, 5.000%, 9/01/42	9/29 at 103.00	290,990

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	California (continued)
$ 1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A	10/31 at 100.00	$689,565

25,385	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	17,036,056

2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Dublin Mezzanine Lien Series 2021B, 4.000%, 2/01/57, 144A	2/32 at 100.00	1,283,971

1,095	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A	10/31 at 100.00	768,441

1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	651,534

2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Series 2021B, 4.000%, 7/01/58, 144A	7/32 at 100.00	1,219,896

4,250	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	2,726,738

2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Mezzanine Lien Series 2021B, 4.000%, 6/01/57, 144A	6/31 at 100.00	1,182,089

535	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A	6/31 at 100.00	304,769

5,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A-2, 4.000%, 12/01/58	6/32 at 100.00	3,340,597

2,145	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021B, 4.000%, 12/01/59	6/32 at 100.00	1,234,391

3,430	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	2,044,263

1,720	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47	12/23 at 100.00	1,555,783

2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37	12/23 at 100.00	2,000,257

77,855	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	6,385,846

390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.250%, 9/01/32	12/23 at 100.00	390,175

1,000	Los Angeles County Community Facilities District 2021-01, California, Special Tax Bond, Valencia-Facilities Improvement Area 1, Series 2022, 5.000%, 9/01/52	9/29 at 103.00	896,303

535	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 6, Series 2021, 4.000%, 9/01/50	9/28 at 103.00	408,055

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
		Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
$ 750	(d)	7.103%, 12/01/30 - AMBAC Insured, 144A, (IF)	No Opt. Call	$973,770
2,015	(d)	7.427%, 12/01/33 - AMBAC Insured, 144A, (IF)	No Opt. Call	2,878,781

10,000	(d)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43, (AMT), (UB)	5/28 at 100.00	9,694,696

4,095		San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/31, 144A	12/23 at 69.12	2,800,353

1,055		Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	1,070,406

5,000	(d)	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P, 4.000%, 5/15/53, (UB)	5/32 at 100.00	4,248,918
		Total California		148,114,020

		Colorado - 14.7% (8.6% of Total Investments)

856		Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Junior Lien Series Series 2021B, 5.500%, 12/15/37	9/26 at 103.00	719,248

1,089		Aspen Street Metropolitan District, Broomfield County and City, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3, 5.125%, 12/01/50	6/26 at 103.00	798,630

12,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A, 5.750%, 12/01/51	12/28 at 103.00	9,936,902

500		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	9/24 at 103.00	430,181

1,500		Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50	12/25 at 103.00	1,227,487

1,000		Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51	3/26 at 103.00	781,914

500		Berthoud-Heritage Metropolitan District 10, Larimer County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2022A, 4.750%, 12/01/52	12/26 at 103.00	365,844

2,000		Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%, 12/01/51	9/26 at 103.00	1,366,090

1,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	710,202

3,000		Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57	12/23 at 100.00	1,928,134

500		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Improvement Bonds, Series 2022, 6.500%, 12/01/53	12/27 at 103.00	466,983

460		Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/23 at 102.00	417,716

600		Clear Creek Transit Metropolitan District 2, Adams County, Colorado, Revenue Supported Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/41	12/26 at 103.00	507,790

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)

$ 500		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	12/23 at 100.00	$500,210

		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A:
100		4.000%, 7/01/41, 144A	7/31 at 100.00	76,399
100		4.000%, 7/01/51, 144A	7/31 at 100.00	67,989

560		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A	7/24 at 100.00	512,622

720		Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020, 5.000%, 12/01/55, 144A	12/30 at 100.00	539,782

2,500		Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	2,362,643

1,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	791,691

3,144		Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50	9/25 at 103.00	2,656,696

500		Conestoga Metropolitan District 2, Ault, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2021A-3, 5.250%, 12/01/51	9/26 at 103.00	402,204

500		Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B, 5.500%, 12/15/36	9/26 at 103.00	421,470

750		Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	616,915

1,000		Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/38	12/23 at 103.00	940,331

656		Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds, Series 2020, 6.250%, 12/01/39	12/25 at 103.00	581,835

5,000	(d)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 12/01/48, (AMT), (UB)	12/28 at 100.00	4,883,961

465		Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49	6/24 at 103.00	385,077

1,030		E-86 Metropolitan District, Elizabeth, Elbert County, Colorado, General Obligation Limited Tax Cash Flow Bonds, Series 2021A-3, 5.125%, 12/01/51	6/26 at 103.00	774,567

2,000		Elbert and Highway 86 Commercial Metropolitan District, Elbert County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2021A, 5.000%, 12/01/51, 144A	6/26 at 103.00	1,525,217

1,000		Erie Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Series 2021, 4.000%, 12/01/38	9/26 at 103.00	763,528

4,150		Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	3,852,553

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
$ 1,000	5.750%, 12/01/30	12/24 at 100.00	$943,303
2,080	6.000%, 12/01/38	12/24 at 100.00	1,828,163

1,000	Four Corners Business Improvement District, Erie, Boulder County, Colorado, Limited Tax Supported Revenue Bonds, Series 2022, 6.000%, 12/01/52	9/27 at 103.00	840,318

	Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A:
8,380	5.500%, 12/01/42	12/30 at 102.00	7,623,926
1,000	5.750%, 12/01/52	12/30 at 102.00	887,123

2,260	Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Subordinate Series 2022B, 8.125%, 12/15/52	12/30 at 102.00	2,095,826

	Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation Bonds, Series 2022A and Subordinate Limited Tax General Obligation Bonds, Series 2022B:
3,000	6.000%, 12/01/52	9/27 at 103.00	2,662,910
1,000	8.500%, 12/15/52	9/27 at 103.00	916,340

3,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A	6/25 at 103.00	2,363,422

500	Glen Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021, 4.250%, 12/01/51, 144A	12/26 at 103.00	333,563

	Grand Junction Dos Rios General Improvement District, Grand Junction, Mesa County, Colorado, Special Revenue Bonds, Series 2021:
500	4.500%, 12/01/41	12/26 at 103.00	376,227
500	4.750%, 12/01/51	12/26 at 103.00	351,024

	Grandview Reserve Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Senior Bonds, Series 2022A and Limited Tax General Obligation Subordinate Bonds, Series 2022B(3):
750	6.250%, 12/01/52	9/27 at 103.00	649,063
1,000	9.000%, 12/15/52	9/27 at 103.00	904,057

2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	1,894,717

540	Highlands Metropolitan District 1, Broomfield City and County, colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021, 5.000%, 12/01/41	3/26 at 103.00	434,363

810	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	715,320

1,000	Johnstown Village Metropolitan District 2, Weld County, own of Johnstown, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.000%, 12/01/50	9/25 at 103.00	798,234

1,700	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A, 5.750%, 12/01/50	12/25 at 103.00	1,329,354

1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.125%, 12/01/50	12/25 at 103.00	733,642

500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	422,319

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$ 500		Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3, 4.500%, 12/01/50	9/26 at 103.00	$331,877

5,000		Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022, 7.375%, 11/01/52, 144A	11/29 at 103.00	4,599,801

		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A:
500		5.000%, 12/01/41	6/26 at 103.00	422,892
500		5.000%, 4/15/51	6/26 at 103.00	390,275

1,000		Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A(3), 4.875%, 12/01/51	9/26 at 103.00	716,183

2,000	(c)	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006, 6.125%, 12/01/35	12/23 at 100.00	2,000,000

500		Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado), General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited Tax Bonds, Series 2022B(3), 6.000%, 12/01/52	9/27 at 103.00	445,191

500		North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B, 4.625%, 12/15/51 - AGM Insured	12/26 at 103.00	384,634

1,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50	12/25 at 103.00	829,542

1,535		North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 5.125%, 12/01/49	3/25 at 103.00	1,283,175

1,000		Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	792,680

1,500		Overlook Park Metropolitan District, Routt County, Colorado, General Obligation Bonds, Limited Tax Senior Series 2023A, 7.250%, 12/01/53	6/28 at 103.00	1,382,033

6,555		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/49	12/24 at 103.00	5,362,457

500		Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	420,736

500		Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A, 5.250%, 12/01/50	9/25 at 103.00	408,859

		Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A:
500		5.000%, 12/01/41, 144A	3/26 at 103.00	423,566
1,000		5.000%, 12/01/51, 144A	3/26 at 103.00	786,935

9,300		Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Convertible Capital Appreciation Bonds, Series 2022A-2, 8.000%, 12/01/52	12/27 at 81.40	4,979,109

4,690		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022, 6.500%, 12/01/34	6/29 at 103.00	4,194,171

500		Prairie Corner Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2021, 4.875%, 12/01/51, 144A	12/26 at 103.00	357,346

1,000		Prairie Song Metropolitan District 4, Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2021, 6.000%, 12/01/51, 144A	12/28 at 103.00	810,793

1,000		Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	680,000

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)

$ 1,000		Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.250%, 12/01/50	12/25 at 103.00	$821,980

1,000		Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/51	10/26 at 102.00	648,461

2,000		Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado, General Obligation Bonds, Limited Tax Series 2021-3, 5.375%, 12/01/51	12/26 at 103.00	1,547,173

1,000		Remuda Ranch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	807,839

736		Reunion Metropolitan District, Acting By and Through its Water Activity Enterprise, Adams County, Colorado, Special Revenue Bonds, Series 2021, 3.625%, 12/01/44	6/26 at 103.00	495,905

500		Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	420,061

500		Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	412,947

570		Riverview Metropolitan District, Steamboat Springs, Routt County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Refunding Series 2021, 5.000%, 12/01/51	6/26 at 103.00	444,687

1,000		Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue Bonds, Series 2022A, 5.000%, 12/01/52	3/27 at 103.00	783,797

2,000		RRC Metropolitan District 2, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2021, 5.250%, 12/01/51	12/26 at 103.00	1,538,833

2,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2022A, 6.750%, 12/01/52	12/29 at 103.00	1,813,983

		Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax Bonds, Series 2021:
2,515		3.750%, 12/01/41	9/26 at 103.00	1,757,606
2,000		4.000%, 12/01/51	9/26 at 103.00	1,339,257

1,025		Silver Leaf Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3, 5.250%, 12/01/50	6/26 at 103.00	799,178

1,000		South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2018, 6.250%, 12/01/57	12/23 at 103.00	866,820

5,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 3, Series 2022, 6.750%, 12/01/53	12/27 at 103.00	4,868,013

2,790		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.125%, 12/01/50	12/25 at 103.00	2,270,763

3,000	(c)	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/23 at 100.00	480,000

685		Three Springs Metropolitan District 1, Durango, La Plata County, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2020B, 7.125%, 12/15/50	12/25 at 103.00	572,066

		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1:
1,000		5.000%, 12/01/41	3/26 at 103.00	781,209
3,000		5.000%, 12/01/51	3/26 at 103.00	2,175,283

1,000		Tree Farm Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2021, 4.750%, 12/01/50, 144A	12/26 at 103.00	777,292

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$ 1,000	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019, 5.375%, 12/01/39	12/23 at 103.00	$924,643

1,500	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 6.000%, 12/01/50	12/23 at 81.31	1,008,624

1,570	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50	12/23 at 103.00	1,316,655

1,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021, 5.000%, 12/01/51	3/26 at 103.00	681,994

500	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.250%, 12/01/50	9/25 at 103.00	412,070

1,100	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40	12/25 at 103.00	980,810

3,000	Villages at Johnstown Metropolitan District 7, Johnstown, Colorado, Limited Tax General Obligation Bonds, Series 2022A(3), 6.250%, 12/01/52	6/27 at 103.00	2,774,075

1,000	Waterfront at Foster Lake Metropolitan District 2, Weld County, Colorado, Special Revenue Bonds, Series 2022, 4.625%, 12/01/28	No Opt. Call	900,993

750	Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A, 5.000%, 12/01/41	3/27 at 103.00	634,737

1,500	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52	12/29 at 103.00	1,296,909

1,000	Westgate Metropolitan District, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2022, 5.125%, 12/01/51	3/27 at 103.00	779,557

2,000	Westwood Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2021A, 4.000%, 12/01/51, 144A	9/26 at 103.00	1,328,945

2,390	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Convertible Capital Appreciation Series 2021A-2, 4.625%, 12/01/51, 144A	9/26 at 97.28	1,180,356

14,000	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A	9/26 at 103.00	7,828,608

705	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/49	9/24 at 103.00	579,772

1,000	Winsome Metropolitan District No. 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A, 5.125%, 12/01/50, 144A	9/26 at 103.00	757,196

816	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1, 6.250%, 12/15/40	12/25 at 103.00	708,496
	Total Colorado		153,935,873

	Connecticut - 0.2% (0.1% of Total Investments)

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Forward Delivery Series 2022M, 4.000%, 7/01/41	7/32 at 100.00	1,682,242

410	Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Steelpointe Harbor Project, Series 2021, 4.000%, 4/01/51	4/30 at 100.00	299,908
	Total Connecticut		1,982,150

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Delaware - 0.2% (0.2% of Total Investments)

$ 2,500	(f)	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 7.000%, 9/01/45, (Pre-refunded 3/03/25), 144A	3/25 at 100.00	$2,597,173
		Total Delaware		2,597,173

		District of Columbia - 2.7% (1.6% of Total Investments)

1,998		District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A, 5.250%, 5/15/55, 144A	5/30 at 100.00	1,509,029

1,800		District of Columbia, Tax Increment Revenue Bonds, Union Market Infrastructure Project, Series 2021A, 4.250%, 6/01/46, 144A	6/28 at 100.00	1,070,876

5,100	(d)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/53 - AGM Insured, (UB)	10/29 at 100.00	4,214,652

20,640	(d)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A, 4.000%, 10/01/52 - AGM Insured, (UB)	10/31 at 100.00	17,129,590

4,750	(d)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A, 4.000%, 10/01/52 - AGM Insured	10/31 at 100.00	3,942,130
		Total District of Columbia		27,866,277

		Florida - 22.7% (13.3% of Total Investments)

350		Abbott Square Community Development District, Zephyrhills, Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022, 5.500%, 6/15/52	6/32 at 100.00	315,607

500		Academical Village Community Development District, Davie, Florida, Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	350,670

1,645		Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Refunding Series 2022A, 5.000%, 11/15/61, 144A	11/29 at 103.00	1,025,586

250		Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Taxable Refunding Series 2022B, 6.500%, 11/15/33, 144A	No Opt. Call	209,761

1,680		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, 2015 Assessment Project, Series 2015, 5.375%, 5/01/45	5/25 at 100.00	1,545,788

2,245		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	1,587,773

2,500		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Phase 3 Master Improvements Project, Series 2021, 4.000%, 5/01/52, 144A	5/32 at 100.00	1,745,386

1,000		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Phase 4 Master Improvement Project, Series 2023, 5.500%, 5/01/53, 144A	5/33 at 100.00	888,185

1,190		Avenir Community Development District, Palm Beach Gardens, Florida, Special Assessment Bonds, Area 3 - Master Infrastructure Project, Series 2023, 5.625%, 5/01/54	5/33 at 100.00	1,094,045

1,020		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2021 Project Series 2021, 4.000%, 5/01/52, 144A	5/31 at 100.00	725,345

1,100		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2022 Project Series 2022, 5.000%, 5/01/53	5/32 at 100.00	923,265

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)

$ 995		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	$894,966

1,000		Balm Grove Community Development District, Florida, Special Assessment Bonds, 2022 Project, Series 2022, 4.125%, 11/01/51	11/32 at 100.00	721,729

905		Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	No Opt. Call	929,314

1,575		Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	12/23 at 100.00	1,461,341

500		Buckhead Trails Community Development District, Manatee County Florida, Special Assessment Bonds, 2022 Project Series 2022, 5.750%, 5/01/52, 144A	5/37 at 100.00	450,437

		Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter Schools, Series 2021A:
285		4.000%, 7/01/41, 144A	7/31 at 100.00	212,982
1,070		4.000%, 7/01/51, 144A	7/31 at 100.00	711,343

1,000		Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Legends Academy, Series 2021A, 5.000%, 12/01/56, 144A	12/28 at 100.00	690,394

2,500		Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A, 6.000%, 6/15/55, 144A	6/25 at 105.00	2,200,311

		Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
500		4.000%, 8/15/51, 144A	8/28 at 100.00	327,095
1,000		4.200%, 8/15/56, 144A	8/28 at 100.00	657,433
1,000		4.250%, 8/15/61, 144A	8/28 at 100.00	647,315

4,000		Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund, LLC, Charter School Portfolio Projects, Series 2021A-1, 5.000%, 7/01/56, 144A	7/31 at 100.00	3,262,428

2,273	(c)	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	323,877

830		Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	723,672

1,000	(c)	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	530,000

1,000		Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017, 5.875%, 8/01/52, 144A	8/24 at 103.00	669,252

955		Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45	5/24 at 100.00	857,992

1,000		Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, (AMT), 144A	10/27 at 100.00	849,649

215		Coddington Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2022, 5.750%, 5/01/42, 144A	5/32 at 100.00	207,367

1,491	(c)	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35, 144A	5/24 at 100.00	82,026

995		Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A	11/29 at 100.00	909,028

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Florida (continued)
$ 1,490	Cypress Mill Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020, 4.000%, 6/15/40	6/30 at 100.00	$1,193,992

1,515	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	1,068,386

750	Eden Hills Community Development District, Lake Alfred, Florida, Special Assessment Revenue Bonds, Series 2022, 4.125%, 5/01/52	5/32 at 100.00	543,855

1,245	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative Inspiration Journey School of St. Cloud, Series 2021A, 5.000%, 6/15/41, 144A	6/29 at 102.00	1,000,404

1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44	7/24 at 100.00	1,824,979

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	865,385

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Dreamers Academy Project, Series 2022A, 6.000%, 1/15/57, 144A	1/28 at 101.00	1,384,175

565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A	7/26 at 100.00	469,746

5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Imagine School at Broward Project, Series 2021A, 4.000%, 12/15/56, 144A	12/29 at 100.00	3,954,382

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014, 6.000%, 6/15/44, 144A	6/24 at 100.00	793,578

655	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A, 5.000%, 1/01/50, 144A	1/27 at 100.00	493,675

120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/50, 144A	9/27 at 100.00	90,985

20,860	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	1/24 at 107.00	20,338,525

	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
5,590	6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A	12/23 at 101.00	5,576,155
31,170	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/23 at 102.00	29,670,969
6,485	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/23 at 102.00	6,129,284

5,000	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023A, 7.500%, 7/01/57, (AMT), (Mandatory Put 8/15/24)	12/23 at 103.50	4,916,206

25,000	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	25,176,705

	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020:
2,655	5.375%, 11/01/40	11/29 at 100.00	2,400,999
2,000	5.500%, 11/01/50	11/29 at 100.00	1,742,463

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 2,900		Gracewater Sarasota Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/52, 144A	5/31 at 100.00	$2,029,216

1,000		Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	1,003,620

200		Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 2 Project, Series 2019, 4.375%, 11/01/49	11/29 at 100.00	157,042

940		Hammock Reserve Community Development District, Haines City, Florida, Special Assessment Revenue Bonds, Area 3 Project, Series 2022, 5.000%, 5/01/52, 144A	5/32 at 100.00	802,030

1,860		Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	1,834,843

200		Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2, Series 2019, 4.000%, 11/01/39	11/29 at 100.00	162,783

1,000		Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 4, Series 2023, 5.500%, 5/01/53	5/33 at 100.00	900,260

5,000	(d)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2018A, 5.000%, 10/01/48, (AMT), (UB)	10/28 at 100.00	4,695,071

265		Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds, Capital Phase 1 Project 2021A-1, 4.100%, 5/01/51	5/31 at 100.00	193,678

500		Lakes of Sarasota Community Development District, Florida, Improvement Revenue Bonds, Capital Phase 1 Project 2021B-1, 4.300%, 5/01/51	5/31 at 100.00	378,307

610		Lakewood Park Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2021, 4.000%, 5/01/52	5/31 at 100.00	426,835

610		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/45	5/25 at 100.00	524,922

2,000		Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	12/23 at 100.00	1,806,560

1,630		Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A	12/23 at 104.00	1,074,915

750		Leomas Landing Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2021, 4.000%, 5/01/52	5/31 at 100.00	524,797

2,500		LTC Rance Residential Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2021A, 4.000%, 5/01/52	5/31 at 100.00	1,749,324

		Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
2,000		4.375%, 5/01/40	5/30 at 100.00	1,671,154
3,000		4.500%, 5/01/51	5/30 at 100.00	2,311,223

3,000	(d)	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45	9/25 at 100.00	2,975,593

750		Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A	7/27 at 100.00	683,905

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 1,085		Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017, 5.250%, 11/01/49	11/27 at 100.00	$986,187

5,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	4,853,009

1,750		Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A	9/25 at 100.00	1,621,584

1,000		Miami-Dade County Industrual Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018, 5.000%, 1/15/48	1/28 at 100.00	841,723

11,250	(d)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, 5.250%, 10/01/52, (AMT), (UB)	10/32 at 100.00	10,831,277

605		Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	12/23 at 100.00	603,400

460		Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2022, 5.750%, 5/01/53, 144A	5/32 at 100.00	425,814

355		North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	288,043

930		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	870,536

5,000	(d)	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2019A, 5.000%, 10/01/47, (UB)	4/29 at 100.00	4,841,020

9,305	(d)	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49, (UB)	8/29 at 100.00	7,333,310

250		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022, 5.000%, 11/01/52	11/32 at 100.00	223,713

1,355		Palm Beach County, Florida, Revenue Bonds, Provident Group - LU Properties LLC Lynn University Housing Project, Series 2021A, 5.000%, 6/01/57, 144A	6/31 at 100.00	1,051,660

500		Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A	4/29 at 100.00	433,121

250		Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, Sawmill Branch Phase 2 Flager, Series 2022, 5.125%, 5/01/51	5/32 at 100.00	214,156

500		Portico Community Development District, Lee County, Florida, Special Assessment, Improvement Series 2020-2, 4.000%, 5/01/50	5/30 at 100.00	355,334

910		Rivers Edge II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/51	5/31 at 100.00	641,737

905		Rivers Edge III Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/51, 144A	5/31 at 100.00	638,211

2,495		Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016, 6.000%, 11/01/47	11/27 at 100.00	2,479,307

1,000		Saint Johns County Housing Authority, Florida, Multifamily Mortgage Revenue Bonds, Victoria Crossing, Series 2021A, 3.920%, 4/01/59, (Mandatory Put 4/01/39), 144A	11/31 at 100.00	628,683

1,110		Sawyers Landing Community Development District, Florida, Special Assessment Revenue Bonds, Series 2021, 4.125%, 5/01/41, 144A	5/31 at 100.00	859,179

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 610		Seminole County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A, 4.000%, 6/15/51, 144A	6/31 at 100.00	$404,582

990		Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45	11/25 at 100.00	917,161

15,000		South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Refunding Series 2017, 5.000%, 8/15/47, (UB)	8/27 at 100.00	14,294,790

675		Southern Grove Community Develoment District 5, Port Saint Lucie, Florida, Special Assessment Bonds, Community Infrastructure Series 2021, 4.000%, 5/01/48	5/31 at 100.00	488,091

585		Summit View Community Development District, Dade City, Florida, Special Assessment Revenue Bonds, Series 2021B, 5.000%, 5/01/41	No Opt. Call	489,778

615		Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A	12/23 at 100.00	542,375

2,300	(g)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	12/23 at 100.00	2,140,351

2,505	(c)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	12/23 at 100.00	25

1,230		Touchstone Community Development District, Hillsborough County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 4.000%, 12/15/40	12/29 at 100.00	977,451

		Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2:
1,000		5.000%, 5/01/37	5/28 at 100.00	942,897
2,020		5.000%, 5/01/47	5/28 at 100.00	1,761,886

1,590		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	1,554,664

3,055		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47	11/31 at 100.00	2,987,106

500		Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019, 4.000%, 12/15/49	12/29 at 100.00	356,948

1,000		Two Rivers West Community Development District, Pasco County, Florida, Special Assessment Bonds, 2023 Project, Series 2023, 6.125%, 11/01/53	11/33 at 100.00	924,848

335		Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 3 Series 2021, 4.000%, 5/01/51, 144A	5/31 at 100.00	236,244

1,000		V-Dana Community Development District, Lee County, Florida,Special Assessment Bonds, Area 1 - 2021 Project, Series 2021, 4.000%, 5/01/52	5/31 at 100.00	705,991

1,000		Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	1,042,156

500		Verano 3 Community Development District, Florida, Special Assessment Bonds, Phase 2 Assessment Area, Series 2022, 6.625%, 11/01/52	11/32 at 100.00	497,446

965		Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45	11/24 at 100.00	895,690

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 500		Westside Haines City Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2021, 4.000%, 5/01/52	5/31 at 100.00	$351,664
		Total Florida		237,805,436

		Georgia - 0.6% (0.3% of Total Investments)

870		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	12/23 at 100.00	593,153

1,870		Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013A, 7.125%, 10/01/43	12/23 at 100.00	1,828,091

1,610		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	1,490,333

2,215		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2023A, 5.000%, 7/01/64 - AGM Insured	1/33 at 100.00	2,132,462
		Total Georgia		6,044,039

		Hawaii - 0.4% (0.2% of Total Investments)

2,000		Hawaii County, Hawaii, Special Tax Revenue Bonds, Community Facilities District 1-2021, Kaloko Heights Project, Series 2023, 7.250%, 5/15/52, 144A	5/33 at 100.00	1,830,320

2,000		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43, 144A	12/23 at 100.00	1,999,855
		Total Hawaii		3,830,175

		Idaho - 0.2% (0.1% of Total Investments)

1,000		Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Doral Academy of Idaho, Series 2021A, 5.000%, 7/15/56, 144A	7/26 at 103.00	720,729

565		Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A, 5.250%, 7/01/55, 144A	7/25 at 100.00	424,871

1,000		Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian South Charter School Project, Series 2021, 4.000%, 5/01/56, 144A	11/25 at 100.00	610,319
		Total Idaho		1,755,919

		Illinois - 18.2% (10.7% of Total Investments)

230	(c)	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	12/23 at 100.00	228,599

10,670	(d)	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46, (UB)	4/27 at 100.00	10,734,198

1,500		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	1,389,263

2,575		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/23 at 100.00	2,237,462

15,385		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	15,723,458

2,025		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	2,057,099

9,910		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	10,289,616

10,000	(d)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A, 5.000%, 12/01/46 - BAM Insured, (UB)	12/31 at 100.00	10,217,241

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$ 2,129		Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopoment Project, Series 2012, 6.100%, 1/15/29	11/23 at 100.00	$2,093,558

1,754	(c)	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	12/23 at 100.00	1,280,285

5,000	(d)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2018A, 5.000%, 1/01/48, (UB)	1/29 at 100.00	4,680,284

8,065		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022A, 5.000%, 1/01/48	1/32 at 100.00	7,549,297

4,000	(d)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2016D, 5.000%, 1/01/52, (UB)	1/27 at 100.00	3,876,726

4,000	(d)	Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A, 5.500%, 1/01/43, (UB)	1/30 at 100.00	3,991,613

2,000		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/30	1/24 at 100.00	2,003,782

9,400	(d)	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38, (UB)	1/27 at 100.00	9,630,532

1,000	(d)	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/37, (UB)	1/25 at 100.00	987,029

130		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	124,064

		Chicago, Illinois, General Obligation Bonds, Series 2019A:
11,000	(d)	5.000%, 1/01/44, (UB)	1/29 at 100.00	10,386,232
8,000	(d)	5.500%, 1/01/49, (UB)	1/29 at 100.00	7,818,202

1,500	(d)	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42, (UB)	1/25 at 100.00	1,460,468

5,000	(c)	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%, 11/01/46, 144A	11/26 at 100.00	3,951,716

		Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion AIM Project, Series 2021A:
1,000		5.000%, 7/01/51, 144A	7/31 at 100.00	658,936
1,000		5.000%, 7/01/56, 144A	7/31 at 100.00	641,042

1,000		Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A, 5.625%, 8/01/53, 144A	8/33 at 100.00	923,484

		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022:
550		5.000%, 3/01/36	9/32 at 100.00	512,382
600		5.000%, 3/01/38	9/32 at 100.00	536,011
700		5.000%, 3/01/40	9/32 at 100.00	612,936

2,000		Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B, 6.125%, 4/01/58, 144A	10/28 at 100.50	1,672,835

7,955	(d)	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47, (UB)	3/32 at 100.00	8,002,195

1,715		Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	1,750,113

		Illinois State, General Obligation Bonds, November Series 2016:
1,000		5.000%, 11/01/35	11/26 at 100.00	1,000,085
1,000		5.000%, 11/01/37	11/26 at 100.00	973,452

5,000		Illinois State, General Obligation Bonds, October Series 2020C, 4.250%, 10/01/45	10/30 at 100.00	4,150,440

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$ 10,000	(d)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A, 4.000%, 1/01/46, (UB)	1/32 at 100.00	$8,465,663

		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
7,075		4.000%, 6/15/50 - BAM Insured	12/29 at 100.00	5,716,237
1,000		4.000%, 6/15/50	12/29 at 100.00	778,452
12,215		5.000%, 6/15/50	12/29 at 100.00	11,358,758

4,695		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2012B, 0.000%, 12/15/50	No Opt. Call	971,500

5,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A, 5.000%, 6/15/57	12/27 at 100.00	4,574,771

35,635		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 0.000%, 12/15/54	No Opt. Call	5,779,666

750		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	725,790

7,750	(d)	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, 5.000%, 1/01/48, (UB)	1/28 at 100.00	7,363,864

10,000	(d)	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018C, 5.250%, 1/01/48 - BAM Insured, (UB)	1/29 at 100.00	10,030,632

895	(c)	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/26	11/23 at 100.00	384,850
		Total Illinois		190,294,818

		Indiana - 1.7% (1.0% of Total Investments)

440		Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/24	12/23 at 100.00	441,401

1,000	(d)	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 6.715%, 4/01/30 - AMBAC Insured, 144A, (IF)	No Opt. Call	1,228,746

1,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	1,010,577

850		Indiana Finance Authority, Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, Series 2021A, 5.000%, 6/01/41	6/31 at 100.00	681,008

7,725	(d)	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Evansville Project, Series 2022A, 5.250%, 9/01/57, (UB)	9/32 at 100.00	6,300,887

2,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)	12/23 at 100.00	1,939,591

5,000	(d)	Indiana Finance Authority, Indiana, Health Facilities Project Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017A, 5.000%, 8/15/51, (UB)	8/27 at 100.00	4,555,399

790		Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	12/23 at 100.00	790,769

1,000		Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43, (AMT)	12/23 at 100.00	1,000,947

966	(c)	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28, (AMT)	No Opt. Call	10
		Total Indiana		17,949,335

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Iowa - 1.9% (1.1% of Total Investments)

$ 1,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	12/23 at 100.00	$879,820

		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022:
17,940	(d)	5.000%, 12/01/50, (UB)	12/29 at 103.00	15,923,793
3,500		5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	3,186,756
		Total Iowa		19,990,369

		Kansas - 0.1% (0.1% of Total Investments)

1,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	880,676
		Total Kansas		880,676

		Kentucky - 3.3% (2.0% of Total Investments)

1,385		Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s Ridge Project, Series 2020, 6.000%, 12/01/40	12/30 at 100.00	1,146,105

		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
11,675		5.000%, 6/01/41, (UB), (WI/DD)	6/27 at 100.00	10,863,864
5,450		5.000%, 6/01/41	6/27 at 100.00	5,071,354
3,300	(d)	5.000%, 6/01/45	6/27 at 100.00	2,978,823
990	(d)	5.000%, 6/01/45, (UB)	6/27 at 100.00	893,647

1,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Christian Care Communities, Inc. Obligated Group, Series 2021, 5.125%, 7/01/55	7/29 at 102.00	648,820

11,800		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	10,712,754

1,000		Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B, 5.500%, 12/01/60	12/30 at 100.00	741,000

1,000		Union Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022B, 5.500%, 12/01/52, 144A	12/32 at 100.00	836,108

1,000		Union, Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022D, 5.750%, 12/01/52, 144A	12/32 at 100.00	840,122
		Total Kentucky		34,732,597

		Louisiana - 1.2% (0.7% of Total Investments)

1,810		Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	12/23 at 100.00	1,744,592

500		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/58, 144A	6/27 at 100.00	376,516

1,405		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Mentorship STEAM Academy, Series 2021A, 5.000%, 6/01/51, 144A	6/31 at 100.00	1,017,053

1,710		Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, (AMT), 144A	12/23 at 100.00	1,649,857

		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Encore Academy Project, Series 2021A:
250	(c)	5.000%, 6/01/41, 144A	6/31 at 100.00	175,000
250	(c)	5.000%, 6/01/51, 144A	6/31 at 100.00	175,000

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Louisiana (continued)
		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Jefferson Rise Charter School Project, Series 2022A:
$ 500		6.250%, 6/01/52, 144A	6/31 at 100.00	$435,173
1,000		6.375%, 6/01/62, 144A	6/31 at 100.00	857,580

200		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2022A, 6.500%, 6/01/62, 144A	6/31 at 100.00	175,098

500		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/57, 144A	4/27 at 100.00	363,507

1,355		Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/23 at 100.00	1,356,981

2,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 5.250%, 10/01/33	No Opt. Call	1,983,196

2,110		Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.125%, 12/15/33	12/23 at 100.00	2,110,904

2,000	(c)	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, (AMT), 144A	No Opt. Call	20

540		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	566,848
		Total Louisiana		12,987,325

		Maryland - 0.9% (0.5% of Total Investments)

1,595		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/42	9/27 at 100.00	1,326,169

4,000	(c)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/23 at 100.00	2,400,000

2,500	(c)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/23 at 100.00	1,500,000

1,000		Maryland Economic Development Corporation, Special Obligation Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/50	9/30 at 100.00	738,032

5,000		Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2021, 2.750%, 6/01/51	6/31 at 100.00	2,989,007
		Total Maryland		8,953,208

		Massachusetts - 1.2% (0.7% of Total Investments)

7,080	(d)	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2, 5.000%, 7/01/53, (UB)	7/28 at 100.00	6,725,706

5,735	(d)	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46, (AMT), (UB)	7/26 at 100.00	4,727,411

1,200		Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue M, Subordinate Series 2021C, 3.000%, 7/01/51, (AMT)	7/31 at 100.00	701,652
		Total Massachusetts		12,154,769

		Michigan - 3.1% (1.8% of Total Investments)

1,740		Detroit, Wayne County, Michigan, General Obligation Bonds, Social Series 2021A, 5.000%, 4/01/46	4/31 at 100.00	1,569,665

1,945		Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Aquinas College Project, Refunding Series 2021, 5.000%, 5/01/36	5/31 at 100.00	1,687,414

6,480	(d)	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 5.000%, 11/15/48, (UB)	11/29 at 100.00	6,100,179

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
$ 5,000	(d)	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 4.000%, 12/01/40, (UB)	12/27 at 100.00	$4,420,685

830		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 5.000%, 2/01/33	2/27 at 102.00	781,782

1,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Refunding Series 2021, 5.000%, 9/01/40	8/31 at 100.00	844,154

		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2021:
905		4.000%, 12/01/41	12/31 at 100.00	664,047
1,000		4.000%, 12/01/51	12/31 at 100.00	659,376

		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Refunding Series 2021:
170		4.400%, 4/01/31, 144A	4/28 at 100.00	139,838
315		4.900%, 4/01/41, 144A	4/28 at 100.00	221,300

1,210		Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	885,153

28,335		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts, Taxable Series 2020B, 0.000%, 6/01/45	No Opt. Call	6,237,953

1,410		Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/23 at 100.00	1,355,929

1,000		Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	12/23 at 100.00	999,962

100,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58	6/33 at 11.41	4,517,120

1,650		Summit Academy North, Michigan, Revenue Bonds, Public School Academy, Refunding Series 2021, 4.000%, 11/01/41	11/28 at 103.00	1,252,209

535		Universal Academy, Michigan, Public School Academy Bonds, Refunding Series 2021, 4.000%, 12/01/31	12/28 at 103.00	486,127
		Total Michigan		32,822,893

		Minnesota - 0.8% (0.5% of Total Investments)

2,000		Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up Academy, Series 2021A, 5.000%, 6/15/56	6/29 at 102.00	1,316,036

665		Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.500%, 7/01/35	7/25 at 100.00	591,654

1,000		Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 6.000%, 7/01/45	7/25 at 100.00	849,886

505		Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	382,835

1,190		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A, 5.500%, 6/01/57	6/32 at 100.00	1,025,351

100		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A, 5.000%, 7/01/55	7/30 at 100.00	73,562

2,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023, 5.500%, 3/01/58, 144A	3/33 at 100.00	1,667,344

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Minnesota (continued)
$ 3,000		Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, (AMT), 144A	12/23 at 100.00	$2,724,408
		Total Minnesota		8,631,076

		Mississippi - 0.1% (0.0% of Total Investments)

500	(c)	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49, (Mandatory Put 10/15/39), 144A	10/26 at 100.00	397,363

507		Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34, (AMT)	12/23 at 100.00	415,042
		Total Mississippi		812,405

		Missouri - 5.3% (3.1% of Total Investments)

7,090	(d)	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, 5.000%, 3/01/54, (AMT), (UB)	3/29 at 100.00	6,519,007

5,000	(d)	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A, 5.000%, 3/01/57 - AGM Insured, (AMT), (UB)	3/30 at 100.00	4,640,094

655		Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46, 144A	4/26 at 100.00	525,414

9,740	(d)	Kansas City, Missouri, Special Obligation Bonds, Main Streetcar Expansion Project, Refunding & Improvement Series 2022C, 4.000%, 9/01/46, (UB)	9/32 at 100.00	8,257,387

2,000		Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	1,726,552

15,000	(d)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53, (UB)	6/30 at 100.00	11,884,096

3,510	(d)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023, 5.000%, 12/01/52, (UB)	12/33 at 100.00	3,389,677

		Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series 2021:
1,000		4.000%, 10/01/34	10/31 at 100.00	880,345
1,000		4.000%, 10/01/44	10/31 at 100.00	747,894

483		North Outer Forty Transportation Development District, Chesterfield, Missouri, Transportation Development Revenue Notes, Refunding Series 2021A, 4.000%, 12/01/46	No Opt. Call	320,011

		Saint Louis County, Missouri, Special Obligation Bonds, Community Center Projects, Series 2022A:
8,050	(d)	4.000%, 12/01/40, (UB)	12/30 at 100.00	7,073,942
8,970	(d)	4.000%, 12/01/41, (UB)	12/30 at 100.00	7,826,365

1,351		Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/24 at 100.00	378,280

732	(c)	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 2.100%, 12/31/26	No Opt. Call	36,600

1,230		Universal City Industrial Development Authority, Missouri, Revenue Bonds, Tax Increment and Special District Markets at Olive Project Series 2023A, 5.500%, 6/15/42	6/33 at 100.00	1,135,588
		Total Missouri		55,341,252

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Nebraska - 0.5% (0.3% of Total Investments)

$ 5,495	(d)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2023E, 4.750%, 9/01/48, (UB)	No Opt. Call	$5,055,619
		Total Nebraska		5,055,619

		Nevada - 1.0% (0.6% of Total Investments)

2,000	(e)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A	2/31 at 100.00	201,600

1,000	(e)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, 6.250%, 12/15/37, (AMT), 144A	12/27 at 100.00	700,000

2,000	(e)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A	8/29 at 100.00	200,420

905		Henderson, Nevada, Local Improvement District No. T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018, 5.375%, 9/01/48	9/28 at 100.00	843,948

10,000	(d)	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 4.000%, 7/01/49, (UB)	7/28 at 100.00	8,250,770
		Total Nevada		10,196,738

		New Jersey - 4.3% (2.5% of Total Investments)

2,500	(d)	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Portal North Bridge Project Series 2022A, 5.000%, 11/01/52, (UB)	11/32 at 100.00	2,426,075

9,500	(d),(f)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42, (Pre-refunded 6/15/27), (UB)	6/27 at 100.00	9,936,839

2,080		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30, (AMT)	3/24 at 101.00	2,079,958

40,000	(d)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/35 - AMBAC Insured, (UB)	No Opt. Call	22,216,012

6,790	(d)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, 5.000%, 6/15/50, (UB)	12/30 at 100.00	6,619,546

2,050		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	1,903,279
		Total New Jersey		45,181,709

		New Mexico - 0.4% (0.2% of Total Investments)

265		Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 3/01/32	3/24 at 67.36	122,528

40		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	36,011

170		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	155,100

305		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	No Opt. Call	270,071

1,210		Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	12/23 at 100.00	1,109,023

1,020		Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	944,256

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Mexico (continued)
$ 500		Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2022, 4.250%, 5/01/40, 144A	5/29 at 103.00	$389,470

1,500		Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A	12/23 at 103.00	1,271,360
		Total New Mexico		4,297,819

		New York - 12.2% (7.2% of Total Investments)

1,095		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A, 6.650%, 2/01/53	2/33 at 100.00	1,006,871

610		Build New York City Resource Corporation, New York, Revenue Bonds, New World Preparatory Charter School Project, Series 2021A, 4.000%, 6/15/41	6/31 at 100.00	458,191

4,255		Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	3,821,282

1,000		Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A	12/30 at 100.00	923,667

		Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1:
5,000		5.250%, 6/01/40, 144A	12/30 at 100.00	3,934,183
2,000		5.500%, 6/01/55, 144A	12/30 at 100.00	1,443,089

		Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1:
1,000		5.000%, 6/01/40, 144A	12/30 at 100.00	763,371
2,000		5.000%, 6/01/55, 144A	12/30 at 100.00	1,327,591

2,000		Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A, 7.250%, 7/01/53, 144A	7/33 at 100.00	1,931,342

9,000	(d)	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A, 4.250%, 5/01/52 - AGM Insured, (UB)	5/32 at 100.00	7,779,945

1,220		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A, 5.000%, 7/15/50	7/32 at 100.00	1,069,582

200		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	177,999

650		Dormitory Authority of the State of New York, Revenue Bonds, Saint Josephs College, Series 2021, 5.000%, 7/01/51	7/30 at 100.00	574,018

2,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E, 4.000%, 3/15/49	3/32 at 100.00	1,708,380

1,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 5.730%, 2/01/50	2/30 at 100.00	820,550

		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A:
2,360		4.050%, 2/01/31	2/30 at 100.00	2,070,964
1,000		4.600%, 2/01/51	2/30 at 100.00	674,628

1,000	(c)	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/23	9/22 at 100.00	580,000

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)
$ 10,000	(d)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50, (UB)	5/30 at 100.00	$9,524,476

1,000	(d)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43, (UB)	11/30 at 100.00	977,900

1,000	(d)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49, (UB)	11/30 at 100.00	807,811

11,850	(d)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2018K, 4.125%, 11/01/53, (UB)	9/26 at 100.00	9,604,097

		New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,500	(c)	5.750%, 10/01/37	12/23 at 100.00	1,200,000
5,000	(c)	2.350%, 10/01/46	12/23 at 100.00	4,000,000

2,500	(d)	New York City, New York, General Obligation Bonds, Fiscal 2024 Series A, 5.000%, 8/01/51, (UB)	8/33 at 100.00	2,481,992

2,000		New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2005A, 5.000%, 6/01/45	11/23 at 100.00	1,712,211

1,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	895,650

2,250		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	2,128,444

7,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	7,000,383

2,000		New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series 2021A, 3.000%, 3/15/50	9/31 at 100.00	1,336,212

		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,000		5.000%, 7/01/46, (AMT)	7/24 at 100.00	920,852
15,990	(d)	5.250%, 1/01/50, (AMT), (UB)	7/24 at 100.00	15,069,521

10,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31, (AMT)	11/23 at 100.00	9,681,050

3,070		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)	8/30 at 100.00	2,974,771

5,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 5.625%, 4/01/40, (AMT)	4/31 at 100.00	4,981,172

1,000		Niagara Area Development Corporation, New York, Revenue Bonds; Catholic Health System, Inc, Series 2022, 4.500%, 7/01/52	7/32 at 100.00	684,193

9,000	(d)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty Two Series 2022, 4.625%, 8/01/52, (AMT), (UB)	8/32 at 100.00	8,062,710

7,000	(d)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Six Series 2022, 5.000%, 1/15/52, (AMT), (UB)	1/33 at 100.00	6,625,957

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)
$ 855		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66	6/31 at 27.72	$72,491

		Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series 2021A:
5,000		4.500%, 7/01/56, 144A	7/27 at 104.00	3,248,606
1,025		5.000%, 7/01/56, 144A	7/27 at 104.00	729,148

2,475		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	1,994,494

250		Western Regional Off-Track Betting Corporation, New York, Tax Exempt Revenue Bonds, Additional Secured General Obligation Series 2021, 4.125%, 12/01/41, 144A	6/31 at 100.00	173,720
		Total New York		127,953,514

		North Carolina - 0.3% (0.2% of Total Investments)

10,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019, 0.000%, 1/01/48	1/30 at 55.97	2,632,701
		Total North Carolina		2,632,701

		North Dakota - 0.1% (0.1% of Total Investments)

2,000	(c)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	12/23 at 100.00	1,400,000
		Total North Dakota		1,400,000

		Ohio - 4.3% (2.5% of Total Investments)

137,120		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	11,569,692

990		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	811,003

935		Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds, Flats East Bank Project, Refunding Senior Series 2021A, 4.000%, 12/01/55, 144A	12/29 at 100.00	666,998

340		Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46	6/29 at 100.00	244,352

1,000		Jefferson County Port Authority, Ohio, Economic Develoepment Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2021, 3.500%, 12/01/51, (AMT)	12/31 at 100.00	619,527

11,160	(d)	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group, Series 2016, 4.000%, 8/01/47, (UB)	8/26 at 100.00	8,817,113

1,300		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)	No Opt. Call	1,145,276

1,000		Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50	1/30 at 100.00	889,130

11,300		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	10,336,682

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Ohio (continued)
$ 990	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	$738,702

8,500	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A, 7.000%, 12/01/42, (AMT), 144A	12/27 at 103.00	5,724,524

2,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020B, 10.000%, 12/01/25, (AMT), 144A	12/24 at 105.00	1,219,333

2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	1,823,085
	Total Ohio		44,605,417

	Oklahoma - 1.9% (1.1% of Total Investments)

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
1,000	5.500%, 8/15/52	8/28 at 100.00	867,041
1,000	5.500%, 8/15/57	8/28 at 100.00	855,196

1,200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/44	8/32 at 100.00	1,034,753

15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35, (AMT)	12/23 at 100.00	14,847,512

2,600	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35, (AMT)	12/23 at 100.00	2,572,770
	Total Oklahoma		20,177,272

	Oregon - 0.1% (0.1% of Total Investments)

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Series 2020A:
1,750	0.000%, 6/15/49	6/30 at 57.54	396,553
2,000	0.000%, 6/15/50	6/30 at 55.67	427,145
	Total Oregon		823,698

	Pennsylvania - 1.7% (1.0% of Total Investments)

2,280	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Arts Academy Charter Middle School Foundation Project, Series 2022A, 5.000%, 6/15/57, 144A	6/29 at 103.00	1,728,034

930	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	907,698

1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A	5/28 at 100.00	1,231,496

500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47	4/31 at 100.00	334,135

290	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/49	10/29 at 100.00	233,356

1,000	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017, 5.125%, 10/15/41, 144A	10/27 at 100.00	724,706

1,500	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A	10/28 at 100.00	1,152,579

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
$ 1,245		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2021A, 4.000%, 11/01/51	11/31 at 100.00	$880,081

		Lehigh County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, Seven Generations Charter School, Series 2021A:
675		4.000%, 5/01/31	5/30 at 100.00	606,159
2,000		4.000%, 5/01/51	5/30 at 100.00	1,321,971

1,720	(c),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	172

1,720	(c),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A	6/30 at 100.00	172

2,970	(c),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31	No Opt. Call	297

7,730	(d)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022, 5.000%, 12/31/57 - AGM Insured, (AMT), (UB)	12/32 at 100.00	7,435,881

1,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	817,304

1,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B, 5.125%, 12/15/44, 144A	12/27 at 100.00	819,921

160		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	156,107
		Total Pennsylvania		18,350,069

		Puerto Rico - 10.5% (6.2% of Total Investments)

682		HTA Claas 6, Puerto Rico Highway and Transportation Authority Highway Revenue Bonds, Series 2022, 5.250%, 7/01/38	11/23 at 100.00	682,335

		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A:
2,000		5.000%, 7/01/35, 144A	7/30 at 100.00	1,917,915
3,000		5.000%, 7/01/47, 144A	7/30 at 100.00	2,668,251

8,625	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40	12/23 at 100.00	1,981,016

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
4,835	(c),(e)	3.957%, 7/01/42	12/23 at 100.00	1,182,651
185	(c),(e)	5.050%, 7/01/42	12/23 at 100.00	43,999

2,000	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.500%, 7/01/20	No Opt. Call	467,595

1,025	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/37	12/23 at 100.00	247,487

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
5,690	(c),(e)	5.250%, 7/01/23	No Opt. Call	1,390,231
3,000	(c),(e)	5.250%, 7/01/25	12/23 at 100.00	681,250
1,186	(c),(e)	3.978%, 7/01/28	12/23 at 100.00	285,928
890	(c),(e)	5.250%, 7/01/29	12/23 at 100.00	214,566
658	(c),(e)	5.250%, 7/01/31	12/23 at 100.00	158,634

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Puerto Rico (continued)
$ 405	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC, 5.000%, 7/01/28	12/23 at 100.00	$96,429

1,350	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	12/23 at 100.00	333,388

4,000	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/21	7/20 at 100.00	1,072,861

1,000	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 6.750%, 7/01/36	12/23 at 100.00	224,862

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
360	(c),(e)	5.375%, 7/01/23	No Opt. Call	86,217
710	(c),(e)	5.375%, 7/01/24	6/23 at 100.00	170,038
375	(c),(e)	3.978%, 7/01/33	12/23 at 100.00	87,975

5,500	(c),(e)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32	12/23 at 100.00	1,265,480

8,500		Puerto Rico Highway and Transportation Authority, Restructured Toll Revenue Bonds, Series 2022A, 5.000%, 7/01/62	7/32 at 100.00	8,393,750

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
42,500		0.000%, 7/01/46	7/28 at 41.38	10,587,868
183,530		0.000%, 7/01/51	7/28 at 30.01	33,175,232
2,500		4.750%, 7/01/53	7/28 at 100.00	2,117,802
5,250		5.000%, 7/01/58	7/28 at 100.00	4,596,416

12,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	10,093,242

		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
0	(h)	5.625%, 7/01/27	No Opt. Call	93
4,201		0.000%, 7/01/33	7/31 at 89.94	2,406,328
6,979		4.000%, 7/01/41	7/31 at 103.00	5,400,768
14,018		4.000%, 7/01/46	7/31 at 103.00	10,275,912

16,579		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022, 0.000%, 11/01/43	No Opt. Call	8,268,808
		Total Puerto Rico		110,575,327

		Rhode Island - 0.2% (0.1% of Total Investments)

18,260		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	11/23 at 18.50	2,562,672
		Total Rhode Island		2,562,672

		South Carolina - 2.2% (1.3% of Total Investments)

390		Hardeeville, South Carolina, Special Assessment Revenue Bonds, East Argent Improvement District, Series 2021, 4.000%, 5/01/52, 144A	5/29 at 100.00	247,402

		Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Capital Appreciation Series 2007-A&B:
7,335		0.000%, 11/01/39	12/23 at 29.81	1,737,123
7,120		0.000%, 11/01/39	12/23 at 29.81	1,468,320

400		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A	1/30 at 100.00	307,676

940		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/26 at 100.00	961,512

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Carolina (continued)
$ 2,960		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Patriots Place Apartments Project, Series 2022A-1, 5.750%, 6/01/52	No Opt. Call	$1,835,156

1,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Horse Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A	11/26 at 100.00	780,198

4,215		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A	12/29 at 100.00	3,452,993

235		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Virtus Academy Project, Series 2023A, 7.125%, 6/15/58, 144A	6/31 at 100.00	221,123

		South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A:
2,980	(d)	5.000%, 5/01/38, (UB)	5/28 at 100.00	2,928,926
9,895	(d)	5.000%, 5/01/48, (UB)	5/28 at 100.00	9,382,288
		Total South Carolina		23,322,717

		Tennessee - 0.8% (0.5% of Total Investments)

1,000	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46	7/27 at 100.00	561,503

150		Metropolitan Government of Nashville-Davidson County Industrial Development Board, Tennessee, Special Assessment Revenue Bonds, South Nashville Central Business Improvement District, Series 2021A, 4.000%, 6/01/51, 144A	6/31 at 100.00	110,591

5,000	(c)	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A	6/27 at 100.00	1,050,000

6,024		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	6,024,915

900	(c)	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 4.400%, 1/01/46, 144A	12/23 at 100.00	543,192
		Total Tennessee		8,290,201

		Texas - 6.5% (3.9% of Total Investments)

1,000		Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, First-Lien Series 2021A, 4.000%, 10/01/50	10/31 at 100.00	679,878

2,000		Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B, 5.000%, 10/01/50, 144A	10/31 at 100.00	1,501,798

1,000		Anna, Texas, Special Assessment Revenue Bonds, Sherley Tract Public Improvement District 2 Area 1 Project, Series 2021, 4.000%, 9/15/41, 144A	9/31 at 100.00	782,828

1,000		Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks Academies, Series 2021A, 5.000%, 6/15/51	6/26 at 100.00	773,911

1,000		Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Legacy Traditional Schools - Texas Project, Refunding Series 2021A, 4.500%, 2/15/56	2/30 at 100.00	606,334

4,300		Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/24 at 103.00	4,380,500

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Texas (continued)
$ 830	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28	12/23 at 100.00	$828,125

300	Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds, Backyard Public Improvement District Project, Series 2021, 5.250%, 9/01/51, 144A	9/31 at 100.00	252,065

500	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%, 9/01/49, 144A	9/29 at 100.00	382,146

1,000	Celina, Texas, Special Assessment Revenue Bonds, North Sky Public Improvement District Major Improvements Area Project, Series 2023, 6.125%, 9/01/52, 144A	9/33 at 100.00	910,971

1,500	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 5 Project, Series 2022, 4.000%, 9/01/51, 144A	9/31 at 100.00	1,083,643

500	Celina, Texas, Special Assessment Revenue Bonds, The Parks at Wilson Creek Public Improvement District Initial Major Improvement Project, Series 2021, 4.500%, 9/01/51, 144A	9/31 at 100.00	387,752

1,765	Comal County Meyer Ranch Municipal Utility District, Texas, General Obligation Bonds, Road Series 2021, 3.000%, 8/15/51	8/26 at 100.00	965,623

675	Conroe Local Government Corporation, Texas, Hotel Revenue and Contract Revenue Bonds, Subordinate Third Lien Series 2021C, 4.000%, 10/01/50	10/31 at 100.00	517,549

165	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A	8/27 at 100.00	128,526

1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	12/23 at 100.00	1,352,724

1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28, (AMT)	12/23 at 100.00	1,000,282

1,450	Harris County Municipal Utility District 213A, Texas, General Obligation Bonds, Series 2021, 3.000%, 4/01/48	4/29 at 100.00	823,020

125	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019, 4.375%, 9/01/49, 144A	9/29 at 100.00	97,188

705	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	12/23 at 100.00	654,017

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. - Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38, (AMT)	12/23 at 100.00	999,863

500	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public Improvement Area 1 Project Series 2021, 4.000%, 9/01/56, 144A	9/29 at 100.00	363,838

1,075	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public Improvement Area 2 Project Series 2023, 5.625%, 9/01/58, 144A	9/31 at 100.00	997,152

1,000	Kaufman County Fresh Water Supply District 1-D, Texas, General Obligation Road Bonds, Series 2021, 3.000%, 9/01/46	9/26 at 100.00	580,054

4,000	Legato Community Authority, Commerce City, Texas, Limited Tax Supported Revenue Bonds, District 1, 2, 3 & 7, Convertible Capital Appreciation Series 2021A-2, 5.000%, 12/01/51	6/26 at 100.67	2,383,236

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$ 1,000		Legato Community Authority, Commerce City, Texas, Limited Tax Supported Revenue Bonds, District 1, 2, 3 & 7, Series 2021B, 8.250%, 12/15/51	6/26 at 103.00	$842,209

1,435		Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement District Improvement Area 1-2 Project, Series 2021, 4.000%, 9/15/51, 144A	9/31 at 100.00	1,040,270

		Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement District Major Improvement Area Project, Series 2021:
900		4.125%, 9/15/41, 144A	9/31 at 100.00	712,293
1,500		4.375%, 9/15/51, 144A	9/31 at 100.00	1,129,491

1,170		McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019, 4.250%, 9/15/39, 144A	9/29 at 100.00	996,478

		Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
300		5.750%, 9/15/39, 144A	9/29 at 100.00	285,012
500		6.000%, 9/15/49, 144A	9/29 at 100.00	476,040

1,125		Missouri City Management District 1, Fort Bend County, Texas, General Obligation Bonds, Road Series 2021, 3.000%, 9/01/46	9/27 at 100.00	736,377

20,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57	1/28 at 103.00	13,168,622

1,000	(f)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, L.L.C. - Texas A&M University - San Antonio Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)	4/26 at 100.00	1,023,446

1,000	(f)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston- Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/44, (Pre-refunded 4/01/24)	4/24 at 100.00	1,003,968

		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
1,250	(c)	5.000%, 7/01/35	7/25 at 100.00	1,134,375
2,445	(c)	5.000%, 7/01/47	7/25 at 100.00	2,218,837

1,070		Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public Imporvement District 2 Project, Series 2020, 4.000%, 9/01/50, 144A	9/30 at 100.00	780,646

250		Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement District Zone A Improvement Area 1 Project, Series 2022, 5.625%, 9/15/52, 144A	9/32 at 100.00	225,070

325		Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement District Zone B Improvement Area 1 Project, Series 2022, 5.625%, 9/15/52, 144A	9/32 at 100.00	292,590

2,000		Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek East Public Improvement District Project, Series 2021, 4.375%, 9/15/51, 144A	9/31 at 100.00	1,471,253

1,000		Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek West Public Improvement District Project, Series 2021, 4.000%, 9/15/51, 144A	9/31 at 100.00	711,874

440		Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 4.000%, 1/01/50, (AMT), 144A	12/23 at 102.00	285,230

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$ 7,000		Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, 3.000%, 1/01/50, (AMT), 144A	12/23 at 103.00	$3,697,711

		Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2019A:
1,650		4.000%, 6/01/38, (AMT)	6/29 at 100.00	1,339,886
1,620		4.000%, 6/01/39, (AMT)	6/29 at 100.00	1,289,449

1,000		Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Winchester Public Improvement District 2 Project, Series 2022, 5.250%, 9/01/52	9/30 at 100.00	865,675

205		Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A	9/29 at 100.00	167,396

185		Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A	9/29 at 100.00	175,976

1,000		Red Oak, Ellis County, Texas, Special Assessment Revenue Bonds, Red Oak Public Improvement District 1 Improvement Area 1 Project, Series 2021, 4.000%, 9/15/51, 144A	9/30 at 100.00	726,798

2,000	(c)	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.000%, 12/15/32	12/23 at 100.00	1,200,000

145		Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 5.750%, 9/15/36	3/24 at 102.00	135,418

7,000		Sherman, Texas, Combination Tax and Revenue Certificates of Obligation, Series 2023, 5.000%, 8/15/53, (UB)	8/33 at 100.00	7,041,797
		Total Texas		68,607,210

		Utah - 0.6% (0.4% of Total Investments)

2,500		Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2021A, 4.000%, 3/01/51, 144A	9/26 at 103.00	1,696,117

1,000		Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Subordinate Series 2021B, 7.375%, 9/15/51, 144A	9/26 at 103.00	767,937

1,000		Military Installation Development Authority, Utah, Tax Allocation and Hotel Tax Revenue Bonds, Series 2021A-1, 4.000%, 6/01/52	9/26 at 103.00	671,393

2,000		ROAM Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A, 4.250%, 3/01/51, 144A	9/26 at 103.00	1,309,641

830		Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A, 5.000%, 6/15/49, 144A	12/29 at 100.00	658,345

970		Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A, 5.125%, 7/15/51, 144A	1/25 at 102.00	685,082

1,000		Utah Charter School Finance Authority, Charter School Revenue Bonds, Providence Hall Projects, Refunding Serier 2021A, 4.000%, 10/15/51	10/31 at 100.00	760,522
		Total Utah		6,549,037

		Virgin Islands - 1.2% (0.7% of Total Investments)

		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
1,000		5.000%, 10/01/30, 144A	10/24 at 100.00	916,680
5,000		5.000%, 10/01/39, 144A	10/24 at 100.00	4,042,885

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Virgin Islands (continued)
$ 2,890		Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Senior Series 2021A, 6.750%, 7/01/26, 144A	No Opt. Call	$2,719,761

3,085		Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Taxable Series 2022A, 7.750%, 7/01/24	No Opt. Call	3,025,725

215		Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Taxable Series 2022B, 10.000%, 7/01/24	No Opt. Call	212,881

1,480		West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO Financing, Series 2022B, 6.250%, 10/01/42, (AMT), 144A	10/29 at 104.00	1,421,150
		Total Virgin Islands		12,339,082

		Virginia - 4.3% (2.5% of Total Investments)

762	(c)	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 4.125%, 3/01/22	No Opt. Call	495,300

1,000		Cutalong II Community Development Authority, Louisa County, Virginia, Special Assessment Revenue Bonds, Cutalong II Project, Series 2022, 4.500%, 3/01/55, 144A	3/27 at 103.00	722,419

15,000		Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A	7/27 at 100.00	13,258,905

11,495	(d)	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2021, 4.000%, 1/01/55, (UB)	1/32 at 100.00	9,107,476

1,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	11/23 at 100.00	857,768

4,500	(d)	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023A, 5.000%, 11/01/38, (UB)	5/32 at 100.00	4,522,229

7,000		Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/54, 144A	7/34 at 100.00	5,741,229

8,707		Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, 6.525%, 7/01/52, 144A, (cash 7.500%, PIK 7.500%)	No Opt. Call	5,223,983

4,665		Virginia Small Business Financing Authority, Sports and Entertainment Facilities Revenue Bonds, P3 VB Holdings LLC, Senior Series 2023A, 8.500%, 12/01/52, 144A	6/33 at 105.00	4,132,086

550		West Falls Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2022A, 5.375%, 9/01/52, 144A	9/32 at 100.00	500,288
		Total Virginia		44,561,683

		Washington - 0.9% (0.5% of Total Investments)

1,000		King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A, 6.250%, 12/01/45	12/25 at 100.00	897,309

1,000		Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, 5.600%, 6/01/37, (AMT)	12/23 at 100.00	875,413

1,300		Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30, (AMT)	11/23 at 100.00	1,270,692

5,100	(d)	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/43, (AMT), (UB)	5/27 at 100.00	4,890,103

2,500		Seattle Housing Authority, Washington, Revenue Bonds, Lam Bow Apartments Project, Series 2021, 2.500%, 6/01/54	6/31 at 100.00	1,297,931

180		Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	11/23 at 100.00	160,754

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Washington (continued)
$ 3,065	(c),(e)	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, (AMT), 144A	1/28 at 100.00	$306

545	(c),(e)	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, (AMT), 144A	1/28 at 100.00	55

1,565	(c),(e)	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, (AMT), 144A	1/28 at 100.00	157

1,000	(c),(e)	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Senior Series 2021A, 12.000%, 1/01/33, (AMT), 144A	No Opt. Call	100

255	(c),(e)	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Taxable Senior Series 2021B, 14.250%, 1/01/27, 144A	No Opt. Call	25
		Total Washington		9,392,845

		West Virginia - 0.7% (0.4% of Total Investments)

1,279		Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	1,130,959

1,125		Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.750%, 6/01/43, 144A	6/27 at 100.00	1,129,616

950		Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2021A, 4.125%, 6/01/43, 144A	6/31 at 100.00	783,606

975		West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A	12/27 at 103.00	740,056

4,000	(d)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, 4.375%, 6/01/53, (UB)	6/33 at 100.00	3,431,610
		Total West Virginia		7,215,847

		Wisconsin - 8.5% (5.0% of Total Investments)

2,500		Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable Natural Gas Production Plant Project, Series 2021A, 5.500%, 12/01/32, 144A	12/26 at 100.00	1,997,889

2,000		Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	1,929,002

255		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Ascend Leadership Academy Project, Series 2021A, 5.000%, 6/15/51, 144A	6/29 at 100.00	183,622

850		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Coral Academy of Science, Reno, Series 2021A, 4.000%, 6/01/51, 144A	6/27 at 100.00	549,981

150		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A, 5.000%, 7/01/55, 144A	7/28 at 100.00	112,131

2,015		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Guilford Preparatory Academy, North Carolina, Taxable Series 2022A, 5.000%, 4/01/57, 144A	4/31 at 100.00	1,501,004

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, High Desert Montessori Charter School, Series 2021A:
$ 1,000		5.000%, 6/01/51, 144A	6/29 at 100.00	$779,145
1,280		5.000%, 6/01/61, 144A	6/29 at 100.00	959,035

4,985		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	3,499,925

500		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College Preparatory, Series 2020A, 5.000%, 6/15/55, 144A	6/27 at 103.00	374,836

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
13	(c)	0.000%, 1/01/47, 144A	No Opt. Call	253
11	(c)	0.000%, 1/01/48, 144A	No Opt. Call	209
11	(c)	0.000%, 1/01/49, 144A	No Opt. Call	193
10	(c)	0.000%, 1/01/50, 144A	No Opt. Call	172
10	(c)	0.000%, 1/01/51, 144A	No Opt. Call	160
13	(c)	0.000%, 1/01/52, 144A	No Opt. Call	192
13	(c)	0.000%, 1/01/53, 144A	No Opt. Call	179
13	(c)	0.000%, 1/01/54, 144A	No Opt. Call	161
13	(c)	0.000%, 1/01/55, 144A	No Opt. Call	149
12	(c)	0.000%, 1/01/56, 144A	No Opt. Call	138
667	(c)	5.500%, 7/01/56, 144A	3/28 at 100.00	346,958
14	(c)	0.000%, 1/01/57, 144A	No Opt. Call	143
13	(c)	0.000%, 1/01/58, 144A	No Opt. Call	131
13	(c)	0.000%, 1/01/59, 144A	No Opt. Call	121
13	(c)	0.000%, 1/01/60, 144A	No Opt. Call	110
12	(c)	0.000%, 1/01/61, 144A	No Opt. Call	102
12	(c)	0.000%, 1/01/62, 144A	No Opt. Call	93
12	(c)	0.000%, 1/01/63, 144A	No Opt. Call	86
12	(c)	0.000%, 1/01/64, 144A	No Opt. Call	80
11	(c)	0.000%, 1/01/65, 144A	No Opt. Call	73
12	(c)	0.000%, 1/01/66, 144A	No Opt. Call	73
148	(c)	0.000%, 1/01/67, 144A	No Opt. Call	789

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	(c)	0.000%, 1/01/46, 144A	No Opt. Call	526
24	(c)	0.000%, 1/01/47, 144A	No Opt. Call	478
24	(c)	0.000%, 1/01/48, 144A	No Opt. Call	447
23	(c)	0.000%, 1/01/49, 144A	No Opt. Call	417
23	(c)	0.000%, 1/01/50, 144A	No Opt. Call	379
25	(c)	0.000%, 1/01/51, 144A	No Opt. Call	392
651	(c)	1.000%, 7/01/51, 144A	3/28 at 100.00	344,190
25	(c)	0.000%, 1/01/52, 144A	No Opt. Call	360
25	(c)	0.000%, 1/01/53, 144A	No Opt. Call	335
25	(c)	0.000%, 1/01/54, 144A	No Opt. Call	311
24	(c)	0.000%, 1/01/55, 144A	No Opt. Call	289
24	(c)	0.000%, 1/01/56, 144A	No Opt. Call	270
24	(c)	0.000%, 1/01/57, 144A	No Opt. Call	251
23	(c)	0.000%, 1/01/58, 144A	No Opt. Call	233
23	(c)	0.000%, 1/01/59, 144A	No Opt. Call	218
23	(c)	0.000%, 1/01/60, 144A	No Opt. Call	202
23	(c)	0.000%, 1/01/61, 144A	No Opt. Call	187
23	(c)	0.000%, 1/01/62, 144A	No Opt. Call	174
22	(c)	0.000%, 1/01/63, 144A	No Opt. Call	162
22	(c)	0.000%, 1/01/64, 144A	No Opt. Call	153
22	(c)	0.000%, 1/01/65, 144A	No Opt. Call	141

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$ 22	(c)	0.000%, 1/01/66, 144A	No Opt. Call	$128
281	(c)	0.000%, 1/01/67, 144A	No Opt. Call	1,501

4,700		Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	4,774,671

1,000		Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A, 6.250%, 6/15/53, 144A	6/33 at 100.00	898,731

1,500		Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Series 2020A, 6.250%, 6/15/40, 144A	6/27 at 100.00	1,333,793

1,000		Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2021A, 5.000%, 6/01/56, 144A	6/28 at 100.00	739,584

2,000		Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A, 5.875%, 10/01/54, 144A	10/29 at 100.00	1,464,500

1,550		Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2021, 5.000%, 8/01/51, 144A	8/28 at 100.00	1,144,216

3,000		Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Lenoir-Rhyne University, Refunding Series 2022, 5.125%, 4/01/52	4/32 at 100.00	2,557,530

335		Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35, (AMT)	8/26 at 100.00	275,349

5,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A, 5.000%, 2/01/62	2/32 at 100.00	4,219,640

6,665		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B, 6.000%, 2/01/62, 144A	2/32 at 100.00	5,947,859

		Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
1,665	(c)	3.125%, 8/01/27, 144A	No Opt. Call	1,271,644
1,000	(c)	6.750%, 8/01/31, 144A	No Opt. Call	700,000

		Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
2,000		6.750%, 12/01/42, 144A	12/27 at 100.00	1,748,132
20,835		7.000%, 12/01/50, 144A	12/27 at 100.00	18,190,776

400		Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	24,000

3,500	(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48, 144A	9/28 at 100.00	2,100,000

500	(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A, 7.000%, 10/01/47, 144A	10/27 at 100.00	300,000

		Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A:
4,415		6.950%, 7/01/38, 144A	7/28 at 100.00	3,384,017
6,585		7.000%, 7/01/48, 144A	7/28 at 100.00	4,970,384

1,060		Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	1,029,169

		Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community, Series 2023A:
1,000		5.000%, 6/01/37	6/28 at 103.00	870,888
4,000		5.000%, 6/01/52	6/28 at 103.00	2,977,738

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)				Optional Call Provisions (b)	Value

		Wisconsin (continued)
		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021:
$ 1,200		4.000%, 7/01/41, (AMT)				7/31 at 100.00	$835,603
2,485		4.250%, 7/01/54, (AMT)				7/31 at 100.00	1,550,989

		Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
1,000		6.125%, 1/01/33, 144A				1/28 at 100.00	615,000
2,000		6.250%, 1/01/38, 144A				1/28 at 100.00	1,230,000
3,500		6.375%, 1/01/48, 144A				1/28 at 100.00	2,152,500

285	(c),(e)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B, 15.000%, 3/31/24				4/23 at 105.00	28

91	(c)	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 5.500%, 12/01/48, 144A				12/28 at 100.00	28,301

		Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy Charter School, Series 2021:
1,130		5.000%, 10/15/51, 144A				10/31 at 100.00	874,669
815		5.000%, 10/15/56, 144A				10/31 at 100.00	613,709

1,000		Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding Senior Series 2021, 5.000%, 9/30/41, 144A				9/28 at 100.00	700,819

5,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D, 0.000%, 12/15/60 - AGM Insured				12/30 at 29.95	643,268

7,250	(d)	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2017C, 5.000%, 2/15/47, (UB)				2/27 at 100.00	6,448,871
		Total Wisconsin					89,205,257
		Total Municipal Bonds (cost $2,035,316,369)					1,722,947,641

Shares		Description (a)					Value
		COMMON STOCKS - 5.7% (3.3% of Total Investments)

		Utilities - 5.7% (3.3% of Total Investments)
750,823	(i),(j)	Energy Harbor Corp					$59,628,110
		Total Utilities					59,628,110
		Total Common Stocks (cost $21,123,492)					59,628,110

Principal Amount (000)		Description (a)	Coupon (k)	Reference Rate (k)	Spread (k)	Maturity (l)	Value
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (k)					162,238

		Capital Goods - 0.0% (0.0% of Total Investments)
$ 451	(c),(e),(m)	KDC Agribusiness Fairless Hills LLC	12.000%	N/A	N/A	9/17/23	$98,675
			Total Capital Goods				98,675

Principal Amount (000)		Description (a)	Coupon (k)	Reference Rate (k)	Spread (k)	Maturity (l)	Value

		Industrials - 0.0% (0.0% of Total Investments)
$ 357	(e)	Columbia Pulp I LLC	16.000%	N/A	N/A	11/30/23	$63,563
		Total Industrials					63,563
		Total Variable Rate Senior Loan Interests (cost $807,463)					162,238
		Total Long-Term Investments (cost $2,057,247,324)					1,782,737,989
		Floating Rate Obligations - (38.8)%					(406,701,000)
		AMTP Shares, Net- (34.0)%(n)					(356,521,633)
		Other Assets & Liabilities, Net -2.7%					28,633,413
		Net Assets Applicable to Common Shares - 100%					$1,048,148,769

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(h)	Principal Amount (000) rounds to less than $1,000.
(i)
Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra. In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.

(j)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(k)
Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(l)
Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(m)
Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series
2020A-1,
10.000%, 12/01/40, 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series
2020A-2,
10.000%, 12/01/40, (AMT), 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(n)	AMTP Shares, Net as a percentage of Total Investments is 20.0%.

NMZ	Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of Investments October 31, 2023

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

N/A	Not Applicable.
PIK
Payment-in-kind
(“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 181.5% (100.0% of Total Investments)
	MUNICIPAL BONDS - 168.3% (92.7% of Total Investments)

	Alabama - 5.8% (3.2% of Total Investments)

$ 395	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, 6.375%, 11/01/50, (AMT), (Mandatory Put 11/01/30)	No Opt. Call	$410,670

30,925	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49, (AMT)	10/29 at 100.00	28,838,821

3,000	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	2,472,595
	Total Alabama		31,722,086

	Alaska - 1.3% (0.7% of Total Investments)

7,765	Anchorage, Alaska, Port Revenue Bonds, Series 2020A, 5.000%, 12/01/50, (AMT)	12/30 at 100.00	6,993,953
	Total Alaska		6,993,953

	Arizona - 4.0% (2.2% of Total Investments)

4,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence ? East Tucson & Central Tucson Projects, Series 2019A, 5.000%, 7/01/49, 144A	7/24 at 101.00	3,203,200

1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A	7/28 at 103.00	781,246

340	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A	7/28 at 100.00	268,557

1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A	1/30 at 100.00	790,097

	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,100	5.000%, 7/01/39, 144A	7/29 at 100.00	993,345
4,025	5.000%, 7/01/54, 144A	7/29 at 100.00	3,308,729

315	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020, 5.500%, 10/01/51, 144A	10/27 at 103.00	280,930

6,400	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 3.600%, 2/01/40	6/29 at 100.00	5,032,246

600	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/35, 144A	7/25 at 100.00	569,424

280	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A	9/30 at 100.00	203,152

2,700	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.375%, 2/01/41	2/24 at 100.00	2,257,802

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Arizona (continued)
$ 1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A	7/26 at 103.00	$905,581

50	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A	7/26 at 100.00	41,067

380	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020, 5.250%, 6/15/50, 144A	6/28 at 100.00	309,950

1,000	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 5.375%, 10/01/56	10/29 at 103.00	651,355

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A:
2,205	6.000%, 10/01/37, 144A	10/27 at 100.00	1,395,710
2,350	6.125%, 10/01/52, 144A	10/27 at 100.00	1,252,866
	Total Arizona		22,245,257

	Arkansas - 1.7% (0.9% of Total Investments)

10,585	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	9,331,178
	Total Arkansas		9,331,178

	California - 6.3% (3.5% of Total Investments)

3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, K Street Flats, Series 2021A-2, 4.000%, 8/01/50, 144A	8/32 at 100.00	1,984,543

4,500	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	3,351,944

1,555	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	215,289

1,520	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A	7/27 at 102.00	1,410,885

4,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A, 6.000%, 10/01/50, 144A	10/27 at 103.00	3,685,322

1,385	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	1,003,017

320	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village, Refunding Green Series 2021A, 5.000%, 11/15/51, 144A	11/29 at 102.00	257,737

	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
4,020	5.000%, 6/01/42, 144A	6/26 at 100.00	3,027,477
4,380	5.000%, 6/01/52, 144A	6/26 at 100.00	3,051,390

	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A:
1,410	5.000%, 6/01/50, 144A	6/27 at 100.00	925,743
1,200	5.000%, 6/01/59, 144A	6/27 at 100.00	750,145

1,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	674,008

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$ 1,500		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	$1,428,953

		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
35	(c),(d)	5.750%, 7/01/24	1/22 at 100.00	34,740
0	(c),(d),(e)	5.750%, 7/01/30	1/22 at 100.00	440
17	(c),(d)	5.750%, 7/01/35	1/22 at 100.00	16,655

27	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/24	1/22 at 100.00	27,264

13	(c),(d)	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25	1/22 at 100.00	12,423

25,000		California Statewide Financing Authority, Tobacco Settlement Asset- Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	11/23 at 24.98	5,403,741

2,500		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien Series 2021A, 3.250%, 10/01/58, 144A	4/32 at 100.00	1,468,346

2,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A- 2, 4.000%, 12/01/58	6/32 at 100.00	1,336,239

50,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	4,101,115

615		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A, 5.000%, 5/15/39, (AMT)	5/31 at 100.00	606,013
		Total California		34,773,429

		Colorado - 12.1% (6.7% of Total Investments)

3,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A, 5.750%, 12/01/51	12/28 at 103.00	2,484,226

2,000		Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%, 12/01/51	9/26 at 103.00	1,366,090

963		Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/35	6/24 at 103.00	741,183

3,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	2,130,605

1,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series 2019B, 7.500%, 12/01/49	6/24 at 79.97	612,732

500		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 5.375%, 10/01/37	10/27 at 100.00	412,545

3,145		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2022A, 5.250%, 3/15/52, 144A	3/32 at 100.00	2,677,870

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$ 500		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016, 5.000%, 7/01/36, 144A	7/26 at 100.00	$470,346

		Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019:
3,520		5.000%, 10/01/49, 144A	10/27 at 100.00	2,851,027
6,650		5.000%, 10/01/59, 144A	10/27 at 100.00	5,157,063

2,000		Crossroads Metropolitan District 1, El Paso County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2022, 6.500%, 12/01/51	12/29 at 103.00	1,765,850

1,750		Green Valley Ranch East Metropolitan District 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50	9/25 at 103.00	1,564,784

14,000	(f)	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49	3/25 at 93.28	9,368,285

5,500		Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	4,428,322

1,075	(g)	Indy Oak Tod Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.500%, 12/01/50, (Pre-refunded 6/01/25), 144A	6/25 at 103.00	1,092,487

500		Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	403,907

500		Johnstown North Metropolitan District 2, Johnstown, Colorado, General Obligation Bonds, Refunding & Improvement Series 2022A, 7.000%, 8/15/52	12/27 at 103.00	475,379

1,000		Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3, 4.500%, 12/01/50	9/26 at 103.00	663,754

2,000		Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022, 7.375%, 11/01/52, 144A	11/29 at 103.00	1,839,920

500		Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	478,175

1,000		Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado), General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited Tax Bonds, Series 2022B(3), 6.000%, 12/01/52	9/27 at 103.00	890,381

1,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50	12/25 at 103.00	829,542

515		North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 5.125%, 12/01/49	3/25 at 103.00	430,512

10,180		Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/49	12/24 at 103.00	8,327,965

1,000		Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49	12/24 at 103.00	852,275

705		Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	583,030

4,445		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022, 6.500%, 12/01/34	6/29 at 103.00	3,975,073

5,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2022A, 6.750%, 12/01/52	12/29 at 103.00	4,534,958

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)

$ 1,200		Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49	12/24 at 102.00	$1,054,177

806		Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported District 1 Revenue Bonds, Subordinate Series 2019B, 7.625%, 12/15/49	12/24 at 102.00	827,471

500		STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	409,614

1,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 3, Series 2022, 6.750%, 12/01/53	12/27 at 103.00	973,603

760		Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A, 5.250%, 12/01/51	12/25 at 103.00	527,687

1,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51	3/26 at 103.00	725,094

1,000		Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	824,595
		Total Colorado		66,750,527

		Connecticut - 0.4% (0.2% of Total Investments)

3,200		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1, 5.000%, 10/01/54, 144A	10/24 at 104.00	2,200,139
		Total Connecticut		2,200,139

		District of Columbia - 3.8% (2.1% of Total Investments)

89,500		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46, (WI/DD)	12/23 at 24.98	19,208,177

1,998		District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A, 5.250%, 5/15/55, 144A	5/30 at 100.00	1,509,029
		Total District of Columbia		20,717,206

		Florida - 30.6% (16.8% of Total Investments)

2,000		Academical Village Community Development District, Davie, Florida, Special Assessment Revenue Bonds, Series 2020, 3.625%, 5/01/40	5/30 at 100.00	1,497,443

		Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
140		5.000%, 12/15/35, 144A	7/26 at 100.00	126,485
100		5.000%, 12/15/50, 144A	7/26 at 100.00	76,952

100		Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O’Lakes Project, Series 2020A, 5.000%, 12/15/49, 144A	12/30 at 100.00	79,054

1,950		Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A, 5.125%, 7/01/39, 144A	1/29 at 100.00	1,729,120

725	(c)	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	103,310

		Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017:
1,490		5.625%, 8/01/37, 144A	8/24 at 103.00	1,122,563
3,735		5.875%, 8/01/52, 144A	8/24 at 103.00	2,499,657

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Florida (continued)
$ 170	Cypress Preserve Community Development District, Pasco County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50	11/29 at 100.00	$124,401

	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
1,000	5.500%, 11/01/39, 144A	11/29 at 100.00	960,445
1,000	5.750%, 11/01/49, 144A	11/29 at 100.00	939,882

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
2,500	5.875%, 6/15/34, 144A	6/24 at 100.00	2,185,992
5,795	6.000%, 6/15/44, 144A	6/24 at 100.00	4,598,785

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A:
2,435	5.000%, 1/01/40, 144A	1/27 at 100.00	1,993,691
500	5.000%, 1/01/50, 144A	1/27 at 100.00	376,851

1,575	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A, 6.000%, 6/15/37, 144A	6/27 at 100.00	1,472,042

41,825	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	1/24 at 107.00	40,776,868

	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
8,535	6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A	12/23 at 101.00	8,513,861
6,930	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/23 at 102.00	6,596,722
42,090	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/23 at 102.00	39,781,271

7,500	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023A, 7.500%, 7/01/57, (AMT), (Mandatory Put 8/15/24)	12/23 at 103.50	7,374,310

13,500	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	13,595,421

6,750	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, 5.000%, 10/01/42, (AMT), (WI/DD)	10/27 at 100.00	6,546,937

965	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	12/23 at 100.00	930,050

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
1,000	5.375%, 12/01/32, 144A	12/23 at 104.00	811,494
1,100	5.625%, 12/01/37, 144A	12/23 at 104.00	817,481
1,300	5.750%, 12/01/52, 144A	12/23 at 104.00	857,294

690	LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2019, 4.000%, 5/01/40	5/30 at 100.00	549,804

2,425	Mandarin Grove Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022, 6.625%, 5/01/53, 144A	5/42 at 100.00	2,337,318

	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
1,260	5.000%, 7/01/26	No Opt. Call	1,195,242
1,000	5.000%, 7/01/27	No Opt. Call	930,689

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)

$ 1,410		Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017, 5.125%, 11/01/39	11/27 at 100.00	$1,314,433

2,400		Middleton Community Development District A, Florida, Special Assessment Revenue Bonds, Series 2022, 6.200%, 5/01/53, 144A	11/30 at 100.00	2,356,535

1,790		Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 4 Series 2021, 3.250%, 5/01/32	No Opt. Call	1,517,335

		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2:
3,125		0.000%, 10/01/41	10/29 at 66.18	1,086,141
2,130		0.000%, 10/01/48	10/29 at 50.96	446,577
500		0.000%, 10/01/54	10/29 at 40.38	70,255

100		Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refudning Series 2020, 3.875%, 5/01/40	5/30 at 100.00	76,886

125		Portico Community Development District, Lee County, Florida, Special Assessment, Refunding Improvement Series 2020-1, 3.500%, 5/01/37	5/30 at 100.00	96,735

2,325		Saint Johns County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities Obligated Group Project, Series 2020A, 4.000%, 8/01/55	8/25 at 103.00	1,642,868

		Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A:
3,970		5.500%, 11/15/49	11/26 at 103.00	2,833,738
2,440		5.750%, 11/15/54	11/26 at 103.00	1,771,072

2,260		Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1, 4.750%, 5/01/50	5/29 at 100.00	1,825,666

70		Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-2, 4.750%, 5/01/29	No Opt. Call	67,713

1,590		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	1,554,664

410		West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017, 4.000%, 5/01/27	No Opt. Call	395,465
		Total Florida		168,557,518

		Georgia - 4.1% (2.2% of Total Investments)

		Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,250	(c)	6.500%, 1/01/29	1/28 at 100.00	562,500
7,030	(c)	6.750%, 1/01/35	1/28 at 100.00	3,163,500
18,430	(c)	7.000%, 1/01/40	1/28 at 100.00	8,293,500

441		Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 - NPFG Insured	No Opt. Call	436,645

10,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43	5/29 at 100.00	9,403,280

850		White County Development Authority, Georgia, Revenue Bonds Truett McConnell University, Series 2019, 5.125%, 10/01/39	10/26 at 103.00	707,738
		Total Georgia		22,567,163

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Guam - 0.3% (0.2% of Total Investments)

$ 1,915		Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31, (AMT)	5/29 at 100.00	$1,895,272
		Total Guam		1,895,272

		Hawaii - 0.2% (0.1% of Total Investments)

1,150		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	901,099
		Total Hawaii		901,099

		Idaho - 2.0% (1.1% of Total Investments)

9,750		Idaho Falls Auditorium District, Idaho, Certifications of Participation, Annual Appropriation Series 2021, 5.250%, 5/15/51, 144A	5/26 at 102.00	8,464,795

2,515		Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	2,453,232
		Total Idaho		10,918,027

		Illinois - 13.7% (7.5% of Total Investments)

4,605		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A, 6.000%, 12/01/49, (WI/DD)	12/33 at 100.00	4,604,780

2,800	(h)	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38, (UB)	1/26 at 100.00	2,672,144

5,000	(h)	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49, (UB)	1/29 at 100.00	4,886,376

3,965	(h)	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42, (UB)	1/25 at 100.00	3,860,503

4,750		Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015, 5.000%, 9/01/32, (WI/DD)	9/24 at 100.00	4,673,343

10,850		Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017, 5.250%, 5/15/54	5/24 at 103.00	7,414,672

9,945		Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47	3/32 at 100.00	10,004,001

4,840		Illinois State, General Obligation Bonds, May Series 2018A, 5.000%, 5/01/32	5/28 at 100.00	4,919,330

890		Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	910,997

4,600		Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	4,704,228

7,935		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 5.000%, 6/15/50	12/29 at 100.00	7,378,776

10,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2012B, 0.000%, 12/15/50 - AGM Insured	No Opt. Call	2,216,010

2,980		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A, 5.000%, 6/15/57	12/27 at 100.00	2,726,564

		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
29,815		0.000%, 12/15/54	No Opt. Call	5,231,295

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
12,500		0.000%, 6/15/44 - AGM Insured	No Opt. Call	4,050,926
4,545		0.000%, 6/15/45 - AGM Insured	No Opt. Call	1,384,162

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021:
$ 425		4.000%, 10/01/39 - BAM Insured	4/31 at 100.00	$366,890
800		4.000%, 10/01/40 - BAM Insured	4/31 at 100.00	680,993
700		4.000%, 10/01/41 - BAM Insured	4/31 at 100.00	586,856

		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
150		4.000%, 1/01/38	1/30 at 100.00	133,935
120		4.000%, 1/01/39	1/30 at 100.00	105,833

1,000	(c)	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/26	11/23 at 100.00	430,000

844	(c)	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26	11/23 at 100.00	844,465

770		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	12/23 at 100.00	758,083
		Total Illinois		75,545,162

		Indiana - 1.1% (0.6% of Total Investments)

140		Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam Project, Series 2020A, 5.375%, 1/01/40, 144A	1/27 at 102.00	104,402

3,105		Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College, Refunding Series 2013A, 5.000%, 10/01/32	12/23 at 100.00	3,086,934

500		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, 6.750%, 5/01/39, (AMT)	11/30 at 100.00	525,830

2,325		Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44, (AMT)	1/24 at 100.00	2,329,556
		Total Indiana		6,046,722

		Iowa - 1.2% (0.7% of Total Investments)

6,540		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	12/23 at 100.00	5,754,024

1,100		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 5.000%, 12/01/50	12/29 at 103.00	976,375
		Total Iowa		6,730,399

		Kansas - 2.0% (1.1% of Total Investments)

3,000		University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2017A, 4.000%, 3/01/42	3/27 at 100.00	2,580,106

2,000		Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.500%, 5/15/48	12/23 at 100.00	1,571,729

1,365		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	1,202,123

6,475		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022, 5.750%, 3/01/41, 144A	3/29 at 103.00	5,716,266
		Total Kansas		11,070,224

		Kentucky - 0.2% (0.1% of Total Investments)

1,475		Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2008A, 2.000%, 2/01/32, (AMT)	6/31 at 100.00	1,090,247
		Total Kentucky		1,090,247

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Louisiana - 2.1% (1.2% of Total Investments)

$ 3,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Entergy Lousiana, LLC Project, Refunding Series 2021B, 2.500%, 4/01/36	4/26 at 100.00	$2,232,779

945		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A	11/29 at 100.00	770,778

260		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/58, 144A	6/27 at 100.00	195,788

2,365		Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	2,255,056

		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A:
235	(g)	4.000%, 4/01/50, (Pre-refunded 4/01/30)	4/30 at 100.00	237,549
15		4.000%, 4/01/50	4/30 at 100.00	11,795

		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter School, Series 2019A:
1,800		5.000%, 4/01/49, 144A	4/27 at 100.00	1,363,025
2,000		5.000%, 4/01/57, 144A	4/27 at 100.00	1,454,030

200		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2008, 6.100%, 6/01/38, (Mandatory Put 6/01/30), 144A	No Opt. Call	208,891

1,235		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	1,296,402

800		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	839,775

695		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30), 144A	No Opt. Call	725,907
		Total Louisiana		11,591,775

		Maryland - 0.8% (0.4% of Total Investments)

		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,000		5.000%, 9/01/36	9/27 at 100.00	897,561
1,000		5.000%, 9/01/39	9/27 at 100.00	854,962
680		5.000%, 9/01/46	9/27 at 100.00	548,334

2,080		Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A	7/30 at 102.00	1,865,907
		Total Maryland		4,166,764

		Massachusetts - 1.2% (0.7% of Total Investments)

1,620		Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019, 5.000%, 6/15/54	6/26 at 100.00	1,309,659

3,900		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	2,886,946

2,705		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	2,517,661
		Total Massachusetts		6,714,266

		Michigan - 0.9% (0.5% of Total Investments)

1,845		Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019, 5.000%, 11/01/44	11/27 at 102.00	1,552,667

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
$ 74,130		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58	6/33 at 11.41	$3,348,541
		Total Michigan		4,901,208

		Minnesota - 1.0% (0.6% of Total Investments)

500		Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A, 5.000%, 7/01/53	7/26 at 102.00	374,661

1,300		Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.750%, 7/01/46	7/25 at 100.00	1,053,691

2,440		Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A, 5.000%, 7/01/54	7/27 at 102.00	1,864,340

130		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A, 5.250%, 12/01/52, 144A	12/27 at 100.00	100,833

30		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A, 5.000%, 7/01/40	7/30 at 100.00	24,792

2,040		Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Athlos Academy, Series 2022A, 5.875%, 6/01/57, 144A	6/30 at 102.00	1,714,939

1,000		Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services Project, Refunding Series 2020, 3.950%, 3/01/50	3/25 at 101.00	608,082
		Total Minnesota		5,741,338

		Mississippi - 0.6% (0.3% of Total Investments)

2,000		Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc. Project, Refunding Series 2021, 2.375%, 6/01/44	6/26 at 100.00	1,062,018

2,285		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	2,065,413
		Total Mississippi		3,127,431

		Missouri - 0.8% (0.5% of Total Investments)

315		Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016, 4.000%, 8/01/38	8/26 at 100.00	218,966

		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
2,900		5.250%, 5/15/42	5/27 at 100.00	2,172,173
1,750		5.250%, 5/15/50	5/27 at 100.00	1,217,645

1,500		Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B, 5.000%, 2/01/50, 144A	2/28 at 100.00	1,034,876
		Total Missouri		4,643,660

		Nevada - 1.0% (0.5% of Total Investments)

9,202	(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38, (AMT), 144A	8/28 at 100.00	943,086

2,000	(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A	2/31 at 100.00	201,600

		Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
1,652	(d)	5.875%, 12/15/27, (AMT), 144A	No Opt. Call	1,156,225
340	(d)	6.250%, 12/15/37, (AMT), 144A	12/27 at 100.00	238,000

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Nevada (continued)
$ 2,750	(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A	8/29 at 100.00	$275,578

25,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A	7/38 at 31.26	2,546,922
		Total Nevada		5,361,411

		New Hampshire - 0.6% (0.3% of Total Investments)

3,970		National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, (AMT), 144A	12/23 at 100.00	3,101,413
		Total New Hampshire		3,101,413

		New Jersey - 3.8% (2.1% of Total Investments)

4,000	(c)	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal LLC Project, Series 2019A, 5.000%, 10/01/39, 144A	10/27 at 102.00	2,607,520

1,500		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.000%, 1/01/34	1/24 at 100.00	1,394,522

5,475		New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40, 144A	1/28 at 102.00	3,637,869

6,765		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27, (AMT)	12/23 at 100.00	6,731,769

15,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	6,336,973

500		South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B, 5.000%, 1/01/42, (AMT)	1/28 at 100.00	470,791
		Total New Jersey		21,179,444

		New Mexico - 0.1% (0.1% of Total Investments)

825		Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A	12/23 at 103.00	699,248
		Total New Mexico		699,248

		New York - 10.8% (6.0% of Total Investments)

250		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A, 5.750%, 2/01/33	No Opt. Call	238,595

950		Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014, 5.250%, 11/01/34	11/24 at 100.00	712,500

2,910		Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.500%, 6/01/55, 144A	12/30 at 100.00	2,099,695

1,590		Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1, 5.000%, 6/01/55, 144A	12/30 at 100.00	1,055,435

450		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A, 4.000%, 8/01/38	8/28 at 100.00	384,914

36,150		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/01/60, 144A	12/23 at 6.46	1,732,572

14,000	(f)	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55	1/34 at 100.00	11,479,511

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)

$ 650	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 5.730%, 2/01/50	2/30 at 100.00	$533,358

1,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55	5/30 at 100.00	1,544,370

5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014A-1, 5.250%, 11/15/39	1/24 at 100.00	5,011,532

380	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Academy of Health Sciences Charter School Project, Social Impact Series 2022, 5.875%, 7/01/52, 144A	7/32 at 100.00	339,310

625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/45	6/26 at 100.00	549,886

1,740	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.250%, 1/01/50, (AMT)	7/24 at 100.00	1,639,835

3,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31, (AMT)	11/23 at 100.00	2,904,315

875	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)	8/30 at 100.00	847,858

4,900	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 5.625%, 4/01/40, (AMT)	4/31 at 100.00	4,881,549

10,000	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66	6/31 at 27.72	847,849

	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
2,950	5.000%, 1/01/32, (AMT)	1/26 at 100.00	2,124,805
4,000	5.000%, 1/01/33, (AMT)	1/26 at 100.00	2,876,828
3,320	5.000%, 1/01/35, (AMT)	1/26 at 100.00	2,381,651
2,775	5.000%, 1/01/36, (AMT)	1/26 at 100.00	1,988,453

16,200	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	13,619,288
	Total New York		59,794,109

	North Dakota - 0.2% (0.1% of Total Investments)

1,500	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C, 5.000%, 6/01/48	6/28 at 100.00	1,066,214
	Total North Dakota		1,066,214

	Ohio - 9.6% (5.3% of Total Investments)

64,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	5,419,918

195	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	128,532

16,185	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	13,258,666

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Ohio (continued)
$ 7,610	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc. Project, Series 1998, 5.375%, 9/15/27, (AMT)	12/23 at 100.00	$7,500,967

	Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020:
2,170	3.750%, 12/01/38	6/29 at 100.00	1,621,296
140	4.000%, 12/01/46	6/29 at 100.00	100,616

905	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A	12/29 at 100.00	754,337

3,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	12/23 at 100.00	2,438,187

4,950	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, (AMT), 144A	7/29 at 100.00	3,955,643

16,350	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	14,956,172

990	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	738,702

2,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A, 7.000%, 12/01/42, (AMT), 144A	12/27 at 103.00	1,346,947

1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020B, 10.000%, 12/01/27, (AMT), 144A	12/26 at 105.00	598,507
	Total Ohio		52,818,490

	Oklahoma - 1.2% (0.6% of Total Investments)

975	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/38	8/28 at 100.00	840,790

1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45	11/25 at 102.00	892,151

2,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35, (AMT)	12/23 at 100.00	2,449,840

860	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35, (AMT)	12/23 at 100.00	850,993

1,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35, (AMT), (Mandatory Put 6/01/25)	6/25 at 100.00	1,456,913
	Total Oklahoma		6,490,687

	Oregon - 0.1% (0.1% of Total Investments)

100	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/27 at 102.00	80,031

1,000	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2021A, 5.000%, 11/15/56	11/28 at 103.00	687,854
	Total Oregon		767,885

	Pennsylvania - 5.4% (3.0% of Total Investments)

1,125	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)	12/23 at 100.00	1,091,020

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
$ 6,995		Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp., Refunding Series 2019, 5.125%, 5/01/30	No Opt. Call	$6,830,943

335		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	326,966

3,300		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35, (Mandatory Put 7/01/33)	No Opt. Call	3,064,091

1,555		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47	4/31 at 100.00	1,039,158

2,565		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/49	10/29 at 100.00	2,063,997

3,100		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Series 2012A, 5.000%, 11/01/44	11/23 at 100.00	1,692,446

4,430		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	4,173,792

1,000		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/30	12/25 at 100.00	876,524

1,870		Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2017A, 5.125%, 10/15/37	4/27 at 100.00	1,701,925

2,160		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019, 5.000%, 1/01/39	1/25 at 104.00	1,808,059

2,350		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	2,138,594

3,555		Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A	10/28 at 100.00	2,731,612

1,720	(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	172

1,720	(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A	6/30 at 100.00	172

1,260	(c),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31	No Opt. Call	126

545		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	445,431
		Total Pennsylvania		29,985,028

		Puerto Rico - 8.2% (4.5% of Total Investments)

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
2,070	(c),(d)	5.000%, 7/01/29	12/23 at 100.00	507,171
3,170	(c),(d)	3.957%, 7/01/42	12/23 at 100.00	801,394
1,000	(c),(d)	5.050%, 7/01/42	12/23 at 100.00	240,270

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Puerto Rico (continued)
		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
$ 130	(c),(d)	5.000%, 7/01/21	No Opt. Call	$33,778
3,750	(c),(d)	5.000%, 7/01/26	12/23 at 100.00	903,529
310	(c),(d)	3.957%, 7/01/32	12/23 at 100.00	77,944
1,860	(c),(d)	3.957%, 7/01/37	12/23 at 100.00	465,986

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
1,124	(c),(d)	3.978%, 7/01/28	12/23 at 100.00	274,738
468	(c),(d)	5.250%, 7/01/29	12/23 at 100.00	112,828
346	(c),(d)	5.250%, 7/01/31	12/23 at 100.00	83,416

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
2,995	(c),(d)	5.000%, 7/01/28	12/23 at 100.00	721,618
500	(c),(d)	5.250%, 7/01/28	12/23 at 100.00	118,793

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
100	(c),(d)	5.250%, 7/01/27	12/23 at 100.00	23,826
4,000	(c),(d)	5.250%, 7/01/35	12/23 at 100.00	950,340

400	(c),(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	12/23 at 100.00	95,034

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
5,000	(c),(d)	7.000%, 7/01/33	12/23 at 100.00	1,070,467
10,000	(c),(d)	6.750%, 7/01/36	12/23 at 100.00	2,174,492

1,000	(c),(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016A-4-RSA-1, 10.000%, 7/01/19	No Opt. Call	173,822

		Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
190	(c),(d)	5.375%, 7/01/23	No Opt. Call	45,503
373	(c),(d)	5.375%, 7/01/24	6/23 at 100.00	89,330
25	(c),(d)	3.978%, 7/01/33	12/23 at 100.00	5,940

6,500		Puerto Rico Highway and Transportation Authority, Restructured Toll Revenue Bonds, Series 2022A, 5.000%, 7/01/62	7/32 at 100.00	6,418,750

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
10,202		0.000%, 7/01/46	7/28 at 41.38	2,541,598
7,551		0.000%, 7/01/51	7/28 at 30.01	1,364,813

1,000		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022, 0.000%, 11/01/51	No Opt. Call	507,500

		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
0	(e)	5.625%, 7/01/27	No Opt. Call	3
240		5.750%, 7/01/31	No Opt. Call	246,900
23,533		0.000%, 7/01/33	7/31 at 89.94	13,479,602
0	(e)	4.000%, 7/01/37	7/31 at 103.00	308
5,182		4.000%, 7/01/41	7/31 at 103.00	4,010,636
12		4.000%, 7/01/46	7/31 at 103.00	8,532

13,955		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022, 0.000%, 11/01/43	No Opt. Call	6,960,140

500		University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/24	12/23 at 100.00	497,619
		Total Puerto Rico		45,006,620

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Carolina - 0.3% (0.2% of Total Investments)

$ 430		Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement District, Series 2019, 4.375%, 11/01/49	11/29 at 100.00	$322,590

400		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A	1/30 at 100.00	307,676

1,450		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.125%, 8/15/35, 144A	2/25 at 100.00	1,240,914
		Total South Carolina		1,871,180

		Tennessee - 1.4% (0.8% of Total Investments)

1,000		Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B, 0.000%, 12/01/31, 144A	No Opt. Call	604,800

5,000		Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A, 5.125%, 12/01/42, 144A	12/26 at 100.00	4,172,779

1,587	(c)	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25, 144A	11/24 at 100.00	212,656

1,000	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46	7/27 at 100.00	561,503

1,500	(c)	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 6.500%, 6/01/27, 144A	No Opt. Call	315,000

2,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	2,000,304
		Total Tennessee		7,867,042

		Texas - 5.0% (2.7% of Total Investments)

		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
500		5.000%, 1/01/31	1/27 at 100.00	494,004
500		5.000%, 1/01/32	1/27 at 100.00	492,789

		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
340		5.000%, 1/01/25	No Opt. Call	336,124
475		5.000%, 1/01/29	1/27 at 100.00	457,123
850		5.000%, 1/01/34	1/27 at 100.00	793,418

3,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/45, (WI/DD)	6/25 at 100.00	2,704,640

4,665		Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. - Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30, (AMT)	12/23 at 100.00	4,664,361

650		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29, (AMT)	7/24 at 100.00	628,492

250		Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 4.750%, 9/01/37, 144A	9/26 at 100.00	224,373

200		Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020, 4.625%, 9/15/49, 144A	9/30 at 100.00	160,849

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

$ 520		New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A, 5.000%, 8/15/49, 144A	8/24 at 100.00	$428,046

70	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-1, 7.500%, 11/15/37	No Opt. Call	51,332

445	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-2, 7.500%, 11/15/36	No Opt. Call	352,141

4,046	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021B, 5.625%, 11/15/61	11/26 at 105.00	1,523,040

12,025		New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1, 5.500%, 1/01/57	1/28 at 103.00	7,917,634

625	(g)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/48, (Pre-refunded 4/01/26)	4/26 at 100.00	640,378

400	(g)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston- Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/29, (Pre-refunded 4/01/24)	4/24 at 100.00	401,587

110		North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019, 5.375%, 9/01/50, 144A	9/30 at 100.00	96,961

2,000		Rockdale, Milam County, Texas, Special Assessment Revenue Bonds, Cornerstone Public Improvement District Improvement Area 1, Series 2023, 7.500%, 9/15/54, (WI/DD)	No Opt. Call	1,948,202

145		Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019, 4.750%, 9/15/49, 144A	9/27 at 100.00	120,336

		Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A:
1,000	(c)	6.375%, 2/15/41	2/27 at 100.00	550,000
4,575	(c)	6.375%, 2/15/48	2/27 at 100.00	2,516,250
		Total Texas		27,502,080

		Utah - 2.8% (1.6% of Total Investments)

2,000		Military Installation Development Authority, Utah, Tax Allocation Revenue Bonds, Series 2021A-2, 4.000%, 6/01/52	9/26 at 103.00	1,333,305

13,925		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42, (AMT), (UB)	7/27 at 100.00	13,509,010

1,000		Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A, 5.000%, 6/15/50, 144A	6/27 at 102.00	802,658
		Total Utah		15,644,973

		Virgin Islands - 3.4% (1.8% of Total Investments)

670		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	12/23 at 100.00	594,776

16,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/30, 144A	10/24 at 100.00	14,666,878

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Virgin Islands (continued)
$ 150		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24, 144A	No Opt. Call	$148,021

1,930		Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Senior Series 2021A, 6.750%, 7/01/26, 144A	No Opt. Call	1,816,311

1,400		West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO Financing, Series 2022A, 6.375%, 4/01/52, 144A	10/29 at 104.00	1,317,103
		Total Virgin Islands		18,543,089

		Virginia - 1.2% (0.6% of Total Investments)

		Roanoke Economic Development Authority, Virginia Residential Care Facility Revenue Bonds, Richfield Living, Series 2020:
5,870	(c)	5.000%, 9/01/50	9/27 at 103.00	3,345,900
4,840	(c)	5.125%, 9/01/55	9/27 at 103.00	2,758,800

622		Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, 6.525%, 7/01/52, 144A, (cash 7.500%, PIK 7.500%)	No Opt. Call	373,141
		Total Virginia		6,477,841

		Washington - 0.3% (0.2% of Total Investments)

1,125		Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30, (AMT)	11/23 at 100.00	1,099,637

1,000		Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Rockwood Retirement Communities Project, Series 2020A, 5.000%, 1/01/51, 144A	1/26 at 103.00	695,990
		Total Washington		1,795,627

		West Virginia - 1.1% (0.6% of Total Investments)

		Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
3,000		5.500%, 6/01/37, 144A	6/27 at 100.00	3,008,172
625		5.750%, 6/01/43, 144A	6/27 at 100.00	627,565

2,500		Monongalia County, West Virginia, Tax Increment Revenue Bonds, University Town Centre Development District 4, Senior Refunding and Improvement Series 2023A, 6.000%, 6/01/53, 144A	6/33 at 100.00	2,522,865
		Total West Virginia		6,158,602

		Wisconsin - 13.6% (7.5% of Total Investments)

14,610		Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 0.000%, 6/01/54	6/29 at 37.80	2,689,447

		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public Academy Project, Series 2020A:
750		5.000%, 6/01/40, 144A	6/28 at 102.00	616,290
1,340		5.000%, 6/01/49, 144A	6/28 at 102.00	1,010,106

365		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	277,871

4,420		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc., Series 2020A, 5.000%, 1/01/42, 144A	1/28 at 100.00	3,693,944

		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
3,000		5.000%, 6/15/36, 144A	6/26 at 100.00	2,441,073

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$ 4,240		5.000%, 6/15/46, 144A	6/26 at 100.00	$2,976,866

3,315		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2022A, 5.000%, 6/15/52, 144A	6/32 at 100.00	2,636,424

1,250		Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	1,269,859

500		Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A, 6.250%, 6/15/48, 144A	6/33 at 100.00	456,226

2,000		Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A, 5.875%, 10/01/54, 144A	10/29 at 100.00	1,464,500

		Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
14,695	(c)	3.125%, 8/01/27, 144A	No Opt. Call	11,223,306
2,375	(c)	6.750%, 8/01/31, 144A	No Opt. Call	1,662,500

		Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
555		6.500%, 12/01/37, 144A	12/27 at 100.00	484,203
16,915		7.000%, 12/01/50, 144A	12/27 at 100.00	14,768,274

215		Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	12,900

1,000	(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A	10/27 at 100.00	400,000

1,765		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A, 5.200%, 12/01/37	12/27 at 100.00	1,656,592

2,000		Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 7.000%, 7/01/48, 144A	7/28 at 100.00	1,509,608

		Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020:
600		5.000%, 4/01/50, 144A	4/30 at 100.00	504,260
35	(g)	5.000%, 4/01/50, (Pre-refunded 4/01/30), 144A	4/30 at 100.00	37,355

3,930		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, 4.250%, 7/01/54, (AMT)	7/31 at 100.00	2,452,873

		Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
5,885		6.125%, 1/01/33, 144A	1/28 at 100.00	3,619,275
250		6.250%, 1/01/38, 144A	1/28 at 100.00	153,750
8,735		6.375%, 1/01/48, 144A	1/28 at 100.00	5,372,025

210	(c),(d)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B, 15.000%, 3/31/24	4/23 at 105.00	21

		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D:
6,225		0.000%, 12/15/45 - AGM Insured	12/30 at 56.77	1,904,910
5,190		0.000%, 12/15/50 - AGM Insured	12/30 at 46.55	1,193,388
4,500		0.000%, 12/15/60 - AGM Insured	12/30 at 29.95	578,942

6,165		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42	2/26 at 100.00	5,683,229

Principal Amount (000)		Description (a)				Optional Call Provisions (b)	Value

		Wisconsin (continued)
$ 3,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/46				11/26 at 103.00	$2,186,502
		Total Wisconsin					74,936,519
		Total Municipal Bonds (cost $1,102,410,864)					928,009,552

Shares		Description (a)					Value
		COMMON STOCKS - 13.2% (7.3% of Total Investments)

		Utilities - 13.2% (7.3% of Total Investments)
859,113	(i),(j)	Energy Harbor Corp					$68,228,177
82,200	(j),(k)	Talen Energy Supply LLC					4,294,950
		Total Utilities					72,523,127

		Total Common Stocks (cost $27,037,640)					72,523,127

Principal Amount (000)		Description (a)	Coupon (l)	Reference Rate (l)	Spread (l)	Maturity (m)	Value
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (l)

		Capital Goods - 0.0% (0.0% of Total Investments)
$ 322	(c),(d),(n)	KDC Agribusiness Fairless Hills LLC	12.000%	N/A	N/A	9/17/23	$70,482
		Total Capital Goods					70,482
		Total Variable Rate Senior Loan Interests (cost $321,690)					70,482

		Total Long-Term Investments (cost $1,129,770,194)					1,000,603,161
		Floating Rate Obligations - (3.6)%					(19,960,000)
		MFP Shares, Net - (77.8)%(o)					(429,128,343)
		Other Assets & Liabilities, Net - (0.0)%					(232,413)
		Net Assets Applicable to Common Shares - 100%					$551,282,405

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	Principal Amount (000) rounds to less than $1,000.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(g)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(h)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

NMCO	Nuveen Municipal Credit Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

(i)
Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra. In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.

(j)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(k)
In May 2023, Talen Energy completed a Chapter 11 plan of reorganization whereby the Fund received Talen Energy Common Stock in exchange for the following portfolio holding: Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38.

(l)
Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(m)
Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(n)
Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series
2020A-1,
10.000%, 12/01/40, 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series
2020A-2,
10.000%, 12/01/40, (AMT), 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(o)	MFP Shares, Net as a percentage of Total Investments is 42.9%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
N/A	Not Applicable.
PIK
Payment-in-kind
(“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 141.0% (98.9% of Total Investments)
	MUNICIPAL BONDS - 139.4% (97.8% of Total Investments)

	Alabama - 5.8% (4.1% of Total Investments)

$5,000	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2023A, 5.250%, 1/01/54, (Mandatory Put 10/01/30)	7/30 at 100.25	$5,007,965

2,360	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, 6.375%, 11/01/50, (AMT), (Mandatory Put 11/01/30)	No Opt. Call	2,453,621

4,685	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020, 4.000%, 11/01/45, 144A	11/29 at 100.00	3,708,482

20,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 4, Series 2022B-1, 5.000%, 5/01/53, (Mandatory Put 8/01/28)	5/28 at 100.34	19,814,304

2,720	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	2,407,759

500	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2017B- 2, 5.000%, 9/01/41	3/27 at 100.00	487,967
	Total Alabama		33,880,098

	Arizona - 7.5% (5.3% of Total Investments)

7,650	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Projects, Taxable Series 2021A, 5.000%, 7/01/51, 144A	7/28 at 103.00	5,976,532

920	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Bonanza Campus Project, Series 2020A, 5.000%, 12/15/40, 144A	12/28 at 100.00	833,306

1,500	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds ? Pensar Academy Project, Series 2020, 5.000%, 7/01/55, 144A	7/28 at 100.00	1,144,323

4,500	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group ? Falcon Properties LLC, Project, Senior Series 2022A-1, 4.000%, 12/01/51, 144A	12/31 at 100.00	2,984,679

1,200	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 4.100%, 12/01/37, (AMT), (Mandatory Put 6/15/28)	2/28 at 100.00	1,167,380

5,085	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2022-2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)	3/27 at 100.00	5,122,690

1,090	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds, Flagstaff Arts & Leadership Academy Project, Refunding Series 2020, 5.500%, 7/01/40, 144A	7/28 at 100.00	859,979

1,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020, 5.250%, 10/01/40, 144A	10/27 at 103.00	906,133

1,335	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2023A-2, 5.000%, 1/01/53, (Mandatory Put 5/15/28)	5/27 at 101.68	1,380,103

1,495	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2023A-3, 5.000%, 1/01/53, (Mandatory Put 11/01/30)	11/29 at 101.58	1,549,414

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Refunding Series 2023:
$ 1,560	5.000%, 7/01/30, (AMT)	No Opt. Call	$1,603,612
1,370	5.000%, 7/01/31, (AMT)	No Opt. Call	1,408,067
1,260	5.000%, 7/01/32, (AMT)	No Opt. Call	1,296,587

3,405	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A	9/30 at 100.00	2,470,468

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020:
5,265	5.000%, 7/01/35, 144A	7/26 at 103.00	4,870,343
6,800	5.000%, 7/01/40, 144A	7/26 at 103.00	5,889,283

4,580	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020-1, 5.000%, 6/15/50, 144A	6/28 at 100.00	3,595,076

800	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical Center, Series 2021A, 4.000%, 4/01/40	4/31 at 100.00	678,996
	Total Arizona		43,736,971

	Arkansas - 1.7% (1.2% of Total Investments)

4,500	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	3,966,963

6,500	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A	9/26 at 103.00	5,772,485
	Total Arkansas		9,739,448

	California - 6.8% (4.8% of Total Investments)

1,960	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory Put 10/01/31)	10/30 at 100.65	1,918,798

4,500	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023D, 5.500%, 5/01/54, (Mandatory Put 11/01/28)	8/28 at 100.24	4,604,107

3,815	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	2,195,869

9,500	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	8,893,925

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:

6,290	5.000%, 7/01/30	No Opt. Call	6,293,822

5,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	3,620,999

465	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village, Refunding Green Series 2021A, 5.000%, 11/15/46, 144A	11/29 at 102.00	384,189

2,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	1,348,016

925	California State, General Obligation Bonds, Refunding Various Purpose Series 2023, 4.000%, 9/01/43	9/33 at 100.00	840,714

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$ 1,105		California State, General Obligation Bonds, Various Purpose Refunding Series 2023, 4.000%, 10/01/42	4/33 at 100.00	$1,006,981

1,220		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/41, 144A	6/26 at 100.00	1,118,285

6,180		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	4,461,995

985	(c)	Northstar Community Services District, California, Special Tax Bonds, Community Facilities District 1, Series 2006, 1.750%, 9/01/37	3/24 at 100.00	344,901

1,070		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 5.000%, 9/01/42 - AGM Insured	9/29 at 103.00	1,096,921

1,070		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Subordinate Series 2022B-2, 5.000%, 9/01/42	9/29 at 103.00	971,197

750		San Francisco Community College District, California, General Obligation Bonds, Taxable Election 2020 Series 2020A-1, 3.165%, 6/15/41	6/30 at 100.00	516,225

420		San Jose, California, Airport Revenue Bonds, Taxable Refunding Series 2021C, 3.290%, 3/01/41	3/31 at 100.00	285,390
		Total California		39,902,334

		Colorado - 17.8% (12.5% of Total Investments)

2,370		64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020, 6.500%, 12/01/43	12/25 at 103.00	2,109,096

1,240		Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.000%, 12/01/38	12/23 at 103.00	1,118,056

1,060		Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	9/25 at 103.00	852,895

2,285		Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.750%, 12/15/50	9/25 at 103.00	1,965,477

5,220		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A, 5.750%, 12/01/51	12/28 at 103.00	4,322,553

499		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29	9/24 at 103.00	453,982

1,725		Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50	12/25 at 103.00	1,411,610

1,000		Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A, 5.000%, 12/01/51	3/26 at 103.00	781,914

734	(d)	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48, (Pre-refunded 12/01/23)	12/23 at 103.00	756,627

500		Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40, 144A	12/25 at 103.00	439,222

1,000		Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	729,502

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$ 1,500	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Junior Subordinate Series 2016, 7.000%, 12/15/57	12/23 at 100.00	$964,067

1,450	Citadel on Colfax Business Improvement District, Aurora, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2020A, 5.350%, 12/01/50	12/25 at 103.00	1,180,601

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A:
100	4.000%, 7/01/41, 144A	7/31 at 100.00	76,399
100	4.000%, 7/01/51, 144A	7/31 at 100.00	67,989

1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020, 5.000%, 12/01/50, 144A	12/30 at 100.00	768,442

5,370	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2023A-2, 5.000%, 11/15/57, (Mandatory Put 11/15/33)	11/32 at 101.57	5,619,032

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Cappella of Grand Junction Project, Series 2019, 5.000%, 12/01/54, 144A	12/26 at 103.00	300,990

16,000	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50	9/25 at 103.00	13,520,082

656	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds, Series 2020, 6.250%, 12/01/39	12/25 at 103.00	581,835

	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022A:
1,000	5.000%, 11/15/31, (AMT)	No Opt. Call	1,027,421
1,355	5.500%, 11/15/38, (AMT)	11/32 at 100.00	1,417,990

4,000	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	3,713,304

1,000	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	878,925

	Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A:
1,425	5.250%, 12/01/32	12/30 at 102.00	1,346,167
1,200	5.750%, 12/01/52	12/30 at 102.00	1,064,547

2,000	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A	6/25 at 103.00	1,575,615

5,250	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	4,636,332

2,000	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A, 5.750%, 12/01/50	12/25 at 103.00	1,563,946

1,000	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.125%, 12/01/50	12/25 at 103.00	733,642

1,380	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	1,241,457

1,030	Lanterns Metropolitan District 3, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2023A-2, 8.000%, 12/01/53	12/28 at 103.00	692,487

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$ 560	Lanterns Metropolitan District 3, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2023A-1, 7.250%, 12/01/53	12/28 at 103.00	$560,681

3,000	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022, 7.375%, 11/01/52, 144A	11/29 at 103.00	2,759,880

	Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A:
500	5.000%, 12/01/41	6/26 at 103.00	422,892
500	5.000%, 4/15/51	6/26 at 103.00	390,275

500	Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A(3), 4.875%, 12/01/51	9/26 at 103.00	358,092

480	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	393,818

2,000	North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.000%, 12/01/40	12/25 at 103.00	1,715,275

1,810	Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/50	12/25 at 103.00	1,434,751

	Painted Prairie Public Improvement Authority, Aurora, Colorado,Special Revenue Bonds, Series 2019:
500	4.000%, 12/01/29	12/24 at 103.00	452,741
1,250	5.000%, 12/01/39	12/24 at 103.00	1,103,279

285	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A	3/26 at 103.00	224,276

1,100	Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A-1, 7.500%, 12/01/52	12/27 at 103.00	1,016,192

925	Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020, 5.000%, 12/01/40	9/25 at 103.00	814,632

7,040	Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022, 6.500%, 12/01/34	6/29 at 103.00	6,295,728

3,665	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	3,683,305

2,000	Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021, 4.000%, 12/01/41	10/26 at 102.00	1,437,086

740	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Subordinate Series 2020B, 7.125%, 12/15/50	12/25 at 102.00	657,831

	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020:
2,350	5.000%, 12/01/40	12/25 at 103.00	2,046,224
2,300	5.125%, 12/01/50	12/25 at 103.00	1,871,955

2,175	Sunlight Metropolitan District, Steamboat Springs, Colorado, Limited Tax General Obligation Bonds, Series 2020, 5.000%, 12/01/50	12/25 at 103.00	1,736,160

496	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds,Subordinate Limited Tax General Obligation Bonds, Series 2018A, 5.250%, 12/01/47	12/23 at 102.00	438,016

1,000	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2, 5.500%, 12/01/51	3/26 at 103.00	661,979

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$ 1,270	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41	3/26 at 103.00	$992,135

5,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 6.000%, 12/01/50	12/23 at 81.31	3,362,082

10,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50	12/23 at 103.00	8,386,336

1,500	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021, 5.000%, 12/01/51	3/26 at 103.00	1,022,990

2,000	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A	9/26 at 103.00	1,118,373

983	Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1, 6.250%, 12/15/40	12/25 at 103.00	853,495
	Total Colorado		104,122,683

	Connecticut - 0.6% (0.4% of Total Investments)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
1,325	4.000%, 7/01/34	7/29 at 100.00	1,194,939
1,250	4.000%, 7/01/36	7/29 at 100.00	1,087,600

1,255	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2016B-1, 2.950%, 11/15/31	11/25 at 100.00	1,096,477
	Total Connecticut		3,379,016

	District of Columbia - 0.2% (0.1% of Total Investments)

1,000	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2021A, 4.000%, 10/01/37	10/30 at 100.00	905,273
	Total District of Columbia		905,273

	Florida - 15.6% (10.9% of Total Investments)

1,565	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021, 3.750%, 5/01/41	5/31 at 100.00	1,187,891

	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A:
1,230	5.000%, 6/15/40, 144A	6/27 at 100.00	1,058,676
1,260	5.000%, 6/15/55, 144A	6/27 at 100.00	979,993

	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021:
250	4.000%, 8/15/51, 144A	8/28 at 100.00	163,547
450	4.200%, 8/15/56, 144A	8/28 at 100.00	295,845
500	4.250%, 8/15/61, 144A	8/28 at 100.00	323,658

4,710	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A	No Opt. Call	3,798,081

10,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery High School Project, Series 2020A, 5.000%, 6/01/55, 144A	6/29 at 100.00	7,599,902

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A:
835	6.000%, 6/15/33, 144A	No Opt. Call	821,781

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 1,000		6.500%, 6/15/38, 144A	6/30 at 103.00	$978,712
1,000		6.625%, 6/15/43, 144A	6/30 at 103.00	969,530

2,450		Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc. Project, Series 2023, 6.125%, 7/01/32, (AMT), (Mandatory Put 7/01/26), 144A	4/26 at 100.00	2,420,551

19,650		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	1/24 at 107.00	19,158,774

		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
1,250		6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/23 at 102.00	1,189,885
6,890		6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/23 at 102.00	6,512,068

		Florida Development Finance Corporation, Healthcare Facilties Revenue Bonds, Lakeland Regional Health Systems, Series 2021:
450		4.000%, 11/15/35	11/31 at 100.00	401,808
1,000		4.000%, 11/15/37	11/31 at 100.00	854,591
1,940		4.000%, 11/15/38	11/31 at 100.00	1,629,478

2,750		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023A, 7.500%, 7/01/57, (AMT), (Mandatory Put 8/15/24)	12/23 at 103.50	2,703,913

26,505		Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	26,692,343

985		Forest Lake Community Development District, Polk County, Florida, Specia Assessment Bonds, Assessment Area 1 Project, Series 2020, 4.000%, 5/01/51, 144A	5/30 at 100.00	721,281

		Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020:
1,100		4.250%, 5/01/40	5/31 at 100.00	903,162
1,500		4.500%, 5/01/52	5/31 at 100.00	1,148,563

2,500		Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36, (AMT)	12/23 at 100.00	2,353,642

1,000		Hammock Reserve Community Development District, Haines City, Florida, Special Assessment Revenue Bonds, Area1 Project, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	754,081

1,225		Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A, 5.000%, 6/01/47, 144A	6/26 at 103.00	940,554

870	(e)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, 5.250%, 10/01/52, (AMT), (UB)	10/32 at 100.00	837,619

		Miami-Dade County, Florida, Special Obligation Bonds, Subordinate Series 2009:
1,360		0.000%, 10/01/37 - BAM Insured	No Opt. Call	675,875
1,480		0.000%, 10/01/42 - BAM Insured	No Opt. Call	538,990

1,145		South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016A, 4.000%, 5/01/44	5/26 at 100.00	962,028

310		Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B, 4.625%, 5/01/36, 144A	12/23 at 100.00	273,392

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Florida (continued)
$ 425	Tradition Community Development District 9, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2021, 2.700%, 5/01/31	No Opt. Call	$351,072

450	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2023, 4.250%, 5/01/28, 144A	No Opt. Call	438,852

350	Windward Community Development District, Florida, Special Assessment Bonds, Series 2020A-2, 4.400%, 11/01/35	No Opt. Call	309,570
	Total Florida		90,949,708

	Georgia - 1.1% (0.8% of Total Investments)

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Green Series 2023E:
1,120	5.250%, 7/01/41, (AMT)	7/33 at 100.00	1,132,862
1,395	5.250%, 7/01/43, (AMT)	7/33 at 100.00	1,396,774

500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2021A, 3.000%, 2/15/51 - BAM Insured	2/31 at 100.00	330,294

1,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42	4/27 at 100.00	862,036

2,750	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, 4.000%, 8/01/52, (Mandatory Put 11/01/27), 144A	5/27 at 100.81	2,561,756
	Total Georgia		6,283,722

	Guam - 0.2% (0.1% of Total Investments)

	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2021A:
765	3.099%, 10/01/28	No Opt. Call	649,294
450	4.460%, 10/01/43	10/31 at 100.00	306,610
	Total Guam		955,904

	Illinois - 8.0% (5.6% of Total Investments)

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023:
1,000	5.250%, 4/01/34	4/33 at 100.00	1,025,431
1,055	5.000%, 4/01/41	4/33 at 100.00	992,722
1,275	5.500%, 4/01/43	4/33 at 100.00	1,256,255

2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2021A, 5.000%, 12/01/34	12/30 at 100.00	1,947,391

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A:
4,565	5.000%, 12/01/33, (WI/DD)	No Opt. Call	4,491,839
4,900	5.250%, 12/01/36, (WI/DD)	12/33 at 100.00	4,789,503

1,000	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A, 5.000%, 1/01/31	1/24 at 100.00	985,075

	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A:
120	5.000%, 1/01/29 - BAM Insured, (WI/DD)	No Opt. Call	122,262
190	5.000%, 1/01/30 - BAM Insured, (WI/DD)	No Opt. Call	194,261
2,250	5.000%, 1/01/31 - BAM Insured, (WI/DD)	No Opt. Call	2,306,700
1,485	5.000%, 1/01/32 - BAM Insured, (WI/DD)	No Opt. Call	1,526,089

	Chicago, Illinois, O?Hare Airport Customer Facility Charge Revenue Bonds, Senior Lien Refunding Series 2023:
740	5.250%, 1/01/42 - BAM Insured	1/33 at 100.00	751,649
820	5.250%, 1/01/43 - BAM Insured	1/33 at 100.00	830,529

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Illinois (continued)
$ 1,750	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Project, Refunding Series 2023B, 5.000%, 1/01/36 - AGM Insured	7/32 at 100.00	$1,841,655

	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2023B:
450	5.000%, 11/01/35 - AGM Insured	5/32 at 100.00	468,535
520	5.000%, 11/01/36 - AGM Insured	5/32 at 100.00	539,655
200	5.000%, 11/01/37 - AGM Insured	5/32 at 100.00	204,859
405	5.000%, 11/01/38 - AGM Insured	5/32 at 100.00	412,631

2,475	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/39	11/30 at 100.00	2,200,275

750	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 4.000%, 2/15/41	2/27 at 100.00	661,515

240	Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022, 5.000%, 3/01/34	9/32 at 100.00	228,156

875	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A, 5.000%, 11/01/49	11/26 at 103.00	649,330

815	Illinois Finance Authority, Revenue Bonds, Northshore - Edward-Elmhurst Health Credit Group, Series 2022A, 5.000%, 8/15/47	8/32 at 100.00	779,852

4,400	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-4, 7.100%, 7/01/35	No Opt. Call	4,449,529

1,500	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	1,472,299

2,100	Illinois State, General Obligation Bonds, October Series 2020B, 4.000%, 10/01/33	10/30 at 100.00	1,965,278

1,730	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Series 2023A, 5.250%, 1/01/43	7/33 at 100.00	1,781,142

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A:
1,290	0.000%, 12/15/35	12/31 at 90.33	687,434
1,800	0.000%, 6/15/39	12/31 at 81.66	758,800
1,500	0.000%, 6/15/40	12/31 at 79.15	592,960
1,415	0.000%, 12/15/40	12/31 at 78.00	543,957

5,190	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Series 2015, 5.000%, 10/01/35	4/25 at 100.00	5,073,247
	Total Illinois		46,530,815

	Indiana - 3.0% (2.1% of Total Investments)

1,415	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	1,113,798

1,190	Indiana Finance Authority, Educational Facilities Revenue Bonds, Depauw University Project, Series 2019, 5.000%, 7/01/37	7/29 at 100.00	1,149,449

3,125	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, 6.750%, 5/01/39, (AMT)	11/30 at 100.00	3,286,435

3,185	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Long Term Rate Series 2023B-2, 5.000%, 10/01/60, (Mandatory Put 7/01/30)	7/29 at 101.68	3,322,458

3,375	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Long Term Rate Series 2023B-3, 5.000%, 10/01/55, (Mandatory Put 7/01/32)	7/31 at 101.64	3,529,482

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Indiana (continued)
$ 1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2015I, 5.000%, 1/01/32, (AMT)	1/25 at 100.00	$1,486,220

3,770	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 4.400%, 11/01/45, (AMT), (Mandatory Put 6/10/31)	No Opt. Call	3,588,070
	Total Indiana		17,475,912

	Iowa - 0.6% (0.5% of Total Investments)

2,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	12/23 at 100.00	2,199,550

1,745	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	1,588,826
	Total Iowa		3,788,376

	Kentucky - 1.3% (0.9% of Total Investments)

3,000	Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s Ridge Project, Series 2020, 6.000%, 12/01/40	12/30 at 100.00	2,482,538

2,175	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 2.125%, 10/01/34, (AMT)	6/31 at 100.00	1,504,108

1,000	Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B, 5.500%, 12/01/60	12/30 at 100.00	741,000

3,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48, (Mandatory Put 4/01/24)	1/24 at 100.37	2,985,803
	Total Kentucky		7,713,449

	Louisiana - 1.0% (0.7% of Total Investments)

1,150	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A, 5.250%, 6/01/51, 144A	6/31 at 100.00	862,989

2,720	Louisiana Stadium and Exposition District, Revenue Bonds, Senior Series 2023A, 5.000%, 7/01/43	7/33 at 100.00	2,733,840

2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	2,099,437
	Total Louisiana		5,696,266

	Maryland - 0.0% (0.0% of Total Investments)

200	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2022, 4.500%, 6/01/33, 144A	6/31 at 100.00	186,567
	Total Maryland		186,567

	Massachusetts - 0.4% (0.3% of Total Investments)

	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2022:
395	5.000%, 10/01/39	10/32 at 100.00	414,055
2,060	5.000%, 10/01/41	10/32 at 100.00	2,142,249
	Total Massachusetts		2,556,304

	Michigan - 2.5% (1.7% of Total Investments)

5,000	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1, 4.000%, 4/01/44	12/23 at 100.00	3,408,519

710	Gerald R. Ford International Airport Authority, Kent County, Michigan, Revenue Bonds, Limited Tax General Obligation Series 2021, 5.000%, 1/01/46, (AMT)	1/32 at 100.00	693,094

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
		Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2023:
$ 4,500		5.000%, 11/15/41	11/33 at 100.00	$4,699,598
4,500		5.000%, 11/15/42	11/33 at 100.00	4,675,428

1,070		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023B, 5.250%, 12/01/37 - AGM Insured, (AMT)	12/33 at 100.00	1,098,861
		Total Michigan		14,575,500

		Minnesota - 1.1% (0.8% of Total Investments)

2,325		Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series 2023B, 5.000%, 11/15/53, (Mandatory Put 11/15/30)	11/29 at 101.75	2,407,095

3,745		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023, 5.500%, 3/01/53, 144A	3/33 at 100.00	3,166,749

1,140		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hope Community Academy Project, Series 2020A, 5.000%, 12/01/55	12/28 at 102.00	845,393
		Total Minnesota		6,419,237

		Missouri - 1.2% (0.8% of Total Investments)

180		Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2021, 4.000%, 3/01/41	3/31 at 100.00	146,109

1,100		M150 and 135th Street Transporation Development District, Kansas City, Missouri, Transportation Sales Tax Revenue Bonds, Series 2020A, 4.250%, 10/01/43	10/27 at 100.00	838,589

3,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.000%, 11/15/45	11/24 at 100.00	2,487,160

		Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020:
1,000		5.000%, 10/01/40 - AGM Insured	10/30 at 100.00	1,012,912
2,625		5.000%, 10/01/45 - AGM Insured	10/30 at 100.00	2,613,254
		Total Missouri		7,098,024

		Montana - 0.3% (0.2% of Total Investments)

1,975		Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2023, 3.875%, 7/01/28	4/28 at 100.00	1,888,204
		Total Montana		1,888,204

		Nebraska - 0.6% (0.4% of Total Investments)

3,750		Central Plains Energy Project, Nebraska, Gas Project Revenue Bonds, Project 5, Series 2022-1, 5.000%, 5/01/53, (Mandatory Put 10/01/29)	7/29 at 100.22	3,708,046
		Total Nebraska		3,708,046

		Nevada - 0.1% (0.1% of Total Investments)

2,000	(f)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A	2/31 at 100.00	201,600

445		Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 611 Sunstone Phase I and II, Series 2020, 4.000%, 6/01/40	6/30 at 100.00	353,107
		Total Nevada		554,707

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New Hampshire - 0.2% (0.1% of Total Investments)

$ 1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2017, 3.750%, 7/01/40	7/27 at 100.00	$881,436
	Total New Hampshire		881,436

	New Jersey - 1.1% (0.7% of Total Investments)

1,685	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 7.000%, 6/15/30, 144A	12/23 at 100.00	1,685,648

750	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	675,782

750	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2020B, 3.750%, 11/01/34, (AMT), (Mandatory Put 6/01/28)	No Opt. Call	705,150

	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund Series 2023A:
665	5.000%, 9/01/34	3/33 at 100.00	698,690
445	5.000%, 9/01/36	3/33 at 100.00	461,046
445	5.000%, 9/01/39	3/33 at 100.00	451,453

3,665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	1,548,334
	Total New Jersey		6,226,103

	New Mexico - 1.0% (0.7% of Total Investments)

7,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A	12/23 at 103.00	5,933,012
	Total New Mexico		5,933,012

	New York - 19.7% (13.8% of Total Investments)

1,240	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A	12/30 at 100.00	1,145,347

5,000	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.500%, 6/01/55, 144A	12/30 at 100.00	3,607,723

	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1:
1,310	5.000%, 6/01/40, 144A	12/30 at 100.00	1,000,016
3,000	5.000%, 6/01/55, 144A	12/30 at 100.00	1,991,386

10,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	6,662,227

	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:
7,630	5.000%, 7/01/32	7/26 at 100.00	7,529,768
1,095	5.000%, 7/01/35	7/26 at 100.00	1,066,233

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E:
490	5.000%, 9/01/41	9/33 at 100.00	499,247
620	5.000%, 9/01/42	9/33 at 100.00	628,046
1,000	5.000%, 9/01/43	9/33 at 100.00	1,009,431

2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/36	5/24 at 100.00	2,502,344

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014D-1, 5.250%, 11/15/44	11/24 at 100.00	9,924,295

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2023 Series A-1:
$ 2,785	5.250%, 8/01/42	8/32 at 100.00	$2,895,145
4,640	5.000%, 8/01/43	8/32 at 100.00	4,721,212

840	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F-1, 5.250%, 2/01/40	2/33 at 100.00	882,527

1,000	New York City, New York, General Obligation Bonds, Fiscal 2023 Series 1, 5.000%, 8/01/35	8/33 at 100.00	1,076,540

	New York City, New York, General Obligation Bonds, Fiscal 2024 Series A:
845	5.000%, 8/01/35	8/33 at 100.00	909,676
485	5.000%, 8/01/36	8/33 at 100.00	516,388
675	5.000%, 8/01/40	8/33 at 100.00	693,668
770	5.000%, 8/01/41	8/33 at 100.00	788,020
385	5.000%, 8/01/42	8/33 at 100.00	392,037
965	5.000%, 8/01/43	8/33 at 100.00	978,906
1,215	5.000%, 8/01/44	8/33 at 100.00	1,227,051
1,250	5.000%, 8/01/45	8/33 at 100.00	1,257,029

	New York City, New York, General Obligation Bonds, Reoffering Fiscal 2012 Series G-5:
620	5.000%, 4/01/34	10/33 at 100.00	672,983
535	5.000%, 4/01/35	10/33 at 100.00	577,856
1,070	5.000%, 4/01/36	10/33 at 100.00	1,144,639
495	5.000%, 4/01/37	10/33 at 100.00	523,160
605	5.000%, 4/01/38	10/33 at 100.00	631,024
450	5.000%, 4/01/39	10/33 at 100.00	466,452
505	5.000%, 4/01/40	10/33 at 100.00	519,172

260	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2020R-2, 5.125%, 9/01/50, (AMT), (Mandatory Put 9/03/30), 144A	6/30 at 100.00	251,185

635	New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A, 5.250%, 11/15/43 - AGM Insured, (WI/DD)	11/33 at 100.00	664,475

	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A:
1,905	5.000%, 3/15/39	9/32 at 100.00	1,960,235
640	5.000%, 3/15/41	9/32 at 100.00	652,036

2,500	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41, (AMT)	7/24 at 100.00	2,374,039

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020:
10,240	5.250%, 8/01/31, (AMT)	8/30 at 100.00	10,230,199
3,400	5.375%, 8/01/36, (AMT)	8/30 at 100.00	3,294,535

	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,000	4.000%, 10/01/30, (AMT)	No Opt. Call	920,088
3,000	5.000%, 10/01/40, (AMT)	10/30 at 100.00	2,734,332

	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023:
1,600	6.000%, 4/01/35, (AMT)	4/31 at 100.00	1,657,897
2,805	5.625%, 4/01/40, (AMT)	4/31 at 100.00	2,794,437

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty Second Series 2023:
$ 1,235	5.000%, 12/01/34, (AMT)	12/33 at 100.00	$1,288,308
1,135	5.000%, 12/01/37, (AMT)	12/33 at 100.00	1,140,573
1,000	5.000%, 12/01/39, (AMT)	12/33 at 100.00	995,861
3,100	5.000%, 12/01/41, (AMT)	12/33 at 100.00	3,057,394

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Eighth Series 2023:
2,250	5.000%, 7/15/34, (AMT)	7/33 at 100.00	2,347,850
565	5.000%, 7/15/35, (AMT)	7/33 at 100.00	585,732
490	5.000%, 7/15/37, (AMT)	7/33 at 100.00	494,477
1,450	5.000%, 7/15/38, (AMT)	7/33 at 100.00	1,450,118
590	5.000%, 7/15/39, (AMT)	7/33 at 100.00	587,576

3,960	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Taxable Series 2007B, 5.693%, 1/01/28 - SYNCORA GTY Insured, 144A	No Opt. Call	3,444,635

	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2023B-1:
440	5.000%, 11/15/39	11/33 at 100.00	453,746
790	5.000%, 11/15/44	11/33 at 100.00	791,839
785	5.000%, 11/15/45	11/33 at 100.00	785,249

	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, MTA Bridges and Tunnels, Refunding Senior Lien Green Climate Bond Certified Series 2023C:
3,225	5.000%, 11/15/36	11/33 at 100.00	3,429,985
3,225	5.000%, 11/15/38	11/33 at 100.00	3,362,500
2,330	5.250%, 11/15/40	11/33 at 100.00	2,448,105
2,325	5.250%, 11/15/42	11/33 at 100.00	2,425,873
	Total New York		115,062,827

	North Carolina - 0.2% (0.1% of Total Investments)

	Greater Asheville Regional Airport Authority, North Carolina, Airport System Revenue Bonds, Series 2023:
335	5.250%, 7/01/41 - AGM Insured, (AMT)	7/33 at 100.00	337,829
340	5.250%, 7/01/43 - AGM Insured, (AMT)	7/33 at 100.00	340,433

370	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2021, 4.000%, 9/01/46	9/28 at 103.00	267,317
	Total North Carolina		945,579

	Ohio - 3.1% (2.2% of Total Investments)

2,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	1,638,389

675	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/23	No Opt. Call	674,504

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)	No Opt. Call	880,982

21,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020A, 7.000%, 12/01/42, (AMT), 144A	12/27 at 103.00	14,142,942

1,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series 2020B, 10.000%, 12/01/27, (AMT), 144A	12/26 at 105.00	598,507
	Total Ohio		17,935,324

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Oklahoma - 0.2% (0.2% of Total Investments)

$ 1,500		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2018D, 5.450%, 8/15/28	No Opt. Call	$1,290,894
		Total Oklahoma		1,290,894

		Pennsylvania - 4.0% (2.8% of Total Investments)

		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A:
700		5.250%, 1/01/39 - AGM Insured, (AMT)	1/33 at 100.00	705,139
700		5.500%, 1/01/43 - AGM Insured, (AMT)	1/33 at 100.00	716,532

1,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/37	7/29 at 100.00	901,892

930		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A	5/31 at 100.00	907,698

3,000		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	2,749,012

500		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47	4/31 at 100.00	334,134

1,000		Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017, 5.125%, 10/15/41, 144A	10/27 at 100.00	724,706

2,000		Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020, 6.250%, 10/15/53, 144A	10/28 at 100.00	1,536,772

9,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39	2/27 at 100.00	8,877,664

3,000		Montgomery County Industrial Development Authority, Pennsylvania, Facilities Revenue Bonds, Constellation Energy Generation LLC Project, Refunding Series 2023A, 4.100%, 10/01/53, (Mandatory Put 4/03/28)	No Opt. Call	2,937,013

1,300	(c),(f)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31	No Opt. Call	130

2,960		Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B, 0.000%, 1/01/45 - BAM Insured	No Opt. Call	894,382

2,040		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2017A, 4.000%, 11/15/42	11/27 at 100.00	1,719,283

		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B:
30		5.250%, 12/01/41	12/32 at 100.00	31,310
485		5.250%, 12/01/42	12/32 at 100.00	503,241
		Total Pennsylvania		23,538,908

		Puerto Rico - 4.5% (3.2% of Total Investments)

409		HTA Claas 6, Puerto Rico Highway and Transportation Authority Highway Revenue Bonds, Series 2022, 5.250%, 7/01/38	11/23 at 100.00	409,402

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Puerto Rico (continued)
		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B:
$ 3,500		5.000%, 7/01/37, 144A	7/31 at 100.00	$3,300,760
6,500		4.000%, 7/01/42, 144A	7/31 at 100.00	5,207,995

8,000	(c),(f)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	12/23 at 100.00	2,157,252

3,065		Puerto Rico Highway and Transportation Authority, Restructured Toll Revenue Bonds, Series 2022A, 5.000%, 7/01/62	7/32 at 100.00	3,026,688

2,150		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.550%, 7/01/40	7/28 at 100.00	1,913,748

6,000		Puerto Rico, GDB Debt Recovery Authority Commonwealth Bonds, Taxable Series 2018, 7.500%, 8/20/40	No Opt. Call	4,905,000

		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
1,030		0.000%, 7/01/33	7/31 at 89.94	589,683
0	(g)	4.000%, 7/01/35	7/31 at 103.00	54
1,117		4.000%, 7/01/37	7/31 at 103.00	909,810
839		4.000%, 7/01/41	7/31 at 103.00	649,343

6,474		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022, 0.000%, 11/01/43	No Opt. Call	3,229,067
		Total Puerto Rico		26,298,802

		South Carolina - 0.3% (0.2% of Total Investments)

1,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Columbia College, Refunding Series 2020A, 5.625%, 10/01/40	10/27 at 103.00	881,072

1,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Horse Creek Academy Project, Series 2021A, 5.000%, 11/15/55, 144A	11/26 at 100.00	780,198
		Total South Carolina		1,661,270

		Tennessee - 3.6% (2.5% of Total Investments)

7,250		Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ballad Health, Long Term Interest Rate Series 2023B, 5.000%, 7/01/33	No Opt. Call	7,544,374

		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A:
665		5.000%, 7/01/36 - AGM Insured	1/34 at 100.00	706,820
525		5.000%, 7/01/37 - AGM Insured	1/34 at 100.00	549,506
675		5.000%, 7/01/39 - AGM Insured	1/34 at 100.00	694,611
1,895		5.000%, 7/01/40 - AGM Insured	1/34 at 100.00	1,943,010
1,345		5.000%, 7/01/41 - AGM Insured	1/34 at 100.00	1,372,093
1,650		5.000%, 7/01/42 - AGM Insured	1/34 at 100.00	1,673,211

650		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University, Series 2023, 5.000%, 5/01/40	5/33 at 100.00	648,519

		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2023A:
2,705		5.000%, 7/01/28, (WI/DD)	No Opt. Call	2,799,976
2,905		5.000%, 7/01/33, (WI/DD)	No Opt. Call	3,046,012
		Total Tennessee		20,978,132

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Texas - 14.5% (10.2% of Total Investments)

$ 500	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B, 5.000%, 10/01/50, 144A	10/31 at 100.00	$375,449

755	Bexar County, Texas, Venue Project Revenue Bonds, Taxable Refunding Combined Venue Tax Series 2021, 3.031%, 8/15/41 - AGM Insured	8/31 at 100.00	509,302

225	City of Midlothian, Texas, Westside Preserve Public Improvement District Improvement Area #1 Project, Special Assessment Revenue Bonds, Series 2022, 4.750%, 9/15/32, 144A	No Opt. Call	208,194

	Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, School Building Series 2023:
545	5.000%, 2/01/33	No Opt. Call	592,347
535	5.000%, 2/01/34	2/33 at 100.00	580,747
450	5.000%, 2/01/35	2/33 at 100.00	486,362
900	5.000%, 2/01/36	2/33 at 100.00	965,331
455	5.000%, 2/01/39	2/33 at 100.00	474,367
530	5.000%, 2/01/40	2/33 at 100.00	550,174
575	5.000%, 2/01/41	2/33 at 100.00	594,458
665	5.000%, 2/01/42	2/33 at 100.00	684,119
1,000	5.000%, 2/01/43	2/33 at 100.00	1,026,753

	Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2023C.:
455	5.000%, 11/01/27, (AMT)	No Opt. Call	463,692
1,635	5.000%, 11/01/28, (AMT)	No Opt. Call	1,668,375
5,275	5.000%, 11/01/29, (AMT)	No Opt. Call	5,394,117

4,605	Dallas, Texas, General Obligation Bonds, Refunding and Improvement Series 2023A, 5.000%, 2/15/42	2/33 at 100.00	4,679,078

1,000	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Refunding Series 2021, 3.500%, 9/01/36, 144A	9/31 at 100.00	764,390

1,280	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	12/23 at 100.00	1,126,152

570	Galveston, Texas, Wharves and Terminal First Lien Revenue Bonds, Series 2023, 6.000%, 8/01/43, (AMT)	2/33 at 100.00	593,653

1,000	Harris County Industrial Development Corporation, Texas, Revenue Bonds, Energy Transfer LP Project, Marine Terminal Refunding Series 2023, 4.050%, 11/01/50, (Mandatory Put 6/01/33)	3/33 at 100.00	935,275

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2023A:
4,500	5.000%, 7/01/32 - AGM Insured, (AMT)	No Opt. Call	4,630,666
3,330	5.000%, 7/01/33 - AGM Insured, (AMT)	No Opt. Call	3,433,554
3,500	5.000%, 7/01/34 - AGM Insured, (AMT)	7/33 at 100.00	3,602,313
1,250	5.000%, 7/01/38 - AGM Insured, (AMT)	7/33 at 100.00	1,239,923
1,250	5.250%, 7/01/39 - AGM Insured, (AMT)	7/33 at 100.00	1,270,039
2,500	5.250%, 7/01/40 - AGM Insured, (AMT)	7/33 at 100.00	2,531,373
2,500	5.250%, 7/01/41 - AGM Insured, (AMT)	7/33 at 100.00	2,521,113
1,250	5.250%, 7/01/42 - AGM Insured, (AMT)	7/33 at 100.00	1,254,376
1,715	5.250%, 7/01/43 - AGM Insured, (AMT)	7/33 at 100.00	1,717,180

5,610	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Refunding Series 2021, 4.000%, 11/01/38 - AGM Insured, (AMT)	11/31 at 100.00	4,915,958

7,050	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2023B, 5.000%, 5/15/39, (Mandatory Put 5/15/28)	2/28 at 100.00	7,206,029

500	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Thunder Rock Public Improvement District Improvement Area 1 Project, Series 2021, 4.125%, 9/01/41, 144A	9/31 at 100.00	399,341

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Texas (continued)

$ 1,500	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	12/23 at 100.00	$1,400,068

625	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 3 Project, Series 2021, 3.625%, 9/15/41, 144A	9/31 at 100.00	446,006

500	Mesquite, Texas, Special Assessment Revenue Bonds, Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023, 5.500%, 9/01/43, 144A	9/33 at 100.00	456,074

4,175	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Southwest Preparatory School, Series 2020A, 5.000%, 8/15/50, 144A	8/25 at 103.00	3,170,590

	New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1:
6,795	5.250%, 1/01/42	1/28 at 103.00	4,807,886
6,465	5.500%, 1/01/57	1/28 at 103.00	4,256,757

	Pflugerville, Texas, Certificates of Obligation, Combination Tax and Revenue Series 2023:
1,860	5.000%, 8/01/35	8/32 at 100.00	1,971,873
745	5.000%, 8/01/36	8/32 at 100.00	780,900
450	5.000%, 8/01/37	8/32 at 100.00	466,891

3,500	Port Beaumont Industrial Development Authority, Texas, Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021B, 4.100%, 1/01/28, 144A	12/23 at 102.05	2,764,852

2,000	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major Improvement Area Project, Series 2020, 5.375%, 9/15/40, 144A	9/30 at 100.00	1,809,444

450	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Taxable Series 2021, 3.292%, 9/01/40 - AGM Insured	9/30 at 100.00	308,709

1,500	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/50, (AMT)	12/25 at 100.00	1,334,079

	Texas State, General Obligation Bonds, Water Financial Assistance Bonds, Series 2023A:
500	5.000%, 8/01/41	8/33 at 100.00	509,350
515	5.000%, 8/01/42	8/33 at 100.00	522,807
555	5.000%, 8/01/43	8/33 at 100.00	562,135

1,540	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2020, 4.000%, 10/15/45	10/30 at 100.00	1,345,324

650	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2021, 4.000%, 10/15/51	10/31 at 100.00	540,753
	Total Texas		84,848,698

	Utah - 0.8% (0.6% of Total Investments)

500	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A, 4.125%, 2/01/41, 144A	2/26 at 103.00	362,492

	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A:
715	5.000%, 7/01/34, (AMT)	7/33 at 100.00	728,638
645	5.250%, 7/01/43, (AMT)	7/33 at 100.00	643,221

970	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A, 5.125%, 7/15/51, 144A	1/25 at 102.00	685,082

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Utah (continued)

$ 2,540	Wohali Public Infrastructure District 1, Utah, Special Assessment Revenue Bonds, Assessment Area 1 Series 2023, 7.000%, 12/01/42, 144A	9/28 at 103.00	$2,363,483
	Total Utah		4,782,916

	Virgin Islands - 0.6% (0.4% of Total Investments)

2,365	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/32	No Opt. Call	2,325,504

1,000	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds, WICO Financing, Series 2022A, 6.125%, 10/01/42, 144A	10/29 at 104.00	938,985
	Total Virgin Islands		3,264,489

	Virginia - 1.9% (1.4% of Total Investments)

2,195	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center, Series 2023A, 5.000%, 7/01/53, (Mandatory Put 7/01/31)	7/30 at 100.00	2,271,693

3,580	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53, (Mandatory Put 7/01/30)	1/30 at 100.00	3,697,366

2,790	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century Collage & Equipment Programs, Series 2023A, 5.250%, 2/01/42	2/33 at 100.00	2,934,019

	Virginia Port Authority, Commonwealth Port Fund Revenue Bonds, Series 2023A:
270	5.000%, 7/01/41	7/33 at 100.00	282,472
1,000	5.000%, 7/01/42	7/33 at 100.00	1,040,170
130	5.000%, 7/01/43	7/33 at 100.00	134,710

1,000	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1, 8.000%, 10/01/43, 144A	10/30 at 120.40	935,778
	Total Virginia		11,296,208

	Washington - 1.4% (1.0% of Total Investments)

1,770	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/41	10/24 at 100.00	1,685,007

1,915	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2021B, 4.000%, 10/01/42, (Mandatory Put 10/01/30)	No Opt. Call	1,781,487

5,683	Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2023-1 Class A, 3.375%, 4/20/37	No Opt. Call	4,477,450
	Total Washington		7,943,944

	West Virginia - 1.0% (0.7% of Total Investments)

3,890	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020, 7.625%, 12/01/40, 144A	12/27 at 103.00	2,952,635

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2021, 4.125%, 7/01/45, (AMT), (Mandatory Put 7/01/25)	1/25 at 100.00	978,048

	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A:
1,035	5.000%, 6/01/41	6/33 at 100.00	1,027,713
1,000	5.000%, 6/01/43	6/33 at 100.00	982,824
	Total West Virginia		5,941,220

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)		Optional Call Provisions (b)	Value

		Wisconsin - 3.9% (2.7% of Total Investments)

$ 3,000		Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable Natural Gas Production Plant Project, Series 2021A, 5.500%, 12/01/32, 144A		12/26 at 100.00	$2,397,467

6,350		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc., Series 2020A, 5.000%, 1/01/56, 144A		1/28 at 100.00	4,791,619

200		Public Finance Authority of Wisconsin, Education Revenue Bonds, Shining Rock Classical Academy, Series 2022A, 6.125%, 6/15/57		6/29 at 101.00	170,024

1,000		Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2021A, 5.000%, 6/01/56, 144A		6/28 at 100.00	739,584

1,000		Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2021, 5.000%, 8/01/51, 144A		8/28 at 100.00	738,204

2,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A, 5.000%, 2/01/52		2/32 at 100.00	1,739,142

		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B:
1,670		5.625%, 2/01/46, 144A		2/32 at 100.00	1,481,043
2,000		6.000%, 2/01/62, 144A		2/32 at 100.00	1,784,804

5,000		Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A		12/27 at 100.00	4,365,437

1,000		Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy Progress Project, Refunding Series 2022B, 4.000%, 10/01/46, (Mandatory Put 10/01/30)		No Opt. Call	956,217

2,000		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, 4.000%, 7/01/41, (AMT)		7/31 at 100.00	1,392,671

100	(c),(f)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B, 15.000%, 3/31/24		4/23 at 105.00	10

2,500		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39		4/27 at 100.00	2,174,150
		Total Wisconsin			22,730,372
		Total Municipal Bonds (cost $917,832,795)			813,606,698

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		CORPORATE BONDS - 1.4% (1.0% of Total Investments)

		Health Care Equipment & Services - 1.3% (0.9% of Total Investments)
$ 2,750		Care New England Health System	5.500%	9/01/26	$2,481,875
4,363		Toledo Hospital/The	5.325%	11/15/28	3,337,695
3,000		Toledo Hospital/The	6.015%	11/15/48	1,998,750
		Total Health Care Equipment & Services			7,818,320

		Real Estate Management & Development - 0.1% (0.1% of Total Investments)
504	(f)	Benloch Ranch Improvement Association No 1, 144A	9.750%	12/01/39	457,538
		Total Real Estate Management & Development			457,538
		Total Corporate Bonds (cost $8,681,894)			8,275,858

Shares		Description (a)					Value
		COMMON STOCKS - 0.2% (0.1% of Total Investments)

		Utilities - 0.2% (0.1% of Total Investments)
17,120	(h),(i)	Talen Energy Supply LLC					$894,520
		Total Utilities					894,520
		Total Common Stocks (cost $547,840)					894,520

Principal Amount (000)		Description (a)	Coupon (j)	Reference Rate (j)	Spread (j)	Maturity (k)	Value
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments) (j)

		Capital Goods - 0.0% (0.0% of Total Investments)
$ 129	(c),(f),(l)	KDC Agribusiness Fairless Hills LLC	12.000%	N/A	N/A	9/17/23	$28,193
		Total Capital Goods					28,193
		Total Variable Rate Senior Loan Interests (cost $128,676)					28,193
		Total Long-Term Investments (cost $927,191,205)					822,805,269

Principal Amount (000)		Description (a)				Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 1.6% (1.1% of Total Investments)

		MUNICIPAL BONDS - 1.6% (1.1% of Total Investments)

		Michigan - 1.6% (1.1% of Total Investments)
$ 9,000	(m)	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Tender Option Bond Trust Series 2022-XM1091, 4.080%, 7/01/25, (Mandatory Put 10/6/2023), 144A				No Opt. Call	$9,000,000
		Total Michigan					9,000,000
		Total Municipal Bonds (cost $9,000,000)					9,000,000
		Total Short-Term Investments (cost $9,000,000)					9,000,000

		Total Investments (cost $936,191,205) - 142.6%					831,805,269
		Floating Rate Obligations - (0.1)%					(650,000)
		MFP Shares, Net - (41.1)%(n)					(239,609,609)
		Other Assets & Liabilities, Net - (1.4)%					(8,041,494)
		Net Assets Applicable to Common Shares - 100%					$583,504,166

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	For fair value measurement disclosure purposes, investment classified as Level 3.
(g)	Principal Amount (000) rounds to less than $1,000.
(h)
In May 2023, Talen Energy completed a Chapter 11 plan of reorganization whereby the Fund received Talen Energy Common Stock in exchange for the following portfolio holding: Talen Energy Supply LLC, 6.000%, 12/15/36, Senior Note.

(i)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(j)
Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

NDMO	Nuveen Dynamic Municipal Opportunities Fund (continued)
Portfolio of Investments October 31, 2023

(k)
Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(l)
Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(m)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(n)	MFP Shares, Net as a percentage of Total Investments is 28.8%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
N/A	Not Applicable.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

Statement of Assets and Liabilities
October 31, 2023

October 31, 2023	NVG	NZF	NMZ	NMCO	NDMO
ASSETS

Long-term investments, at value †	$4,360,258,893	$3,965,052,004	$1,782,737,989	$1,000,603,161	$822,805,269

Short-term investments, at value à	39,360,000	-	-	-	9,000,000
Cash	6,922,191	11,160,687	-	-	981,452
Cash held in escrow for preferred shares noticed for redemption	-	-	-	20,000,000	-
Receivables:
Dividends	-	1,938	-	-	-
Interest	66,659,552	60,838,949	37,854,524	19,819,480	18,559,977
Investments sold	65,577,745	10,537,716	12,963,776	20,880,612	9,374,040
Deferred offering costs	87,147	-	273,749	216,315	287,958
Other	2,103,295	1,012,887	234,369	110,895	102,483

Total assets	4,540,968,823	4,048,604,181	1,834,064,407	1,061,630,463	861,111,179

LIABILITIES
Cash overdraft	-	-	5,699,306	6,439	-
Floating rate obligations	210,540,000	374,706,000	406,701,000	19,960,000	650,000
AMTP Shares, Net *	-	-	356,521,633	-	-
MFP Shares, Net **	515,526,990	640,119,683	-	429,128,343	239,609,609
VRDP Shares, Net ***	1,233,916,102	673,553,812	-	-	-
Payables:
MFP Shares noticed for redemption, at liquidation value	-	-	-	20,000,000	-
Dividends	8,597,526	7,959,084	4,590,639	2,352,184	3,379,817
Interest	2,413,706	5,718,075	3,842,472	124,808	2,062
Investments purchased - regular settlement	22,652,622	13,425,500	4,882,000	16,563,720	13,353,478
Investments purchased - when-issued/delayed-delivery settlement	26,199,452	13,005,554	2,360,696	21,192,937	19,882,747
Offering costs	-	-	2,705	-	-
Accrued expenses:
Custodian fees	282,572	259,063	123,773	74,530	75,739
Investor relations	77,338	68,148	24,179	14,475	2,805
Management fees	2,330,805	2,091,808	958,703	771,176	592,207
Trustees fees	1,289,898	893,872	162,984	40,198	33,853
Professional fees	19,121	3,828	11,264	7,691	7,102
Shareholder reporting expenses	71,772	75,584	28,408	17,808	15,201
Shareholder servicing agent fees	11,976	8,724	3,879	2,372	2,375
Shelf offering costs	-	-	-	67,553	-
Other	–	1,957	1,997	23,824	18

Total liabilities	2,023,929,880	1,731,890,692	785,915,638	510,348,058	277,607,013

Commitments and contingencies (1)

Net assets applicable to common shares	$2,517,038,943	$2,316,713,489	$1,048,148,769	$551,282,405	$583,504,166

Common shares outstanding	213,522,363	193,729,050	110,539,338	54,801,890	59,562,212

Net asset value (“NAV”) per common share outstanding	$11.79	$11.96	$9.48	$10.06	$9.80

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$2,135,224	$1,937,291	$1,105,393	$548,019	$595,622
Paid-in capital	3,086,341,673	2,764,929,352	1,454,109,375	817,984,468	840,131,715
Total distributable earnings (loss)	(571,437,954)	(450,153,154)	(407,065,999)	(267,250,082)	(257,223,171)

Net assets applicable to common shares	$2,517,038,943	$2,316,713,489	$1,048,148,769	$551,282,405	$583,504,166
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$4,822,670,768	$4,116,776,199	$2,057,247,324	$1,129,770,194	$927,191,205

à Short-term investments, cost	$39,360,000	$–	$–	$–	$9,000,000

* AMTP Shares, liquidation preference	–	–	357,000,000	–	–

** MFP Shares, liquidation preference	517,400,000	641,000,000	–	430,000,000	240,000,000

*** VRDP Shares, liquidation preference	1,236,600,000	677,000,000	–	–	–

(1)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations
October 31, 2023

Year Ended October 31, 2023	NVG	NZF	NMZ	NMCO	NDMO

INVESTMENT INCOME
Interest	$222,349,246	$192,470,850	$101,779,100	$56,064,773	$43,413,340
Total investment income	222,349,246	192,470,850	101,779,100	56,064,773	43,413,340

EXPENSES
Management fees	28,913,825	24,240,422	12,552,706	9,806,782	7,408,432
Shareholder servicing agent fees	78,003	47,341	25,099	14,903	14,924
Interest expense and amortization of offering costs	66,842,179	65,769,336	31,090,213	19,104,301	9,952,399
Trustees fees	158,003	131,665	54,185	37,343	32,350
Custodian expenses, net	129,350	138,081	118,429	73,415	19,231
Investor relations expenses	170,918	143,913	73,413	43,562	129,193
Liquidity fees	9,355,951	1,229,896	–	826,116	–
Merger expenses	–	426,000	–	–	–
Professional fees	394,515	387,553	820,087	503,646	184,892
Remarketing fees	2,600,997	75,878	–	101,389	–
Shareholder reporting expenses	153,128	139,729	72,854	41,493	45,221
Stock exchange listing fees	64,231	60,816	76,448	20,736	20,930
Other	221,488	137,660	62,791	94,563	12,206

Total expenses	109,082,588	92,928,290	44,946,225	30,668,249	17,819,778

Net investment income (loss)	113,266,658	99,542,560	56,832,875	25,396,524	25,593,562

REALIZED AND UNREALIZED GAIN (LOSS)

Realized gain (loss) from:
Investments	(64,101,331)	(73,224,640)	(66,935,786)	(45,121,374)	(62,014,472)
Futures contracts	–	–	–	–	831,869
Net realized gain (loss)	(64,101,331)	(73,224,640)	(66,935,786)	(45,121,374)	(61,182,603)

Change in unrealized appreciation (depreciation) on:
Investments	(21,872,197)	(30,396,013)	17,358,472	(5,984,512)	52,750,886
Futures contracts	–	–	–	–	(2,140,765)
Net change in unrealized appreciation (depreciation)	(21,872,197)	(30,396,013)	17,358,472	(5,984,512)	50,610,121

Net realized and unrealized gain (loss)	(85,973,528)	(103,620,653)	(49,577,314)	(51,105,886)	(10,572,482)

Net increase (decrease) in net assets applicable to common shares from operations	$27,293,130	$(4,078,093)	$7,255,561	$(25,709,362)	$15,021,080

See Notes to Financial Statements

Statement of Changes in Net Assets
October 31, 2023

	NVG		NZF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
OPERATIONS
Net investment income (loss)	$113,266,658	$156,378,770	$99,542,560	$107,801,856
Net realized gain (loss)	(64,101,331)	(39,621,634)	(73,224,640)	(171,362,098)
Net change in unrealized appreciation (depreciation)	(21,872,197)	(1,029,776,506)	(30,396,013)	(552,200,933)

Net increase (decrease) in net assets applicable to common shares from operations	27,293,130	(913,019,370)	(4,078,093)	(615,761,175)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends	(114,020,943)	(172,239,856)	(95,928,228)	(110,518,441)

Total distributions	(114,020,943)	(172,239,856)	(95,928,228)	(110,518,441)

CAPITAL SHARE TRANSACTIONS

Fund Reorganization/Merger	–	–	391,798,148	337,312,370
Reinvestments of distributions	–	1,689,861	–	–
Cost of shares repurchased and retired	–	–	(214,827)	–

Net increase (decrease) applicable to common shares from capital share transactions	–	1,689,861	391,583,321	337,312,370
Net increase (decrease) in net assets applicable to common shares	(86,727,813)	(1,083,569,365)	291,577,000	(388,967,246)
Net assets applicable to common shares at the beginning of the period	2,603,766,756	3,687,336,121	2,025,136,489	2,414,103,735

Net assets applicable to common shares at the end of the period	$2,517,038,943	$2,603,766,756	$2,316,713,489	$2,025,136,489

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	NMZ		NMCO

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
OPERATIONS
Net investment income (loss)	$56,832,875	$73,190,814	$25,396,524	$41,984,439
Net realized gain (loss)	(66,935,786)	(59,668,730)	(45,121,374)	(20,149,038)
Net change in unrealized appreciation (depreciation)	17,358,472	(412,043,906)	(5,984,512)	(215,318,529)

Net increase (decrease) in net assets applicable to common shares from operations	7,255,561	(398,521,822)	(25,709,362)	(193,483,128)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(60,518,649)	(77,261,266)	(33,420,741)	(39,698,302)
Return of Capital	(1,274,052)	–	(446,021)	–

Total distributions	(61,792,701)	(77,261,266)	(33,866,762)	(39,698,302)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	9,590,166	162,568,435	357,037	19,150,641
Reinvestments of distributions	111,408	1,447,326	–	260,907

Net increase (decrease) applicable to common shares from capital share transactions	9,701,574	164,015,761	357,037	19,411,548
Net increase (decrease) in net assets applicable to common shares	(44,835,566)	(311,767,327)	(59,219,087)	(213,769,882)
Net assets applicable to common shares at the beginning of the period	1,092,984,335	1,404,751,662	610,501,492	824,271,374

Net assets applicable to common shares at the end of the period	$1,048,148,769	$1,092,984,335	$551,282,405	$610,501,492

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	NDMO

	Year Ended 10/31/23	Year Ended 10/31/22
OPERATIONS
Net investment income (loss)	$25,593,562	$29,814,419
Net realized gain (loss)	(61,182,603)	(87,702,703)
Net change in unrealized appreciation (depreciation)	50,610,121	(199,839,884)

Net increase (decrease) in net assets applicable to common shares from operations	15,021,080	(257,728,168)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends	(24,558,159)	(29,662,852)
Return of Capital	(23,182,895)	(24,771,804)

Total distributions	(47,741,054)	(54,434,656)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	–	12,647,921
Reinvestments of distributions	1,070,076	1,121,470

Net increase (decrease) applicable to common shares from capital share transactions	1,070,076	13,769,391
Net increase (decrease) in net assets applicable to common shares	(31,649,898)	(298,393,433)
Net assets applicable to common shares at the beginning of the period	615,154,064	913,547,497

Net assets applicable to common shares at the end of the period	$583,504,166	$615,154,064

See Notes to Financial Statements

Statement of Cash Flows
October 31, 2023

Year Ended October 31, 2023	NVG	NZF	NMZ	NMCO	NDMO

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$27,293,130	$(4,078,093)	$7,255,561	$(25,709,362)	$15,021,080
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(792,547,111)	(1,181,054,995)	(544,946,481)	(372,497,802)	(724,765,592)
Proceeds from sale and maturities of investments	933,653,774	1,026,257,806	583,454,738	407,863,387	684,528,955
Proceeds from (Purchase of) short-term investments, net	(39,360,000)	–	–	–	(7,036,837)
Taxes paid	(15,418)	(2,049)	(39,730)	(26,574)	(16,444)
Amortization (Accretion) of premiums and discounts, net	(18,654,237)	(22,515,169)	(7,834,473)	(7,104,033)	239,476
Amortization of deferred offering costs	506,944	603,082	68,387	110,051	(82,890)
(Increase) Decrease in:
Receivable for dividends	–	921	–	–	–
Receivable for interest	975,281	(2,332,544)	4,344,354	4,272,108	441,734
Receivable for investments sold	(41,355,895)	96,435,356	6,981,469	(4,313,313)	(8,994,040)
Receivable for variation margin on futures contracts	–	–	–	–	172,125
Other assets	(221,522)	(87,555)	(100,004)	(6,862)	(72,651)
Increase (Decrease) in:
Unrealized depreciation on recourse trusts	–	(2,027,605)	–	(178,372)	–
Payable for interest	648,572	4,000,440	(484,040)	(188,982)	(1,312,859)
Payable for investments purchased - regular settlement	22,652,622	(40,794,928)	(12,705,406)	(7,155,629)	13,353,478
Payable for investments purchased - when-issued/delayed-delivery settlement	17,320,592	10,378,567	(7,042,171)	18,275,697	19,882,747
Payable for offering cost	–	–	(11,624)	–	(190,634)
Accrued custodian fees	(105,916)	(60,607)	(28,422)	(31,752)	(43,867)
Accrued investor relations fees	(44,109)	(21,758)	381	(8,991)	10,756
Accrued management fees	(119,860)	227,755	(68,833)	(54,620)	(37,711)
Accrued Trustees fees	193,764	141,985	33,037	14,684	12,143
Accrued professional fees	(42,324)	(71,040)	(25,027)	(20,501)	(9,112)
Accrued shareholder reporting expenses	(14,512)	14,288	(4,478)	(1,638)	(2,472)
Accrued shareholder servicing agent fees	(2,653)	1,622	773	2,348	2,347
Accrued shelf offering costs	–	–	(35,218)	(6,574)	(9,542)
Accrued other expenses	8,139	(290,028)	(19,231)	(29,227)	(446)
Net realized (gain) loss from investments	64,101,331	73,224,640	66,935,786	45,121,374	62,014,472
Net realized (gain) loss from paydowns	(8,592)	(10,754)	(388,352)	(332,093)	(150,853)
Net change in unrealized (appreciation) depreciation of investments	21,872,197	30,396,013	(17,358,472)	5,984,512	(52,750,886)
Net cash provided by (used in) operating activities	196,734,197	(11,664,650)	77,982,524	63,977,836	202,477
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	51,992,872	386,303,293	125,256,353	64,743,297	–
(Repayments) of borrowings	(51,992,872)	(426,303,293)	(125,256,353)	(72,943,297)	–
Proceeds from floating rate obligations	162,260,000	230,777,000	248,431,000	18,640,000	650,000
(Repayments of) floating rate obligations	(141,595,000)	(39,830,000)	(284,400,000)	(16,530,000)	(8,405,000)
(Repayments for) MFP Shares redeemed, at liquidation preference	(138,000,000)	–	–	–	–
(Repayments for) VRDP Shares redeemed, at liquidation preference	–	(50,000,000)	–	–	–
Proceeds from shelf offering	4,559	–	9,589,760	357,111	(5,618)
Increase (Decrease) in:
Cash overdraft	(544,737)	(2,845,247)	5,699,306	(3,746,457)	–
Cash distributions paid to common shareholders	(116,436,828)	(95,935,157)	(62,782,908)	(34,498,490)	(47,394,411)
Cost of common shares repurchased and retired	–	(214,827)	–	–	–

Net cash provided by (used in) financing activities	(234,312,006)	1,951,769	(83,462,842)	(43,977,836)	(55,155,029)
Net increase (decrease) in Cash	(37,577,809)	(9,712,881)	(5,480,318)	20,000,000	(54,952,552)
Cash, cash held in escrow for preferred shares noticed for redemption and cash collateral at brokers at the beginning of period	44,500,000	–	5,480,318	–	55,934,004
Cash acquired in connection with the merger	–	20,873,568	–	–	–

Cash and cash held in escrow for preferred shares noticed for redemption at the end of period	$6,922,191	$11,160,687	$–	$20,000,000	$981,452

See Notes to Financial Statements

The following table provides a reconciliation of cash, cash held in escrow for preferred shares noticed for redemption and cash collateral at brokers to the statement of assets and liabilities:

	NVG	NZF	NMZ	NMCO	NDMO

Cash	$6,922,191	$11,160,687	$–	$–	$981,452

Cash held in escrow for preferred shares noticed for redemption	–	–	–	35,000,000	–
Total cash and cash held in escrow for preferred shares noticed for redemption	$6,922,191	$11,160,687	$–	$35,000,000	$981,452

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NVG	NZF	NMZ	NMCO	NDMO

Cash paid for interest	$65,673,119	$61,134,228	$31,246,494	$19,139,062	$11,219,877

Non-cash financing activities not included herein consists of reinvestments of common share distributions	–	–	111,408	–	1,070,076

See Notes to Financial Statements

Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Common
	Share							Discount
	Net Asset	Net	Net					Per	Net Asset	Share
	Value,	Investment	Realized/			From Net		Share	Value,	Price,
	Beginning	Income (NII)	Unrealized		From	Realized		Repurchased	End of	End of
	of Period	(Loss)	Gain (Loss)	Total	NII	Gains	Total	and Retired	Period	Period
NVG
10/31/23	$12.19	$0.53	$(0.40)	$0.13	$(0.53)	$ –	$(0.53)	$ –	$11.79	$10.03
10/31/22	17.28	0.73	(5.01)	(4.28)	(0.78)	(0.03)	(0.81)	–	12.19	11.03
10/31/21	16.76	0.82	0.60	1.42	(0.81)	(0.09)	(0.90)	–	17.28	17.29
10/31/20	17.17	0.82	(0.41)	0.41	(0.79)	(0.03)	(0.82)	–	16.76	15.62
10/31/19	15.48	0.79	1.72	2.51	(0.79)	(0.03)	(0.82)	–	17.17	16.45
NZF
10/31/23	12.24	0.55	(0.30)	0.25	(0.53)	–	(0.53)	–(c)	11.96	10.10
10/31/22	16.98	0.71	(4.72)	(4.01)	(0.73)	–	(0.73)	–	12.24	10.83
10/31/21	15.96	0.78	1.03	1.81	(0.79)	–	(0.79)	–	16.98	16.73
10/31/20	16.63	0.80	(0.71)	0.09	(0.76)	–	(0.76)	–	15.96	14.74
10/31/19	15.07	0.75	1.60	2.35	(0.79)	–	(0.79)	–	16.63	16.03

(a)	Percentage is not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based	Based	Net		Net
on	on	Assets,		Investment	Portfolio
Net Asset	Share	End of		Income	Turnover
Value(a)	Price(a)	Period (000)	Expenses(b)	(Loss)(b)	Rate

0.70%	(4.77)%	$2,517,039	3.85%	4.00%	17%
(25.56)	(32.54)	2,603,767	2.16	4.83	19
8.54	16.65	3,687,336	1.52	4.70	12
2.53	0.06	3,576,356	1.98	4.89	15
16.52	29.47	3,476,962	2.49	4.82	6

1.62	(2.35)	2,316,713	3.87	4.14	26
(24.20)	(31.77)	2,025,136	2.20	4.78	61
11.45	19.05	2,414,104	1.61	4.60	15
0.58	(3.34)	2,267,965	2.04	4.95	21
15.90	27.08	2,364,022	2.60	4.68	12

(b)	● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
●
The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to
	Average Net Assets Applicable
	to Common Shares
	NVG	NZF
10/31/23	2.78%	2.79%
10/31/22	1.10	1.14
10/31/21	0.52	0.62
10/31/20	0.97	1.01
10/31/19	1.47	1.55

(c)	Value rounded to zero.

See Notes to Financial Statements.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share

										Premium
	Common									per
	Share									Share
	Net Asset	Net	Net							Sold	Net Asset	Share
	Value,	Investment	Realized/			From Net			Shelf	through	Value,	Price,
	Beginning	Income (NII)	Unrealized		From	Realized	Return of		Offering	Shelf	End of	End of
	of Period	(Loss)	Gain (Loss)	Total	NII	Gains	Capital	Total	Costs	Offering	Period	Period
NMZ
10/31/23	$9.97	$0.51	$(0.44)	$0.07	$(0.55)	$–	$(0.01)	$(0.56)	$–	$–(c)	$9.48	$8.37
10/31/22	14.53	0.70	(4.53)	(3.83)	(0.75)	–	–	(0.75)	–(c)	0.02	9.97	9.85
10/31/21	13.22	0.72	1.30	2.02	(0.77)	–	–	(0.77)	–(c)	0.06	14.53	14.71
10/31/20	14.04	0.70	(0.82)	(0.12)	(0.73)	–	–	(0.73)	–(c)	0.03	13.22	13.22
10/31/19	12.77	0.76	1.20	1.96	(0.70)	–	–	(0.70)	–	0.01	14.04	14.22
NMCO
10/31/23	11.15	0.46	(0.93)	(0.47)	(0.61)	–	(0.01)	(0.62)	–(c)	–(c)	10.06	8.67
10/31/22	15.47	0.78	(4.36)	(3.58)	(0.74)	–	–	(0.74)	–(c)	–(c)	11.15	10.39
10/31/21	12.81	0.82	2.58	3.40	(0.74)	–	–	(0.74)	–	–(c)	15.47	15.04
10/31/20	15.08	0.71	(2.25)	(1.54)	(0.73)	–	–	(0.73)	–	–	12.81	11.68
10/31/19(d)	15.00	0.04	0.04	0.08	–	–	–	—	–	–	15.08	15.39

(a)	Percentage is not annualized.
(b)
●
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

●
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to
	Average Net Assets Applicable
	to Common Shares
	NMZ	NMCO
10/31/23	2.59%	3.12%
10/31/22	0.93	1.21
10/31/21	0.36	0.72
10/31/20	0.66	0.10
10/31/19	1.16	–(d),(e)

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(a)	Based on Share Price(a)	Net Assets, End of Period (000)	Expenses(b)	Net Investment Income (Loss)(b)	Portfolio Turnover Rate

0.13%	(10.28)%	$1,048,149	3.75%	4.74%	27%
(27.13)	(28.88)	1,092,984	2.05	5.61	30
15.80	17.32	1,404,752	1.43	5.13	6
(0.49)	(1.84)	1,097,418	1.68	5.19	10
15.75	27.45	969,068	2.20	5.67	15

(4.85)	(11.69)	551,282	4.78	3.96	34
(23.88)	(26.91)	610,501	2.74	5.69	30
26.91	35.55	824,271	2.18	5.52	12
(10.33)	(19.78)	682,510	2.41	5.24	70
0.53	2.60	803,046	1.01 (e)	2.58 (e)	8

(c)	Value rounded to zero.
(d)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NDMO
10/31/23	$10.34	$0.43	$(0.17)	$0.26	$(0.41)	$–	$(0.39)	$(0.80)	$–	$9.80	$9.12
10/31/22	15.60	0.51	(4.85)	(4.34)	(0.50)	–	(0.42)	(0.92)	–	10.34	9.43
10/31/21	14.92	0.49	1.10	1.59	(0.50)	(0.31)	(0.11)	(0.92)	0.01	15.60	15.64
10/31/20(c)	15.00	0.03	(0.03)	–	(0.08)	–	–	(0.08)	–	14.92	15.00

(a)	Percentage is not annualized.
(b)
●
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

●
The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NDMO
10/31/23	1.54%
10/31/22	0.75
10/31/21	0.33
10/31/20(c)	0.03

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(a)	Based on Share Price(a)	Net Assets, End of Period (000)	Expenses(b)		Net Investment Income (Loss)(b)		Portfolio Turnover Rate

1.96%	4.45%	$583,504	2.76%		3.97%		79%
(28.77)	(35.09)	615,154	2.07		3.78		61
10.77	10.47	913,547	1.55		3.02		63
(0.02)	0.51	846,790	0.89	(d)	1.06	(d)	4

(c)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
(d)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		MFP Shares		VRDP Shares

		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)(a)	Share(b)	(000)(a)	Share(b),(d)	(000)(a)	Share(b)	Preference(e)
NVG
10/31/23	$–	$–	$517,400	$243,503	$1,236,600	$243,503	$2.44
10/31/22	–	–	610,900	240,935	1,236,600	240,935	2.41
10/31/21	112,000	291,153	405,400	291,153	1,411,600	291,153	2.91
10/31/20	112,000	285,399	405,400	285,399	1,411,600	285,399	2.85
10/31/19	–	–	405,400	291,357	1,411,600	291,357	2.91
NZF
10/31/23	–	–	641,000	275,775	677,000	275,775	2.76
10/31/22	–	–	641,000	243,831	727,000	243,831	2.44
10/31/21	–	–	641,000	276,470	727,000	276,470	2.76
10/31/20	–	–	641,000	265,787	727,000	265,787	2.66
10/31/19	–	–	641,000	272,809	727,000	272,809	2.73

(a)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not included any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.

(b)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(c)
NVG’s Series B and Series C MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B and Series C MFP Shares were as follows:

NVG	Asset Coverage Per $1,000 Share(c)
Series B
10/31/23	$2,435
10/31/22	2,409
10/31/21	2,912
10/31/20	2,854
10/31/19	2,914
Series C
10/31/23	$2,435
10/31/22	2,409
10/31/21	–
10/31/20	–
10/31/19	–

(d)	Includes all preferred shares presented for the Fund.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		AMTP Shares		MFP Shares

				Asset		Asset
	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage
	Amount	Coverage	Amount	Per	Amount	Per
	Outstanding	Per $1,000	Outstanding	$100,000	Outstanding	$100,000
	(000)(a)	Share(b)	(000)(a)	Share(c)	(000)(a)	Share(c)
NMZ
10/31/23	$–	$–	$357,000	$393,599	$–	$–
10/31/22	–	–	357,000	406,158	–	–
10/31/21	–	–	257,000	646,596	–	–
10/31/20	–	–	87,000	1,361,400	–	–
10/31/19	–	–	87,000	1,213,872	–	–
NMCO
10/31/23	–	–	–	–	430,000	228,205
10/31/22	–	–	–	–	450,000	237,489
10/31/21	–	–	–	–	450,000	283,171
10/31/20	–	–	–	–	450,000	251,669
10/31/19(d)	–	–	–	–	–	–
NDMO
10/31/23	–	–	–	–	240,000	343,127
10/31/22	–	–	–	–	240,000	356,314
10/31/21	191,900	5,761	–	–	–	–
10/31/20(e)	–	–	–	–	–	–

(a)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not included any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.

(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(c)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(d)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
(e)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)

•	Nuveen Municipal Credit Income Fund (NZF)

•	Nuveen Municipal High Income Opportunity Fund (NMZ)

•	Nuveen Municipal Credit Opportunities Fund (NMCO)

•	Nuveen Dynamic Municipal Opportunities Fund (NDMO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end
management investment companies. NVG, NZF, NMZ, NMCO and NDMO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003, April 18, 2019 and November 4, 2019, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is October 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2023 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory
agreements with Nuveen Asset Management, LLC, (the
“Sub-Adviser”),
a subsidiary of the Adviser, under which the
Sub-Adviser
manages the investment portfolios of the Funds.
Fund Reorganization and Mergers:
Effective prior to the opening of business on June 6, 2022, Nuveen Enhanced Municipal Value Fund (NEV) (the “Target Fund”) was reorganized into Nuveen Municipal Credit Income Fund (“NZF” or the “Acquiring Fund”), (the “Reorganization”). Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund was the survivor of the reorganization.
Effective prior to the opening of business on April 17, 2023, Nuveen Ohio Quality Municipal Income Fund (NUO) and Nuveen Georgia Quality Municipal Income Fund (NKG) (the “Target Funds”) were each merged into NZF (the “Acquiring Fund”) (each a “Merger”).
With respect to each Merger of a Target Fund with and into the Acquiring Fund, the separate legal existence of the Target Fund ceased for all purposes and the Acquiring Fund succeeded to all the assets and assumed all the liabilities of the Target Fund. Shares of the Target Fund were converted into newly issued shares of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Refer to Note 11 for further details on each Merger.
Developments Regarding the Fund’s Control Share
By-Law:
On October 5, 2020, the Fund and certain other
closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Fund’s by-laws
to provide that the Fund’s Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit:
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NVG	$253,070

NZF	176,540

NMZ	70,972

NMCO	28,638

NDMO	73,421
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
NDMO makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of October 31 each year.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend
date.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

Notes to Financial Statements
(continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.
New Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”)
2020-04,
Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU
2022-04
and issued ASU
2022-06,
Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NVG	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$4,300,095,348	$65,578*	$ 4,300,160,926
Common Stocks	–	60,097,967	–	60,097,967
Short-Term Investments:
Municipal Bonds	–	39,360,000	–	39,360,000
Total	$–	$4,399,553,315	$65,578	$ 4,399,618,893

NZF	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$3,843,938,925	$18,415*	$ 3,843,957,340
Common Stocks	–	120,121,945	–	120,121,945
Investment Companies	972,719	–	–	972,719
Total	$972,719	$3,964,060,870	$18,415	$ 3,965,052,004

NMZ	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$1,711,837,211	$11,110,430*	$ 1,722,947,641
Common Stocks	–	59,628,110	–	59,628,110
Variable Rate Senior Loan Interests	–	–	162,238*	162,238
Total	$–	$1,771,465,321	$11,272,668	$ 1,782,737,989

NMCO	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$916,132,831	$11,876,721*	$ 928,009,552
Common Stocks	–	72,523,127	–	72,523,127
Variable Rate Senior Loan Interests	–	–	70,482*	70,482
Total	$–	$988,655,958	$11,947,203	$ 1,000,603,161

NDMO	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$811,247,706	$2,358,992*	$ 813,606,698
Corporate Bonds	–	7,818,320	457,538*	8,275,858
Common Stocks	–	894,520	–	894,520
Variable Rate Senior Loan Interests	–	–	28,193*	28,193
Short-Term Investments:
Municipal Bonds	–	9,000,000	–	9,000,000
Total	$–	$828,960,546	$2,844,723	$ 831,805,269

*	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described later in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described later in these Notes to Financial Statements.
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Notes to Financial Statements
(continued)

	NVG	NZF	NMZ

	Level 3	Level 3	Level 3

	Municipal Bonds	Municipal Bonds	Municipal Bonds	Corporate Bonds	Variable Rate Senior Loan Interests

Balance at the beginning of period	$196,331	$55,131	$2,568,954	$128,102	$-
Gains (losses):
Net realized gains (losses)	1,013	10,754	740	(3,389,925)	-
Change in net unrealized appreciation (depreciation)	(1,013)	(10,754)	(2,396,022)	3,341,898	(351,691)
Purchases at cost	-	-	285,000	-	700,000
Sales at proceeds	(130,753)	(36,716)	(441,625)	(80,075)	(249,634)
Net discounts (premiums)	-	-	-	-	-
Transfers into	-	-	11,093,393	-	63,563
Transfers (out of)	-	-	(10)	-	-

Balance at the end of period	$65,578	$18,415	$11,110,430	$-	$162,238

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(1,013)	$(10,754)	$(33,337,790)	$-	$(645,224)

	NMCO		NDMO

	Level 3		Level 3

	Municipal Bonds	Variable Rate Senior Loan Interests	Municipal Bonds	Corporate Bonds	Variable Rate Senior Loan Interests

Balance at the beginning of period	$274,007	$-	$-	$-	$-
Gains (losses):
Net realized gains (losses)	463	-	-	-	-
Change in net unrealized appreciation (depreciation)	(210,442)	(251,208)	(99,990)	-	(100,483)
Purchases at cost	210,000	500,000	100,000	-	200,000
Sales at proceeds	(182,485)	(178,310)	-	-	(71,324)
Net discounts (premiums)	-	-	-	-	-
Transfers into	11,785,178	-	2,358,982	457,538	-
Transfers (out of)	-	-	-	-	-

Balance at the end of period	$11,876,721	$70,482	$2,358,992	$457,538	$28,193

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(35,562,327)	$(251,208)	$(6,547,231)	$22,945	$(100,483)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average

NVG	Municipal Bonds	$65,578	Expected Recovery	Recovery Proceeds	100%	N/A

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average

NZF	Municipal Bonds	$18,415	Expected Recovery	Recovery Proceeds	100%	N/A

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average
NMZ	Municipal Bonds	$11,110,430	Expected Recovery	Recovery Proceeds	10.08% - 100%	0.146% - 9.776%

			Discounted Cash Flow	Yield Spread	1.55% - 1.93%	88.627%
				Discount Rate	10% - 15%	0.0057% - 0.0059%
			Probability Weighted Expected Recovery	Recovery Proceeds	0.01% - 130%	0.0057% - 88.627%
				Scenario Weights	0% - 100%	0.0057% - 88.627%

	Variable Rate Senior Loan Interests	162,238	Discounted Cash Flow	Discount Rate	10% - 15%	0.564% - 0.875%
			Probability Weighted Expected Recovery	Recovery Proceeds	0.01% - 130%	0.564% - 0.875%
				Scenario Weights	0% - 100%	0.564% - 0.875%
Total		$11,272,668

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average
NMCO	Municipal Bonds	$11,876,721	Expected Recovery	Recovery Proceeds	10.08% - 100%	0.77% - 23.56%

			Discounted Cash Flow	Yield Spread	1.55% - 1.93%	75.08%
				Discount Rate	15.00%	0.004%
			Probability Weighted Expected Recovery	Recovery Proceeds	0.01% - 130%	0.004% - 75.08%
				Scenario Weights	0% - 100%	0.004% - 75.08%

	Variable Rate Senior Loan Interests	70,482	Discounted Cash Flow	Discount Rate	15.00%	0.59%

			Probability Weighted Expected Recovery	Recovery Proceeds	21.91%	0.59%
				Scenario Weights	0% - 100%	0.59%
Total		$11,947,203

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average
NDMO	Municipal Bonds	$2,358,992	Expected Recovery	Recovery Proceeds	70.00%	7.09%

			Discounted Cash Flow	Yield Spread	1.55% - 1.93%	75.83%
				Discount Rate	15.00%	0.005%

			Probability Weighted Expected Recovery	Recovery Proceeds	0.01% - 130%	0.005% - 75.83%
				Scenario Weights	0% - 100%	0.005% - 75.83%

	Corporate Bonds	457,538			4.375%	16.08%

	Variable Rate Senior Loan Interests	28,193	Discounted Cash Flow	Yield Spread	15%	0.99%

			Probability Weighted Expected Recovery	Recovery Proceeds	21.91%	0.99%
				Scenario Weights	0% - 100%	0.99%
Total		$2,844,723
The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NMZ
Municipal Bonds	$-	$-	$-	$-	$11,093,393	$(10)
Variable Rate Senior Loan Interests	$-	$-	$-	$-	63,563	$-
NMCO
Municipal Bonds	$-	$-	$-	$-	$11,785,178	$-
NDMO
Municipal Bonds	$-	$-	$-	$-	$2,358,982	$-
Corporate Bonds	$-	$-	$-	$-	457,538	$-

Notes to Financial Statements
(continued)

4.	Portfolio Securities
Inverse Floating Rate Securities:
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NVG	$210,540,000	$8,160,000	$218,700,000

NZF	374,706,000	12,755,000	387,461,000

NMZ	406,701,000	11,290,000	417,991,000

NMCO	19,960,000	–	19,960,000

NDMO	650,000	–	650,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NVG	$205,665,849	3.68%

NZF	280,044,101	3.86

NMZ	427,319,148	3.74

NMCO	23,035,685	3.79

NDMO	3,293,726	3.50

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. During the current fiscal period NZF, NMZ and NMCO made Shortfall Payments in the amounts of $3,272,586, $874,057 and $178,372, respectively. Such amounts are recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. NVG and NDMO did not make shortfall Payments during the current reporting period.
As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NVG	$208,240,000	$–	$208,240,000

NZF	368,406,000	12,755,000	381,161,000

NMZ	406,701,000	11,290,000	417,991,000

NMCO	19,960,000	–	19,960,000

NDMO	650,000	–	650,000
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Notes to Financial Statements
(continued)

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

NVG	$792,547,111	$933,653,774

NZF	1,181,054,995	1,026,257,806

NMZ	544,946,481	583,454,738

NMCO	372,497,802	407,863,387

NDMO	724,765,592	684,528,955
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts:
During the current fiscal period, NDMO managed the duration of its portfolio by shorting interest rate futures contracts.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by
“marking-to-market”
on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding *
NDMO	$3,032,340

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

During the current fiscal period, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NDMO
Futures contracts	Interest rate	$831,869	$(2,140,765)
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NVG
	Year Ended 10/31/23	Year Ended 10/31/22*
Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	–	–
Offering proceeds, net of offering costs	$–	$–

	NMZ
	Year Ended 10/31/23	Year Ended 10/31/22
Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	904,034	12,811,555
Offering proceeds, net of offering costs	$9,590,166	$162,568,435

	NMCO
	Year Ended 10/31/23	Year Ended 10/31/22
Maximum aggregate offering	$90,000,000	$90,000,000
Common shares sold	30,416	1,467,274
Offering proceeds, net of offering costs	$357,037	$19,150,641

	NDMO
	Year Ended 10/31/23	Year Ended 10/31/22
Maximum aggregate offering	$250,000,000	$250,000,000
Common shares sold	–	827,780
Offering proceeds, net of offering costs	$–	$12,647,921

*	For the period November 21, 2021 through October 31, 2022.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NVG		NZF
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
Common Shares:
Issued in the Reorganization/Merger	–	–	28,358,649	23,223,782
Issued to shareholders due to reinvestment of distributions	–	97,083	–	–
Repurchased and retired	–	–	(20,000)	–

Notes to Financial Statements
(continued)

	NVG		NZF
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
Total	-	97,083	28,338,649	23,223,782
Weighted average common share:
Price per share repurchased and retired	-	-	10.72	-
Discount per share repurchased and retired	–%	–%	(17.50)%	–%

	NMZ		NMCO
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
Common Shares:
Sold through shelf offering	904,034	12,811,555	30,416	1,467,274
Issued to shareholders due to reinvestment of distributions	10,000	113,611	-	18,120
Total	914,034	12,925,166	30,416	1,485,394
Weighted average common share:
Premium to NAV per shelf offering common share sold	1.23%	1.52%	1.12%	1.24%

			NDMO
			Year Ended 10/31/23	Year Ended 10/31/22
Common Shares:
Sold through shelf offering			-	827,780
Issued to shareholders due to reinvestment of distributions			96,978	72,033
Total			96,978	899,813
Weighted average common share:
Premium to NAV per shelf offering common share sold			-%	1.28%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares:
NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NMZ had $356,521,633 AMTP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NMZ	2028	870	$87,000,000

	2031	1,700	$170,000,000

	2032	1,000	$100,000,000
The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time
the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018

	360-day	2031	April 1, 2031*	April 17, 2023

	360-day	2032	June 1, 2032*	June 8, 2023

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate

NMZ	$357,000,000	4.10%
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares:
NVG, NZF, NMCO and NDMO have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000
($1,000 for NVG’s Series B and Series C) liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified
mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up
dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

Notes to Financial Statements
(continued)

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NVG, NZF, NMCO and NDMO had $515,526,990, $640,119,683, $429,128,343 and $239,609,609 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NVG	A	674	$67,400,000	January 3, 2028	VRM	January 3, 2028*

	B	200,000	$200,000,000	March 1, 2029	VRRM	March 1, 2029

	C	250,000	$250,000,000	December 1, 2031	VRRM	December 1, 2031
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 1, 2024

	B	1,550	$155,000,000	February 3, 2048	VRM	February 3, 2048*

	C	3,360	$336,000,000	June 1, 2048	VRM	September 1, 2024
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A

	B	2,050	$205,000,000	October 1, 2031	VRM	December 1, 2024

	C	1,250	$125,000,000	October 1, 2031	VRM	May 16, 2024

NDMO	A	2,400	$240,000,000	September 1, 2032	VRM	September 1, 2032

*	Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate

NVG	$519,668,493	3.71%

NZF	641,000,000	4.12

NMCO	450,000,000	3.98

NDMO	240,000,000	4.08
Variable Rate Demand Preferred Shares:
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,233,916,102 and $673,553,812 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Maturity
NVG	1	1,790	0.10%	$179,000,000	December 1, 2043
	2	2,954	0.10%	$295,400,000	December 1, 2040
	4	1,800	0.10%	$180,000,000	June 1, 2046
	5	2,955	0.10%	$295,500,000	December 1, 2040
	6	2,867	0.10%	$286,700,000	December 1, 2040
NZF	1	2,688	N/A**	$268,800,000	March 1, 2040
	2	2,622	N/A**	$262,200,000	March 1, 2040
	3	1,460	0.05%	$146,000,000	June 1, 2040

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on March 1, 2040 for the Fund’s Series 1 and 2 VRDP Shares, but is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate

NVG	$1,236,600,000	3.21%

NZF	679,739,726	3.99
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as

Notes to Financial Statements
(continued)

a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions:
Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2022
NVG	Series	Shares	Amount
AMTP Shares redeemed	2028	(1,120)	$(112,000,000)
NMZ
AMTP Shares issued	2032	1,000	$100,000,000
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2023
NVG	Series	Shares	Amount
MFP Shares redeemed	A	(935)	$(93,500,000)

	Year Ended October 31, 2022
NVG	Series	Shares	Amount
MFP Shares issued	C	250,000	$250,000,000
MFP Shares noticed for redemption	A	(445)	(44,500,000)

	Year Ended October 31, 2023
NMCO	Series	Shares	Amount
MFP Shares noticed for redemption *	B	(200)	$(20,000,000)

	Year Ended October 31, 2022
NDMO	Series	Shares	Amount
MFP Shares issued	A	2,400	$240,000,000

*
Cash irrevocably deposited for payment of preferred shares noticed for redemption included in “Cash held in escrow for preferred shares noticed for redemption”, on the Statement of Assets and Liabilities.

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2023
NZF	Series	Shares	Amount
VRDP Shares redeemed	3	(500)	$(50,000,000)

	Year Ended October 31, 2022
NVG	Series	Shares	Amount
VRDP Shares redeemed	2	(900)	$(90,000,000)
	5	(450)	(45,000,000)
	6	(400)	(40,000,000)
Total		(1,750)	(175,000,000)

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NVG, the AMT applicable to individuals to retain such tax-exempt
status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distressed PIK bond adjustments, investments in partnerships, nondeductible expenses, paydowns, reorganization adjustments, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NVG	$4,649,764,316	$99,490,037	$(560,175,461)	$(460,685,424)

NZF	3,743,211,764	125,905,108	(278,770,802)	(152,865,694)

NMZ	1,649,538,751	49,755,067	(323,257,297)	(273,502,230)

NMCO	1,109,960,834	50,088,972	(179,404,088)	(129,315,116)

NDMO	935,432,534	2,029,475	(106,306,740)	(104,277,265)
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income 1	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NVG	$-	$610,886	$-	$(460,685,424)	$(102,288,716)	$-	$(9,074,700)	$(571,437,954)

NZF	5,600,405	96,828	-	(152,865,694)	(294,654,344)	-	(8,330,349)	(450,153,154)

NMZ	-	380,433	-	(273,502,230)	(129,246,280)	-	(4,697,922)	(407,065,999)

NMCO	-	15,318	-	(129,315,116)	(135,428,162)	-	(2,522,122)	(267,250,082)

NDMO	-	95,640	-	(104,277,264)	(149,324,830)	-	(3,716,717)	(257,223,171)

1	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2023 and paid on November 1, 2023.
The tax character of distributions paid was as follows:

	10/31/23				10/31/22
Fund	Tax-Exempt Income 1	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital

NVG	$112,795,656	$1,225,287	$-	$-	$165,132,471	$562,238	$6,545,147	$-

NZF	95,870,629	57,599	-	-	110,510,171	8,270	-	-

NMZ	56,448,218	4,070,431	-	1,274,052	75,631,470	1,629,796	-	-

NMCO	31,918,490	1,502,251	-	446,021	39,069,521	628,781	-	-

NDMO	21,509,992	3,048,167	-	23,182,895	27,535,309	2,127,543	-	24,771,804

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

Notes to Financial Statements
(continued)

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NVG 1	$11,226,867	$91,061,849	$102,288,716

NZF 1	146,307,379	148,346,965	294,654,344

NMZ	34,310,477	94,935,803	129,246,280

NMCO	74,019,646	61,408,516	135,428,162

NDMO	63,395,032	85,929,798	149,324,830

1	A portion of NVG’s and NZF’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.

8.	Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NVG NZF Fund-Level Fee Rate	NMZ Fund-Level Fee Rate	NMCO Fund-Level Fee Rate	NDMO Fund-Level Fee Rate
For the first $125 million	0.5000%	0.5500%	0.7500%	0.7000%
For the next $125 million	0.4875	0.5375	0.7375	0.6875
For the next $250 million	0.4750	0.5250	0.7250	0.6750
For the next $500 million	0.4625	0.5125	0.7125	0.6625
For the next $1 billion	0.4500	0.5000	0.7000	0.6500
For the next $3 billion	0.4250	0.4750	0.6750	0.6250
For managed assets over $5 billion	0.4125	0.4625	0.6625	0.6125
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include
closed-end
fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end
and
closed-end
funds that constitute ‘‘eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2023, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NVG	0.1623%

NZF	0.1623%

NMZ	0.1623%

NMCO	0.1623%

NDMO	0.1623%
Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
(“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

NVG	$3,728,511	$3,897,639	$(236,856)

NZF	10,034,900	10,094,300	(491,098)

NMZ	25,720,055	1,404,585	(141,671)

NMCO	13,693,121	4,681,950	(472,238)

NDMO	-	-	-

9.	Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowing Arrangements
Committed Line of Credit:
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a
364-day,
$2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than ongoing leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired in June 2023.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Notes to Financial Statements
(continued)

Fund	Maximum Outstanding Balance

NVG	$51,100,000

NZF	82,800,000

NMZ	47,000,000

NMCO	18,809,893

NDMO	-
During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NVG	23	$26,233,543	5.12%

NZF	190	25,869,303	6.12

NMZ	63	15,513,909	5.79

NMCO	69	9,773,524	5.86

NDMO	-	-	-
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

11.	Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

12.	Fund Mergers
The Mergers as previously described in these Notes to Financial Statements were structured to qualify as tax-free
reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each Merger, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.
Investments:
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of each Merger, were as follows:

	NUO	NKG
Cost of investments	$244,285,021	$112,066,624
Fair value of investments	253,607,985	112,908,007
Net unrealized appreciation (depreciation) of investments	9,322,964	841,383
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares:
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after each Merger were as follows:

Target Fund - Prior to Merger into NZF	NUO	NKG
Common shares outstanding	18,254,255	10,399,812

Net assets applicable to common shares	$269,057,366	$122,740,782
NAV per common share outstanding	$14.74	$11.80

Acquiring Fund - Prior to Merger		NZF
Common shares outstanding		165,390,401
Net assets applicable to common shares		$2,284,999,614
NAV per common share outstanding		$13.82

Acquiring Fund - Post Merger		NZF
Common shares outstanding		193,749,050

Net assets applicable to common shares		$2,676,797,762
NAV per common share outstanding		$13.82
Pro Forma Results of Operations:
The beginning of NUO and NKG’s current fiscal period was March 1, 2023 and June 1, 2022, respectively. Assuming the Mergers had been completed on November 1, 2022, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund’s current fiscal period, are as follows:

Acquiring Fund - Pro Forma Results from Operations	NZF
Net investment income (loss)	$102,811,769

Net realized and unrealized gains (losses)	(70,279,409)
Change in net assets resulting from operations	32,532,360
Because the combined investment portfolio of each Merger has been managed as a single integrated portfolio since each Merger was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in the Statement of Operations of the Acquiring Fund since each Merger was consummated.
Cost and Expenses:
In connection with each Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization/Merger expenses” on the Statement of Operations.

13.	Subsequent Event
Preferred Shares for NMCO:
During November 2023, NMCO redeemed 150 of Series C MFP Shares ($15,000,000 liquidation preference).
Updated Distribution Policy:
As noted in the Common Share information section of this report, effective with distributions payable on December 1, 2023 (December 29, 2023 for NDMO), each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.

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Shareholder Update
(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN
AMT-FREE
MUNICIPAL CREDIT INCOME FUND (NVG)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal
bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As
a non-fundamental investment
policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under

Shareholder Update
(Unaudited) (continued)

such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open-
or closed-end investment
companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (for defensive purposes only). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond
market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or
taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update
(Unaudited) (continued)

NUVEEN MUNICIPAL CREDIT INCOME FUND (NZF)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt
municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a
non-fundamental
investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

Shareholder Update
(Unaudited) (continued)

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond
market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or
taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
Investment Objectives
The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•
The Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below
B3/B-
by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility
districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by

Shareholder Update
(Unaudited) (continued)

a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond
market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or
taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update
(Unaudited) (continued)

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
Investment Objectives
The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax. The Fund’s secondary investment objective is to seek total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular U.S. federal income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund may invest without limit in high yielding,
low-
to medium-quality municipal securities
(low-
to medium-quality municipal securities are municipal securities rated Baa/BBB or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality.

•
The Fund may invest no more than 30% of its Managed Assets in municipal securities that, at the time of investment, either are rated CCC+/ Caa1 or lower, or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality.

•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular U.S. federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

Shareholder Update
(Unaudited) (continued)

The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing), or a combination of both. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond
market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or
taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
Investment Objective
The Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund may invest in municipal securities of any credit quality and without limit in below investment grade municipal securities (municipal securities rated BB+/Ba1 or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality.

•	The Fund may invest up to 20% of its Managed Assets in taxable debt obligations, including taxable municipal securities and corporate debt securities.

•
The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings. This policy does not apply in connection with any workout of an issuer of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental investment policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities of any credit quality and maturity. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax

Shareholder Update
(Unaudited) (continued)

anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid-
and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest (or sell) include those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities, to attempt to manage the effective maturity or duration of securities in the Fund’s portfolio or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open-
or closed-end investment
companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investments in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update
(Unaudited) (continued)

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal Credit Income Fund (NZF)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Portfolio Level Risks

Alternative Minimum Tax Risk	-	X	X	X	X

Below Investment Grade Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X

Debt Securities Risk	-	-	-	-	X

Distressed or Defaulted Securities Risk	X	X	X	X	X

Deflation Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Duration Risk	X	X	X	X	X

Economic Sector Risk	X	X	X	X	X

Financial Futures and Options Risk	X	X	X	X	X

Hedging Risk	X	X	X	X	X

Illiquid Investments Risk	X	X	X	X	X

Income Risk	X	X	X	X	X

Inflation Risk	X	X	X	X	X

Insurance Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Inverse Floating Rate Securities Risk	X	X	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X	X	X

Municipal Securities Market Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X	X	X

Swap Transactions Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Taxability Risk	X	X	X	X	X

Tobacco Settlement Bond Risk	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Zero Coupon Bonds Risk	X	X	X	X	X

Risk	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal Credit Income Fund (NZF)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X

Borrowing Risk	-	-	-	-	X

Counterparty Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Economic and Political Events Risk	X	X	X	X	X

Fund Tax Risk	X	X	X	X	X

Global Economic Risk	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Limited Term and Tender Offer Risks	-	-	-	X	X

Market Discount from Net Asset Value	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	X

Shareholder Update
(Unaudited) (continued)

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk.
Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment
and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment
of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Distressed or Defaulted Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability successfully use derivative instruments.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income
security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Shareholder Update
(Unaudited) (continued)

Inverse
 Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred
accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser
will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Shareholder Update
(Unaudited) (continued)

Zero Coupon Bonds Risk
.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to dis trib
ute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status, which include those commonly known as “Control Share Acquisition” provisions. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Borrowing Risk.
In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war and natural and environmental disasters, and the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as
COVID-19
that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions, composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-advisor
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor
to leverage the Fund or increase the Fund’s leverage.
Limited Term and Tender Offer Risks.
Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.
The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.
If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.

Shareholder Update
(Unaudited) (continued)

A Fund

portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Recently the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (““FDIC””) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments
.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected t
o
be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal Credit Income Fund (NZF)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	43.94%	42.40%	42.51%	44.94%	29.20%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	4.01%	4.13%	3.91%	4.19%	4.09%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.76%	1.75%	1.66%	1.88%	1.19%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(20.98)%	(20.40)%	(20.29)%	(21.58)%	(15.81)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(12.06)%	(11.72)%	(11.59)%	(12.50)%	(8.75)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.14)%	(3.04)%	(2.89)%	(3.42)%	(1.69)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.77%	5.64%	5.80%	5.66%	5.38%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.69%	14.32%	14.50%	14.74%	12.44%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives
and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update
(Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Developments Regarding the Funds’ Control Share
By-Law
On October 5, 2020, the Nuveen
AMT-Free
Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund and the Nuveen Dynamic Opportunities Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
Principal Risks
The following risk factor was added as a principal risk to the Funds:
Fund Tax Risk.
  The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
The following principal risks were consolidated into a single risk factor entitled, “Economic Sector Risk,” and are therefore no longer included as stand-alone principal risks:
Sector and Industry Risk.
  Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk.
  At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
The following principal risk was consolidated into a single risk factor entitled, “Distressed or Defaulted Securities Risk,” and is therefore no longer included as a stand-alone principal risk:

Shareholder Update
(Unaudited) (continued)

Distressed Securities Risk.
  The Fund may invest in
low-rated
securities or securities unrated but judged by the
sub-adviser
to be of comparable quality. Some or many of these
low-rated
securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
The following principal risk was removed as a principal risk of the Funds:
London Inter-Offered Bank Rate (“LIBOR”) Replacement Risk.
  LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Investment Policies
Effective June 22, 2023, the Board of Trustees (the “Board”) of Nuveen
AMT-Free
Municipal Credit Income Fund (NVG), Nuveen Municipal Credit Income Fund (NZF), and Nuveen Municipal High Income Opportunity Fund (NMZ) approved a change in each such Fund’s maturity policy. The maturity policy for each of NVG, NZF and NMZ effective as of June 22, 2023 is presented below:
“Under normal circumstances, the Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.”
Portfolio Managers
Nuveen Municipal Credit Opportunities Fund (NMCO),
Nuveen Dynamic Municipal Credit Opportunities Fund (NDMO) and
Nuveen Municipal High Income Opportunity Fund (NMZ)
Effective June 1, 2023, John V. Miller, portfolio manager for NMCO, NDMO and NMZ, retired for Nuveen. Daniel J. Close, CFA, Managing Director, and Stephen J. Candido, CFA, Managing Director, have each been named a portfolio manager for each of NMCO, NDMO and NMZ. Timothy Ryan will continue to serve as portfolio manager of NDMO. Steven M. Hlavin will continue to serve as portfolio manager of NMCO. The day-to-day
operation of each Fund and the execution of its specific investment strategies is the primary responsibility of each of the Fund’s portfolio managers. The biographies of Daniel J. Close and Stephen J. Candido are presented below:
Daniel J. Close, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management, LLC (“Nuveen Asset Management”). He began his career in the financial services industry in 1998 and joined Nuveen Asset Management in 2000. He served as a member of the product management and development team and then as a research analyst before assuming portfolio management responsibilities in 2007.
Stephen J. Candido, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management. He began his career in the financial services industry when he joined Nuveen Asset Management in 1996. He served as a research analyst specializing in high yield sectors before assuming portfolio management responsibilities in 2016.
Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)
Effective October 13, 2023, Steven M. Hlavin was named as a portfolio manager of NVG. Paul L. Brennan, CFA, CPA, will continue to serve as a portfolio manager for NVG.
The day-to-day operation
of the Fund and the execution of its specific investment strategies is the primary responsibility of each of the Fund’s portfolio managers. The biography of Steven M. Hlavin is presented below:
Steven M. Hlavin is Managing Director and Portfolio Manager at Nuveen Asset Management. He began his career in the financial services industry when he joined Nuveen Asset Management in 2003 as a senior analyst. From 2008 until he was named a portfolio manager of certain municipal bond funds in 2010, he was an assistant portfolio manager responsible for Nuveen Asset Management’ tender option bond program.
Nuveen Municipal Credit Income Fund (NZF)
Effective October 13, 2023, Kristen M. DeJong, CFA, was added as a portfolio manager of NZF. The day-to-day
operation of NZF and the execution of its specific investment strategies is the primary responsibility of each of NZF’s portfolio managers. The biography of Kristen M. DeJong, CFA, is presented below:

Kristen M. DeJong, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management. She began her career in the financial services industry in 2005 and joined Nuveen Asset Management in 2008. She served as a research associate in the wealth management services area and then as a senior research analyst for Nuveen Asset Management’s municipal fixed income team before assuming portfolio management responsibilities in 2021.

Shareholder Update
(Unaudited) (continued)

UPDATED DISCLOSURES FOR FUNDS WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2023.
NUVEEN
AMT-FREE
MUNICIPAL CREDIT INCOME FUND (NVG)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the examples below are to help you understand all fees and expenses
that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Maximum Sales Charge (as a percentage of offering price	1.00% (1)	4.00% (2)	4.00% (2)	1.00% (1)

Dividend Reinvestment Plan Fees (3)	$2.50	$2.50	$2.50	$2.50

(1)	A maximum sales charge of 1.00% applies only to offerings made at-the-market. There is no sales charge for offerings pursuant to an underwritten transaction or a private transaction.
(2)
A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market
is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(3)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares (1)
Annual Expenses	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

Management Fees	1.02%	1.05%	1.53%	1.15%

Interest and Other Related Expenses (2)	2.78%	2.59%	3.12%	1.54%

Other Expenses (3)	0.05%	0.11%	0.13%	0.07%
Total Annual Expenses	3.85%	3.75%	4.78%	2.76%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2023.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended October 31, 2023. The types of leverage used by each Fund during the fiscal year ended October 31, 2023 are described in the Fund Leverage and the Notes to Financial Statements (Note 4 – Portfolio Securities, Note 5 – Derivative Investments, Note 6 – Fund Shares, Note 10 – Borrowings Arrangements and Reverse Repurchase Agreements) sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if a Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, a Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. A Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.
Example # 1
(At-the-Market
Transaction)
The following example
assumes
a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
Nuveen AMT-Free Municipal Credit Income Fund (NVG)	$48	$126	$206	$414
Nuveen Municipal High Income Opportunity Fund(NMZ)	$47	$123	$202	$405
Nuveen Municipal Credit Opportunities Fund (NMCO)	$57	$152	$248	$488
Nuveen Dynamic Municipal Opportunities Fund (NDMO)	$38	$95	$154	$316
Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
Nuveen AMT-Free Municipal Credit Income Fund (NVG) (1)	N/A	N/A	N/A	N/A
Nuveen Municipal High Income Opportunity Fund (NMZ)	$76	$150	$226	$423
Nuveen Municipal Credit Opportunities Fund (NMCO)	$86	$178	$271	$504
Nuveen Dynamic Municipal Opportunities Fund (NDMO) (1)	N/A	N/A	N/A	N/A

(1)	Not applicable – the Fund does not incur a sales charge for offerings pursuant to an underwritten transaction as noted in Shareholder Transaction Expenses table above.
Example # 3 (Privately Negotiated Transaction)
The following example assumes there is no transaction fee.

	1 Year	3 Years	5 Years	10 Years
Nuveen AMT-Free Municipal Credit Income Fund (NVG)	$39	$118	$198	$408
Nuveen Municipal High Income Opportunity Fund (NMZ)	$38	$115	$193	$399
Nuveen Municipal Credit Opportunities Fund (NMCO)	$48	$144	$240	$483
Nuveen Dynamic Municipal Opportunities Fund (NDMO)	$28	$86	$146	$309
The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

Shareholder Update
(Unaudited) (continued)

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage)
of
shares of the Common Shares.
Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2023	$11.79	$9.72	$13.50	$11.77	(12.67)%	(17.70)%

July 2023	$11.88	$11.13	$13.69	$13.10	(12.69)%	(15.30)%

April 2023	$12.69	$11.35	$14.09	$13.13	(9.03)%	(15.59)%

January 2023	$12.71	$10.91	$14.05	$12.24	(5.23)%	(12.81)%

October 2022	$14.61	$10.92	$14.71	$12.07	0.63%	(10.69)%

July 2022	$14.32	$12.64	$14.71	$13.50	(2.59)%	(7.62)%

April 2022	$16.21	$13.51	$16.79	$14.45	(1.78)%	(8.81)%

January 2022	$17.93	$15.77	$17.54	$16.62	2.75%	(7.02)%
Nuveen Municipal High Income Opportunity Fund (NMZ)

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2023	$10.59	$8.33	$10.93	$9.46	(2.61)%	(12.22)%

July 2023	$10.81	$10.07	$11.21	$10.76	(2.30)%	(7.14)%

April 2023	$11.13	$10.20	$11.63	$10.79	(3.05)%	(7.46)%

January 2023	$11.23	$9.80	$11.59	$10.00	1.20%	(7.60)%

October 2022	$12.51	$9.78	$12.36	$9.86	1.78%	(4.61)%

July 2022	$12.71	$10.99	$12.40	$11.09	2.99%	(1.17)%

April 2022	$14.26	$11.95	$14.19	$12.11	2.23%	(4.23)%

January 2022	$15.15	$14.13	$14.80	$14.04	3.02%	(1.87)%
Nuveen Municipal Credit Opportunities Fund (NMCO)

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2023	$11.54	$8.62	$11.68	$10.04	(0.26)%	(14.40)%

July 2023	$11.43	$10.74	$12.01	$11.60	(2.47)%	(8.20)%

April 2023	$12.41	$10.83	$12.52	$11.69	0.65%	(8.63)%

January 2023	$12.49	$10.47	$12.51	$11.15	0.73%	(8.78)%

October 2022	$13.64	$10.29	$13.42	$10.97	2.40%	(7.81)%

July 2022	$13.78	$11.78	$13.58	$12.19	2.21%	(5.63)%

April 2022	$14.84	$12.46	$15.21	$13.21	(1.85)%	(8.08)%

January 2022	$15.94	$14.52	$15.81	$15.12	0.89%	(5.90)%

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2023	$10.96	$9.08	$10.87	$9.78	0.83%	(7.25)%

July 2023	$11.01	$10.03	$11.09	$10.77	1.01%	(8.65)%

April 2023	$12.22	$10.41	$11.44	$10.82	8.33%	(5.71)%

January 2023	$11.37	$9.66	$11.40	$10.38	0.35%	(8.59)%

October 2022	$12.56	$9.38	$12.66	$10.28	(0.08)%	(9.88)%

July 2022	$12.53	$10.56	$12.86	$11.51	(1.84)%	(9.92)%

April 2022	$15.14	$11.47	$15.22	$12.51	3.42%	(8.31)%

January 2022	$16.64	$15.00	$15.86	$15.01	5.32%	(2.15)%
The following table shows, as of October 31, 2023 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

October 31, 2023	Nuveen AMT-Free Municipal Credit Income Fund (NVG)	Nuveen Municipal High Income Opportunity Fund (NMZ)	Nuveen Municipal Credit Opportunities Fund (NMCO)	Nuveen Dynamic Municipal Opportunities Fund (NDMO)

NAV per Common Share	$11.79	$9.48	$10.06	$9.80

Market Price	$10.03	$8.37	$8.67	$9.12

Percentage of Premium/(Discount) to NAV per Common Share	(14.93)%	(11.71)%	(13.82)%	(6.94)%

Net Assets Attributable to Common Shares	$2,517,038,943	$1,048,148,769	$551,282,405	$583,504,166
Shares of
closed-end
investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table has been audited by KPMG LLP, independent registered public accounting firm. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

Shareholder Update
(Unaudited) (continued)

Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)

	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period		MuniFund Term Preferred (MTP)Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period		Variable Rate Demand Preferred (VRDP) Shares at the End of Period		AMPT, MFP, MTP, VMTP and/or VRDP Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2),(3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $10 Share (4)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)	Asset Coverage Per $1 Liquidation Preference
2023	$0	$0	$517,400	$243,503	$0	$0	$0	$0	$1,236,600	$243,503	$2.44
2022	$0	$0	$610,900	$240,935	$0	$0	$0	$0	$1,236,600	$240,935	$2.41
2021	$112,000	$291,153	$405,400	$291,153	$0	$0	$0	$0	$1,411,600	$291,153	$2.91
2020	$112,000	$285,399	$405,400	$285,399	$0	$0	$0	$0	$1,411,600	$285,399	$2.85
2019	$0	$0	$405,400	$291,357	$0	$0	$0	$0	$1,411,600	$291,357	$2.91
2018	$0	$0	$405,400	$272,535	$0	$0	$0	$0	$1,411,600	$272,535	$2.73
2017	$0	$0	$0	$0	$0	$0	$240,400	$300,955	$1,411,600	$300,955	$3.01
2016	$0	$0	$0	$0	$0	$0	$240,400	$304,005	$1,411,600	$304,005	$3.04
2015	$0	$0	$0	$0	$0	$0	$0	$0	$179,000	$338,606	-
2014	$0	$0	$0	$0	$0	$0	$0	$0,	$179,000	$341,951	-

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.

(2)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(3)
The Fund’s Series B and Series C MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for the Fund’s Series B and Series C MFP Shares were as follows:

	Fiscal Year Ended October 31
Series B MFP Shares	2023	2022	2021	2020	2019	2018
Asset Coverage Per $ 1,000 Share*	$2,435	$2,409	$2,912	$2,854	$2,914	$0

	Fiscal Year Ended October 31
Series C MFP Shares	2023	2022	2021	2020	2019	2018
Asset Coverage Per $ 1,000 Share*	$2,435	$2,409	$0	$0	$0	$0

(4)
Asset Coverage Per $10: Asset coverage per $10 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 10. The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

Fiscal Year Ended October 31
Series 2014 (NVG PRCCL)	2014

Ending Market Value Per Share	$0

Average Market Value Per Share	$10.05 (5)

Nuveen Municipal High Income Opportunity Fund (NMZ)

	Borrowings Outstanding at the End of Period		Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 Share (2)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (3)
2023	$ 0	$ 0	$ 357,000	$ 393,599	$ 0	$ 0
2022	$ 0	$ 0	$ 357,000	$ 406,158	$ 0	$ 0
2021	$ 0	$ 0	$ 257,000	$ 646,596	$ 0	$ 0
2020	$ 0	$ 0	$ 87,000	$ 1,361,400	$ 0	$ 0
2019	$ 0	$ 0	$ 87,000	$ 1,213,872	$ 0	$ 0
2018	$ 0	$ 0	$ 87,000	$ 1,040,734	$ 0	$ 0
2017	$ 0	$ 0	$ 0	$ 0	$ 87,000	$ 1,081,317
2016	$ 0	$ 0	$ 0	$ 0	$ 87,000	$ 1,006,411
2015	$ 0	$ 0	$ 0	$ 0	$ 87,000	$ 886,333
2014	$ 0	$ 0	$ 0	$ 0	$ 87,000	$ 888,850

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(3)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

Nuveen Municipal Credit Opportunities Fund (NMCO)

MuniFund Preferred (MFP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (2)

2023	$ 430,000	$ 228,205

2022	$ 450,000	$ 237,489

2021	$ 450,000	$ 283,171

2020	$ 450,000	$ 251,699

2019 (3)	$ 0	$ 0

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.

(2)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(3)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

Shareholder Update
(Unaudited) (continued)

Nuveen Dynamic Municipal Opportunities Fund (NDMO)

	Borrowings Outstanding at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (3)
2023	$ 0	$ 0	$ 240,000	$ 343,127
2022	$ 0	$ 0	$ 240,000	$ 356,314
2021	$ 191,900	$ 5,761	$ 0	$ 0
2020 (4)	$ 0	$ 0	$ 0	$ 0

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(3)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(4)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2023, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NVG	$–
NZF	–
NMZ	–
NMCO	–
NDMO	–

Additional Fund Information
(Unaudited)

Board of Trustees

Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares repurchased	0	20,000	0	0	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)

Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR):
A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt
interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding:
Pre-Refunded
Bond/Pre-Refunding,
also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Glossary of Terms Users in the Report
(Unaudited) (continued)

Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management
Agreement Approval Process
(Unaudited)
At a meeting held on May
23-25,
2023 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory
agreement (each, a
“Sub-Advisory
Agreement”) with Nuveen Asset Management, LLC (the
“Sub-Adviser”)
pursuant to which the
Sub-Adviser
serves as the
sub-adviser
to such Fund for an additional
one-year
term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial
two-year
period, the Board considers the renewal of each Investment Management Agreement and
Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and
Sub-Advisory
Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the
Sub-Adviser
are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers
in their annual review of the advisory agreements. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers
to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end
funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end
funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’
sub-advisers
and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser
to the Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end
funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end
funds); a description of the profitability or financial data of Nuveen and the sub-advisers
to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers
as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.
As part of its review, the Board met on April
11-12,
2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser
to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the
Sub-Adviser
were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

Annual Investment Management Agreement Approval Process
(Unaudited) (continued)

A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the
Sub-Advisory
Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the
Sub-Adviser
in providing services to the Funds.
The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.
The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers
to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end
funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end
fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser
compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person
working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.
In addition to the above functions, the Board considered the quality and extent of other non-advisory
services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.
The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up
as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds; implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.
Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the
Sub-Adviser
and recognized that the
Sub-Adviser
and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the
Sub-Adviser
provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised
by the
Sub-Adviser
over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised
by the
Sub-Adviser.
The Board further considered at the May Meeting or prior meetings evaluations of the
Sub-Adviser’s
compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the
Sub-Advisory
Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter, one-,
three- and five-year periods ending December 31, 2022 and March 31, 2023 (or for such shorter periods available to the extent a Fund was not in existence during such periods). In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.
The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.
In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The secondary market trading of shares of the Nuveen
closed-end
funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its
Closed-end
Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end
funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end
funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.
The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.
In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in 2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding

Annual Investment Management Agreement Approval Process
(Unaudited) (continued)

that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen
AMT-Free
Municipal Credit Income Fund (the
“AMT-Free
Municipal Credit Income Fund”), the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-,
three- and five-year periods ended December 31, 2022 and March 31, 2023. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year
periods ended December 31, 2022 and March 31, 2023, the Fund ranked in the third quartile for the three-year periods and first quartile for the five-year periods ended December 31, 2022 and March 31, 2023. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For Nuveen Municipal Credit Income Fund (the “Municipal Credit Income Fund”), the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-,
three- and five-year periods ended December 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year
period ended December 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period and first quartile for the five-year period ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one-,
three- and five-year periods ended March 31, 2023, the Fund ranked in the third quartile of its Performance Peer Group for the one-year
period ended March 31, 2023 and first quartile for the three- and five-year periods ended March 31, 2023. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For Nuveen Municipal High Income Opportunity Fund (the “Municipal High Income Opportunity Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-,
three- and five-year periods ended December 31, 2022 and March 31, 2023. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one-year
periods, second quartile for the three-year periods and first quartile for the five-year periods ended December 31, 2022 and March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For Nuveen Municipal Credit Opportunities Fund (the “Municipal Credit Opportunities Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-
and three-year periods ended December 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for such periods. In addition, although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year
period ended March 31, 2023, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the three-year period ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For Nuveen Dynamic Municipal Opportunities Fund (the “Dynamic Municipal Opportunities Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year
periods ended December 31, 2022 and March 31, 2023. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board recognized, however, that the Fund was relatively new with a performance history too limited to make a meaningful assessment of performance, and management deserved additional time to develop a performance record. The Board will continue to monitor the development of the Fund.
C. Fees, Expenses and Profitability

1.	Fees and Expenses
As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end
funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end
fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end
funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Municipal Credit Opportunities Fund and the Dynamic Municipal Opportunities Fund, and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end
funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end
funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end
funds that utilize leverage, the Independent Board Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub-advisory
fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-advisory
fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s
management fees), means that the Adviser and applicable
sub-adviser
may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers
would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub-adviser,
as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.
With respect to the
Sub-Adviser,
the Board also considered, among other things, the
sub-advisory
fee schedule paid to the
Sub-Adviser
in light of the
sub-advisory
services provided to the respective Fund and comparative data of the fees the
Sub-Adviser
charges to other clients, if any. In its review, the Board recognized that the compensation paid to the
Sub-Adviser
is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that
(a) AMT-Free
Municipal Credit Income Fund and the Municipal Credit Income Fund each had an actual management fee that was slightly higher than the respective peer average, but a net total expense ratio that was in line with the respective peer average; (b) the Municipal High Income Opportunity Fund had an actual management fee that was in line with the peer average and a net total expense ratio that was below the peer average; and (c) the Municipal Credit Opportunities Fund and the Dynamic Municipal Opportunities Fund each had an actual management fee and a net total expense ratio that were higher than the respective peer averages. With respect to the net total expense ratios of the Municipal Credit Opportunities Fund and the Dynamic Municipal Opportunities Fund, the Independent Board Members noted that the differences in each such Fund’s investment strategy relative to the applicable peer set contributed to the differential and that each such Fund’s net total expense ratio was lower than initially projected prior to the Fund’s launch.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the municipal Nuveen funds, such other clients may include retail and institutional municipal managed accounts sub-advised
by the
Sub-Adviser,
municipal exchange-traded funds (“ETFs”)
sub-advised
by the
Sub-Adviser
that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and certain municipal private limited partnerships offered by Nuveen. The Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts, the sub-advisory
fee the
Sub-Adviser
received for serving as
sub-adviser
to certain municipal ETFs offered outside the Nuveen family and the management fee rates paid by the municipal private limited partnerships operated by Nuveen.

Annual Investment Management Agreement Approval Process
(Unaudited) (continued)

In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the
Sub-Adviser’s
fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory
mandates. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

3.	Profitability of Fund Advisers
In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax
and
after-tax
basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin
(pre-
and
after-tax)
the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.
In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax
net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.
In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins
(pre-tax)
of Nuveen Investments on a company-wide basis and the net revenue margins
(pre-tax)
of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the
Sub-Adviser
from its relationships with the respective Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the
Sub-Adviser’s
revenues, expenses and net revenue margins
(pre-
and
after-tax)
for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin
(pre-
and
after-tax)
by asset type for the
Sub-Adviser
for the calendar years ending December 31, 2022 and December 31, 2021.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the
Sub-Adviser’s
level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed-end
funds may make additional share offerings from time to time, the closed-end
funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co-manager
in the initial public offerings of new Nuveen
closed-end
funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed-end
funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.
In addition, the Independent Board Members noted that the various sub-advisers
to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important
or controlling. The Independent Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year
period.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II	Formerly, a
Co-Founding
			Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), formerly, Chair of its Investment Committee (2017-2022); formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	132

Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President
Pro-Tem
			of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	132

William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	132

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	132

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	132

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	132

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	132

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) formerly, Chair (2015- 2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	132

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023).

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen (since 2023); Vice President, Associate General Counsel and Assistant Secretary (since 2023) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA- CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017- 2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-2023) and Co- General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023) and Associate General Counsel (2011-2020); Executive Vice President (since 2021) and Secretary (since 2023) of Teachers Advisors, LLC, formerly, General Counsel and Assistant Secretary (2021-2023); Executive Vice President (since 2017) and Secretary (since 2023) of TIAA-CREF Investment Management, LLC, formerly General Counsel and Assistant Secretary (2017- 2023); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director (2017-2023).

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups (2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since 2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account
VA-1
			and the CREF Accounts; has held various positions with TIAA since 2004.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC (since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account
VA-1
			and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; has held various positions with TIAA since 2006.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023) and Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-C-1023P 3241319-INV-Y-12/24

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Dynamic Municipal Opportunities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2023	$33,000	$2,600	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2022	$29,940	$8,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2023	$0	$0	$0	$0
October 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a) (58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Albin F. Moschner, John K. Nelson, Chair, Margaret L. Wolff, and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Timothy T. Ryan, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for the firm’s SPDR Nuveen Exchange Traded Funds (ETFs) as well as several institutional portfolios. He is also the lead portfolio manager for the Strategic Municipal Opportunities strategy and co-manager for the All American Municipal Bond strategy. Tim joined Nuveen Asset Management as a portfolio manager in 2010 when the firm entered into a sub-advisory agreement with State Street Global Advisors. His portfolio management responsibilities have included overseeing a number of mutual funds as well as separately managed accounts for institutions and individuals. He began his municipal career in 1983 in public finance and switched to asset management in 1991 as a research analyst for Scudder, Stevens and Clark. During his investment management career, he has held positions in credit research, trading and portfolio management at various firms including State Street Global Advisors. Mr. Ryan graduated with a B.S. from the University of Wisconsin and a M.A. in Management from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Ryan also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives for Nuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customized institutional portfolios, open-end funds and closed-end funds. Prior to his current role, Dan helped establish and expand the platform as Head of Taxable Municipals. He is a portfolio manager of both high yield and investment grade municipal assets, and he has managed dedicated taxable municipal strategies for Nuveen since 2010. After joining Nuveen in 2000, he was a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. Dan began working in the investment industry in 1998 as an analyst at Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Timothy T. Ryan	Registered Investment Company	11	$19.14 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	6	$1.50 billion

Daniel J. Close	Registered Investment Company	16	$24.46 billion
	Other Pooled Investment Vehicles	2	$482 million
	Other Accounts	60	$16.28 billion

Stephen J. Candido	Registered Investment Company	29	$48.63 billion
	Other Pooled Investment Vehicles	2	$482 million
	Other Accounts	3	$268 million

*	Assets are as of October 31, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NDMO SECURITIES AS OF OCTOBER 31, 2023

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Timothy T. Ryan	X
Daniel J. Close	X
Stephen J. Candido	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14 (b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dynamic Municipal Opportunities Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 5, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: January 5, 2024